UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22061

Name of Fund: BlackRock Funds II

BlackRock Dynamic High Income Portfolio

BlackRock Multi-Asset Income Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55 East

52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2018

Date of reporting period: 01/31/2018

Item 1 – Report to Stockholders

JANUARY 31, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Funds II

➢	BlackRock Dynamic High Income Portfolio
➢	BlackRock Multi-Asset Income Portfolio

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended January 31, 2018, assets with higher risk and return potential, such as stocks and high-yield bonds, continued to deliver strong performance. The equity market advanced despite geopolitical uncertainty and relatively high valuations, while bond returns were constrained by rising interest rates.

Emerging market stocks posted the strongest performance, as accelerating growth in China, the second largest economy in the world and the most influential of all developing economies, improved the outlook for corporate profits and economic growth across most developing nations. Chinese demand for commodities and other raw materials allayed concerns about the country’s banking system, leading to rising equity prices and foreign investment flows.

Rising interest rates worked against high-quality assets with more interest rate sensitivity. Consequently, the 10-year U.S. Treasury — a bellwether of the bond market — posted a modest negative return, as rising energy prices, higher wages, and steady job growth drove expectations of higher inflation and interest rate increases by the U.S. Federal Reserve (the “Fed”).

The market’s performance reflected reflationary expectations early in the reporting period, as investors began to sense that a global recovery was afoot. Thereafter, many countries experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together. Consensus expectations for global economic growth also rose, as long-anticipated fiscal stimulus and capital spending plans indicated that new sources of demand could extend the current economic cycle.

The Fed responded to these positive developments by increasing short-term interest rates three times during the year. In October 2017, the Fed also reduced its $4.5 trillion balance sheet by $10 billion, while setting expectations for additional modest reductions and rate hikes in 2018.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) continued to expand their balance sheets despite nascent signs of sustained economic growth. Rising global growth and inflation, as well as limited bond supply, put steady pressure on other central banks to follow in the Fed’s footsteps. In October 2017, the ECB announced plans to cut its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus, as the country’s inflation rate remained below 2.0%.

Rising consumer confidence and improving business sentiment are driving momentum for the U.S. economy. If the Fed maintains a measured pace of stimulus reduction, to the extent that inflation rises, it’s likely to be accompanied by rising real growth and higher wages. That could lead to a favorable combination of moderately higher inflation, steadily rising interest rates, and improving growth in 2018. We continue to believe the primary risks to the economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension.

In December 2017, Congress passed a sweeping tax reform bill. The U.S. tax overhaul is likely to accentuate the existing reflationary themes, including faster growth and rising interest rates. Changing the corporate tax rate to a flat 21% will create many winners and losers among high-and-low tax companies, while the windfall from lower taxes could boost business and consumer spending.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	15.43%	26.41%
U.S. small cap equities (Russell 2000® Index)	11.23	17.18
International equities (MSCI Europe, Australasia, Far East Index)	12.14	27.60
Emerging market equities (MSCI Emerging Markets Index)	18.51	41.01
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.58	0.93
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(2.74)	(0.47)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.35)	2.15
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.01	3.41
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.94	6.60
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of January 31, 2018	BlackRock Dynamic High Income Portfolio

Investment Objective

BlackRock Dynamic High Income Portfolio’s (the “Fund”) investment objective is to seek high current income with consideration for capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended January 31, 2018, the Fund underperformed its benchmark, a blend of 70% MSCI World Index/30% Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

The Fund seeks to earn a high level of current income by tactically managing a diversified portfolio of non-traditional sources of yield. The Fund’s performance is reviewed on an absolute basis due to the outcome-oriented nature of its strategy. The Fund has flexibility to invest across all asset classes and is managed within a risk controlled framework, seeking to maintain competitive yield with a risk profile in line with or below that of the 70/30 risk benchmark.

The most significant detractor from the Fund’s performance was a currency position to reduce exposure to the euro, as the euro appreciated against the U.S. dollar over the period. The Fund’s positioning with respect to duration (and corresponding interest rate sensitivity) was also a modest detractor, driven by exposure to longer-dated U.S. Treasury futures. Additionally, an allocation to master limited partnerships (“MLPs”) was a drag on performance as the sector continued to underperform despite strengthening oil prices. Finally, while exposure to investment grade bonds provided modest positive returns for the period, the asset class underperformed higher risk credit sectors.

The Fund’s exposure to equity covered calls and non-U.S. equities, in particular Japanese and emerging market equities, were the top contributors to performance for the period as stock returns were broadly positive against a robust economic backdrop. Credit-oriented sectors within fixed income also aided returns, most notably non-agency residential mortgage-backed securities (“MBS”), floating rate bank loans and emerging market debt. Lastly, the Fund benefited from exposure to global real estate investment trusts (“REITs”) despite negative performance toward the end of the period as interest rates rose.

The Fund utilized derivatives during the period. In particular, futures, options and swaps were used to efficiently manage the Fund’s exposures and protect the portfolio during periods of market distress. Additionally, equity covered calls were used to provide an alternative source of income. The Fund’s positions in interest rate and currency strategies generally detracted from performance, while the Fund’s positions in equity futures were additive to performance. Equity futures are regularly used as a way to provide upside potential in the portfolio in addition to its high income objective. An allocation to equity covered calls was also a positive contributor to the Fund’s income and return.

Describe recent portfolio activity.

Over the six-month period, the Fund reduced exposure to fixed income in favor of equities. More specifically, the Fund reduced allocations to preferred stocks and non-agency residential MBS after both asset classes strongly outperformed during 2017. Given less compelling valuations, the Fund also decreased its allocation to floating rate bank loans. In contrast, the Fund marginally increased exposure to equities where upside versus downside risk appeared to be more balanced compared to credit-based fixed income sectors, primarily through an increase in equity covered calls.

Describe portfolio positioning at period end.

The Fund was allocated across a number of diverse asset classes at period end, including equity covered calls, floating rate bank loans and collateralized loan obligations, preferred securities, emerging market debt, high yield bonds, non-agency MBS, global equities, MLPs, global REITs, investment grade corporate bonds and fixed-income closed-end funds. The Fund also held positions in currency, interest rate, and equity futures as well as equity options to help manage overall exposures. Overall portfolio duration (interest-rate sensitivity) at period end was 2.26 years.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2018 (continued)	BlackRock Dynamic High Income Portfolio

Performance Summary for the Period Ended January 31, 2018

				Average Annual Total Returns (a)(b)
				1 Year		Since Inception (f)
	Standardized 30-Day Yield	Unsubsidized 30-Day Yield	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	5.64%	5.44%	7.45%	15.16%	N/A	7.30%	N/A
Investor A	5.10	4.91	7.31	14.87	8.84%	7.04	5.27%
Investor C	4.63	4.44	6.92	14.03	13.03	6.22	6.22
Class K	5.68	5.48	7.48	15.21	N/A	7.36	N/A
70% MSCI World Index/30% Bloomberg Barclays U.S. Aggregate Bond Index(c)	—	—	9.37	18.28	N/A	8.07	N/A
MSCI World Index(d)	—	—	13.73	25.83	N/A	10.58	N/A
Bloomberg Barclays U.S. Aggregate Bond Index(e)	—	—	(0.35)	2.15	N/A	1.98	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 9 for a detailed description of share classes, including any related sales charges and fees.
(b)	The Fund may invest up to 100% of its assets in equity securities and up to 100% of its assets in fixed income securities. The Fund may also gain exposure to such equity securities and fixed income securities by investing in BlackRock equity and/or fixed income mutual funds and affiliated and unaffiliated exchange traded funds (“ETFs”).
(c)	The Fund compares its performance to that of a customized weighted index comprised of the returns of the MSCI World Index (70%) and Bloomberg Barclays U.S. Aggregate Bond Index (30%).
(d)	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.
(e)	A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.
(f)	The Fund commenced operations on November 3, 2014.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARIES	5

Fund Summary as of January 31, 2018	BlackRock Multi-Asset Income Portfolio

Investment Objective

BlackRock Multi-Asset Income Portfolio’s (the “Fund”) investment objective is to seek to maximize current income with consideration for capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended January 31, 2018, the Fund underperformed its benchmark, a blend of 50% MSCI World Index/50% Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

The following discussion relates to the Fund’s absolute performance due to the nature of its strategy. The Fund employs an unconstrained strategy (i.e., one with the flexibility to invest across all asset classes) that is managed within a risk-controlled framework and seeks to maintain a competitive yield with a risk profile less than or equal to the 50/50 benchmark.

A risk-management strategy designed to reduce exposure to the euro detracted from returns given that the euro appreciated against the U.S. dollar. Additionally, a position in master limited partnerships (“MLPs”) was a drag on performance as the sector continued to underperform despite strengthening oil prices. While investment-grade bonds and commercial mortgage-backed securities (“MBS”) produced positive returns, both underperformed other credit sectors.

Exposure to equity covered calls and non-U.S. equities were the top contributors to performance, as stocks were broadly positive amidst a relatively robust economic backdrop. Positions in the fixed-income credit sectors — most notably high yield bonds and floating rate loans — aided returns as well. Other non-traditional credit sectors, including non-agency residential MBS and preferred stocks, also performed well.

During the period, the Fund held derivatives. Futures, options and swaps were utilized to manage the portfolio’s exposures and mitigate risk during times of market distress. Additionally, equity covered calls were used to provide an alternative source of income. This strategy made a meaningful contribution to the Fund’s return and income. The Fund’s positions in interest-rate, currency and equity risk-management strategies generally detracted from results, but the positions also helped reduce the Fund’s overall volatility.

Describe recent portfolio activity.

From a broad asset allocation perspective, the Fund reduced exposure to fixed income in favor of equities. More specifically, the Fund lowered its allocations to preferred stocks and non-agency residential MBS after both asset classes strongly outperformed during most of 2017. The Fund also decreased its allocation to floating rate bank loans due to their less compelling valuations. The Fund marginally shifted into equities that appeared to offer a more balanced risk-and-return profile compared to the credit sectors in fixed income. This was achieved primarily by increasing the portfolio’s allocation in equity covered calls. Covered calls also provided a way to capitalize on an uptick in market volatility toward the end of the period.

Describe portfolio positioning at period end.

The Fund was comprised of diverse allocations to a number of income-producing asset classes, including high yield bonds, covered calls, global equities, MBS, preferred stocks, floating-rate loans, investment-grade debt, emerging market bonds, MLPs, global real estate investment trusts, agency/government bonds and strategies designed to manage risk. At the close of the period, the portfolio’s duration (interest-rate sensitivity) stood at 2.33 years.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2018 (continued)	BlackRock Multi-Asset Income Portfolio

Performance Summary for the Period Ended January 31, 2018

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		Since Inception (f)
	Standardized 30-Day Yield	Unsubsidized 30-Day Yield	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.85%	4.74%	3.56%	8.86%	N/A	5.54%	N/A	5.99%	N/A
Investor A	4.36	4.27	3.53	8.70	2.99%	5.27	4.14%	5.73	5.15%
Investor C	3.86	3.75	3.14	7.90	6.90	4.51	4.51	4.95	4.95
Class K	4.90	4.82	3.68	8.90	N/A	5.59	N/A	6.04	N/A
50% MSCI World Index/50% Bloomberg Barclays U.S. Aggregate Bond Index(c)	—	—	6.53	13.47	N/A	6.88	N/A	5.35	N/A
MSCI World Index(d)	—	—	13.73	25.83	N/A	11.68	N/A	6.26	N/A
Bloomberg Barclays U.S. Aggregate Bond Index(e)	—	—	(0.35)	2.15	N/A	2.01	N/A	3.74	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 9 for a detailed description of share classes, including any related sales charges and fees.
(b)	The Fund may invest up to 60% of its assets in equity securities and up to 100% of its assets in fixed income securities. The Fund may also gain exposure to such equity securities and fixed income securities by investing in BlackRock equity and/or fixed income mutual funds and affiliated and unaffiliated exchange traded funds (“ETFs”). The Fund’s total returns prior to November 28, 2011 are the returns of the Fund when it followed different investment strategies under the name BlackRock Income Portfolio.
(c)	The Fund compares its performance to that of a customized weighted index comprised of the returns of the MSCI World Index (50%) and Bloomberg Barclays U.S. Aggregate Bond Index (50%).
(d)	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.
(e)	A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.
(f)	The Fund commenced operations on April 7, 2008.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARIES	7

Portfolio Information  as of January 31, 2018

BlackRock Dynamic High Income Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
iShares iBoxx $ High Yield Corporate Bond ETF	5.9%
BlackRock Allocation Target Shares, Series A	5.7
iShares Core S&P 500 ETF	4.5
BlackRock Floating Rate Income Portfolio, Class K	4.1
iShares 0-5 Year High Yield Corporate Bond ETF	1.9
Bank of America Corp.	0.9
JPMorgan Chase & Co.	0.9
WisdomTree Emerging Markets High Dividend Fund	0.8
Carlyle Global Market Strategies CLO Ltd.	0.7
iShares Core High Dividend ETF	0.7

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Equity-Linked Notes	27%
Investment Companies	25
Corporate Bonds	18
Common Stocks	11
Money Market Funds	9
Asset-Backed Securities	9
Non-Agency Mortgage-Backed Securities	5
Foreign Government Obligations	3
Foreign Agency Obligations	2
Preferred Securities	1
Options Purchased	— (a)
Liabilities in Excess of Other Assets	(10)

BlackRock Multi-Asset Income Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
iShares iBoxx $ High Yield Corporate Bond ETF	3.1%
Alternative Loan Trust	1.3
Commercial Mortgage Trust	0.9
Federal National Mortgage Association	0.8
JPMorgan Chase & Co.	0.8
Bank of America Corp.	0.8
Morgan Stanley	0.8
Goldman Sachs Group, Inc. (The)	0.8
HSBC Holdings plc	0.8
SPDR Bloomberg Barclays High Yield Bond ETF	0.7

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Corporate Bonds	32%
Common Stocks	19
Equity-Linked Notes	14
Asset-Backed Securities	10
Non-Agency Mortgage-Backed Securities	10
Money Market Funds	6
Floating Rate Loan Interests	5
Investment Companies	4
Foreign Government Obligations	3
Foreign Agency Obligations	1
Preferred Securities	1
U.S. Government Sponsored Agency Securities	1
Options Purchased	—	(a)
U.S. Treasury Obligations	—	(a)
Participation Notes	—	(a)
Liabilities in Excess of Other Assets	(6)

(a)	Representing less than 0.5% of the Fund’s net assets.

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to March 28, 2016 with respect to BlackRock Dynamic High Income Portfolio and February 3, 2017 with respect to BlackRock Multi-Asset Income Portfolio, (commencement of operations), Class K Shares performance results are those of Institutional Shares, restated to reflect Class K Shares fees.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value on the ex-dividend/payable dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ABOUT FUND PERFORMANCE / DERIVATIVE FINANCIAL INSTRUMENTS	9

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples below (which are based on a hypothetical investment of $1,000 invested on August 1, 2017 and held through January 31, 2018) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples

	Actual			Hypothetical (a)
	Beginning Account Value (08/01/17)	Ending Account Value (01/31/18)	Expenses Paid During the Period (b)	Beginning Account Value (08/01/17)	Ending Account Value (01/31/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
BlackRock Dynamic High Income Portfolio
Institutional	$1,000.00	$1,074.50	$3.56	$1,000.00	$1,021.78	$3.47	0.68%
Investor A	1,000.00	1,073.10	4.86	1,000.00	1,020.52	4.74	0.93
Investor C	1,000.00	1,069.20	8.76	1,000.00	1,016.74	8.54	1.68
Class K	1,000.00	1,074.80	3.24	1,000.00	1,022.08	3.16	0.62
BlackRock Multi-Asset Income Portfolio
Institutional	$1,000.00	$1,035.60	$2.82	$1,000.00	$1,022.43	$2.80	0.55%
Investor A	1,000.00	1,035.30	4.10	1,000.00	1,021.17	4.08	0.80
Investor C	1,000.00	1,031.40	7.94	1,000.00	1,017.39	7.88	1.55
Class K	1,000.00	1,036.80	2.57	1,000.00	1,022.68	2.55	0.50

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” above for further information on how expenses were calculated.

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) January 31, 2018	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Asset-Backed Securities — 8.9%
Allegro CLO VI Ltd., Series 2017-2A, Class D, 4.48%, 01/17/30(a)(b)	USD	555	$556,266
ALM VI Ltd., Series 2012-6A, Class CRR, 4.92%, 07/15/26(a)(b)		500	507,297
ALM XII Ltd.(a)(b):
Series 2015-12A, Class BR, 3.77%, 04/16/27		500	503,843
Series 2015-12A, Class C1R, 4.92%, 04/16/27		500	503,198
ALM XVI Ltd., Series 2015-16A, Class C1R, 4.92%, 07/15/27(a)(b)		1,000	1,015,509
ALM XVII Ltd., Series 2015-17A, Class C1, 5.87%, 01/15/28(a)(b)		250	253,554
AMMC CLO 15 Ltd., Series 2014-15A, Class D, 5.74%, 12/09/26(a)(b)		1,000	1,022,163
AMMC CLO 18 Ltd., Series 2016-18A, Class D, 6.46%, 05/26/28(a)(b)		700	710,667
Anchorage Capital CLO 4-R Ltd., Series 2014-4RA, Class D, 4.36%, 01/28/31(a)(b)		250	250,000
Anchorage Capital CLO 7 Ltd., Series 2015-7A, Class DR, 4.42%, 10/15/27(a)(b)		250	252,201
Apidos CLO XVI, Series 2013-16A, Class CR, 4.74%, 01/19/25(a)(b)		250	251,079
Apidos CLO XX, Series 2015-20A, Class C, 5.42%, 01/16/27(a)(b)		500	501,962
ARES XLIV CLO Ltd., Series 2017-44A, Class D, 7.86%, 10/15/29(a)(b)		500	516,466
Ares XLVI CLO Ltd., Series 2017-46A, Class SUB, 0.00%, 01/15/30(a)(b)		750	708,258
Ares XXVII CLO Ltd.(a)(b):
Series 2013-2A, Class CR, 4.16%, 07/28/29		500	509,037
Series 2013-2A, Class DR, 5.51%, 07/28/29		500	513,571
Ares XXVIII CLO Ltd., Series 2013-3A, Class DR, 4.98%, 10/17/24(a)(b)		500	502,176
Atrium X, Series 10A, Class DR, 4.72%, 07/16/25(a)(b)		750	751,862
Atrium XI, Series 11A, Class DR, 4.89%, 10/23/25(a)(b)		1,000	1,006,108
Bear Stearns Asset-Backed Securities Trust, Series 2004-HE3, Class M2, 3.29%, 04/25/34(a)		146	150,739
Benefit Street Partners CLO XII Ltd.(a)(b):
Series 2017-12A, Class C, 4.40%, 10/15/30		500	505,166
Series 2017-12A, Class D, 7.76%, 10/15/30		500	514,555
Carlyle Global Market Strategies CLO Ltd.(a)(b):
Series 2013-1A, Class CR, 4.76%, 08/14/30		500	512,116
Series 2013-4A, Class DRR, 4.66%, 01/15/31		450	450,000
Series 2014-3A, Class D1, 6.86%, 07/27/26		640	643,764
Series 2015-1A, Class DR, 4.74%, 04/20/27		475	476,507
Series 2015-1A, Class E1, 7.04%, 04/20/27		500	503,283
Series 2015-4A, Class SBB1, 10.24%, 10/20/27		448	456,289
Series 2016-1A, Class D, 9.34%, 04/20/27		750	761,728
Carrington Mortgage Loan Trust(a):
Series 2006-NC3, Class A4, 1.80%, 08/25/36		300	194,568
Series 2006-NC5, Class A3, 1.71%, 01/25/37		240	172,712
Catskill Park CLO Ltd., Series 2017-1A, Class C, 5.44%, 04/20/29(a)(b)		250	254,833
CBAM Ltd., Series 2017-3A, Class E1, 7.87%, 10/17/29(a)(b)		500	513,199
Cedar Funding IV CLO Ltd., Series 2014-4A, Class DR, 5.01%, 07/23/30(a)(b)		500	510,794
Cedar Funding VIII CLO Ltd., Series 2017-8A, Class E, 8.08%, 10/17/30(a)(b)		525	537,720
CIFC Funding Ltd.(a)(b):
Series 2014-3A, Class DR, 4.89%, 07/22/26		500	503,653
Series 2014-4A, Class D, 5.13%, 10/17/26		1,000	1,003,937
Series 2017-1A, Class D, 5.24%, 04/23/29		500	508,492
Series 2018-1A, Class D, 4.74%, 04/15/31		500	500,000

Security	Par (000)		Value
Conseco Finance Corp., Series 1998-8, Class A1, 6.28%, 09/01/30	USD	486	$508,370
CWHEQ Revolving Home Equity Loan Trust, Series 2006-G, Class 2A, 1.71%, 10/15/36(a)		202	183,089
Dewolf Park CLO Ltd., Series 2017-1A, Class E, 7.92%, 10/15/30(a)(b)		500	513,752
Dryden 31 Senior Loan Fund, Series 2014-31A, Class DR, 5.08%, 04/18/26(a)(b)		1,000	1,003,867
Dryden 40 Senior Loan Fund, Series 2015-40A, Class E, 7.37%, 08/15/28(a)(b)		750	770,467
Dryden 50 Senior Loan Fund(a)(b):
Series 2017-50A, Class E, 7.98%, 07/15/30		500	515,787
Series 2017-50A, Class SUB, 0.00%, 07/15/30		1,000	892,487
Gilbert Park CLO Ltd., Series 2017-1A, Class E, 7.76%, 10/15/30(a)(b)		500	516,826
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class D, 5.26%, 10/29/26(a)(b)		750	754,955
Greenwood Park CLO Ltd.(a)(b):
Series 2018-1A, Class D, 4.53%, 04/15/31		650	650,000
Series 2018-1A, Class E, 6.98%, 04/15/31		270	270,000
Highbridge Loan Management Ltd.(a)(b):
Series 2013-2A, Class DR, 8.34%, 10/20/29		500	516,313
Series 5A-2015, Class C1R, 3.86%, 01/29/26		500	503,331
Series 5A-2015, Class D1R, 5.06%, 01/29/26		500	501,573
Series 6A-2015, Class D, 5.04%, 05/05/27		500	502,906
Invitation Homes Trust, Series 2015-SFR3, Class E, 5.31%, 08/17/32(a)(b)		400	405,192
Long Beach Mortgage Loan Trust(a):
Series 2006-2, Class 2A3, 1.75%, 03/25/46		403	206,704
Series 2006-3, Class 2A3, 1.74%, 05/25/46		323	150,121
Series 2006-3, Class 2A4, 1.83%, 05/25/46		294	138,429
Series 2006-4, Class 1A, 1.71%, 05/25/36		597	419,624
Madison Park Funding XVI Ltd., Series 2015-16A, Class D, 7.24%, 04/20/26(a)(b)		500	503,232
Madison Park Funding XXVII Ltd., Series 2018-27A, Class C, 4.65%, 04/20/30(a)(b)		500	500,000
Mastr Asset-Backed Securities Trust, Series 2007-HE1, Class A4, 1.84%, 05/25/37(a)		650	541,016
MP CLO VI Ltd., Series 2014-2A, Class DR, 5.22%, 01/15/27(a)(b)		1,000	1,015,106
Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class CR, 5.66%, 11/14/27(a)(b)		250	256,714
Neuberger Berman CLO XXII Ltd., Series 2016-22A, Class E, 8.48%, 10/17/27(a)(b)		500	516,541
Neuberger Berman Loan Advisers CLO 25 Ltd., Series 2017-25A, Class D, 4.98%, 10/18/29(a)(b)		500	509,137
Oakwood Mortgage Investors, Inc., Series 1998-D, Class M1, 7.42%, 01/15/29(b)		431	437,987
Octagon Investment Partners 26 Ltd., Series 2016-1A, Class E, 9.57%, 04/15/27(a)(b)		750	761,672
Octagon Investment Partners 31 LLC, Series 2017-1A, Class E, 8.04%, 07/20/30(a)(b)		250	258,138
Octagon Investment Partners 32 Ltd., Series 2017-1A, Class E, 7.92%, 07/15/29(a)(b)		500	515,349
Octagon Investment Partners 33 Ltd., Series 2017-1A, Class C, 4.15%, 01/20/31(a)(b)		500	502,273
Octagon Investment Partners 35 Ltd., Series 2018-1A, Class C, 4.35%, 01/20/31(a)(b)		400	400,000
OZLM Funding Ltd., Series 2012-1A, Class CR2, 5.34%, 07/23/29(a)(b)		1,000	1,024,206
OZLM XI Ltd., Series 2015-11A, Class CR, 5.37%, 10/30/30(a)(b)		500	511,537
OZLM XIX Ltd., Series 2017-19A, Class C, 4.47%, 11/22/30(a)(b)		250	253,641

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Palmer Square CLO Ltd.(a)(b):
Series 2013-2A, Class CR, 5.33%, 10/17/27	USD	500	$505,505
Series 2015-1A, Class CR, 4.94%, 05/21/29		500	507,293
Progress Residential Trust, Series 2015-SFR3, Class F, 6.64%, 11/12/32(b)		500	528,419
Sound Point CLO III Ltd., Series 2013-2A, Class DR, 5.07%, 07/15/25(a)(b)		500	501,203
Stewart Park CLO Ltd.(a)(b)(c):
Series 2015-1A, Class DR, 4.32%, 01/15/30		650	650,000
Series 2015-1A, Class ER, 7.00%, 01/15/30		500	492,440
Voya CLO Ltd., Series 2015-2A, Class D, 5.14%, 07/23/27(a)(b)		1,000	1,003,433
Westcott Park CLO Ltd., Series 2016-1A, Class E, 8.94%, 07/20/28(a)(b)		500	525,021
York CLO-2 Ltd., Series 2015-1A, Class ER, 7.11%, 01/22/31(a)(b)		250	249,904
York CLO-3 Ltd.(a)(b):
Series 2016-1A, Class DR, 5.34%, 10/20/29		500	511,765
Series 2016-1A, Class ER, 8.14%, 10/20/29		500	512,602
York CLO-4 Ltd., Series 2016-2A, Class D, 5.84%, 01/20/30(a)(b)		500	515,595

Total Asset-Backed Securities — 8.9% (Cost: $44,179,517)			45,442,794

	Shares
Common Stocks — 11.4%

Equity Real Estate Investment Trusts (REITs) — 4.7%
Alexandria Real Estate Equities, Inc.		4,394	569,902
Assura plc		1,265,941	1,107,227
AvalonBay Communities, Inc.		7,286	1,241,534
Boston Properties, Inc.		6,513	805,723
British Land Co. plc (The)		97,375	924,392
Community Healthcare Trust, Inc.		10,215	272,128
EPR Properties		23,284	1,375,153
Equinix, Inc.		2,299	1,046,482
Eurocommercial Properties NV, CVA		22,554	1,063,513
Highwoods Properties, Inc.		10,361	496,085
Ichigo Hotel REIT Investment Corp.		295	335,694
Ichigo Office REIT Investment		417	312,836
Ingenia Communities Group		296,135	654,058
Invincible Investment Corp.		634	293,923
Japan Rental Housing Investments, Inc.		994	784,857
Japan Senior Living Investment Corp.		171	249,052
Kenedix Retail REIT Corp.		402	907,569
Liberty Property Trust		27,800	1,151,198
National Storage REIT		782,898	946,399
PRS REIT plc (The)(d)		202,986	298,297
Ramco-Gershenson Properties Trust		78,011	1,031,305
Sabra Health Care REIT, Inc.		70,520	1,276,412
Scentre Group		269,051	902,814
Simon Property Group, Inc.(d)		6,803	1,111,406
Spirit Realty Capital, Inc.		89,156	728,404
Target Healthcare REIT Ltd.		324,745	530,420
Tritax Big Box REIT plc		410,450	868,921
Vastned Retail NV		18,773	947,455
VEREIT, Inc.		104,764	754,301
Westfield Corp.		129,556	959,589

			23,947,049
Oil, Gas & Consumable Fuels — 5.8%
Andeavor Logistics LP		17,770	918,709
Antero Midstream Partners LP		27,069	823,439
Boardwalk Pipeline Partners LP		28,964	363,788
BP Midstream Partners LP		34,915	727,629

Security	Shares		Value
Oil, Gas & Consumable Fuels (continued)
Delek Logistics Partners LP		8,264	$268,580
Dominion Energy Midstream Partners LP		15,513	461,512
Energy Transfer Equity LP		26,955	493,276
Energy Transfer Partners LP		156,120	3,128,645
EnLink Midstream Partners LP		23,311	407,476
Enterprise Products Partners LP		131,960	3,644,735
EQT Midstream Partners LP		18,061	1,343,558
Genesis Energy LP		34,814	801,766
Magellan Midstream Partners LP		43,720	3,121,171
MPLX LP		82,681	3,075,733
ONEOK, Inc.		26,403	1,554,081
Phillips 66 Partners LP		8,617	453,599
Plains All American Pipeline LP		101,863	2,136,067
Shell Midstream Partners LP		25,826	739,398
Targa Resources Corp.		13,223	634,704
Valero Energy Partners LP		11,039	495,430
Western Gas Partners LP		29,891	1,502,919
Williams Cos., Inc. (The)		24,053	755,024
Williams Partners LP		44,863	1,879,760

			29,730,999
Real Estate Management & Development — 0.9%
Aroundtown SA		118,866	957,044
Atrium European Real Estate Ltd.		86,565	453,544
Entra ASA(b)		39,683	600,220
First Capital Realty, Inc.		88,846	1,485,823
Vonovia SE		17,924	883,879

			4,380,510

Total Common Stocks — 11.4% (Cost: $57,148,149)			58,058,558

	Par (000)
Corporate Bonds — 18.3%

Airlines — 0.1%
Avianca Holdings SA, 8.38%, 05/10/20	USD	200	205,750
Latam Finance Ltd., 6.88%, 04/11/24(b)		200	212,000

			417,750
Auto Components — 0.0%
Weichai International Hong Kong Energy Group Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.08%), 3.75%(e)(f)		200	195,677

Banks — 7.3%
Australia & New Zealand Banking Group Ltd., (USD Swap Rate 5 Year + 5.17%), 6.75%(b)(e)(f)		320	360,400
Banco Bilbao Vizcaya Argentaria SA, (USD Swap Semi 5 Year + 3.87%), 6.13%(e)(f)		1,800	1,872,900
Bank of America Corp., (LIBOR USD 3 Month + 3.71%), 6.25%(e)(f)		1,518	1,641,337
Bank Rakyat Indonesia PerseroTbk. PT, 2.95%, 03/28/18		200	200,000
Barclays plc, (USD Swap Semi 5 Year + 6.77%), 7.88%(e)(f)		1,659	1,813,526
BNP Paribas SA(b)(e)(f):
(USD Swap Semi 5 Year + 6.31%), 7.63%		379	413,584
(USD Swap Semi 5 Year + 4.92%), 6.75%		1,075	1,158,312
(USD Swap Semi 5 Year + 2.84%), 5.13%		700	690,375
Busan Bank Co. Ltd., 3.63%, 07/25/26		200	191,202
Citigroup, Inc.(e)(f):
(LIBOR USD 3 Month + 4.23%), 5.90%		180	189,900
(LIBOR USD 3 Month + 3.42%), 6.30%		525	555,844
(LIBOR USD 3 Month + 3.91%), 5.95%		706	746,595

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Banks (continued)
Citizens Financial Group, Inc., (LIBOR USD 3 Month + 3.96%), 5.50%(e)(f)	USD	75	$77,040
Credit Agricole SA(b)(e)(f):
(USD Swap Semi 5 Year + 4.90%), 7.88%		350	397,478
(USD Swap Semi 5 Year + 6.19%), 8.12%		975	1,167,286
Danske Bank A/S, (USD Swap Semi 7 Year + 3.90%), 6.13%(e)(f)		449	476,914
Fifth Third Bancorp, (LIBOR USD 3 Month + 3.13%), 4.90%(e)(f)		650	653,250
HSBC Holdings plc(e)(f):
(USD Swap Rate 5 Year + 5.51%), 6.87%		581	623,849
(USD Swap Rate 5 Year + 4.37%), 6.38%		925	990,906
(USD Swap Rate 5 Year + 3.75%), 6.00%		1,737	1,817,336
Industrial & Commercial Bank of China Ltd., 2.96%, 11/08/22		250	245,351
Intesa Sanpaolo SpA, (USD Swap Semi 5 Year + 5.46%), 7.70%(b)(e)(f)		1,299	1,445,137
Inversiones Atlantida SA, 8.25%, 07/28/22(b)		200	206,000
JPMorgan Chase & Co.(f):
(LIBOR USD 3 Month + 3.25%), 5.15%(e)		387	394,256
(LIBOR USD 3 Month + 3.30%), 6.00%(e)		475	504,688
(LIBOR USD 3 Month + 3.33%), 6.10%(e)		600	640,125
(LIBOR USD 3 Month + 1.00%), 2.42%, 05/15/47		1,757	1,581,300
M&T Bank Corp., (LIBOR USD 3 Month + 3.52%), 5.13%(e)(f)		375	393,656
Macquarie Bank Ltd.(e)(f):
(USD Swap Semi 5 Year + 3.70%), 6.13%		200	207,500
(USD Swap Semi 5 Year + 3.70%), 6.13%(b)		1,740	1,767,900
Nanyang Commercial Bank Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.21%), 5.00%(e)(f)		200	200,271
Popular, Inc., 7.00%, 07/01/19		220	227,370
Postal Savings Bank of China Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.63%), 4.50%(e)(f)		200	196,500
Royal Bank of Scotland Group plc(e)(f):
(USD Swap Semi 5 Year + 7.60%), 8.62%		1,336	1,491,310
(USD Swap Semi 5 Year + 5.72%), 8.00%		897	1,026,509
Santander UK plc, 5.00%, 11/07/23(b)		400	422,008
Societe Generale SA(b)(e)(f):
(USD Swap Semi 5 Year + 4.07%), 6.00%		500	509,408
(USD Swap Semi 5 Year + 6.24%), 7.38%		376	405,610
(USD Swap Rate 5 Year + 5.87%), 8.00%		1,275	1,490,156
Standard Chartered plc, (USD Swap Semi 5 Year + 6.30%), 7.50%(b)(e)(f)		1,560	1,680,900
SunTrust Banks, Inc.(e)(f):
(LIBOR USD 3 Month + 3.10%), 5.05%		830	832,075
(LIBOR USD 3 Month + 2.79%), 5.13%		1,150	1,111,849
Union Bank of the Philippines, 3.37%, 11/29/22		200	198,201
United Overseas Bank Ltd., (USD Swap Semi 5 Year + 1.79%), 3.88%(e)(f)		200	198,673
Wells Fargo & Co., (LIBOR USD 3 Month + 3.11%), 5.90%(e)(f)		833	880,898
Westpac Banking Corp., (USD Swap Rate 5 Year + 2.89%), 5.00%(e)(f)		1,925	1,905,357
Wing Lung Bank Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.75%), 3.75%, 11/22/27(f)		200	196,272
Woori Bank, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.35%), 5.25%(e)(f)		400	406,517
Yes Bank Ifsc Banking Unit Branch, 3.75%, 02/06/23		200	199,351

			37,003,182

Security	Par (000)		Value
Beverages — 0.0%
Central American Bottling Corp., 5.75%, 01/31/27(b)	USD	181	$189,778

Capital Markets — 2.4%
Bank of New York Mellon Corp. (The), (LIBOR USD 3 Month + 3.13%), 4.62%(e)(f)		1,175	1,177,937
CCTI 2017 Ltd., 3.63%, 08/08/22		200	195,087
Credit Suisse AG, 6.50%, 08/08/23(b)		200	223,500
Credit Suisse Group AG, (USD Swap Semi 5 Year + 3.46%), 6.25%(b)(e)(f)		1,928	2,079,830
Deutsche Bank AG(f):
(USD Swap Semi 5 Year + 5.00%), 7.50%(e)		200	211,000
(USD Swap Semi 5 Year + 2.25%), 4.30%, 05/24/28		1,261	1,237,839
Goldman Sachs Group, Inc. (The)(e)(f):
(LIBOR USD 3 Month + 3.92%), 5.38%		390	402,675
(LIBOR USD 3 Month + 2.87%), 5.00%		1,200	1,176,744
(LIBOR USD 3 Month + 3.83%), 5.30%		145	150,981
Guojing Capital BVI Ltd., 3.95%, 12/11/22		200	195,059
Huarong Finance 2017 Co. Ltd., 4.25%, 11/07/27		200	192,963
Huarong Universe Investment Holding Ltd., 1.63%, 12/05/22	EUR	125	151,253
Macquarie Group Ltd., (LIBOR USD 3 Month + 1.02%), 3.19%, 11/28/23(f)	USD	200	196,148
Northern Trust Corp., (LIBOR USD 3 Month + 3.20%), 4.60%(e)(f)		700	714,000
State Street Corp., (LIBOR USD 3 Month + 1.00%), 2.59%, 06/15/47(f)		2,446	2,196,484
SURA Asset Management SA, 4.38%, 04/11/27(b)		150	151,125
UBS Group AG(e)(f):
(USD Swap Rate 5 Year + 5.50%), 6.87%		875	933,187
(USD Swap Semi 5 Year + 4.87%), 7.00%		402	454,260
(USD Swap Semi 5 Year + 4.59%), 6.87%		240	267,069

			12,307,141
Chemicals — 0.3%
Cydsa SAB de CV, 6.25%, 10/04/27(b)		600	604,800
Mexichem SAB de CV, 5.50%, 01/15/48(b)		200	194,750
Pearl Holding III Ltd., 9.50%, 12/11/22		200	199,164
Petkim Petrokimya Holding A/S, 5.88%, 01/26/23(b)		264	267,470
Rock International Investment, Inc., 6.63%, 03/27/20		200	186,091

			1,452,275
Commercial Services & Supplies — 0.2%
ILFC E-Capital Trust I, 4.37%, 12/21/65(a)(b)		896	875,840

Communications Equipment — 0.1%
Proven Glory Capital Ltd.:
3.25%, 02/21/22		225	222,115
4.00%, 02/21/27		200	197,624

			419,739
Construction & Engineering — 0.2%
Aeropuertos Argentina 2000 SA, 6.88%, 02/01/27(b)		301	321,862
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(b)		400	438,000
Leader Goal International Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.92%), 4.25%(e)(f)		200	199,936
Wuhan Metro Group Co. Ltd., 2.38%, 11/08/19		200	196,357

			1,156,155
Consumer Finance — 0.6%
Credivalores-Crediservicios SAS, 9.75%, 07/27/22(b)		200	208,000
Discover Financial Services, (LIBOR USD 3 Month + 3.08%), 5.50%(e)(f)		575	583,984
Docuformas SAPI de CV, 9.25%, 10/11/22(b)		200	197,000

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Consumer Finance (continued)
General Motors Financial Co., Inc., (LIBOR USD 3 Month + 3.60%), 5.75%(e)(f)	USD	1,200	$1,239,000
ILFC E-Capital Trust II, (LIBOR USD 3 Month + 1.80%), 4.62%, 12/21/65(b)(f)		397	390,549
King Talent Management Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.52%), 5.60%(e)(f)		200	198,799
New Lion Bridge Co. Ltd., 9.75%, 10/10/20		200	202,000
Tarjeta Naranja SA, (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.50%, 15.00% Floor), 26.56%, 04/11/22(b)(f)		213	192,254

			3,211,586
Distributors — 0.0%
Hongkong Xiangyu Investment Co. Ltd., 4.50%, 01/30/23		200	197,615

Diversified Financial Services — 0.0%
CK Hutchison International 17 Ltd., 3.50%, 04/05/27		200	195,208

Diversified Telecommunication Services — 0.1%
WTT Investment Ltd., 5.50%, 11/21/22		200	201,980

Electric Utilities — 0.9%
AES Argentina Generacion SA, 7.75%, 02/02/24(b)		301	322,946
AES Panama SRL, 6.00%, 06/25/22(b)		200	210,000
Celeo Redes Operacion Chile SA, 5.20%, 06/22/47(b)		200	202,750
CGNPC International Ltd., 3.75%, 12/11/27		200	194,409
Emera, Inc., (LIBOR USD 3 Month + 5.44%), 6.75%, 06/15/76(f)		375	423,750
Energuate Trust, 5.88%, 05/03/27(b)		200	207,000
Generacion Mediterranea SA, 9.63%, 07/27/23(b)		301	334,110
Genneia SA, 8.75%, 01/20/22(b)		734	801,528
Huachen Energy Co. Ltd., 6.63%, 05/18/20		200	191,582
Majapahit Holding BV, 7.88%, 06/29/37		200	268,000
Minejesa Capital BV, 4.63%, 08/10/30		250	252,548
Pampa Energia SA, 7.50%, 01/24/27(b)		300	327,375
Southern Co. (The), (LIBOR USD 3 Month + 3.63%), 5.50%, 03/15/57(f)		175	183,801
Stoneway Capital Corp., 10.00%, 03/01/27(b)		596	645,575

			4,565,374
Electronic Equipment, Instruments & Components — 0.1%
Tsinghua Unic Ltd.:
4.75%, 01/31/21		200	199,258
5.38%, 01/31/23		200	197,250

			396,508
Energy Equipment & Services — 0.1%
Anton Oilfield Services Group, 9.75%, 12/05/20		200	211,518
Oil and Gas Holding Co. BSCC (The), 7.50%, 10/25/27		200	205,802

			417,320
Equity Real Estate Investment Trusts (REITs) — 0.1%
Emirates Reit Sukuk Ltd., 5.13%, 12/12/22		200	202,000
Trust F/1401, 6.95%, 01/30/44		400	435,600

			637,600
Food Products — 0.4%
Arcor SAIC, 6.00%, 07/06/23(b)		153	161,606
China Huiyuan Juice Group Ltd., 6.50%, 08/16/20		200	199,023
MARB BondCo plc, 6.88%, 01/19/25(b)		1,000	985,000
Marfrig Holdings Europe BV, 8.00%, 06/08/23(b)		200	209,200
Minerva Luxembourg SA, 6.50%, 09/20/26(b)		200	201,440
SSMS Plantation Holdings Pte. Ltd., 7.75%, 01/23/23		290	290,764

			2,047,033

Security	Par (000)		Value
Gas Utilities — 0.0%
ENN Energy Holdings Ltd., 3.25%, 07/24/22	USD	200	$196,135

Hotels, Restaurants & Leisure — 0.1%
Gohl Capital Ltd., 4.25%, 01/24/27		255	256,916
Studio City Co. Ltd., 7.25%, 11/30/21		200	211,000

			467,916
Independent Power and Renewable Electricity Producers — 0.1%
Emirates Semb Corp. Water & Power Co. PJSC, 4.45%, 08/01/35		225	231,469

Industrial Conglomerates — 0.1%
Cia Latinoamericana de Infraestructura & Servicios SA, 9.50%, 07/20/23(b)		301	319,060
CITIC Ltd., 4.00%, 01/11/28		200	195,473

			514,533
Insurance — 0.9%
FWD Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.08%), 5.50%(e)(f)		200	200,000
Heungkuk Life Insurance Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.47%), 4.48%, 11/09/47(f)		200	196,714
Liberty Mutual Group, Inc., (LIBOR USD 3 Month + 2.91%), 4.49%, 03/15/37(b)(f)		125	122,812
Nationwide Financial Services, Inc., 6.75%, 05/15/37		175	196,000
Nippon Life Insurance Co., (USD Swap Rate 5 Year + 2.88%), 4.00%, 09/19/47(b)(f)		1,200	1,174,440
Sumitomo Life Insurance Co., (LIBOR USD 3 Month + 2.99%), 4.00%, 09/14/77(b)(f)		1,200	1,166,931
Union Life Insurance Co. Ltd., 3.00%, 09/19/21		400	380,981
XLIT Ltd., (LIBOR USD 3 Month + 2.46%), 4.18%(e)(f)		1,385	1,300,169

			4,738,047
Internet & Direct Marketing Retail — 0.1%
JD.com, Inc., 3.88%, 04/29/26		500	493,291

Leisure Products — 0.1%
Universal Entertainment Corp., 8.50% ( 8.50% Cash or 8.50% PIK), 08/24/20(b)(g)		258	265,619

Media — 0.2%
Cablevision SA, 6.50%, 06/15/21(b)		181	190,949
Viacom, Inc.(f):
(LIBOR USD 3 Month + 3.90%), 5.88%, 02/28/57		450	455,625
(LIBOR USD 3 Month + 3.90%), 6.25%, 02/28/57		480	495,000

			1,141,574
Metals & Mining — 0.5%
Bukit Makmur Mandiri Utama PT, 7.75%, 02/13/22		425	449,738
Energy Resources LLC, 8.00%, 09/30/22(a)		75	77,447
JSW Steel Ltd., 5.25%, 04/13/22		400	407,550
Newcastle Coal Infrastructure Group Pty. Ltd., 4.40%, 09/29/27		100	98,328
Nexa Resources SA, 5.38%, 05/04/27(b)		243	257,580
Shandong Iron And Steel Xinheng International Co. Ltd., 6.50%, 06/14/21		200	201,500
Vale Overseas Ltd., 6.25%, 08/10/26		193	223,840
Vedanta Resources plc, 7.13%, 05/31/23		600	640,500

			2,356,483
Multi-Utilities — 0.1%
Integrys Holding, Inc., (LIBOR USD 3 Month + 2.12%), 3.60%, 12/01/66(f)		552	540,960

Oil, Gas & Consumable Fuels — 1.9%
Abu Dhabi Crude Oil Pipeline LLC, 3.65%, 11/02/29		200	195,250
Andeavor Logistics LP, (LIBOR USD 3 Month + 4.65%), 6.87%(e)(f)		1,675	1,731,849

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Buckeye Partners LP, (LIBOR USD 3 Month + 4.02%), 6.38%, 01/22/78(f)	USD	275	$280,211
Enbridge, Inc.(f):
(LIBOR USD 3 Month + 3.89%), 6.00%, 01/15/77		800	842,000
(LIBOR USD 3 Month + 3.42%), 5.50%, 07/15/77		775	775,054
EnLink Midstream Partners LP, (LIBOR USD 3 Month + 4.11%), 6.00%(e)(f)		975	965,250
Geopark Ltd., 6.50%, 09/21/24(b)		200	206,500
Harvest Operations Corp., 3.00%, 09/21/22		200	195,879
Medco Straits Services Pte. Ltd., 8.50%, 08/17/22		200	213,804
Plains All American Pipeline LP, (LIBOR USD 3 Month + 4.11%), 6.13%(e)(f)		1,275	1,282,969
PTTEP Treasury Center Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.72%), 4.60%(e)(f)		200	202,140
Santos Finance Ltd., 4.13%, 09/14/27		200	195,750
TransCanada PipeLines Ltd., (LIBOR USD 3 Month + 2.21%), 3.63%, 05/15/67(f)		850	811,750
Transcanada Trust(f):
(LIBOR USD 3 Month + 4.64%), 5.87%, 08/15/76		771	839,619
(LIBOR USD 3 Month + 3.21%), 5.30%, 03/15/77		525	542,719
Yancoal International Resources Development Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 8.30%), 5.75%(e)(f)		200	202,974
Yankuang Group Cayman Ltd., 4.75%, 11/30/20		200	198,376

			9,682,094
Real Estate Management & Development — 0.9%
APL Realty Holdings Pte. Ltd., 5.95%, 06/02/24		200	197,052
CFLD Cayman Investment Ltd., 6.50%, 12/21/20		200	202,000
China Aoyuan Property Group Ltd., 10.88%, 05/26/18		200	203,560
China Evergrande Group:
7.50%, 06/28/23		200	201,923
8.75%, 06/28/25		200	206,471
Fantasia Holdings Group Co. Ltd., 7.95%, 07/05/22		200	200,538
Golden Wheel Tiandi Holdings Co. Ltd., 7.00%, 01/18/21		200	198,514
Jababeka International BV, 6.50%, 10/05/23		400	407,062
Jiayuan International Group Ltd., 8.25%, 11/14/18		200	200,504
Kaisa Group Holdings Ltd., 7.25%, 06/30/20		200	197,203
KWG Property Holding Ltd., 8.98%, 01/14/19		300	306,765
Lodha Developers International Ltd., 12.00%, 03/13/20		200	209,500
Mirvac Group Finance Ltd., 3.63%, 03/18/27		200	193,591
Modernland Overseas Pte. Ltd., 6.95%, 04/13/24		200	202,984
Overseas Chinese Town Asia Holdings Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 7.71%), 4.30%(e)(f)		200	198,118
Sun Hung Kai Properties Capital Market Ltd., 4.45%(e)		200	192,678
Times Property Holdings Ltd.:
6.25%, 01/23/20		200	202,180
6.25%, 01/17/21		200	200,250
6.60%, 03/02/23		200	197,528
Vanke Real Estate Hong Kong Co. Ltd., 3.98%, 11/09/27		200	195,207
Yuzhou Properties Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 8.53%), 5.38%(e)(f)		200	189,505

			4,503,133
Road & Rail — 0.1%
Azure Orbit IV International Finance Ltd., 3.75%, 01/25/23		200	198,367

Security	Par (000)		Value
Road & Rail (continued)
Rumo Luxembourg Sarl, 7.38%, 02/09/24(b)	USD	400	$436,500

			634,867
Specialty Retail — 0.0%
Baoxin Auto Finance I Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 8.91%), 5.63%(e)(f)		200	195,922

Textiles, Apparel & Luxury Goods — 0.1%
361 Degrees International Ltd., 7.25%, 06/03/21		200	207,892
Prime Bloom Holdings Ltd., 6.95%, 07/05/22		200	187,000

			394,892
Transportation Infrastructure — 0.1%
HPHT Finance 17 Ltd., 2.75%, 09/11/22		200	193,030
Royal Capital BV, 5.88%(e)		200	200,666

			393,696
Wireless Telecommunication Services — 0.1%
Banglalink Digital Communications Ltd., 8.63%, 05/06/19		200	206,020
Digicel Group Ltd., 8.25%, 09/30/20(b)		200	198,250
SoftBank Group Corp., (USD Swap Rate 5 Year + 4.85%), 6.87%(e)(f)		300	306,390

			710,660

Total Corporate Bonds — 18.3% (Cost: $91,047,255)			93,349,052

Equity-Linked Notes — 27.4%

Aerospace & Defense — 0.5%
Credit Suisse AG (General Dynamics Corp.), 8.00%, 03/07/18		7	1,522,596
Deutsche Bank AG (Airbus SE), 18.10%, 02/14/18	EUR	10	1,080,238

			2,602,834
Air Freight & Logistics — 0.2%
Canadian Imperial Bank of Commerce (FedEx Corp.), 9.88%, 03/19/18	USD	5	1,186,951

Airlines — 0.2%
BNP Paribas SA (Deutsche Lufthansa AG), 14.48%, 03/12/18(b)		33	1,117,339

Auto Components — 0.5%
Goldman Sachs International (Dana, Inc.):
17.01%, 02/07/18		15	483,351
17.09%, 02/08/18		15	483,569
Royal Bank of Canada (Lear Corp.)(b):
19.37%, 03/15/18		4	749,578
19.21%, 03/16/18		4	749,389

			2,465,887
Automobiles — 0.6%
BNP Paribas SA (Peugeot SA):
12.53%, 02/20/18(b)	EUR	21	480,809
12.98%, 02/21/18		21	480,852
Credit Suisse AG (Daimler AG):
8.85%, 02/08/18		12	1,080,778
10.20%, 02/13/18	USD	11	1,037,301

			3,079,740
Banks — 2.3%
BNP Paribas SA (Citigroup, Inc.):
18.99%, 02/08/18		10	795,611
18.05%, 02/09/18(b)		9	721,265

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Banks (continued)
BNP Paribas SA (JPMorgan Chase & Co.):
8.55%, 02/08/18	USD	4	$421,444
8.26%, 02/09/18		10	1,118,085
Citigroup, Inc. (Bank of America Corp.):
16.01%, 02/08/18		24	783,269
13.25%, 02/09/18		24	751,195
10.99%, 03/05/18(b)		48	1,520,697
Citigroup, Inc. (SunTrust Banks, Inc.), 13.32%, 03/14/18(b)		21	1,497,298
Goldman Sachs International (BB&T Corp.), 13.30%, 03/14/18(b)		27	1,502,372
Goldman Sachs International (Citizens Financial Group, Inc.), 15.14%, 03/14/18(b)		32	1,481,956
Toronto-Dominion Bank (The) (First Republic Bank):
16.21%, 02/08/18		2	141,371
15.46%, 02/09/18		12	1,084,482

			11,819,045
Beverages — 0.2%
Royal Bank of Canada (Molson Coors Brewing Co.)(b):
9.16%, 02/12/18		6	512,157
9.14%, 02/13/18		6	511,927

			1,024,084
Biotechnology — 0.6%(b)
JP Morgan Structured Products BV (Celgene Corp.), 15.49%, 03/16/18		14	1,465,634
Royal Bank of Canada (Biogen, Inc.), 11.33%, 03/16/18		4	1,490,647

			2,956,281
Building Products — 0.2%
HSBC Bank plc (Cie de Saint-Gobain), 10.40%, 02/20/18	EUR	17	1,013,658

Capital Markets — 1.1%
JP Morgan Structured Products BV (Goldman Sachs Group, Inc. (The)), 10.73%, 03/05/18(b)	USD	6	1,553,098
JP Morgan Structured Products BV (Morgan Stanley), 11.16%, 03/05/18(b)		26	1,506,192
Societe Generale SA (Intercontinental Exchange, Inc.), 9.91%, 02/05/18		14	1,026,339
Societe Generale SA (State Street Corp.):
7.97%, 03/09/18		6	670,635
7.45%, 03/12/18		6	670,435

			5,426,699
Chemicals — 1.4%
BNP Paribas SA (FMC Corp.)(b):
11.90%, 02/01/18		5	497,042
11.84%, 02/02/18		5	494,746
Canadian Imperial Bank of Commerce (Mosaic Co. (The)):
14.99%, 02/21/18		23	619,609
15.49%, 02/21/18		23	619,982
Deutsche Bank AG (Air Liquide SA), 8.53%, 02/14/18	EUR	8	1,056,129
Deutsche Bank AG (BASF SE), 9.94%, 02/27/18		9	1,056,495
Deutsche Bank AG (Praxair, Inc.), 14.07%, 03/16/18	USD	9	1,491,067
Merrill Lynch International & Co. (Covestro AG), 10.05%, 02/16/18	EUR	10	1,092,017

			6,927,087
Communications Equipment — 0.2%
Credit Suisse AG (Palo Alto Networks, Inc.), 13.50%, 02/27/18	USD	8	1,221,015

Security	Par (000)		Value
Construction & Engineering — 0.4%
Goldman Sachs International (Vinci SA):
7.85%, 03/13/18	USD	12	$1,234,352
Royal Bank of Canada (Orascom Construction Ltd.), 10.91%, 02/16/18(b)		11	994,031

			2,228,383
Consumer Finance — 0.3%
Citigroup, Inc. (Synchrony Financial), 13.53%, 03/05/18(b)		39	1,550,482

Diversified Consumer Services — 0.2%
JP Morgan Structured Products BV (Weight Watchers International, Inc.), 22.73%, 02/23/18		22	1,079,592

Diversified Financial Services — 0.2%
Credit Suisse AG (Voya Financial, Inc.):
11.30%, 02/05/18 - 02/06/18		24	1,054,732

Diversified Telecommunication Services — 0.3%
Societe Generale SA (Verizon Communications, Inc.), 9.88%, 03/12/18		25	1,361,728

Electronic Equipment, Instruments & Components — 0.3%
Royal Bank of Canada (Flex Ltd.), 10.41%, 03/14/18(b)		78	1,422,340

Energy Equipment & Services — 0.3%
Morgan Stanley & Co. LLC (Halliburton Co.), 14.02%, 03/05/18(b)		27	1,439,649

Equity Real Estate Investment Trusts (REITs) — 0.7%
Credit Suisse AG (American Tower Corp.), 12.90%, 02/26/18		9	1,239,325
Royal Bank of Canada (Crown Castle International Corp.), 10.02%, 03/16/18(b)		14	1,528,761
Societe Generale SA (Equinix, Inc.), 7.45%, 02/12/18		2	992,912

			3,760,998
Food & Staples Retailing — 0.7%
BNP Paribas SA (Wal-Mart Stores, Inc.), 11.10%, 02/21/18(b)		12	1,240,444
Canadian Imperial Bank of Commerce (US Foods Holding Corp.), 10.96%, 02/09/18		37	1,036,755
HSBC Bank plc (Costco Wholesale Corp.), 12.05%, 03/06/18		8	1,506,904

			3,784,103
Food Products — 1.2%
BNP Paribas SA (Danone SA), 9.82%, 02/14/18(b)	EUR	12	1,030,770
Canadian Imperial Bank of Commerce (Mondelez International, Inc.), 12.41%, 02/02/18	USD	23	1,027,786
Deutsche Bank AG (Hain Celestial Group, Inc. (The)), 22.60%, 02/09/18		25	961,944
Societe Generale SA (Kraft Heinz Co. (The)):
7.94%, 02/12/18		13	983,479
7.53%, 02/13/18		13	996,261
Toronto-Dominion Bank (The) (Bunge Ltd.):
16.12%, 02/12/18		7	522,438
16.07%, 02/13/18		7	522,384

			6,045,062
Health Care Equipment & Supplies — 0.6%
Citigroup, Inc. (Intuitive Surgical, Inc.), 13.52%, 03/14/18(b)		3	1,488,988
Societe Generale SA (Abbott Laboratories), 8.40%, 03/07/18		24	1,506,879

			2,995,867

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Health Care Providers & Services — 0.6%
BNP Paribas SA (UnitedHealth Group, Inc.):
6.73%, 02/08/18	USD	4	$856,697
5.95%, 02/09/18(b)		3	666,559
Citigroup, Inc. (Anthem, Inc.), 15.54%, 03/16/18(b)		6	1,504,476

			3,027,732
Hotels, Restaurants & Leisure — 1.9%
BNP Paribas SA (McDonald’s Corp.), 13.26%, 03/15/18(b)		9	1,496,785
Goldman Sachs International (Carnival Corp.), 13.57%, 02/09/18		17	1,240,201
JP Morgan Structured Products BV (Las Vegas Sands Corp.), 10.59%, 03/16/18(b)		20	1,508,831
Morgan Stanley & Co. LLC (Wynn Resorts Ltd.), 13.80%, 03/05/18(b)		8	1,308,415
Royal Bank of Canada (Restaurant Group plc (The)), 8.20%, 03/16/18(b)		7	1,529,699
Royal Bank of Canada (Royal Caribbean Cruises Ltd.):
15.39%, 02/02/18(b)		8	1,034,537
14.01%, 03/07/18		11	1,512,604

			9,631,072
Household Durables — 0.7%
Citigroup, Inc. (DR Horton, Inc.), 14.52%, 03/16/18(b)		31	1,509,620
HSBC Bank plc (KB Home), 21.52%, 03/15/18		34	1,091,099
Royal Bank of Canada (Lennar Corp.)(b):
9.41%, 04/05/18		9	557,406
9.39%, 04/06/18		9	557,566

			3,715,691
Household Products — 0.6%(b)
BNP Paribas SA (Colgate-Palmolive Co.), 11.39%, 03/15/18		20	1,503,766
Deutsche Bank AG (Energizer Holdings, Inc.), 17.00%, 03/16/18		26	1,525,531

			3,029,297
Industrial Conglomerates — 0.3%
Royal Bank of Canada (Honeywell International, Inc.), 8.95%, 03/14/18(b)		9	1,471,039

Internet & Direct Marketing Retail — 0.3%
Credit Suisse AG (Priceline Group, Inc. (The)), 14.20%, 02/23/18		1	1,474,749

IT Services — 0.7%
BNP Paribas SA (Amadeus IT Group SA):
10.70%, 02/20/18(b)	EUR	7	550,462
10.63%, 02/21/18		7	548,247
Credit Suisse AG (First Data Corp.), 13.30%, 02/07/18	USD	58	1,015,715
Societe Generale SA (International Business Machines Corp.), 14.49%, 03/12/18		8	1,343,594

			3,458,018
Life Sciences Tools & Services — 0.5%
Goldman Sachs International (IQVIA Holdings, Inc.), 7.00%, 02/13/18		10	998,321
Societe Generale SA (Thermo Fisher Scientific, Inc.), 9.21%, 03/16/18(b)		7	1,514,936

			2,513,257
Machinery — 1.1%
Credit Suisse AG (Illinois Tool Works, Inc.), 9.60%, 03/07/18		9	1,501,529
Credit Suisse AG (Stanley Black & Decker, Inc.), 9.00%, 03/07/18		9	1,468,397

Security	Par (000)		Value
Machinery (continued)
Deutsche Bank AG (Caterpillar, Inc.), 9.76%, 03/16/18	USD	9	$1,464,042
Goldman Sachs International (Navistar International Corp.):
20.44%, 03/05/18		14	618,392
20.35%, 03/06/18		14	618,167

			5,670,527
Media — 0.3%
Credit Suisse AG (Comcast Corp.), 13.80%, 03/07/18		35	1,512,298

Metals & Mining — 0.2%
HSBC Bank plc (BHP Billiton plc), 12.75%, 02/15/18	GBP	55	1,108,693

Multiline Retail — 0.8%
Citigroup, Inc. (Dollar Tree, Inc.):
13.69%, 02/28/18	USD	13	1,502,590
15.30%, 02/28/18		13	1,506,220
Royal Bank of Canada (Target Corp.), 19.90%, 03/06/18(b)		17	1,238,766

			4,247,576
Pharmaceuticals — 0.9%
BNP Paribas SA (Pfizer, Inc.), 15.11%, 03/15/18(b)		40	1,490,756
Citigroup, Inc. (Zoetis, Inc.)(b):
8.67%, 02/14/18		14	1,025,579
8.99%, 02/15/18		14	1,015,259
Morgan Stanley & Co. LLC (Perrigo Co. plc):
25.44%, 02/12/18		6	503,501
25.65%, 07/12/18	GBP	6	503,450

			4,538,545
Road & Rail — 0.3%
Citigroup, Inc. (Kansas City Southern), 16.36%, 03/05/18(b)	USD	12	1,379,030

Semiconductors & Semiconductor Equipment — 0.6%
Citigroup, Inc. (Micron Technology, Inc.), 20.46%, 02/12/18(b)		22	950,713
Deutsche Bank AG (Applied Materials, Inc.), 16.51%, 02/09/18		18	945,315
Morgan Stanley & Co. LLC (Broadcom Ltd.), 16.82%, 02/26/18		4	914,544

			2,810,572
Software — 1.2%
Citigroup, Inc. (Adobe Systems, Inc.), 10.78%, 03/09/18(b)		5	1,030,621
Citigroup, Inc. (PTC, Inc.), 14.46%, 03/05/18(b)		17	1,220,363
Credit Suisse AG (Autodesk, Inc.), 16.10%, 02/28/18		11	1,223,686
HSBC Bank plc (Oracle Corp.), 8.64%, 03/08/18		30	1,525,749
Societe Generale SA (Vmware, Inc.), 12.42%, 02/27/18		8	949,534

			5,949,953
Specialty Retail — 1.1%
Canadian Imperial Bank of Commerce (Home Depot, Inc. (The)), 8.34%, 02/16/18		6	1,031,885
Citigroup, Inc. (Advance Auto Parts, Inc.), 16.48%, 02/14/18		10	1,068,707
Goldman Sachs International (Autodesk, Inc.), 11.66%, 02/20/18		2	1,206,726
HSBC Bank plc (Ulta Beauty, Inc.), 16.45%, 03/08/18		5	1,131,876
Royal Bank of Canada (Lowe’s Cos, Inc.), 10.88%, 02/26/18		12	1,045,378

			5,484,572

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Technology Hardware, Storage & Peripherals — 0.6%(b)
BNP Paribas SA (Seagate Technology plc), 26.81%, 03/26/18	USD	28	$1,517,813
Goldman Sachs International (Western Digital Corp.), 16.05%, 03/14/18		17	1,508,142

			3,025,955
Textiles, Apparel & Luxury Goods — 0.8%
BNP Paribas SA (Tapestry, Inc.), 15.27%, 02/02/18(b)		24	1,053,355
HSBC Bank plc (Kering SA), 14.55%, 02/05/18	EUR	2	1,085,599
JP Morgan Structured Products BV (Ralph Lauren Corp.), 15.24%, 02/06/18	USD	11	1,036,261
Merrill Lynch International & Co. (Cie Financiere Richemont SA), 8.10%, 02/09/18	CHF	11	1,085,541

			4,260,756
Trading Companies & Distributors — 0.5%
HSBC Bank plc (HD Supply Holdings, Inc.), 15.71%, 03/08/18	USD	32	1,221,665
Royal Bank of Canada (United Rentals, Inc.), 17.54%, 03/16/18(b)		8	1,500,734

			2,722,399
Wireless Telecommunication Services — 0.2%
Royal Bank of Canada (T-Mobile US, Inc.), 12.87%, 02/09/18(b)		16	1,022,426

Total Equity-Linked Notes — 27.4% (Cost: $138,823,972)			139,617,713

Foreign Agency Obligations — 1.7%

Argentina — 0.2%
YPF SA:
(Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 4.00%, 18.00% Floor), 27.13%, 07/07/20(f)		804	712,642
8.50%, 07/28/25		301	341,635

			1,054,277
Brazil — 0.1%
Petrobras Global Finance BV:
6.13%, 01/17/22		295	314,470
8.75%, 05/23/26		181	217,806
6.00%, 01/27/28(b)		194	195,620

			727,896
China — 0.6%
CDBL Funding 1:
3.00%, 04/24/23		200	192,806
3.50%, 10/24/27		200	188,311
China Minmetals Corp., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.72%), 3.75%(e)(f)		200	194,497
Chinalco Capital Holdings Ltd., 4.25%, 04/21/22		200	200,028
CNAC HK Synbridge Co. Ltd., 5.00%, 05/05/20		218	220,444
Export-Import Bank of China (The), 4.00%, 11/28/47		200	197,850
Guangxi Financial Investment Group Co. Ltd., 5.75%, 01/23/21		200	198,514
HeSteel Hong Kong Co. Ltd., 4.25%, 04/07/20		200	200,049
Huarong Finance Co. Ltd.:
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 7.77%), 4.50%(e)(f)		200	200,495
4.75%, 04/27/27		200	200,585
Huarong Finance II Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.71%), 2.88%(e)(f)		400	381,015

Security	Par (000)		Value
China (continued)
Huzhou City Investment Development Group Co. Ltd., 4.88%, 12/20/20	USD	200	$202,477
ICBCIL Finance Co. Ltd., 3.38%, 04/05/22		215	212,614
Wuhan State-Owned Assets Management Ltd. Co., 3.80%, 12/18/20		200	199,124

			2,988,809
Hong Kong — 0.1%
China Cinda Finance 2015 I Ltd., 4.25%, 04/23/25		450	448,453
China Cinda Finance 2017 I Ltd., 4.40%, 03/09/27		200	197,432

			645,885
India — 0.3%
BPRL International Singapore Pte. Ltd., 4.38%, 01/18/27		275	279,549
Greenko Dutch BV, 5.25%, 07/24/24		200	199,150
Greenko Investment Co., 4.88%, 08/16/23		400	389,033
Indian Railway Finance Corp. Ltd., 3.84%, 12/13/27		200	197,650
Power Finance Corp. Ltd., 3.75%, 12/06/27		200	193,250

			1,258,632
Indonesia — 0.2%
Jasa Marga Persero Tbk. PT, 7.50%, 12/11/20	IDR	2,000,000	151,473
Pertamina Persero PT, 6.45%, 05/30/44	USD	400	475,396
Perusahaan Penerbit SBSN Indonesia III, 4.33%, 05/28/25		200	206,250
Wijaya Karya Persero Tbk. PT, 7.70%, 01/31/21	IDR	2,000,000	150,428

			983,547
Mexico — 0.0%
Petroleos Mexicanos, 6.50%, 03/13/27(b)	USD	150	164,081

South Korea— 0.1%
Export-Import Bank of Korea:
(LIBOR USD 3 Month + 0.93%), 2.30%, 11/01/22(f)		200	201,113
3.00%, 11/01/22		200	197,897
Korea Housing Finance Corp., 3.00%, 10/31/22		250	245,261

			644,271
Sri Lanka — 0.1%
SriLankan Airlines Ltd., 5.30%, 06/27/19		400	403,256

Total Foreign Agency Obligations — 1.7% (Cost: $8,946,197)			8,870,654

Foreign Government Obligations — 3.2%

Argentina — 0.3%
Republic of Argentina:
5.63%, 01/26/22		336	344,232
6.88%, 01/26/27		786	828,837
5.88%, 01/11/28		131	127,463

			1,300,532
Bahrain — 0.1%
Kingdom of Bahrain:
6.75%, 09/20/29(b)		200	197,300
6.75%, 09/20/29		225	221,962

			419,262
Brazil — 0.2%
Federative Republic of Brazil, 0.00%, 01/01/19(h)	BRL	2,939	869,236

Egypt — 0.4%
Arab Republic of Egypt:
0.00%, 10/16/18(h)	EGP	325	16,447
0.00%, 11/13/18(h)		15,300	765,641

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Egypt (continued)
5.75%, 04/29/20	USD	858	$898,251
8.50%, 01/31/47(b)		200	229,100

			1,909,439
Greece — 0.0%
Hellenic Republic of Greece:
3.50%, 01/30/23	EUR	24	30,761
3.75%, 01/30/28		33	40,837
3.90%, 01/30/33		34	41,104
4.00%, 01/30/37		27	32,684
4.20%, 01/30/42		27	32,075

			177,461
Indonesia — 0.5%
Republic of Indonesia:
7.88%, 04/15/19	IDR	10,254,000	790,333
11.00%, 11/15/20		4,463,000	378,347
4.75%, 01/08/26	USD	403	432,038
8.38%, 09/15/26	IDR	5,144,000	439,902
3.50%, 01/11/28	USD	200	197,153
4.35%, 01/11/48		200	197,779

			2,435,552
Lebanon — 0.1%
Lebanese Republic, 6.85%, 03/23/27		438	432,810

Maldives — 0.0%
Republic of Maldives, 7.00%, 06/07/22		200	200,128

Mexico — 0.1%
United Mexican States:
8.00%, 06/11/20	MXN	2,500	135,766
7.50%, 06/03/27		4,000	213,023

			348,789
Oman — 0.0%
Sultanate of Oman, 5.63%, 01/17/28	USD	200	201,386

Pakistan — 0.1%
Islamic Republic of Pakistan:
8.25%, 04/15/24		200	221,928
6.88%, 12/05/27		200	201,930

			423,858
Russia — 0.5%
Russian Federation:
6.40%, 05/27/20	RUB	11,707	206,723
4.75%, 05/27/26	USD	400	425,100
4.75%, 05/27/26		200	212,550
4.25%, 06/23/27		800	820,627
7.05%, 01/19/28	RUB	51,835	918,428

			2,583,428
Saudi Arabia — 0.1%
Kingdom of Saudi Arabia:
2.88%, 03/04/23	USD	200	195,500
3.63%, 03/04/28		579	565,973

			761,473
South Africa — 0.2%
Republic of South Africa:
5.50%, 03/09/20		327	342,330
5.88%, 05/30/22		608	663,267
5.65%, 09/27/47		200	205,406

			1,211,003
Sri Lanka — 0.0%
Republic of Sri Lanka, 5.88%, 07/25/22		200	208,640

Security	Par (000)		Value
Turkey — 0.5%
Republic of Turkey:
8.50%, 07/10/19	TRY	642	$161,457
10.50%, 01/15/20		765	196,310
7.00%, 06/05/20	USD	482	516,916
5.63%, 03/30/21		230	241,017
11.00%, 03/02/22	TRY	919	237,297
5.13%, 03/25/22	USD	700	725,200
7.38%, 02/05/25		151	172,933
6.00%, 03/25/27		229	240,679

			2,491,809
United Arab Emirates — 0.1%
Government of United Arab Emirates, 4.13%, 10/11/47		400	390,440

Total Foreign Government Obligations — 3.2% (Cost: $16,265,502)			16,365,246

	Shares
Investment Companies — 24.4%
AllianceBernstein Global High Income Fund, Inc.		84,676	1,053,369
BlackRock Allocation Target Shares, Series A(l)		2,859,284	29,078,919
BlackRock Floating Rate Income Portfolio, Class K(l)		2,044,444	20,935,108
Invesco Senior Income Trust		248,462	1,093,233
iShares 0-5 Year High Yield Corporate Bond ETF(l)		204,259	9,655,323
iShares Core High Dividend ETF(l)		40,293	3,716,223
iShares Core S&P 500 ETF(l)		80,906	22,989,440
iShares Emerging Markets Dividend ETF(l)		16,531	746,044
iShares iBoxx $ High Yield Corporate Bond ETF(i)(l)		346,866	30,281,402
Voya Prime Rate Trust		212,761	1,087,209
WisdomTree Emerging Markets High Dividend Fund		80,150	3,956,204

Total Investment Companies — 24.4% (Cost: $123,090,862)			124,592,474

	Par (000)

Non-Agency Mortgage-Backed Securities — 5.1%

Collateralized Mortgage Obligations — 1.1%
Alternative Loan Trust(a):
Series 2005-16, Class A1, 2.78%, 06/25/35	USD	91	84,600
Series 2005-72, Class A3, 1.86%, 01/25/36		159	129,696
Series 2006-OA14, Class 1A1, 2.86%, 11/25/46		146	126,461
Series 2006-OA6, Class 1A2, 1.77%, 07/25/46		139	133,714
Series 2006-OA8, Class 1A1, 1.75%, 07/25/46		363	338,024
Series 2007-OA3, Class 1A1, 1.70%, 04/25/47		376	328,344
American Home Mortgage Assets Trust, Series 2006-5, Class A1, 2.05%, 11/25/46(a)		1,160	656,868
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes(a):
Series 2017-DNA3, Class M2, 4.06%, 03/25/30		580	600,791
Series 2017-HQA2, Class M2, 4.21%, 12/25/29		325	337,441
Series 2018-DNA1, Class B1, 4.71%, 07/25/30		300	298,730
Federal National Mortgage Association(a):
Series 2016-C06, Class 1M2, 5.81%, 04/25/29		164	186,351
Series 2017-C01, Class 1B1, 7.31%, 07/25/29		189	226,948
Series 2017-C03, Class 1M2, 4.56%, 10/25/29		112	119,094
Series 2017-C04, Class 2M2, 4.41%, 11/25/29		164	171,451
Series 2017-C05, Class 1B1, 5.16%, 01/25/30		185	191,134
Series 2017-C05, Class 1M2, 3.76%, 01/25/30		169	171,473
Series 2017-C07, Class 1B1, 5.56%, 05/25/30		95	101,248
Impac CMB Trust, Series 2005-6, Class 1A1, 2.06%, 10/25/35(a)		423	379,525

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Collateralized Mortgage Obligations (continued)
Reperforming Loan REMIC Trust, Series 2005-R2, Class 1AF1, 1.90%, 06/25/35(a)(b)	USD	101	$93,494
Structured Asset Mortgage Investments II Trust, Series 2006-AR6, Class 2A1, 1.75%, 07/25/46(a)		137	117,003
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-4, Class 3A1, 6.50%, 05/25/36		764	665,728

			5,458,118
Commercial Mortgage-Backed Securities — 3.9%
280 Park Avenue Mortgage Trust, Series 2017-280P, Class E, 3.68%, 09/15/34(a)(b)		630	630,784
Atrium Hotel Portfolio Trust, Series 2017-ATRM, Class E, 4.53%, 11/15/19(a)(b)		350	346,710
BAMLL Commercial Mortgage Securities Trust(a)(b):
Series 2013-DSNY, Class F, 5.06%, 09/15/26		700	699,320
Series 2016-ISQ, Class E, 3.61%, 08/14/34(c)		700	652,750
Banc of America Commercial Mortgage Trust, Series 2007-1, Class AMFX, 5.48%, 01/15/49(a)		170	172,355
BBCMS Trust, Series 2015-STP, Class E, 4.28%, 09/10/28(a)(b)		200	192,643
BWAY Mortgage Trust(a)(b):
Series 2013-1515, Class F, 3.93%, 03/10/33		700	671,920
Series 2015-1740, Class E, 4.45%, 01/10/35		500	475,811
Commercial Mortgage Trust:
Series 2015-CR23, Class D, 4.25%, 05/10/48(a)		1,000	854,279
Series 2015-CR23, Class E, 3.23%, 05/10/48(b)		320	206,017
Series 2015-CR25, Class D, 3.80%, 08/10/48(a)		110	91,974
Series 2015-LC19, Class D, 2.87%, 02/10/48(b)		400	336,839
Series 2015-LC21, Class C, 4.31%, 07/10/48(a)		700	693,175
Series 2017-COR2, Class D, 3.00%, 09/10/50(b)		700	574,673
Series 2017-DLTA, Class F, 4.14%, 08/15/35(a)(b)		640	630,791
Core Industrial Trust, Series 2015-CALW, Class G, 3.85%, 02/10/34(a)(b)		600	574,049
Countrywide Commercial Mortgage Trust, Series 2007-MF1, Class A, 6.44%, 11/12/43(a)(b)		26	26,275
DBJPM Mortgage Trust, Series 2016-C3, Class D, 3.49%, 09/10/49(a)(b)		700	584,342
DBUBS Mortgage Trust, Series 2017-BRBK, Class F, 3.53%, 10/10/34(a)(b)(c)		420	381,538
GAHR Commercial Mortgage Trust(a)(b):
Series 2015-NRF, Class EFX, 3.38%, 12/15/34		485	480,105
Series 2015-NRF, Class FFX, 3.38%, 12/15/34		550	541,929
GRACE Mortgage Trust, Series 2014-GRCE, Class F, 3.59%, 06/10/28(a)(b)		500	495,288
GS Mortgage Securities Corp. Trust, Series 2017-500K, Class G, 4.06%, 07/15/32(a)(b)		130	130,036
GS Mortgage Securities Trust:
Series 2014-GC22, Class D, 4.65%, 06/10/47(a)(b)		290	246,105
Series 2015-GC32, Class D, 3.35%, 07/10/48		1,000	828,492
Series 2017-GS7, Class E, 3.00%, 08/10/50(b)		560	458,724
JPMorgan Chase Commercial Mortgage Securities Trust(a):
Series 2003-PM1A, Class G, 6.34%, 08/12/40(b)(c)		283	290,010
Series 2015-JP1, Class D, 4.24%, 01/15/49		500	470,176
Series 2015-UES, Class E, 3.62%, 09/05/32(b)		500	495,714
Series 2017-MAUI, Class F, 5.30%, 07/15/34(b)		700	703,931
LCCM Mortgage Trust, Series 2014-909, Class E, 3.90%, 05/15/31(a)(b)		150	144,498
Lone Star Portfolio Trust, Series 2015-LSP, Class E, 7.16%, 09/15/28(a)(b)		597	604,786
MAD Mortgage Trust, Series 2017-330M, Class E, 4.17%, 08/15/34(a)(b)		270	259,427

Security	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2015-C25, Class D, 3.07%, 10/15/48	USD	700	$564,752
Series 2015-C26, Class D, 3.06%, 10/15/48(b)		500	400,953
Morgan Stanley Capital I Trust:
Series 2014-CPT, Class G, 3.45%, 07/13/29(a)(b)		700	680,394
Series 2015-MS1, Class D, 4.03%, 05/15/48(a)(b)		700	597,117
Series 2017-HR2, Class D, 2.73%, 12/15/50		250	203,126
Morgan Stanley Capital I, Inc., Series 2017-JWDR, Class E, 4.61%, 11/15/34(a)(b)		380	380,953
VNDO Trust, Series 2016-350P, Class E, 3.90%, 01/10/35(a)(b)		1,200	1,116,970
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class D, 3.77%, 02/15/48(b)		500	383,681
Series 2015-C30, Class D, 4.50%, 09/15/58(a)(b)		500	440,444
Series 2015-NXS4, Class D, 3.60%, 12/15/48(a)		350	315,641

			20,029,497
Interest Only Commercial Mortgage-Backed Securities — 0.1%(a)
Commercial Mortgage Trust, Series 2014-CR15, Class XA, 1.21%, 02/10/47		1,182	44,520
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class XD, 1.35%, 10/15/48(b)		4,650	408,363

			452,883

Total Non-Agency Mortgage-Backed Securities — 5.1% (Cost: $25,309,515)			25,940,498

	Shares
Preferred Stocks — 0.7%

Banks — 0.2%
KeyCorp, Series E, 6.13%(a)(e)		32,500	918,287

Capital Markets — 0.4%
Morgan Stanley, Series K, 5.85%(a)(e)		83,000	2,170,450

Consumer Finance — 0.1%
SLM Corp., Series B, 3.29%(a)(e)		3,500	239,155

Electric Utilities — 0.0%
Entergy Arkansas, Inc., 4.88%		1,210	28,798
Entergy Louisiana LLC, 4.88%		4,525	108,147
Entergy Mississippi, Inc., 4.90%		401	9,568
Entergy Texas, Inc., 5.63%		4,716	119,551

			266,064

Total Preferred Stocks — 0.7% (Cost: $3,427,304)			3,593,956

Total Long-Term Investments — 101.1% (Cost: $508,238,273)			515,830,945

Short-Term Securities — 9.3%(j)(l)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.21%		21,867,635	21,867,635
SL Liquidity Series, LLC, Money Market Series, 1.55%(k)		25,549,213	25,549,213

Total Short-Term Securities — 9.3% (Cost: $47,416,805)			47,416,848

Total Options Purchased — 0.0% (Cost: $90,566)			162,705

Total Investments — 110.4% (Cost: $555,745,644)			563,410,498
Liabilities in Excess of Other Assets — (10.4)%			(52,893,507)

Net Assets — 100.0%			$510,516,991

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Dynamic High Income Portfolio

(a)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Non-income producing security.
(e)	Perpetual security with no stated maturity date.
(f)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(h)	Zero-coupon bond.
(i)	Security, or a portion of the security, is on loan.
(j)	Annualized 7-day yield as of period end.
(k)	Security was purchased with the cash collateral from loaned securities.

(l)	During the six months ended January 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/17	Shares Purchased		Shares Sold	Shares Held at 01/31/2018	Value at 01/31/2018	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	19,500,525	2,367,110	(b)	—	21,867,635	$21,867,635	$72,484		$63	$—
SL Liquidity Series, LLC, Money Market Series	5,703,187	19,846,026	(b)	—	25,549,213	25,549,213	53,610	(c)	(1,344)	(525)
BlackRock Allocation Target Shares, Series A	1,947,076	912,208		—	2,859,284	29,078,919	518,522		139,558	(150,470)
BlackRock Floating Rate Income Portfolio, Class K	2,602,764	2,523,208		(3,081,528)	2,044,444	20,935,108	365,438		(84,283)	30,114
BlackRock High Yield Portfolio, Class K	455,141	502,652		(957,793)	—	—	47,478		18,762	(4,546)
iShares 0-5 Year High Yield Corporate Bond ETF	—	204,259		—	204,259	9,655,323	184,657		—	(59,165)
iShares Core High Dividend ETF	40,293	—		—	40,293	3,716,223	60,761		—	311,062
iShares Core S&P 500 ETF	—	80,906		—	80,906	22,989,440	—		—	802,502
iShares Emerging Markets Dividend ETF	16,531	—		—	16,531	746,044	22,477		—	59,346
iShares iBoxx $ High Yield Corporate Bond ETF	138,376	208,490		—	346,866	30,281,402	510,744		—	(398,705)
iShares U.S. Preferred Stock ETF	246,997	—		(246,997)	—	—	43,657		100,157	(223,876)

						$164,819,307	$1,879,828		$172,913	$365,737

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.
(c)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
DAX Index	7	03/16/18	$2,864	$12,216
EURO STOXX 50 Index	998	03/16/18	44,606	146,122
MSCI Emerging Markets E-Mini Index	344	03/16/18	21,634	2,347,542
S&P 500 E-Mini Index	108	03/16/18	15,259	168,146
U.S. Treasury 10 Year Note	72	03/20/18	8,754	(207,970)
U.S. Treasury 10 Year Ultra Note	98	03/20/18	12,760	(330,708)
U.S. Treasury Long Bond	35	03/20/18	5,173	(181,946)

				$1,953,402

Short Contracts:
Euro-Bobl	1	03/08/18	162	$2,298
EUR Currency	120	03/19/18	18,671	(814,894)
JPY Currency	40	03/19/18	4,595	(158,926)
U.S. Treasury Ultra Bond	7	03/20/18	1,134	31,034

				$(940,488)

				$1,012,914

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Dynamic High Income Portfolio

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	148,401	EUR	119,143	Citibank NA	03/19/18	$50
USD	150,483	EUR	125,000	Barclays Bank plc	02/13/18	(4,816)

	Net Unrealized Depreciation					$(4,766)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
S&P 500 Index	43	03/16/18	USD	2,880.00	USD	12,142	$81,055
S&P 500 Index	46	04/20/18	USD	2,925.00	USD	12,990	81,650

							$162,705

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Australia & New Zealand Banking Group Ltd.	1.00%	Quarterly	JP Morgan Chase Bank NA	12/20/20	USD	80	$(1,867)	$(318)	$(1,549)
Australia & New Zealand Banking Group Ltd.	1.00%	Quarterly	JP Morgan Chase Bank NA	12/20/20	USD	120	(2,828)	(450)	(2,378)
Standard Chartered Bank	1.00%	Quarterly	BNP Paribas SA	12/20/20	EUR	20	(589)	300	(889)
Standard Chartered Bank	1.00%	Quarterly	BNP Paribas SA	12/20/20	EUR	40	(1,177)	567	(1,744)
Standard Chartered Bank	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/20	EUR	10	(294)	153	(447)
People’s Republic of China	1.00%	Quarterly	Barclays Bank plc	12/20/22	USD	62	(1,384)	(1,350)	(34)
People’s Republic of China	1.00%	Quarterly	Barclays Bank plc	12/20/22	USD	37	(830)	(827)	(3)
People’s Republic of China	1.00%	Quarterly	Barclays Bank plc	12/20/22	USD	101	(2,277)	(2,256)	(21)
People’s Republic of China	1.00%	Quarterly	Barclays Bank plc	12/20/22	USD	62	(1,384)	(1,386)	2
Republic of Indonesia	1.00%	Quarterly	Barclays Bank plc	12/20/22	USD	31	(288)	(275)	(13)
Republic of Indonesia	1.00%	Quarterly	BNP Paribas SA	12/20/22	USD	80	(749)	(744)	(5)
Republic of Indonesia	1.00%	Quarterly	Citibank NA	12/20/22	USD	30	(280)	(246)	(34)
Republic of Indonesia	1.00%	Quarterly	Citibank NA	12/20/22	USD	30	(279)	(267)	(12)
Republic of Indonesia	1.00%	Quarterly	Citibank NA	12/20/22	USD	30	(279)	(277)	(2)
Republic of Indonesia	1.00%	Quarterly	Citibank NA	12/20/22	USD	30	(279)	(246)	(33)

							$(14,784)	$(7,622)	$(7,162)

Balances reported in the Statement of Assets and Liabilities for OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Derivatives	$1,020	$(8,642)	$2	$(7,164)

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Dynamic High Income Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Future contracts
Net unrealized appreciation(a)	$—	$—	$2,674,026	$—	$33,332	$—	$2,707,358
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	50	—	—	50
Options purchased
Investments at value — unaffiliated(b)	—	—	162,705	—	—	—	162,705
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	1,022	—	—	—	—	1,022

	$—	$1,022	$2,836,731	$50	$33,332	$—	$2,871,135

Liabilities — Derivative Financial Instruments
Future contracts
Net unrealized depreciation(a)	$—	$—	$—	$973,820	$720,624	$—	$1,694,444
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	4,816	—	—	4,816
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	15,806	—	—	—	—	15,806

	$—	$15,806	$—	$978,636	$720,624	$—	$1,715,066

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended January 31, 2018, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$10,696,086	$(431,287)	$29,952	$—	$10,294,751
Forward foreign currency exchange contracts	—	—	—	(10,056)	—	—	(10,056)
Options purchased(a)	—	—	99,395	—	—	—	99,395
Swaps	—	(656)	—	—	—	—	(656)

	$—	$(656)	$10,795,481	$(441,343)	$29,952	$—	$10,383,434

Net Change In Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$2,199,364	$(629,700)	$(672,795)	$—	$896,869
Forward foreign currency exchange contracts	—	—	—	(4,766)	—	—	(4,766)
Options purchased(b)	—	—	127,541	—	—	—	127,541
Swaps	—	191	—	—	—	—	191

	$—	$191	$2,326,905	$(634,466)	$(672,795)	$—	$1,019,835

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Dynamic High Income Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$119,589,500
Average notional value of contracts — short	$19,395,000
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$218,837
Options:
Average value of option contracts purchased	$81,353
Credit default swaps:
Average notional value — buy protection	$530,871

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$162,233	$—
Forward foreign currency exchange contracts	50	4,816
Options(a)	162,705	—
Swaps — OTC(b)	1,022	15,806

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$326,010	$20,622
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(324,938)	—

Total derivative assets and liabilities subject to an MNA	$1,072	$20,622

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Barclays Bank plc	$2	$(2)	$—	$—	$—
BNP Paribas SA	867	(867)	—	—	—
Citibank NA	50	(50)	—	—	—
Morgan Stanley & Co. International plc	153	(153)	—	—	—

	$1,072	$(1,072)	$—	$—	$—

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
Barclays Bank plc	$10,981	$(2)	$—	$—	$10,979
BNP Paribas SA	3,382	(867)	—	—	2,515
Citibank NA	1,117	(50)	—	—	1,067
JP Morgan Chase Bank NA	4,695	—	—	—	4,695
Morgan Stanley & Co. International plc	447	(153)	—	—	294

	$20,622	$(1,072)	$—	$—	$19,550

(a)	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount payable to the counterparty in the event of default.

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Dynamic High Income Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$44,300,354	$1,142,440	$45,442,794
Common Stocks:
Equity Real Estate Investment Trusts (REITs)	18,416,583	5,530,466	—	23,947,049
Oil, Gas & Consumable Fuels	29,730,999	—	—	29,730,999
Real Estate Management & Development	2,593,628	1,786,882	—	4,380,510
Corporate Bonds(a)	—	93,349,052	—	93,349,052
Equity-Linked Notes(a)	—	139,617,713	—	139,617,713
Foreign Agency Obligations	—	8,870,654	—	8,870,654
Foreign Government Obligations	—	16,365,246	—	16,365,246
Investment Companies	124,592,474	—	—	124,592,474
Non-Agency Mortgage-Backed Securities	—	24,616,200	1,324,298	25,940,498
Preferred Stocks(a)	3,593,956	—	—	3,593,956
Short-Term Securities	21,867,635	—	—	21,867,635
Options Purchased:
Equity contracts	162,705	—	—	162,705

Subtotal	$200,957,980	$334,436,567	$2,466,738	$537,861,285

Investments valued at NAV(b)				25,549,213

Total Investments				$563,410,498

Derivative Financial Instruments(c)
Assets:
Credit contracts	$—	$2	$—	$2
Equity contracts	2,674,026	—	—	2,674,026
Foreign currency exchange contracts	—	50	—	50
Interest rate contracts	33,332	—	—	33,332
Liabilities:
Credit contracts	—	(7,164)	—	(7,164)
Foreign currency exchange contracts	(973,820)	(4,816)	—	(978,636)
Interest rate contracts	(720,624)	—	—	(720,624)

	$1,012,914	$(11,928)	$—	$1,000,986

(a)	See above Schedule of Investments for values in each industry.
(b)	As of January 31, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended January 31, 2018, there were no transfers between Level 1 and Level 2.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Dynamic High Income Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Equity- Linked Notes	Non-Agency Mortgage- Backed Securities	U.S. Government Sponsored Agency Securities	Total
Investments:
Assets:
Opening Balance, as of July 31, 2017	$2,725,000	$2,487,569	$620,060	$184,537	$6,017,166
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3(a)	(2,725,000)	—	—	(184,537)	(2,909,537)
Accrued discounts/premiums	—	—	16	—	16
Net realized gain (loss)	—	25,559	(2,905)	—	22,654
Net change in unrealized appreciation (depreciation)(b)(c)	1	14,428	(21,657)	—	(7,228)
Purchases	1,142,439	—	748,104	—	1,890,543
Sales	—	(2,527,556)	(19,320)	—	(2,546,876)

Closing Balance, as of January 31, 2018	$1,142,440	$—	$1,324,298	$—	$2,466,738

Net change in unrealized appreciation (depreciation) on investments still held at January 31, 2018(b)	$1	$—	$(21,657)	$—	$(21,656)

(a)	As of July 31, 2017, the Fund used significant unobservable inputs in determining the value of certain investments. As of January 31, 2018, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(c)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at January 31, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Asset-Backed Securities — 10.1%
Accredited Mortgage Loan Trust, Series 2004-4, Class M2, 3.14%, 01/25/35(a)	USD	1,875	$1,797,559
Accunia European CLO I BV, Series 1X, Class E, 7.00%, 07/15/29(a)	EUR	400	501,403
Adagio V CLO DAC, Series V-X, Class E, 6.70%, 10/15/29(a)		165	209,369
Allegro CLO II Ltd., Series 2014-1A, Class CR, 5.59%, 01/21/27(a)(b)	USD	500	501,285
Allegro CLO VI Ltd.(a)(b):
Series 2017-2A, Class A, 2.86%, 01/17/30		5,350	5,379,007
Series 2017-2A, Class B, 3.23%, 01/17/30		1,000	1,004,950
Series 2017-2A, Class D, 4.48%, 01/17/30		1,580	1,583,605
ALM V Ltd.(a)(b):
Series 2012-5A, Class A1R3, 2.64%, 10/18/27		15,000	15,018,662
Series 2012-5A, Class A2R3, 2.98%, 10/18/27		7,000	7,010,459
ALM VII Ltd.(a)(b):
Series 2012-7A, Class A1R, 3.20%, 10/15/28		18,000	18,196,095
Series 2012-7A, Class CR, 5.57%, 10/15/28		3,750	3,806,751
ALM VII R Ltd.(a)(b):
Series 2013-7RA, Class A1R, 3.13%, 10/15/28		4,175	4,216,190
Series 2013-7RA, Class A2R, 3.72%, 10/15/28		1,000	1,012,819
Series 2013-7RA, Class BR, 4.42%, 10/15/28		1,000	1,022,719
ALM VII R-2 Ltd.(a)(b):
Series 2013-7R2A, Class BR, 4.47%, 10/15/27		1,500	1,516,217
Series 2013-7R2A, Class CR, 5.82%, 10/15/27		1,000	1,017,896
ALM VIII Ltd.(a)(b):
Series 2013-8A, Class A1R, 3.21%, 10/15/28		13,250	13,350,591
Series 2013-8A, Class CR, 5.67%, 10/15/28		2,250	2,286,075
ALM XII Ltd.(a)(b):
Series 2015-12A, Class A1R, 2.77%, 04/16/27		4,000	4,011,031
Series 2015-12A, Class BR, 3.77%, 04/16/27		1,475	1,486,335
Series 2015-12A, Class C2R, 4.92%, 04/16/27		1,500	1,521,483
ALM XIV Ltd., Series 2014-14A, Class A1R2, 2.80%, 01/15/30(a)(b)		4,500	4,500,000
ALM XIX Ltd., Series 2016-19A, Class C, 6.07%, 07/15/28(a)(b)		2,000	2,050,882
ALM XVI Ltd.(a)(b):
Series 2015-16A, Class BR, 3.77%, 07/15/27		1,100	1,108,946
Series 2015-16A, Class C1R, 4.92%, 07/15/27		4,000	4,062,037
Series 2015-16A, Class D, 7.07%, 07/15/27		1,750	1,759,457
ALM XVII Ltd., Series 2015-17A, Class C1, 5.87%, 01/15/28(a)(b)		1,000	1,014,216
ALM XVIII Ltd., Series 2016-18A, Class D, 9.32%, 07/15/27(a)(b)		500	514,377
American Airlines Pass-Through Trust, Series 2015-1, Class A, 3.38%, 05/01/27		1,318	1,316,335
American Express Credit Account Master Trust:
Series 2017-1, Class A, 1.93%, 09/15/22		8,490	8,414,242
Series 2017-3, Class A, 1.77%, 11/15/22		2,645	2,609,342
Series 2017-5, Class A, 1.94%, 02/18/25(a)		2,740	2,758,418
Americredit Automobile Receivables Trust, Series 2016-4, Class A3, 1.53%, 07/08/21		3,790	3,763,029
AmeriCredit Automobile Receivables Trust:
Series 2014-3, Class D, 3.13%, 10/08/20		1,980	1,995,062

Security	Par (000)		Value
Series 2016-3, Class A3, 1.46%, 05/10/21	USD	2,570	$2,558,391
Series 2017-2, Class A3, 1.98%, 12/20/21		460	456,728
AMMC CLO 15 Ltd., Series 2014-15A, Class D, 5.74%, 12/09/26(a)(b)		1,350	1,379,920
AMMC CLO 18 Ltd., Series 2016-18A, Class D, 6.46%, 05/26/28(a)(b)		1,500	1,522,858
AMMC CLO 19 Ltd., Series 2016-19A, Class E, 8.72%, 10/15/28(a)(b)		1,000	1,029,887
AMMC CLO 21 Ltd., Series 2017-21A, Class A, 2.64%, 11/02/30(a)(b)		1,750	1,761,489
AMMC CLO XII Ltd., Series 2013-12A, Class AR, 2.61%, 11/10/30(a)(b)		2,000	2,012,120
AMSR Trust(a)(b):
Series 2016-SFR1, Class D, 3.96%, 11/17/33		5,045	5,107,447
Series 2016-SFR1, Class E, 4.71%, 11/17/33		9,525	9,657,959
Anchorage Capital CLO 3-R Ltd.(a)(b):
Series 2014-3RA, Class B, 3.26%, 01/28/31		3,400	3,400,000
Series 2014-3RA, Class C, 3.61%, 01/28/31		1,250	1,250,000
Series 2014-3RA, Class D, 4.36%, 01/28/31		1,000	1,000,000
Anchorage Capital CLO 4-R Ltd., Series 2014-4RA, Class D, 4.36%, 01/28/31(a)(b)		2,250	2,250,000
Anchorage Capital CLO 5-R Ltd., Series 2014-5RA, Class C, 3.57%, 01/15/30(a)(b)		1,850	1,856,194
Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class CR, 4.12%, 07/15/30(a)(b)		1,000	1,021,129
Anchorage Capital CLO 7 Ltd., Series 2015-7A, Class AR, 2.68%, 10/15/27(a)(b)		10,000	10,010,445
Anchorage Capital CLO 8 Ltd., Series 2016-8A, Class D, 5.96%, 07/28/28(a)(b)		3,000	3,043,381
Anchorage Capital CLO 9 Ltd.(a)(b):
Series 2016-9A, Class D, 5.72%, 01/15/29		1,350	1,379,207
Series 2016-9A, Class E, 8.97%, 01/15/29		1,000	1,032,349
Anchorage Capital CLO Ltd., Series 2013-1A, Class A1R, 2.97%, 10/13/30(a)(b)		4,000	4,016,966
Annisa CLO Ltd., Series 2016-2A, Class E, 8.99%, 07/20/28(a)(b)		500	513,644
Antares CLO Ltd., Series 2017-2A, Class A, 3.10%, 01/20/30(a)(b)		5,000	4,998,244
Apidos CLO XII(a)(b):
Series 2013-12A, Class AR, 2.82%, 04/15/31		2,400	2,406,912
Series 2013-12A, Class D, 4.77%, 04/15/25		1,500	1,501,000
Apidos CLO XVIII, Series 2014-18A, Class A1R, 2.86%, 07/22/26(a)(b)		6,500	6,513,115
Apidos CLO XX(a)(b):
Series 2015-20A, Class A1R, 3.05%, 01/16/27		7,750	7,752,865
Series 2015-20A, Class BR, 4.32%, 01/16/27		1,750	1,755,354
Apidos CLO XXI, Series 2015-21A, Class A1, 3.16%, 07/18/27(a)(b)		4,375	4,396,926
Apidos CLO XXII, Series 2015-22A, Class D, 7.74%, 10/20/27(a)(b)		1,000	1,017,864
Apidos CLO XXIII, Series 2015-23A, Class D2, 7.67%, 01/15/27(a)(b)		1,000	1,001,211
Apidos CLO XXV, Series 2016-25A, Class A1, 3.20%, 10/20/28(a)(b)		17,000	17,121,094
Aqueduct European CLO DAC, Series 2017-2X, Class E, 4.40%, 10/15/30(a)	EUR	219	257,727
Arbor Realty Commercial Real Estate Notes Ltd.(a)(b):
Series 2016-FL1A, Class A, 3.26%, 09/15/26	USD	990	1,004,010
Series 2017-FL1, Class A, 2.86%, 04/15/27		2,080	2,105,050
Arbour CLO IV DAC, Series 4X, Class E, 5.60%, 01/15/30(a)	EUR	468	590,582
Ares European CLO VIII BV, Series 8X, Class E, 6.35%, 02/17/30(a)		400	511,255

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Ares XL CLO Ltd., Series 2016-40A, Class C, 5.42%, 10/15/27(a)(b)	USD	2,250	$2,281,923
Ares XLI CLO Ltd.(a)(b):
Series 2016-41A, Class A, 3.13%, 01/15/29		950	960,037
Series 2016-41A, Class D, 5.92%, 01/15/29		900	929,654
Ares XLII CLO Ltd., Series 2017-42A, Class D, 5.19%, 01/22/28(a)(b)		1,000	1,016,303
Ares XLVI CLO Ltd., Series 2017-46A, Class SUB, 0.00%, 01/15/30(a)(b)		2,250	2,124,774
Ares XXVII CLO Ltd., Series 2013-2A, Class DR, 5.51%, 07/28/29(a)(b)		1,000	1,027,141
Ares XXVIII CLO Ltd., Series 2013-3A, Class DR, 4.98%, 10/17/24(a)(b)		700	703,046
Ares XXXIII CLO Ltd., Series 2015-1A, Class CR, 5.69%, 12/05/25(a)(b)		1,000	1,025,111
Ares XXXVII CLO Ltd.(a)(b):
Series 2015-4A, Class A1R, 2.89%, 10/15/30		3,000	3,019,743
Series 2015-4A, Class A3R, 3.22%, 10/15/30		1,500	1,511,265
Series 2015-4A, Class DR, 7.87%, 10/15/30		4,000	4,106,774
Atlas Senior Loan Fund II Ltd., Series 2012-2A, Class DR, 5.67%, 01/30/24(a)(b)		1,000	1,006,111
Atlas Senior Loan Fund VII Ltd., Series 2016-7A, Class D, 5.38%, 11/30/28(a)(b)		1,500	1,524,722
Atrium VIII(a)(b):
Series 8A, Class ER, 8.99%, 10/23/24		1,750	1,807,861
Series 8A, Class SUB, 0.00%, 10/23/24		11,500	8,335,844
Atrium X, Series 10A, Class DR, 4.72%, 07/16/25(a)(b)		1,000	1,002,483
Aurium CLO II DAC, Series 2X, Class E, 5.95%, 07/13/29(a)	EUR	578	722,406
Avoca CLO XVII Designated Activity Co., Series 17X, Class E, 5.95%, 01/15/30(a)		271	337,306
Babson CLO Ltd.(a)(b):
Series 2016-1A, Class E, 8.29%, 04/23/27	USD	2,450	2,482,547
Series 2016-2A, Class E, 8.64%, 07/20/28		1,000	1,030,374
Bear Stearns Asset-Backed Securities I Trust(a):
Series 2005-HE1, Class M2, 2.81%, 01/25/35		2,195	2,161,274
Series 2006-EC2, Class M2, 1.98%, 02/25/36		5,801	5,692,598
Series 2006-HE7, Class 1A2, 1.73%, 09/25/36		1,713	1,887,046
Series 2007-HE1, Class 21A2, 1.72%, 01/25/37		2,019	1,974,184
Series 2007-HE2, Class 22A, 1.70%, 03/25/37		5,539	5,307,335
Series 2007-HE2, Class 23A, 1.70%, 03/25/37		7,736	7,611,431
Series 2007-HE3, Class 2A, 1.70%, 04/25/37		8,466	9,068,070
Series 2007-HE5, Class 2A, 1.78%, 06/25/47		25,036	24,115,371
Bear Stearns Asset-Backed Securities Trust(a):
Series 2004-HE3, Class M2, 3.29%, 04/25/34		5,269	5,448,830
Series 2005-4, Class M2, 2.76%, 01/25/36		2,867	2,819,893
Series 2006-1, Class M1, 2.06%, 02/25/36		1,371	1,342,650
Benefit Street Partners CLO IV Ltd.(a)(b):
Series 2014-IVA, Class A1R, 3.23%, 01/20/29		1,790	1,804,837
Series 2014-IVA, Class A2R, 3.79%, 01/20/29		2,500	2,527,338
Benefit Street Partners CLO IX Ltd., Series 2016-9A, Class E, 8.41%, 07/20/28(a)(b)		500	510,892
Benefit Street Partners CLO VI Ltd., Series 2015-VIA, Class A1R, 2.97%, 10/18/29(a)(b)		10,000	10,019,431
Benefit Street Partners CLO VIII Ltd.(a)(b):
Series 2015-8A, Class A2, 3.99%, 01/20/28		1,000	1,000,712
Series 2015-8A, Class C, 5.64%, 01/20/28		1,000	1,000,670

Security	Par (000)		Value
Benefit Street Partners CLO X Ltd., Series 2016-10A, Class A2, 3.72%, 01/15/29(a)(b)	USD	2,000	$2,020,483
Benefit Street Partners CLO XII Ltd.(a)(b):
Series 2017-12A, Class C, 4.40%, 10/15/30		1,500	1,515,498
Series 2017-12A, Class D, 7.76%, 10/15/30		1,500	1,543,665
Betony CLO Ltd., Series 2015-1A, Class CR, 4.57%, 04/15/27(a)(b)		1,000	1,003,844
Birchwood Park CLO Ltd., Series 2014-1A, Class D1, 5.17%, 07/15/26(a)(b)		1,500	1,511,013
BlueMountain CLO Ltd.(a)(b):
Series 2012-2A, Class AR, 2.86%, 11/20/28		22,700	22,857,075
Series 2013-1A, Class A1R, 3.14%, 01/20/29		1,350	1,360,872
Series 2013-4A, Class DR, 4.87%, 04/15/25		1,000	1,006,519
Series 2014-1A, Class A1R, 3.03%, 04/30/26		3,250	3,253,863
Series 2014-4A, Class A1R, 2.82%, 11/30/26		7,500	7,504,709
Series 2016-2A, Class D, 8.44%, 08/20/28		1,000	1,023,714
BlueMountain EUR CLO DAC, Series 2016-1X, Class E, 6.60%, 04/25/30(a)	EUR	450	559,334
Bowman Park CLO Ltd.(a)(b):
Series 2014-1A, Class AR, 2.64%, 11/23/25	USD	3,500	3,507,512
Series 2014-1A, Class D2R, 4.81%, 11/23/25		500	500,535
Bsprt Issuer Ltd., Series 2017-FL1, Class A, 2.91%, 06/15/27(a)(b)(c)		1,400	1,402,940
Burnham Park CLO Ltd.(a)(b):
Series 2016-1A, Class A, 3.17%, 10/20/29		12,000	12,134,075
Series 2016-1A, Class D, 5.59%, 10/20/29		1,000	1,016,402
Cabela’s Credit Card Master Note Trust, Series 2015-1A, Class A1, 2.26%, 03/15/23		1,400	1,394,105
Cadogan Square CLO VII BV, Series 7X, Class E, 6.00%, 05/25/29(a)	EUR	200	251,837
Cairn CLO VII BV, Series 2016-7X, Class E, 6.35%, 01/31/30(a)		400	512,051
Canyon Capital CLO Ltd.(a)(b):
Series 2006-1A, Class A1, 1.84%, 12/15/20	USD	2,973	2,972,480
Series 2016-1A, Class C, 5.27%, 04/15/28		2,750	2,783,396
Series 2016-1A, Class E, 9.22%, 04/15/28		1,000	1,020,676
Series 2016-2A, Class E, 8.47%, 10/15/28		1,000	1,026,431
Capital One Multi-Asset Execution Trust:
Series 2016-A3, Class A3, 1.34%, 04/15/22		6,200	6,125,647
Series 2016-A6, Class A6, 1.82%, 09/15/22		5,178	5,131,541
Series 2017-A1, Class A1, 2.00%, 01/17/23		2,655	2,631,591
Carlyle Global Market Strategies CLO Ltd.(a)(b):
Series 2012-3A, Class BR, 4.22%, 10/14/28		2,000	2,028,234
Series 2012-4A, Class BR, 3.64%, 01/20/29		7,250	7,326,482
Series 2012-4A, Class C1R, 4.34%, 01/20/29		1,500	1,521,438
Series 2013-1A, Class CR, 4.76%, 08/14/30		1,500	1,536,348
Series 2013-4A, Class DRR, 4.66%, 01/15/31		1,000	1,000,000
Series 2014-3A, Class A1AR, 2.91%, 07/27/26		1,100	1,102,393
Series 2015-1A, Class CR, 3.74%, 04/20/27		250	250,880
Series 2015-1A, Class E1, 7.04%, 04/20/27		1,000	1,006,566
Series 2015-2A, Class A1, 3.23%, 04/27/27		6,000	6,008,213
Series 2015-4A, Class D, 7.84%, 10/20/27		1,000	1,026,831
Series 2016-1A, Class C, 6.64%, 04/20/27		1,250	1,260,371
Series 2016-1A, Class D, 9.34%, 04/20/27		1,000	1,015,637
Carlyle Global Market Strategies Euro CLO DAC, Series 2016-1X, Class D, 6.50%, 05/17/29(a)	EUR	400	503,198
CarMax Auto Owner Trust:
Series 2015-2, Class A4, 1.80%, 03/15/21	USD	1,800	1,789,617
Series 2015-3, Class A4, 1.98%, 02/16/21		2,000	1,990,157
Series 2018-1, Class A3, 2.48%, 11/15/22		2,820	2,812,426
Carrington Mortgage Loan Trust(a):
Series 2006-FRE1, Class A4, 1.81%, 04/25/36		2,876	2,318,643

28	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Series 2006-NC2, Class A3, 1.71%, 06/25/36	USD	5,791	$5,724,994
Series 2006-NC5, Class A3, 1.71%, 01/25/37		4,000	2,878,542
Series 2007-HE1, Class A2, 1.71%, 06/25/37		4,618	4,568,245
Catskill Park CLO Ltd., Series 2017-1A, Class C, 5.44%, 04/20/29(a)(b)		1,000	1,019,331
CBAM Ltd., Series 2017-3A, Class A, 2.60%, 10/17/29(a)(b)		10,000	10,056,192
C-BASS Mortgage Loan Trust, Series 2007-CB3, Class A1, 3.86%, 03/25/37(d)		7,703	4,380,364
C-BASS Trust, Series 2006-CB6, Class A23, 1.71%, 07/25/36(a)		8,720	8,491,797
Cedar Funding II CLO Ltd., Series 2013-1A, Class A1R, 2.77%, 06/09/30(a)(b)		3,600	3,625,152
Cedar Funding IV CLO Ltd.(a)(b):
Series 2014-4A, Class AR, 2.59%, 07/23/30		8,375	8,425,631
Series 2014-4A, Class DR, 5.01%, 07/23/30		2,000	2,043,176
Cedar Funding V CLO Ltd., Series 2016-5A, Class C, 4.83%, 07/17/28(a)(b)		2,000	2,023,980
Cedar Funding VI CLO Ltd., Series 2016-6A, Class B, 3.29%, 10/20/28(a)(b)		1,750	1,763,690
Cedar Funding VIII CLO Ltd.(a)(b):
Series 2017-8A, Class A1, 2.98%, 10/17/30		7,500	7,575,865
Series 2017-8A, Class E, 8.08%, 10/17/30		1,000	1,024,228
Cent CLO 19 Ltd., Series 2013-19A, Class A1A, 3.09%, 10/29/25(a)(b)		2,210	2,214,969
Cent CLO 24 Ltd., Series 2015-24A, Class D2, 8.50%, 10/15/26(a)(b)		1,000	1,015,395
Chase Issuance Trust:
Series 2012-A4, Class A4, 1.58%, 08/16/21		3,412	3,376,579
Series 2015-A4, Class A4, 1.84%, 04/15/22		2,770	2,735,647
Series 2016-A2, Class A, 1.37%, 06/15/21		6,980	6,898,190
Series 2016-A4, Class A4, 1.49%, 07/15/22		6,000	5,865,456
Series 2016-A5, Class A5, 1.27%, 07/15/21		4,325	4,263,888
Chesapeake Funding II LLC(b):
Series 2016-1A, Class A1, 2.11%, 03/15/28		2,539	2,539,220
Series 2016-2A, Class A1, 1.88%, 06/15/28		2,814	2,806,413
Series 2017-3A, Class A1, 1.91%, 08/15/29		1,670	1,658,168
CIFC Funding Ltd.(a):
Series 2013-2A, Class A1LR, 2.94%, 10/18/30(b)		5,000	5,049,762
Series 2014-2A, Class A3LR, 3.70%, 05/24/26(b)		1,000	1,002,399
Series 2014-3A, Class B1R, 3.24%, 07/22/26(b)		1,000	1,003,324
Series 2014-3A, Class DR, 4.89%, 07/22/26(b)		1,000	1,007,306
Series 2014-4A, Class A1R, 3.11%, 10/17/26(b)		3,500	3,503,383
Series 2014-5A, Class CR, 4.43%, 01/17/27(b)		1,000	1,006,286
Series 2014-V, 3.13%, 01/17/27		16,250	16,303,085
Series 2015-3A, Class E, 7.79%, 10/19/27(b)		2,000	2,042,808
Series 2015-4A, Class C1, 5.54%, 10/20/27(b)		1,100	1,117,198
Series 2015-5A, Class D, 8.05%, 10/25/27(b)		1,000	1,012,729
Series 2016-1A, Class A, 3.22%, 10/21/28(b)		1,750	1,766,078
Series 2016-1A, Class E, 8.49%, 10/21/28(b)		1,000	1,040,627
Series 2018-1A, Class B, 3.49%, 04/15/31(b)		1,000	1,000,000
Series 2018-1A, Class D, 4.74%, 04/15/31(b)		1,000	1,000,000
Citibank Credit Card Issuance Trust:
Series 2014-A1, Class A1, 2.88%, 01/23/23		5,500	5,547,808
Series 2014-A6, Class A6, 2.15%, 07/15/21		3,218	3,213,479
Series 2017-A3, Class A3, 1.92%, 04/07/22		12,995	12,852,759
Series 2017-A7, Class A7, 1.92%, 08/08/24(a)		4,000	4,021,526
Clear Creek CLO Ltd.(a)(b):
Series 2015-1A, Class AR, 2.94%, 10/20/30		7,000	7,058,086
Series 2015-1A, Class BR, 3.34%, 10/20/30		2,000	2,006,401

Security	Par (000)		Value
CNH Equipment Trust:
Series 2016-B, Class A3, 1.63%, 08/15/21	USD	2,050	$2,035,988
Series 2016-C, Class A3, 1.44%, 12/15/21		4,450	4,396,622
Series 2017-C, Class A3, 2.08%, 02/15/23		6,050	5,994,703
Cole Park CLO Ltd., Series 2015-1A, Class E, 7.84%, 10/20/28(a)(b)		1,000	1,021,889
Colony American Homes(a)(b):
Series 2015-1A, Class D, 3.71%, 07/17/32		3,675	3,680,955
Series 2015-1A, Class E, 4.56%, 07/17/32		12,772	12,853,866
Colony Starwood Homes Trust(a)(b):
Series 2016-1A, Class D, 4.66%, 07/17/33		14,540	14,889,293
Series 2016-1A, Class E, 5.71%, 07/17/33		20,520	21,137,379
Series 2016-2A, Class D, 3.91%, 12/17/33		11,450	11,586,881
Series 2016-2A, Class E, 4.91%, 12/17/33		13,195	13,520,493
Conseco Finance Corp.:
Series 1996-5, Class M1, 8.05%, 07/15/27(a)		1,582	1,577,344
Series 1997-7, Class M1, 7.03%, 07/15/28(a)		5,326	5,291,145
Series 1998-8, Class A1, 6.28%, 09/01/30		9,277	9,699,978
Conseco Finance Securitizations Corp., Series 2001-4, Class M1, 3.32%, 09/01/33(a)		10,530	10,332,173
Credit Acceptance Auto Loan Trust(b):
Series 2016-2A, Class A, 2.42%, 11/15/23		4,300	4,302,573
Series 2016-3A, Class A, 2.15%, 04/15/24		7,480	7,441,437
Credit-Based Asset Servicing & Securitization LLC(a)(b):
Series 2007-CB6, Class A4, 1.90%, 07/25/37		2,222	1,493,471
Series 2007-RP1, Class A, 1.87%, 05/25/46		7,537	6,655,204
Cumberland Park CLO Ltd., Series 2015-2A, Class E, 6.74%, 07/20/26(a)(b)		1,833	1,835,586
CVC Cordatus Loan Fund VIII DAC(a):
Series 8X, Class E, 5.70%, 04/23/30	EUR	300	379,987
Series 8X, Class F, 4.90%, 04/23/30		154	191,243
CWHEQ Revolving Home Equity Loan Trust, Series 2006-G, Class 2A, 1.71%, 10/15/36(a)	USD	1,614	1,464,709
Dewolf Park CLO Ltd., Series 2017-1A, Class A, 2.93%, 10/15/30(a)(b)		3,000	3,030,617
Discover Card Execution Note Trust:
Series 2012-A6, Class A6, 1.67%, 01/18/22		6,400	6,346,189
Series 2014-A4, Class A4, 2.12%, 12/15/21		5,000	4,990,685
Series 2015-A2, Class A, 1.90%, 10/17/22		6,240	6,171,965
Series 2016-A4, Class A4, 1.39%, 03/15/22		7,980	7,863,742
Series 2017-A5, Class A5, 2.16%, 12/15/26(a)		2,265	2,293,853
Series 2017-A6, Class A6, 1.88%, 02/15/23		9,400	9,256,249
Drive Auto Receivables Trust, Series 2017-2, Class A3, 1.82%, 06/15/20		5,630	5,624,360
Dryden 31 Senior Loan Fund, Series 2014-31A, Class AR, 2.81%, 04/18/26(a)(b)		6,500	6,524,926
Dryden 34 Senior Loan Fund(a)(b):
Series 2014-34A, Class AR, 2.88%, 10/15/26		1,650	1,653,948
Series 2014-34A, Class DR, 5.12%, 10/15/26		1,000	1,003,882
Dryden 37 Senior Loan Fund, Series 2015-37A, Class AR, 2.82%, 01/15/31(a)(b)		1,250	1,249,769
Dryden 41 Senior Loan Fund(a)(b):
Series 2015-41A, Class A, 3.22%, 01/15/28		4,000	4,023,209
Series 2015-41A, Class E, 7.37%, 01/15/28		1,000	1,002,062
Dryden 50 Senior Loan Fund(a)(b):
Series 2017-50A, Class A1, 2.94%, 07/15/30		6,000	6,043,827
Series 2017-50A, Class C, 3.97%, 07/15/30		1,500	1,526,481
Series 2017-50A, Class SUB, 0.00%, 07/15/30		4,000	3,569,948
Dryden 53 CLO Ltd., Series 2017-53A, Class A, 2.82%, 01/15/31(a)(b)		12,500	12,565,549
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class A, 2.82%, 07/15/25(a)(b)		1,435	1,437,482

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Elevation CLO Ltd., Series 2013-1A, Class CR, 6.10%, 11/15/28(a)(b)	USD	1,200	$1,224,011
Enterprise Fleet Financing LLC(b):
Series 2016-2, Class A2, 1.74%, 02/22/22		2,158	2,151,360
Series 2016-2, Class A3, 2.04%, 02/22/22		1,480	1,467,712
Series 2017-1, Class A2, 2.13%, 07/20/22		970	968,654
Series 2017-1, Class A3, 2.60%, 07/20/22		650	649,748
Series 2017-3, Class A3, 2.36%, 05/20/23		1,380	1,362,682
Euro-Galaxy V CLO BV, Series 2016-5X, Class E, 6.30%, 11/10/30(a)	EUR	300	381,489
First Franklin Mortgage Loan Trust(a):
Series 2006-FF5, Class 2A3, 1.72%, 04/25/36	USD	4,442	4,195,371
Series 2006-FF17, Class A5, 1.71%, 12/25/36		5,072	4,201,949
Series 2006-FFH1, Class M1, 1.93%, 01/25/36		10,000	9,754,174
Ford Credit Auto Owner Trust:
Series 2016-B, Class A4, 1.52%, 08/15/21		7,207	7,105,037
Series 2016-C, Class A4, 1.40%, 02/15/22		2,940	2,870,338
Series 2017-A, Class A3, 1.67%, 06/15/21		2,200	2,181,060
Series 2017-C, Class A3, 2.01%, 03/15/22		3,915	3,884,962
Ford Credit Floorplan Master Owner Trust:
Series 2013-2, Class A, 2.09%, 03/15/22(b)		5,900	5,847,763
Series 2016-5, Class A1, 1.95%, 11/15/21		2,200	2,182,120
Series 2017-1, Class A1, 2.07%, 05/15/22		6,000	5,938,914
Galaxy XIV CLO Ltd., Series 2012-14A, Class DR, 5.72%, 11/15/26(a)(b)		4,365	4,408,577
Galaxy XIX CLO Ltd., Series 2015-19A, Class A1R, 2.96%, 07/24/30(a)(b)		22,078	22,256,390
Galaxy XV CLO Ltd., Series 2013-15A, Class AR, 2.92%, 10/15/30(a)(b)		2,500	2,521,140
Galaxy XVII CLO Ltd., Series 2014-17A, Class AR, 3.12%, 07/15/26(a)(b)		6,500	6,515,395
Galaxy XXI CLO Ltd., Series 2015-21A, Class AR, 2.76%, 04/20/31(a)(b)		1,200	1,200,000
GMACM Home Equity Loan Trust(a):
Series 2006-HE4, Class A1, 1.74%, 12/25/36		8,183	7,922,585
Series 2006-HE4, Class A2, 1.74%, 12/25/36		1,585	1,534,217
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class AR, 3.13%, 10/29/26(a)(b)		14,750	14,805,358
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class D, 5.05%, 04/25/25(a)(b)		1,500	1,510,252
GoldenTree Loan Opportunities XI Ltd., Series 2015-11A, Class AR2, 2.80%, 01/18/31(a)(b)		2,188	2,190,034
GoldenTree Loan Opportunities XII Ltd., Series 2016-12X, Class A2, 3.89%, 04/21/27(a)		7,750	7,805,640
GoldentTree Loan Management US CLO 1 Ltd.(a)(b):
Series 2017-1A, Class C, 3.56%, 04/20/29		2,000	2,005,520
Series 2017-1A, Class D, 4.71%, 04/20/29		750	752,755
Greenpoint Manufactured Housing(a):
Series 1999-1, Class A5, 6.77%, 08/15/29		7,479	7,353,699
Series 2000-1, Class A4, 8.14%, 03/20/30		8,791	9,107,086
Greenwood Park CLO Ltd., Series 2018-1A, Class D, 4.53%, 04/15/31(a)(b)		1,400	1,400,000
Greystone Commercial Real Estate Notes Ltd., Series 2017-FL1A, Class A, 3.11%, 03/15/27(a)(b)(c)		2,400	2,399,760
Greywolf CLO V Ltd., Series 2015-1A, Class CR, 4.75%, 01/25/31(a)(b)(c)		1,000	1,001,500

Security	Par (000)		Value
Grippen Park CLO Ltd., Series 2017-1A, Class A, 3.00%, 01/20/30(a)(b)	USD	2,000	$2,014,713
GSAA Home Equity Trust, Series 2006-18, Class AF6, 5.68%, 11/25/36(d)		4,550	2,247,977
GSAMP Trust, Series 2006-HE6, Class A4, 1.80%, 08/25/36(a)		2,451	2,081,143
Harvest CLO XVI DAC, Series 16X, Class E, 6.40%, 10/15/29(a)	EUR	235	294,088
Highbridge Loan Management Ltd.(a)(b):
Series 4A-2014, Class A2R, 3.26%, 01/28/30(c)	USD	1,750	1,750,000
Series 4A-2014, Class BR, 3.61%, 01/28/30(c)		1,000	1,000,000
Series 5A-2015, Class C2R, 3.86%, 01/29/26		500	502,064
Series 5A-2015, Class D1R, 5.06%, 01/29/26		1,250	1,253,933
Series 5A-2015, Class D2R, 5.06%, 01/29/26		500	501,573
Series 6A-2015, Class C, 4.46%, 05/05/27		1,100	1,103,457
Series 8A-2016, Class D, 6.59%, 04/20/27		1,000	1,018,920
Series 8A-2016, Class E, 9.64%, 04/20/27		1,000	1,017,390
Honda Auto Receivables Owner Trust:
Series 2016-4, Class A4, 1.36%, 01/18/23		2,760	2,702,855
Series 2017-1, Class A4, 2.05%, 06/21/23		6,180	6,120,990
Series 2017-4, Class A4, 2.21%, 03/21/24		2,190	2,164,898
HPS Loan Management Ltd., Series 9A-2016, Class D2, 8.19%, 07/19/27(a)(b)		1,300	1,326,762
Hyundai Floorplan Master Owner Trust, Series 2016-1A, Class A2, 1.81%, 03/15/21(b)		420	417,981
Invitation Homes Trust(a)(b):
Series 2015-SFR1, Class D, 4.56%, 03/17/32		2,230	2,243,029
Series 2015-SFR3, Class D, 4.31%, 08/17/32		25,825	26,037,679
Series 2015-SFR3, Class E, 5.31%, 08/17/32		6,777	6,864,965
JPMorgan Mortgage Acquisition Trust(d):
Series 2006-WF1, Class A3A, 5.83%, 07/25/36		3,923	2,026,716
Series 2006-WF1, Class A5, 6.41%, 07/25/36		4,926	2,542,068
LCM 26 Ltd., Series 26A, Class A1, 3.00%, 01/20/31(a)(b)		4,500	4,513,317
LCM XV LP, Series 15A, Class CR, 3.76%, 07/20/30(a)(b)		1,500	1,530,597
LCM XVII LP, Series 17A, Class D, 5.22%, 10/15/26(a)(b)		1,000	1,001,547
LCM XVIII LP, Series 18A, Class C1, 4.89%, 04/20/27(a)(b)		1,500	1,501,723
LCM XXI LP(a)(b):
Series 21A, Class A, 3.29%, 04/20/28		20,000	20,077,772
Series 21A, Class D, 6.84%, 04/20/28		2,000	2,017,369
Series 21A, Class E, 9.39%, 04/20/28		1,500	1,523,617
Lime Street CLO Ltd., Series 2007-1A, Class B, 2.18%, 06/20/21(a)(b)		898	897,844
Long Beach Mortgage Loan Trust(a):
Series 2005-3, Class 1A, 2.08%, 08/25/45		3,250	3,095,408
Series 2006-1, Class 1A, 1.78%, 02/25/36		16,326	15,592,816
Series 2006-2, Class 2A3, 1.75%, 03/25/46		18,084	9,267,224
Series 2006-4, Class 1A, 1.71%, 05/25/36		36,626	25,764,897
Series 2006-10, Class 2A3, 1.72%, 11/25/36		5,404	2,685,772
Series 2006-10, Class 2A4, 1.78%, 11/25/36		5,184	2,596,280
Madison Park Funding X Ltd.(a)(b):
Series 2012-10A, Class AR, 3.19%, 01/20/29		12,500	12,600,039
Series 2012-10A, Class DR, 5.94%, 01/20/29		2,370	2,428,906
Series 2012-10A, Class ER, 9.36%, 01/20/29		1,000	1,050,526
Madison Park Funding XII Ltd., Series 2014-12A, Class AR, 3.00%, 07/20/26(a)(b)		750	750,786
Madison Park Funding XIV Ltd., Series 2014-14A, Class A1R, 2.86%, 07/20/26(a)(b)		3,000	3,005,584
Madison Park Funding XIX Ltd., Series 2015-19A, Class D, 8.19%, 01/22/28(a)(b)		1,000	1,002,407

30	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Madison Park Funding XV Ltd., Series 2014-15A, Class B1R, 3.96%, 01/27/26(a)(b)	USD	1,450	$1,455,163
Madison Park Funding XVI Ltd., Series 2015-16A, Class D, 7.24%, 04/20/26(a)(b)		500	503,232
Madison Park Funding XVIII Ltd., Series 2015-18A, Class A1R, 2.93%, 10/21/30(a)(b)		7,500	7,562,664
Madison Park Funding XXVI Ltd., Series 2017-26A, Class AR, 2.96%, 07/29/30(a)(b)		3,500	3,531,117
Madison Park Funding XXVII Ltd.(a)(b):
Series 2018-27A, Class B, 3.85%, 04/20/30		1,000	1,000,000
Series 2018-27A, Class C, 4.65%, 04/20/30		1,000	1,000,000
Marble Point CLO XI Ltd.(a)(b):
Series 2017-2A, Class A, 2.79%, 12/18/30		8,000	8,005,905
Series 2017-2A, Class B, 3.11%, 12/18/30		1,500	1,501,157
Mastr Asset-Backed Securities Trust, Series 2006-AM2, Class A4, 1.82%, 06/25/36(a)(b)		3,831	3,065,995
Mercedes-Benz Auto Receivables Trust, Series 2016-1, Class A4, 1.46%, 12/15/22		4,500	4,411,783
Mercedes-Benz Master Owner Trust, Series 2016-BA, Class A, 2.26%, 05/17/21(a)(b)		4,213	4,245,031
Merrill Lynch Mortgage Investors Trust, Series 2006-HE1, Class M1, 1.95%, 12/25/36(a)		1,500	1,492,636
Mill City Mortgage Loan Trust, Series 2016-1, Class A1, 2.50%, 04/25/57(a)(b)		2,477	2,447,468
Mill Creek II CLO Ltd.(a)(b):
Series 2016-1A, Class C, 5.09%, 04/20/28		1,000	1,009,750
Series 2016-1A, Class D, 6.59%, 04/20/28		1,000	1,014,427
Series 2016-1A, Class E, 9.49%, 04/20/28		1,000	1,014,573
Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2, Class AFPT, 1.63%, 11/25/36(a)		9,042	4,609,118
Morgan Stanley Mortgage Loan Trust, Series 2007-1XS, Class 2A3, 5.92%, 09/25/46(d)		795	380,111
MP CLO III Ltd., Series 2013-1A, Class AR, 2.99%, 10/20/30(a)(b)		8,250	8,310,429
MP CLO VI Ltd.(a)(b):
Series 2014-2A, Class AR, 2.92%, 01/15/27		6,000	6,017,157
Series 2014-2A, Class DR, 5.22%, 01/15/27		1,250	1,268,882
MP CLO VIII Ltd., Series 2015-2A, Class A1, 3.26%, 10/28/27(a)(b)		12,500	12,507,980
Navient Private Education Loan Trust, Series 2015-AA, Class A2B, 2.76%, 12/15/28(a)(b)		1,631	1,664,960
Neuberger Berman CLO XIX Ltd., Series 2015-19A, Class A1R, 2.77%, 07/15/27(a)(b)		12,500	12,514,776
Neuberger Berman CLO XVII Ltd., Series 2014-17A, Class DR, 5.39%, 04/22/29(a)(b)		750	766,515
Neuberger Berman CLO XVIII Ltd.(a)(b):
Series 2014-18A, Class BR, 3.96%, 11/14/27		1,500	1,517,533
Series 2014-18A, Class CR, 5.66%, 11/14/27		1,250	1,283,572
Neuberger Berman CLO XXI Ltd., Series 2016-21A, Class E, 8.74%, 04/20/27(a)(b)		1,000	1,013,414
Neuberger Berman CLO XXII Ltd.(a)(b):
Series 2016-22A, Class D, 5.58%, 10/17/27		3,000	3,035,349
Series 2016-22A, Class E, 8.48%, 10/17/27		2,000	2,066,162
Neuberger Berman CLO XXIII Ltd., Series 2016-23A, Class E, 8.31%, 10/17/27(a)(b)		1,750	1,805,536
Neuberger Berman Loan Advisers CLO 26(a)(b):
Series 2017-26A, Class A, 2.56%, 10/18/30		6,000	6,029,469
Series 2017-26A, Class B, 2.89%, 10/18/30		1,500	1,503,732

Security	Par (000)		Value
Neuberger Berman Loan Advisers CLO 27 Ltd., Series 2018-27A, Class D, 4.62%, 01/15/30(a)(b)	USD	1,000	$1,000,000
Nissan Auto Receivables Owner Trust:
Series 2016-C, Class A4, 1.38%, 01/17/23		6,648	6,477,203
Series 2017-A, Class A4, 2.11%, 05/15/23		5,125	5,046,347
Series 2017-C, Class A3, 2.12%, 04/18/22		2,560	2,544,425
Nissan Master Owner Trust Receivables:
Series 2016-A, Class A2, 1.54%, 06/15/21		2,930	2,898,510
Series 2017-C, Class A, 1.88%, 10/17/22(a)		3,000	3,006,587
Oak Hill Credit Partners X Ltd., Series 2014-10A, Class AR, 2.87%, 07/20/26(a)(b)		8,000	8,009,326
Oak Hill Credit Partners XII Ltd., Series 2015-12A, Class C2, 4.99%, 01/23/27(a)(b)		1,850	1,854,017
Oaktree CLO Ltd., Series 2014-2A, Class A1AR, 2.96%, 10/20/26(a)(b)		1,000	1,002,610
Oakwood Mortgage Investors, Inc.:
Series 1998-D, Class M1, 7.42%, 01/15/29(b)		1,250	1,270,162
Series 1999-C, Class A2, 7.48%, 08/15/27		6,093	6,051,764
Series 2001-D, Class A3, 5.90%, 09/15/22(a)		538	444,141
Series 2002-B, Class A4, 7.09%, 06/15/32(a)		107	116,243
OCP CLO Ltd.(a)(b):
Series 2012-2A, Class A1R, 2.85%, 11/22/25		4,500	4,529,523
Series 2012-2A, Class DR, 5.92%, 11/22/25		1,000	1,017,852
Series 2015-8A, Class CR, 4.53%, 04/17/27		1,000	1,003,134
Series 2016-11A, Class A1AR, 3.02%, 10/26/30		1,000	1,007,082
Series 2016-12A, Class A1, 3.30%, 10/18/28		4,250	4,280,584
OCP Euro CLO DAC(a):
Series 2017-2X, Class E, 5.00%, 01/15/32	EUR	298	363,596
Series 2017-2X, Class F, 6.40%, 01/15/32		200	243,930
OCP Euro DAC, Series 2017-1X, Class E, 5.35%, 06/18/30(a)		400	499,277
Octagon Investment Partners 26 Ltd.(a)(b):
Series 2016-1A, Class C, 5.07%, 04/15/27	USD	2,250	2,256,868
Series 2016-1A, Class D, 6.67%, 04/15/27		1,250	1,259,922
Series 2016-1A, Class E, 9.57%, 04/15/27		875	888,617
Octagon Investment Partners 27 Ltd., Series 2016-1A, Class E, 8.82%, 07/15/27(a)(b)		1,250	1,282,732
Octagon Investment Partners 32 Ltd., Series 2017-1A, Class C, 3.97%, 07/15/29(a)(b)		1,000	1,009,830
Octagon Investment Partners 34 Ltd., Series 2017-1A, Class B1, 2.88%, 01/20/30(a)(b)		2,000	2,001,463
Octagon Investment Partners 35 Ltd., Series 2018-1A, Class C, 4.35%, 01/20/31(a)(b)		1,000	1,000,000
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A1R, 2.75%, 10/25/25(a)(b)		1,826	1,827,312
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class DRR, 4.49%, 01/22/30(a)(b)(c)		750	750,000
OHA Credit Partners VIII Ltd., Series 2013-8A, Class A, 2.86%, 04/20/25(a)(b)		1,125	1,127,375
OHA Credit Partners XIV Ltd., Series 2017-14A, Class B, 3.08%, 01/21/30(a)(b)		1,000	1,000,266
OHA Loan Funding Ltd., Series 2015-1A, Class AR, 2.83%, 08/15/29(a)(b)		1,000	1,016,764
OZLM Funding IV Ltd., Series 2013-4A, Class BR, 3.94%, 10/22/30(a)(b)		1,500	1,524,233
OZLM XI Ltd.(a)(b):
Series 2015-11A, Class A1R, 3.02%, 10/30/30		8,750	8,814,707
Series 2015-11A, Class CR, 5.37%, 10/30/30		1,100	1,125,382

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
OZLM XII Ltd.(a)(b):
Series 2015-12A, Class A1, 3.22%, 04/30/27	USD	2,750	$2,758,444
Series 2015-12A, Class A2, 3.77%, 04/30/27		2,500	2,508,423
OZLM XIII Ltd., Series 2015-13A, Class C, 6.27%, 07/30/27(a)(b)		1,000	1,014,635
OZLM XIV Ltd., Series 2015-14A, Class C, 6.07%, 01/15/29(a)(b)		950	954,108
OZLM XIX Ltd.(a)(b):
Series 2017-19A, Class A1, 2.59%, 11/22/30		10,000	10,014,727
Series 2017-19A, Class C, 4.47%, 11/22/30		1,000	1,014,565
OZLM XXI, Series 2017-21A, Class B, 3.65%, 01/20/31(a)(b)(c)		2,600	2,600,000
OZLME BV, Series 1X, Class E, 6.45%, 01/18/30(a)	EUR	238	302,913
Ozlme II DAC, Series 2X, Class E, 4.90%, 10/15/30(a)		148	178,017
Palmer Square CLO Ltd.(a)(b):
Series 2014-1A, Class CR2, 4.38%, 01/17/31	USD	500	498,885
Series 2014-1A, Class DR2, 7.43%, 01/17/31		1,500	1,507,966
PFS Financing Corp., Series 2016-BA, Class A, 1.87%, 10/15/21(b)		830	823,341
Pinnacle Park CLO Ltd., Series 2014-1A, Class CR, 4.37%, 04/15/26(a)(b)		1,500	1,504,092
Progress Residential Trust(b):
Series 2015-SFR3, Class F, 6.64%, 11/12/32		1,625	1,717,363
Series 2016-SFR1, Class E, 5.41%, 09/17/33(a)		4,640	4,751,190
Series 2016-SFR2, Class D, 4.06%, 01/17/34(a)		17,135	17,386,840
Series 2016-SFR2, Class E, 5.11%, 01/17/34(a)		15,575	16,038,889
Race Point IX CLO Ltd., Series 2015-9A, Class A1AR, 2.93%, 10/15/30(a)(b)		8,000	8,043,169
Regatta V Funding Ltd., Series 2014-1A, Class A1AR, 2.91%, 10/25/26(a)(b)		2,500	2,504,170
Rockford Tower CLO Ltd.(a)(b):
Series 2017-2A, Class C, 4.02%, 10/15/29		1,000	1,013,361
Series 2017-3A, Class A, 2.86%, 10/20/30		13,500	13,504,535
Series 2017-3A, Class E, 7.42%, 10/20/30		1,180	1,173,082
Santander Drive Auto Receivables Trust:
Series 2014-4, Class D, 3.10%, 11/16/20		2,000	2,014,279
Series 2016-3, Class A3, 1.50%, 08/17/20		2,730	2,725,402
SLM Private Education Loan Trust(b):
Series 2011-B, Class A2, 3.74%, 02/15/29		679	686,711
Series 2012-E, Class A2A, 2.09%, 06/15/45		2,608	2,604,868
Series 2013-A, Class A2A, 1.77%, 05/17/27		345	343,894
Series 2013-B, Class A2A, 1.85%, 06/17/30		664	661,160
Series 2013-B, Class A2B, 2.66%, 06/17/30(a)		1,186	1,193,452
SMB Private Education Loan Trust(b):
Series 2014-A, Class A2A, 3.05%, 05/15/26		3,344	3,374,596
Series 2015-C, Class A2B, 2.96%, 07/15/27(a)		1,985	2,029,059
Series 2016-A, Class A2A, 2.70%, 05/15/31		960	943,172
Series 2016-B, Class A2A, 2.43%, 02/17/32		1,085	1,053,751
Series 2016-C, Class A2A, 2.34%, 09/15/34		4,030	3,928,448
SoFi Professional Loan Program LLC(b):
Series 2015-D, Class A2, 2.72%, 10/27/36		1,290	1,278,327
Series 2016-A, Class A1, 3.31%, 08/25/36(a)		2,179	2,247,213
Series 2016-C, Class A2B, 2.36%, 12/27/32		430	420,671
Series 2016-D, Class A2A, 1.53%, 04/25/33		669	666,320
Series 2016-D, Class A2B, 2.34%, 04/25/33		570	554,808
Series 2017-F, Class A2FX, 2.84%, 01/25/41		2,250	2,229,582
Series 2018-A, Class A2A, 2.39%, 02/25/42		1,470	1,470,975
Sound Point CLO II Ltd., Series 2013-1A, Class A1R, 2.82%, 01/26/31(a)(b)(c)		3,400	3,404,250

Security	Par (000)		Value
Sound Point CLO IV Ltd., Series 2013-3A, Class DR, 5.14%, 01/21/26(a)(b)	USD	1,000	$1,002,607
Sound Point CLO VII Ltd., Series 2014-3A, Class AR, 3.04%, 01/23/27(a)(b)		4,250	4,280,397
Sound Point CLO XII Ltd., Series 2016-2A, Class D, 5.99%, 10/20/28(a)(b)		1,000	1,018,702
Sound Point CLO XV Ltd., Series 2017-1A, Class E, 7.70%, 01/23/29(a)(b)		1,000	1,018,342
Stanwich Mortgage Loan Co., Series 2016-NPA1, Class NOTE, 3.84%, 10/16/46(a)(b)		12,458	12,342,703
Stewart Park CLO Ltd.(a)(b)(c):
Series 2015-1A, Class DR, 4.32%, 01/15/30		1,700	1,700,000
Series 2015-1A, Class ER, 7.00%, 01/15/30		1,250	1,231,100
Symphony CLO XII Ltd.(a)(b):
Series 2013-12A, Class AR, 2.75%, 10/15/25		993	994,754
Series 2013-12A, Class DR, 4.97%, 10/15/25		1,500	1,505,569
Symphony CLO XVI Ltd., Series 2015-16A, Class E, 7.17%, 07/15/28(a)(b)		1,000	1,013,202
Symphony CLO XVII Ltd., Series 2016-17A, Class D, 6.52%, 04/15/28(a)(b)		750	762,738
Symphony CLO XVIII Ltd., Series 2016-18A, Class D, 5.36%, 01/23/28(a)(b)		1,000	1,028,791
Synchrony Credit Card Master Note Trust, Series 2016-1, Class A, 2.04%, 03/15/22		5,000	4,991,721
TCI-Cent CLO Ltd., Series 2016-1A, Class A2, 3.96%, 12/21/29(a)(b)		4,000	4,050,930
THL Credit Wind River CLO Ltd.(a)(b):
Series 2017-1A, Class A, 3.07%, 04/18/29		1,500	1,512,309
Series 2017-2A, Class A, 2.97%, 07/20/30		10,000	10,071,855
Tiaa CLO III Ltd., Series 2017-2A, Class A, 2.63%, 01/16/31(a)(b)		10,000	10,006,224
TICP CLO I Ltd., Series 2015-1A, Class A, 3.24%, 07/20/27(a)(b)		2,750	2,751,723
TICP CLO III Ltd., Series 2014-3A, Class AR, 2.92%, 01/20/27(a)(b)		2,750	2,763,508
TICP CLO IX Ltd., Series 2017-9A, Class A, 2.87%, 01/20/31(a)(b)(c)		8,000	8,000,000
Towd Point Mortgage Trust(a)(b):
Series 2016-3, Class A1, 2.25%, 04/25/56		1,533	1,513,651
Series 2016-4, Class A1, 2.25%, 07/25/56		2,808	2,763,014
Toyota Auto Receivables Owner Trust:
Series 2017-C, Class A4, 1.98%, 12/15/22		8,585	8,435,213
Series 2017-D, Class A4, 2.12%, 02/15/23		1,250	1,234,194
Treman Park CLO Ltd., Series 2015-1A, Class D, 5.60%, 04/20/27(a)(b)		1,000	1,006,128
United Airlines Pass-Through Trust:
Series 2014-2, Class A, 3.75%, 09/03/26		859	874,033
Series 2018-1, Class A, 3.50%, 09/01/31		500	500,000
USAA Auto Owner Trust, Series 2016-1, Class A4, 1.39%, 11/15/21		2,616	2,581,329
Venture XXIV CLO Ltd., Series 2016-24A, Class A1P, 3.30%, 10/20/28(a)(b)		3,750	3,776,666
Venture XXVI CLO Ltd., Series 2017-26A, Class D, 5.99%, 01/20/29(a)(b)		1,000	1,033,323
Vibrant CLO III Ltd.(a)(b):
Series 2015-3A, Class A1R, 3.22%, 04/20/26		4,380	4,395,245
Series 2015-3A, Class A2R, 3.79%, 04/20/26		1,000	1,006,559
Vibrant CLO V Ltd., Series 2016-5A, Class C, 4.54%, 01/20/29(a)(b)		1,000	1,028,306
Virgin Australia Pass-Through Trust, Series 2013-1, 5.00%, 10/23/23(b)		712	740,628
Voya CLO Ltd.(a)(b):
Series 2013-2A, Class A1, 2.90%, 04/25/25		3,024	3,033,391
Series 2013-2A, Class C, 5.25%, 04/25/25		1,000	1,006,244
Series 2013-3A, Class A2R, 3.23%, 01/18/26		750	750,590

32	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Series 2014-1A, Class BR, 4.33%, 04/18/26	USD	2,000	$2,006,491
Series 2015-2A, Class D, 5.14%, 07/23/27		1,750	1,756,008
Series 2016-2A, Class D, 8.69%, 07/19/28		1,500	1,538,852
Series 2016-3A, Class C, 5.58%, 10/18/27		1,500	1,524,284
Series 2016-3A, Class D, 8.58%, 10/18/27		1,000	1,029,152
Wachovia Asset Securitization Issuance II LLC Trust, Series 2007-HE1, Class A, 1.70%, 07/25/37(a)(b)		4,479	4,315,283
Washington Mutural Asset-Backed Certificates Trust, Series 2006-HE5, Class 1A, 1.72%, 10/25/36(a)		22,160	18,388,398
Webster Park CLO Ltd.(a)(b):
Series 2015-1A, Class B1, 4.84%, 01/20/27		4,300	4,308,572
Series 2015-1A, Class C, 5.79%, 01/20/27		4,600	4,608,160
Series 2015-1A, Class D, 7.84%, 01/20/27		2,250	2,255,239
Wellfleet CLO Ltd., Series 2017-1A, Class A1, 3.06%, 04/20/29(a)(b)		2,000	2,014,306
Westcott Park CLO Ltd.(a)(b):
Series 2016-1A, Class D, 6.09%, 07/20/28		500	514,994
Series 2016-1A, Class E, 8.94%, 07/20/28		1,000	1,050,042
Wheels SPV 2 LLC, Series 2016-1A, Class A2, 1.59%, 05/20/25(b)		286	285,415
WVUE, Series 2015-1A, Class A, 7.50%, 09/25/20(b)(d)		2,679	2,704,749
York CLO-1 Ltd.(a)(b):
Series 2014-1A, Class CR, 4.09%, 01/22/27		1,300	1,305,364
Series 2014-1A, Class DR, 5.14%, 01/22/27		2,800	2,808,575
York CLO-2 Ltd., Series 2015-1A, Class AR, 2.61%, 01/22/31(a)(b)		16,000	16,121,205
York CLO-3 Ltd.(a)(b):
Series 2016-1A, Class DR, 5.34%, 10/20/29		2,000	2,047,059
Series 2016-1A, Class ER, 8.14%, 10/20/29		2,750	2,819,310
York CLO-4 Ltd., Series 2016-2A, Class D, 5.84%, 01/20/30(a)(b)		1,750	1,804,582

Total Asset-Backed Securities — 10.1% (Cost: $1,669,148,442)			1,703,196,860

	Shares
Common Stocks — 18.8%

Aerospace & Defense — 0.1%
Boeing Co. (The)		31,704	11,234,946
Raytheon Co.		6,206	1,296,682
United Technologies Corp.		88,558	12,221,890

			24,753,518
Air Freight & Logistics — 0.3%
bpost SA		237,969	7,912,209
Cia de Distribucion Integral Logista Holdings SA		250,532	6,123,253
Deutsche Post AG (Registered)		612,275	28,920,483
Royal Mail plc		213,614	1,423,236
United Parcel Service, Inc., Class B		46,927	5,974,746

			50,353,927
Airlines — 0.0%
Deutsche Lufthansa AG (Registered)		34,553	1,234,330
InterGlobe Aviation Ltd.(b)		272,146	5,187,231

			6,421,561
Auto Components — 0.0%
BorgWarner, Inc.		1,066	59,973
Nokian Renkaat OYJ		68,825	3,477,235

			3,537,208
Automobiles — 0.2%
Bayerische Motoren Werke AG		143,460	16,387,029
Daimler AG (Registered)		198,253	18,157,354

Security	Shares	Value
Automobiles (continued)
Ford Otomotiv Sanayi A/S	15,910	$254,113
Hero MotoCorp Ltd.	59,513	3,450,594
Nissan Motor Co. Ltd.	223,200	2,391,033

		40,640,123
Banks — 1.1%
ABN AMRO Group NV, CVA(b)	218,562	7,397,904
Bank Mandiri Persero Tbk. PT	13,899,400	8,449,766
Bank of China Ltd., Class H	16,625,000	9,963,936
Bank of Nova Scotia (The)	40,500	2,690,781
China Construction Bank Corp., Class H	5,271,000	6,051,485
Citizens Financial Group, Inc.	127,802	5,866,112
Danske Bank A/S	260,621	10,583,010
DBS Group Holdings Ltd.	380,400	7,635,050
Erste Group Bank AG(e)	205,290	10,340,457
FinecoBank Banca Fineco SpA	836,424	10,399,368
Grupo Financiero Banorte SAB de CV, Class O	1,324,019	8,479,754
IndusInd Bank Ltd.	321,673	8,854,732
Industrial & Commercial Bank of China Ltd., Class H	16,282,000	15,337,125
Itau Unibanco Holding SA, ADR	633,251	10,385,316
Lloyds Banking Group plc	5,474,810	5,409,111
M&T Bank Corp.	47,265	9,017,217
Shinhan Financial Group Co. Ltd.	263,348	13,074,165
Siam Commercial Bank PCL (The), NVDR	1,700,400	8,537,586
Svenska Handelsbanken AB, Class A	555,153	8,079,803
Swedbank AB, Class A(e)	142,763	3,651,093
US Bancorp	150,900	8,622,426
Wells Fargo & Co.	148,654	9,778,460

		188,604,657
Beverages — 0.4%
Anheuser-Busch InBev SA	47,833	5,417,543
Coca-Cola Co. (The)	309,784	14,742,621
Diageo plc	389,422	14,016,223
Dr Pepper Snapple Group, Inc.	53,644	6,402,411
Heineken NV	67,940	7,635,720
PepsiCo, Inc.	104,001	12,511,320

		60,725,838
Biotechnology — 0.1%
AbbVie, Inc.	195,398	21,927,563
Amgen, Inc.	796	148,096

		22,075,659
Capital Markets — 0.2%
CME Group, Inc.	38,542	5,915,426
Deutsche Boerse AG	68,811	8,843,324
IG Group Holdings plc	671,340	7,371,237
IGM Financial, Inc.	4,212	150,433
Intercontinental Exchange, Inc.	55,593	4,104,987
TP ICAP plc	602,808	4,536,000

		30,921,407
Chemicals — 0.3%
Air Products & Chemicals, Inc.	36,440	6,135,403
Arkema SA	3,287	419,932
BASF SE	66,834	7,838,140
EMS-Chemie Holding AG (Registered)	354	260,231
Givaudan SA (Registered)	4,027	9,694,017
Koninklijke DSM NV	21,147	2,186,442
Petkim Petrokimya Holding A/S	50,512	106,682
Praxair, Inc.	7,714	1,245,734
PTT Global Chemical PCL, NVDR	60,500	185,780
Sasol Ltd.	278,073	9,992,601
Solvay SA	39,830	5,767,172

		43,832,134

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Commercial Services & Supplies — 0.1%
Loomis AB, Class B	185,319	$7,409,519
SPIE SA	206,364	5,128,321
Toppan Printing Co. Ltd.	22,000	207,384
Waste Management, Inc.	69,093	6,109,894

		18,855,118
Communications Equipment — 0.2%
Cisco Systems, Inc.	443,572	18,425,981
Nokia OYJ	3,225,722	15,559,414

		33,985,395
Construction & Engineering — 0.3%
ACS Actividades de Construccion y Servicios SA	2,679	107,193
Bouygues SA	451,150	25,074,218
HOCHTIEF AG	36,872	6,668,029
Skanska AB, Class B	200,384	4,072,846
Vinci SA	57,591	6,224,366

		42,146,652
Construction Materials — 0.1%
Anhui Conch Cement Co. Ltd., Class H	1,589,000	8,718,579

Containers & Packaging — 0.2%
Amcor Ltd.	1,330,041	15,552,378
DS Smith plc	1,152,188	8,234,968
International Paper Co.	184,697	11,610,053

		35,397,399
Distributors — 0.2%
Genuine Parts Co.	165,411	17,214,323
Jardine Cycle & Carriage Ltd.	252,300	7,665,790

		24,880,113
Diversified Consumer Services — 0.0%
H&R Block, Inc.	172,948	4,590,040

Diversified Telecommunication Services — 0.5%
BCE, Inc.	176,594	8,258,282
Deutsche Telekom AG (Registered)	253,236	4,441,770
Elisa OYJ	83,641	3,560,042
HKT Trust & HKT Ltd.	1,817,000	2,264,674
Koninklijke KPN NV	1,572,336	5,509,866
Nippon Telegraph & Telephone Corp.	93,000	4,453,275
PCCW Ltd.	1,941,000	1,117,851
Proximus SADP	114,199	3,851,230
Swisscom AG (Registered)	20,342	11,108,563
Telefonica SA	1,599,087	16,404,292
Telenor ASA	27,641	646,237
Telia Co. AB	139,113	698,304
TELUS Corp.	629,141	23,687,414

		86,001,800
Electric Utilities — 0.6%
CLP Holdings Ltd.	115,500	1,176,774
Edison International	25,996	1,625,530
EDP - Energias de Portugal SA	1,396,734	4,905,812
Endesa SA	188,213	4,224,903
Enel SpA	2,540,533	16,151,185
Fortum OYJ	260,634	5,652,025
Iberdrola SA(e)	2,183,626	17,774,255
Inter RAO UES PJSC	122,966,139	8,270,083
OGE Energy Corp.	51,476	1,657,527
PG&E Corp.	117,331	4,978,354
Pinnacle West Capital Corp.	22,139	1,770,013
PPL Corp.	238,568	7,603,162
Red Electrica Corp. SA	256,587	5,412,061
SSE plc	186,672	3,461,830

Security	Shares	Value
Electric Utilities (continued)
Terna Rete Elettrica Nazionale SpA	831,453	$5,004,544
Westar Energy, Inc.	88,284	4,560,752

		94,228,810
Electrical Equipment — 0.0%
Eaton Corp. plc	16,028	1,345,871

Electronic Equipment, Instruments & Components — 0.1%
Amphenol Corp., Class A	30,573	2,836,257
Hexagon AB, Class B	121,658	7,254,003
Hon Hai Precision Industry Co. Ltd.	1,067,655	3,365,897

		13,456,157
Equity Real Estate Investment Trusts (REITs) — 1.7%
Alexandria Real Estate Equities, Inc.	50,133	6,502,250
Assura plc	17,357,467	15,181,319
AvalonBay Communities, Inc.	82,992	14,141,837
Boston Properties, Inc.	74,210	9,180,519
British Land Co. plc (The)	1,107,377	10,512,459
Community Healthcare Trust, Inc.(f)	116,372	3,100,150
EPR Properties	265,430	15,676,296
Equinix, Inc.	26,191	11,921,881
Eurocommercial Properties NV, CVA	255,693	12,056,965
Highwoods Properties, Inc.	118,189	5,658,889
Ichigo Hotel REIT Investment Corp.	3,359	3,822,365
Ichigo Office REIT Investment	4,741	3,556,727
Ingenia Communities Group(e)	3,376,695	7,457,932
Invincible Investment Corp.	7,221	3,347,665
Japan Rental Housing Investments, Inc.	11,300	8,922,415
Japan Senior Living Investment Corp.	1,945	2,832,784
Kenedix Retail REIT Corp.	4,579	10,337,705
Klepierre SA	16,635	760,002
Liberty Property Trust	316,457	13,104,484
National Storage REIT	8,904,420	10,764,020
PLA Administradora Industrial S de RL de CV(e)	3,741,629	5,699,366
Prologis, Inc.	10,016	652,142
PRS REIT plc (The)(e)	2,306,538	3,389,561
Ramco-Gershenson Properties Trust	888,309	11,743,445
Sabra Health Care REIT, Inc.	802,947	14,533,341
Scentre Group	3,058,793	10,263,935
Simon Property Group, Inc.	77,558	12,670,651
Spirit Realty Capital, Inc.	1,014,774	8,290,704
Target Healthcare REIT Ltd.	3,685,817	6,020,203
Tritax Big Box REIT plc	4,652,358	9,849,025
Unibail-Rodamco SE	2,923	749,414
Vastned Retail NV	213,132	10,756,561
Ventas, Inc.	24,129	1,350,500
VEREIT, Inc.	1,195,326	8,606,347
Westfield Corp.	1,473,549	10,914,205

		284,328,064
Food & Staples Retailing — 0.1%
METRO AG(e)	14,878	323,571
SPAR Group Ltd. (The)	220,345	3,813,082
Wal-Mart de Mexico SAB de CV	1,434,200	3,587,860
Walmart, Inc.	25,660	2,735,356
Wesfarmers Ltd.	14,321	505,139
Wm Morrison Supermarkets plc	118,303	372,899

		11,337,907
Food Products — 0.1%
General Mills, Inc.	5,573	325,965
Marine Harvest ASA(e)	304,929	5,280,077
Nestle Malaysia Bhd.	13,400	389,512
Nestle SA (Registered)	165,316	14,280,321
Uni-President Enterprises Corp.	31,000	74,415

34	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Food Products (continued)
WH Group Ltd.(b)	282,500	$349,284

		20,699,574
Gas Utilities — 0.0%
Gas Natural SDG SA	207,941	4,807,910

Health Care Equipment & Supplies — 0.1%
Ansell Ltd.	298,461	6,036,762
Becton Dickinson and Co.	334	81,142
Danaher Corp.	55,982	5,669,857
Koninklijke Philips NV	734	29,918

		11,817,679
Health Care Providers & Services — 0.1%
AmerisourceBergen Corp.	29,387	2,929,002
Fresenius Medical Care AG & Co. KGaA	99,034	11,414,852
Quest Diagnostics, Inc.	965	102,116
Sonic Healthcare Ltd.	375,145	7,190,250

		21,636,220
Hotels, Restaurants & Leisure — 0.1%
Carnival Corp.	69,999	5,012,628
Compass Group plc	18,964	399,285
Darden Restaurants, Inc.	13,367	1,281,227
InterContinental Hotels Group plc	11,491	768,863
Las Vegas Sands Corp.	44,804	3,473,206
McDonald’s Corp.	50,376	8,621,349
Sands China Ltd.	620,800	3,689,219
Tabcorp Holdings Ltd.	18,002	74,938

		23,320,715
Household Durables — 0.1%
Barratt Developments plc	90,117	748,585
Electrolux AB	47,669	1,684,075
MRV Engenharia e Participacoes SA	1,834,107	8,721,507
Persimmon plc	60,155	2,136,985
Sekisui House Ltd.	18,700	343,582
Taylor Wimpey plc	296,928	803,557
Toll Brothers, Inc.	34,842	1,622,940

		16,061,231
Household Products — 0.1%
Kimberly-Clark Corp.	1,994	233,298
Procter & Gamble Co. (The)	131,531	11,356,387

		11,589,685
Independent Power and Renewable Electricity Producers — 0.1%
Engie Brasil Energia SA	3,400	38,354
Glow Energy PCL, NVDR	30,700	83,563
NTPC Ltd.	4,058,551	10,863,641

		10,985,558
Industrial Conglomerates — 0.1%
3M Co.	30,083	7,535,791
Industries Qatar QSC	60,027	1,805,223

		9,341,014
Insurance — 1.4%
Aflac, Inc.	5,804	511,913
Allianz SE (Registered)	137,130	34,683,800
Assicurazioni Generali SpA	38,228	758,408
AXA SA	552,907	18,183,703
BB Seguridade Participacoes SA	572,377	5,589,030
CNP Assurances	101,437	2,599,817
Direct Line Insurance Group plc	1,295,415	6,791,620
Gjensidige Forsikring ASA	117,906	2,224,247
Hannover Rueck SE	38,640	5,284,567
ING Life Insurance Korea Ltd.(b)	138,935	7,611,273

Security	Shares	Value
Insurance (continued)
Legal & General Group plc	6,026	$23,148
Mapfre SA	636,662	2,260,732
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	116,774	27,473,029
Powszechny Zaklad Ubezpieczen SA	784,464	10,722,744
Principal Financial Group, Inc.	13,687	925,241
Prudential Financial, Inc.	75,224	8,938,116
Sampo OYJ, Class A	368,233	21,393,558
Sanlam Ltd.	1,853,785	13,800,890
SCOR SE	230,675	10,324,574
Swiss Re AG	174,159	17,177,901
Tryg A/S	72,571	1,766,304
UnipolSai Assicurazioni SpA	586,357	1,516,007
Zurich Insurance Group AG	105,470	34,694,126

		235,254,748
Internet & Direct Marketing Retail — 0.0%
Amazon.com, Inc.(e)	1,929	2,798,767

Internet Software & Services — 0.1%
Facebook, Inc., Class A(e)	22,743	4,250,439
NetEase, Inc., ADR	28,387	9,088,382
Tencent Holdings Ltd.	85,800	5,069,703

		18,408,524
IT Services — 0.1%
Amadeus IT Group SA	19,176	1,486,694
Cognizant Technology Solutions Corp., Class A	2,310	180,134
International Business Machines Corp.	52,500	8,594,250
Paychex, Inc.	35,747	2,439,733
Western Union Co. (The)	45,668	949,437

		13,650,248
Leisure Products — 0.0%
Hasbro, Inc.	16,456	1,556,244

Life Sciences Tools & Services — 0.0%
Agilent Technologies, Inc.	5,973	438,597

Machinery — 0.3%
Atlas Copco AB, Class A	112,271	5,265,259
Illinois Tool Works, Inc.	34,287	5,954,623
Kone OYJ, Class B	356,275	20,395,128
Metso OYJ	66,370	2,317,252
PACCAR, Inc.	25,639	1,911,644
Spirax-Sarco Engineering plc	69,296	5,581,280
Volvo AB, Class B	224,455	4,581,248
Wartsila OYJ Abp	111,790	7,641,936

		53,648,370
Marine — 0.0%
Kuehne + Nagel International AG (Registered)	21,253	3,903,173

Media — 0.1%
Astro Malaysia Holdings Bhd.	107,100	71,441
Eutelsat Communications SA	102,678	2,259,929
Media Nusantara Citra Tbk. PT	43,798,451	4,982,684
ProSiebenSat.1 Media SE	137,008	5,248,739
Sun TV Network Ltd.	415,049	6,684,766
WPP plc	197,490	3,576,544

		22,824,103
Metals & Mining — 0.2%
Centamin plc	3,737,805	8,648,375
Eregli Demir ve Celik Fabrikalari TAS	9,127	24,131
Ferrexpo plc	1,771,829	7,338,388
POSCO	32,539	11,606,205
Rio Tinto plc	19,732	1,098,343

		28,715,442

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Multiline Retail — 0.1%
Kohl’s Corp.	75,110	$4,864,875
Target Corp.	116,299	8,748,011

		13,612,886
Multi-Utilities — 0.1%
CMS Energy Corp.	38,441	1,720,235
Engie SA	559,091	9,708,109
Innogy SE(b)(e)	81,551	3,108,964
Public Service Enterprise Group, Inc.	9,664	501,272

		15,038,580
Oil, Gas & Consumable Fuels — 4.3%
Andeavor Logistics LP	383,504	19,827,157
Antero Midstream Partners LP(e)	546,943	16,638,006
Bharat Petroleum Corp. Ltd.	871,068	6,742,162
Boardwalk Pipeline Partners LP(e)	624,190	7,839,827
BP Midstream Partners LP(e)	697,914	14,544,528
China Petroleum & Chemical Corp., Class H	2,768,000	2,392,705
CNOOC Ltd.	7,929,000	12,463,301
Delek Logistics Partners LP(e)	178,395	5,797,838
Dominion Energy Midstream Partners LP(e)	406,243	12,085,729
Enagas SA	126,235	3,438,804
Energy Transfer Partners LP(e)	3,908,561	78,327,563
EnLink Midstream Partners LP(e)	503,450	8,800,306
Enterprise Products Partners LP(e)	2,845,546	78,593,981
EQT Midstream Partners LP(e)	374,186	27,835,697
Formosa Petrochemical Corp.	39,000	165,634
Genesis Energy LP(e)	750,978	17,295,023
LUKOIL PJSC, ADR	113,573	7,478,782
Magellan Midstream Partners LP(e)	942,860	67,310,775
MPLX LP(e)	1,783,089	66,330,911
Novatek PJSC, GDR	68,477	9,114,289
OMV AG	13,084	842,431
ONEOK, Inc.	569,306	33,509,351
Phillips 66 Partners LP(e)	163,999	8,632,907
Plains All American Pipeline LP(e)	2,197,766	46,087,153
PTT PCL, NVDR	552,400	8,673,026
Qatar Gas Transport Co. Ltd.	762,373	3,923,886
Repsol SA	11,296	212,601
Santos Ltd.(e)	16,438	67,355
Shell Midstream Partners LP(e)	676,851	19,378,244
Snam SpA	1,353,175	6,582,193
Targa Resources Corp.	284,984	13,679,232
Thai Oil PCL, NVDR	391,500	1,281,250
TOTAL SA	297,033	17,221,953
Valero Energy Partners LP(e)	211,910	9,510,521
Western Gas Partners LP(e)	644,686	32,414,812
Williams Cos., Inc. (The)	243,262	7,635,994
Williams Partners LP(e)	1,175,249	49,242,933

		721,918,860
Paper & Forest Products — 0.1%
UPM-Kymmene OYJ	314,163	10,593,114

Personal Products — 0.2%
Estee Lauder Cos., Inc. (The), Class A	3,682	496,923
Hengan International Group Co. Ltd.	51,000	488,619
Unilever plc	496,375	28,092,990

		29,078,532
Pharmaceuticals — 1.3%
AstraZeneca plc	308,671	21,425,862
Bristol-Myers Squibb Co.	56,413	3,531,454
Galenica AG(b)(e)	60,200	3,040,764
GlaxoSmithKline plc	537,426	10,003,695
Hypermarcas SA	864,533	9,860,995

Security	Shares	Value
Pharmaceuticals (continued)
Johnson & Johnson	224,828	$31,068,981
Merck & Co., Inc.	171,715	10,174,114
Novartis AG (Registered)	390,011	35,201,258
Novo Nordisk A/S, Class B	262,086	14,545,349
Orion OYJ, Class B	61,058	2,449,292
Pfizer, Inc.	305,252	11,306,534
Recordati SpA	1,965	89,483
Richter Gedeon Nyrt	388,730	9,990,601
Roche Holding AG	43,473	10,741,061
Sanofi	579,560	51,147,114

		224,576,557
Professional Services — 0.0%
SGS SA (Registered)	2,612	7,021,481

Real Estate Management & Development — 0.4%
Aroundtown SA	1,354,444	10,905,241
Atrium European Real Estate Ltd.(e)	983,381	5,152,268
Entra ASA(b)	450,805	6,818,595
First Capital Realty, Inc.	1,010,983	16,907,252
Land & Houses PCL, NVDR	18,993,700	7,034,704
LEG Immobilien AG	68,508	7,731,525
Swiss Prime Site AG (Registered)(e)	42,278	4,093,038
Vonovia SE	203,795	10,049,666

		68,692,289
Semiconductors & Semiconductor Equipment — 0.5%
Maxim Integrated Products, Inc.	58,257	3,553,677
MediaTek, Inc.	1,087,000	11,122,395
Nanya Technology Corp.	2,457,000	6,669,034
Phison Electronics Corp.	25,000	254,731
Powertech Technology, Inc.	182,000	591,132
QUALCOMM, Inc.	3,337	227,750
Silergy Corp.	281,000	5,996,878
Taiwan Semiconductor Manufacturing Co. Ltd.	2,960,000	25,868,343
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	343,484	15,563,260
Texas Instruments, Inc.	88,921	9,751,966

		79,599,166
Software — 0.1%
Adobe Systems, Inc.(e)	6,860	1,370,354
Check Point Software Technologies Ltd.(e)	11,868	1,227,270
Microsoft Corp.	64,116	6,091,661
Oracle Corp.	200,331	10,335,076
Synopsys, Inc.(e)	62,908	5,825,910

		24,850,271
Specialty Retail — 0.2%
Hennes & Mauritz AB, Class B	558,849	9,882,108
Home Depot, Inc. (The)	10,448	2,099,003
Industria de Diseno Textil SA	201,361	7,205,385
Lowe’s Cos., Inc.	102,380	10,722,257
Mr Price Group Ltd.	295,150	7,121,730
Nitori Holdings Co. Ltd.	29,200	4,658,983

		41,689,466
Technology Hardware, Storage & Peripherals — 0.0%
Canon, Inc.	125,700	5,015,431
Chicony Electronics Co. Ltd.	347,589	915,038
Lite-On Technology Corp.	539,157	792,336
Pegatron Corp.	124,000	335,485

		7,058,290
Textiles, Apparel & Luxury Goods — 0.1%
adidas AG	25,944	6,028,745
ANTA Sports Products Ltd.	2,927,000	14,044,011

36	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares		Value
Textiles, Apparel & Luxury Goods (continued)
Gildan Activewear, Inc.		6,827	$232,174
LVMH Moet Hennessy Louis Vuitton SE		4,104	1,285,583
Ralph Lauren Corp.		10,673	1,220,031
VF Corp.		4,076	330,727
Yue Yuen Industrial Holdings Ltd.		32,500	146,657

			23,287,928
Thrifts & Mortgage Finance — 0.1%
Housing Development Finance Corp. Ltd.		280,312	8,613,138
Indiabulls Housing Finance Ltd.		487,713	10,645,066

			19,258,204
Tobacco — 0.8%
Altria Group, Inc.		421,772	29,667,442
British American Tobacco Malaysia Bhd.		7,900	69,276
British American Tobacco plc		655,505	44,801,601
Imperial Brands plc		856,781	35,259,505
Japan Tobacco, Inc.		380,900	12,622,951
Philip Morris International, Inc.		149,717	16,054,154

			138,474,929
Trading Companies & Distributors — 0.0%
Ferguson plc		16,468	1,271,728

Transportation Infrastructure — 0.4%
Atlantia SpA		629,358	20,831,528
DP World Ltd.		297,426	7,884,763
EcoRodovias Infraestrutura e Logistica SA		2,540,947	9,083,925
Grupo Aeroportuario del Pacifico SAB de CV, Class B		486,030	5,094,087
Grupo Aeroportuario del Sureste SAB de CV, ADR		39,493	7,669,936
Jiangsu Expressway Co. Ltd., Class H		4,488,000	6,903,069
Macquarie Infrastructure Corp.		21,385	1,418,895

			58,886,203
Wireless Telecommunication Services — 0.3%
America Movil SAB de CV, ADR, Class L		406,448	7,600,577
China Mobile Ltd.		1,199,000	12,625,945
Far EasTone Telecommunications Co. Ltd.		3,074,402	8,016,831
Mobile TeleSystems PJSC, ADR		704,793	8,556,187
Rogers Communications, Inc., Class B		331,582	16,182,819
Vodafone Group plc		174,614	556,641

			53,539,000

Total Common Stocks — 18.8% (Cost: $2,715,068,392)			3,181,043,223

	Par (000)
Corporate Bonds — 32.3%

Aerospace & Defense — 0.4%
Arconic, Inc.:
5.72%, 02/23/19	USD	299	307,333
6.15%, 08/15/20		1,980	2,118,600
5.40%, 04/15/21		1,000	1,057,780
5.87%, 02/23/22		2,840	3,070,750
5.13%, 10/01/24		5,848	6,184,260
5.90%, 02/01/27		864	966,384
6.75%, 01/15/28		513	605,391
5.95%, 02/01/37		1,521	1,665,023
Boeing Co. (The):
2.80%, 03/01/27		2,000	1,944,671
5.88%, 02/15/40		845	1,101,186

Security	Par (000)		Value
Aerospace & Defense (continued)
Bombardier, Inc.(b):
7.75%, 03/15/20	USD	1,212	$1,305,930
8.75%, 12/01/21		3,445	3,828,256
5.75%, 03/15/22		5,970	5,992,686
6.00%, 10/15/22		1,033	1,033,000
6.13%, 01/15/23		2,143	2,164,430
7.50%, 12/01/24		2,751	2,891,989
7.50%, 03/15/25		5,121	5,319,439
General Dynamics Corp., 2.63%, 11/15/27		1,600	1,510,189
KLX, Inc., 5.88%, 12/01/22(b)		6,053	6,302,686
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(b)		1,000	1,067,500
Leonardo US Holdings, Inc., 6.25%, 01/15/40(b)		128	148,480
Northrop Grumman Corp., 2.08%, 10/15/20		660	650,407
Precision Castparts Corp., 4.20%, 06/15/35		400	420,998
Raytheon Co., 4.70%, 12/15/41		645	746,739
TransDigm, Inc.:
5.50%, 10/15/20		500	506,875
6.00%, 07/15/22		4,981	5,111,751
6.50%, 07/15/24		900	925,875
6.50%, 05/15/25		3,453	3,547,958
6.38%, 06/15/26		2,144	2,200,280
Triumph Group, Inc., 7.75%, 08/15/25		360	381,600
United Technologies Corp.:
1.90%, 05/04/20		573	565,087
2.80%, 05/04/24		1,625	1,588,854
4.50%, 06/01/42		1,000	1,084,387
4.15%, 05/15/45		750	777,554
3.75%, 11/01/46		2,000	1,950,240

			71,044,568
Air Freight & Logistics — 0.0%
United Parcel Service, Inc.:
6.20%, 01/15/38		455	616,073
3.75%, 11/15/47		1,000	1,010,854
XPO Logistics, Inc.(b):
6.50%, 06/15/22		4,353	4,531,473
6.13%, 09/01/23		665	701,575

			6,859,975
Airlines — 0.1%
American Airlines Group, Inc.(b):
5.50%, 10/01/19		410	419,225
4.63%, 03/01/20		1,042	1,055,025
Avianca Holdings SA, 8.38%, 05/10/20		7,095	7,298,981
Delta Air Lines, Inc.:
2.88%, 03/13/20		873	873,215
2.60%, 12/04/20		720	713,952
3.63%, 03/15/22		520	524,028
Virgin Australia Pass-Through Trust, 7.13%, 10/23/18(b)		367	373,024

			11,257,450
Auto Components — 0.2%
Adient Global Holdings Ltd.:
3.50%, 08/15/24	EUR	730	933,839
4.88%, 08/15/26(b)	USD	600	594,000
Adler Pelzer Holding GmbH, 4.13%, 04/01/24	EUR	365	469,656
Allison Transmission, Inc., 5.00%, 10/01/24(b)	USD	655	661,550
American Axle & Manufacturing, Inc.(b):
6.25%, 04/01/25		490	512,050
6.50%, 04/01/27		350	366,625
American Axle & Manufacturing, Inc., 6.63%, 10/15/22		500	518,125

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Auto Components (continued)
Delphi Technologies plc, 5.00%, 10/01/25(b)	USD	550	$548,625
Faurecia, 3.63%, 06/15/23	EUR	398	519,051
Gestamp Funding Luxembourg SA, 3.50%, 05/15/23		200	259,276
Goodyear Dunlop Tires Europe BV, 3.75%, 12/15/23		490	632,694
Goodyear Tire & Rubber Co. (The):
5.13%, 11/15/23	USD	615	630,375
5.00%, 05/31/26		585	592,312
4.88%, 03/15/27		510	509,363
Grupo-Antolin Irausa SA, 3.25%, 04/30/24	EUR	541	696,219
Hankook Tire Co. Ltd., 3.50%, 01/30/23	USD	1,655	1,655,642
Icahn Enterprises LP:
6.00%, 08/01/20		1,656	1,694,833
5.88%, 02/01/22		1,000	1,018,750
6.25%, 02/01/22(b)		350	359,625
6.25%, 02/01/22		1,370	1,407,675
6.75%, 02/01/24		1,235	1,284,400
6.38%, 12/15/25(b)		1,190	1,210,825
IHO Verwaltungs GmbH(g):
2.75% ( 2.75% Cash or 3.50% PIK), 09/15/21	EUR	845	1,074,855
4.12% ( 4.12% Cash or 4.88% PIK), 09/15/21(b)	USD	300	303,750
3.25% ( 3.25% Cash or 4.00% PIK), 09/15/23	EUR	1,355	1,755,753
4.50% ( 4.50% Cash or 5.25% PIK), 09/15/23(b)	USD	300	305,250
3.75% ( 3.75% Cash or 4.50% PIK), 09/15/26	EUR	525	702,329
4.75% ( 4.75% Cash or 5.50% PIK), 09/15/26(b)	USD	600	606,000
Tenneco, Inc., 5.00%, 07/15/26		350	353,063
Weichai International Hong Kong Energy Group Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.08%), 3.75%(h)(i)		1,013	991,104
ZF North America Capital, Inc.:
4.00%, 04/29/20(b)		445	452,979
4.50%, 04/29/22(b)		354	364,620
2.75%, 04/27/23	EUR	1,700	2,282,652
4.75%, 04/29/25(b)	USD	1,399	1,440,970

			27,708,835
Automobiles — 0.1%
BMW US Capital LLC, 1.85%, 09/15/21(b)		450	434,901
Daimler Finance North America LLC:
2.25%, 09/03/19(b)		1,450	1,443,556
8.50%, 01/18/31		350	519,976
Fiat Chrysler Automobiles NV:
4.50%, 04/15/20		1,060	1,087,825
5.25%, 04/15/23		1,000	1,058,000
3.75%, 03/29/24	EUR	590	811,809
Fiat Chrysler Finance Europe SA, 4.75%, 07/15/22		357	504,634
Hyundai Capital America(b):
2.40%, 10/30/18	USD	220	219,615
2.55%, 04/03/20		815	804,831
Jaguar Land Rover Automotive plc:
4.25%, 11/15/19(b)		200	203,000
3.50%, 03/15/20(b)		850	847,875
5.63%, 02/01/23(b)		150	153,657
2.20%, 01/15/24	EUR	300	378,052
4.50%, 10/01/27(b)	USD	450	443,250
Nissan Motor Acceptance Corp.(b):
2.00%, 03/08/19		885	881,046
2.15%, 07/13/20		1,000	986,900
Tesla, Inc., 5.30%, 08/15/25(b)		3,290	3,132,080
TML Holdings Pte. Ltd., 5.75%, 05/07/21		423	442,067

			14,353,074

Security	Par (000)		Value
Banks — 8.7%
ABN AMRO Bank NV(h)(i):
(EUR Swap Annual 5 Year + 5.45%), 5.75%	EUR	5,100	$6,980,925
(EUR Swap Annual 5 Year + 3.90%), 4.75%		1,700	2,287,401
Allied Irish Banks plc(i):
(EUR Swap Annual 5 Year + 7.34%), 7.38%(h)		4,990	7,054,937
(EUR Swap Annual 5 Year + 3.95%), 4.13%, 11/26/25		1,580	2,135,745
Alpha Bank AE, 2.50%, 02/05/23		750	930,222
Australia & New Zealand Banking Group Ltd.:
2.25%, 06/13/19	USD	5,730	5,717,415
2.05%, 09/23/19		2,200	2,183,011
2.55%, 11/23/21		3,000	2,958,062
(USD Swap Rate 5 Year + 5.17%), 6.75%(b)(h)(i)		8,634	9,724,042
(USD Swap Rate 5 Year + 5.17%), 6.75%(h)(i)		2,062	2,322,328
Banco Bilbao Vizcaya Argentaria SA(h)(i):
(EUR Swap Annual 5 Year + 6.16%), 7.00%	EUR	2,200	2,871,881
(EUR Swap Annual 5 Year + 9.18%), 8.88%		1,400	2,085,804
(USD Swap Semi 5 Year + 3.87%), 6.13%	USD	42,000	43,701,000
Banco BPM SpA:
4.25%, 01/30/19	EUR	300	386,034
2.75%, 07/27/20		1,300	1,683,033
Banco Espirito Santo SA(e)(j):
2.63%, 05/08/17		800	297,972
4.75%, 01/15/18		1,500	544,730
4.00%, 01/21/19		5,400	2,011,311
Banco Santander SA(h)(i):
(EUR Swap Annual 5 Year + 5.41%), 6.25%		4,900	6,336,064
(EUR Swap Annual 5 Year + 6.80%), 6.75%		2,400	3,460,200
Bank of America Corp.:
(LIBOR USD 3 Month + 0.37%), 2.74%, 01/23/22(i)	USD	2,155	2,135,094
2.50%, 10/21/22		920	899,374
(LIBOR USD 3 Month + 1.16%), 3.12%, 01/20/23(i)		1,120	1,122,324
(LIBOR USD 3 Month + 1.02%), 2.88%, 04/24/23(i)		1,860	1,843,554
(LIBOR USD 3 Month + 0.93%), 2.82%, 07/21/23(i)		1,715	1,693,052
(LIBOR USD 3 Month + 3.71%), 6.25%(h)(i)		36,885	39,881,906
(LIBOR USD 3 Month + 3.90%), 6.10%(h)(i)		2,000	2,157,500
(LIBOR USD 3 Month + 0.81%), 3.37%, 01/23/26(i)		1,000	997,867
3.50%, 04/19/26		1,300	1,308,081
3.25%, 10/21/27		1,000	976,904
(LIBOR USD 3 Month + 1.81%), 4.24%, 04/24/38(i)		2,000	2,123,763
(LIBOR USD 3 Month + 1.99%), 4.44%, 01/20/48(i)		700	763,247
Bank of America NA, 6.00%, 10/15/36		900	1,145,645
Bank of East Asia Ltd. (The)(h)(i):
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.83%), 5.50%		2,303	2,343,466
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.68%), 5.63%		1,090	1,119,743
Bank of Ireland(i):
(EUR Swap Annual 5 Year + 6.96%), 7.38%(h)	EUR	4,440	6,173,980
(EUR Swap Annual 5 Year + 3.55%), 4.25%, 06/11/24		1,664	2,173,252

38	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Banks (continued)
Bank of Ireland Group plc, (U.K. Government Bonds 5 Year Note Generic Bid Yield + 2.70%), 3.12%, 09/19/27(i)	GBP	190	$271,415
Bank of Montreal, 1.50%, 07/18/19	USD	4,200	4,143,120
Bank of Nova Scotia (The):
1.65%, 06/14/19		2,335	2,310,539
1.85%, 04/14/20		4,000	3,943,310
2.45%, 03/22/21		3,200	3,170,158
1.88%, 04/26/21		3,290	3,207,844
Bankia SA(i):
(EUR Swap Annual 5 Year + 5.82%), 6.00%(h)	EUR	6,000	8,139,105
(EUR Swap Annual 5 Year + 3.17%), 4.00%, 05/22/24		900	1,164,325
(EUR Swap Annual 5 Year + 3.35%), 3.38%, 03/15/27		300	399,063
Barclays Bank plc, 2.65%, 01/11/21	USD	1,560	1,549,256
Barclays plc:
(EUR Swap Annual 5 Year + 5.88%), 6.50%(h)(i)	EUR	2,800	3,715,707
(USD Swap Semi 5 Year + 6.77%), 7.88%(h)(i)	USD	42,146	46,071,647
3.68%, 01/10/23		2,840	2,861,939
(GBP Swap 5 Year + 6.46%), 7.25%(h)(i)	GBP	825	1,309,013
4.38%, 09/11/24	USD	2,020	2,041,680
BNP Paribas SA:
2.40%, 12/12/18		1,360	1,362,604
2.38%, 05/21/20		1,000	994,745
(USD Swap Semi 5 Year + 6.31%), 7.63%(h)(i)(b)		13,792	15,050,520
(USD Swap Semi 5 Year + 4.92%), 6.75%(h)(i)(b)		14,142	15,238,005
2.95%, 05/23/22(b)		310	308,243
(EUR Swap Annual 5 Year + 5.23%), 6.12%(h)(i)	EUR	2,190	3,167,629
3.80%, 01/10/24(b)	USD	1,330	1,353,806
(USD Swap Semi 5 Year + 2.84%), 5.13%(h)(i)(b)		25,225	24,878,156
Busan Bank Co. Ltd., 3.63%, 07/25/26		2,950	2,820,230
CaixaBank SA(i):
(EUR Swap Annual 5 Year + 3.35%), 3.50%, 02/15/27	EUR	300	401,290
(EUR Swap Annual 5 Year + 2.35%), 2.75%, 07/14/28		700	906,503
Canadian Imperial Bank of Commerce, 2.35%, 07/27/22(b)	USD	6,000	5,864,749
China Construction Bank Corp., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.97%), 4.65%(h)(i)		1,205	1,210,941
Chong Hing Bank Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.03%), 3.88%, 07/26/27(i)		1,405	1,380,250
CIT Group, Inc.:
3.88%, 02/19/19		900	907,920
5.00%, 08/15/22		1,200	1,254,000
5.00%, 08/01/23		6,027	6,298,215
Citibank NA:
1.85%, 09/18/19		2,000	1,979,992
2.10%, 06/12/20		1,370	1,353,395
Citigroup, Inc.:
1.80%, 02/05/18		800	799,987
1.70%, 04/27/18		800	799,641
2.50%, 09/26/18		950	952,141
2.05%, 12/07/18		900	899,109
(LIBOR USD 3 Month + 4.09%), 5.80%(h)(i)		3,000	3,108,750
2.45%, 01/10/20		1,305	1,300,966

Security	Par (000)		Value
Banks (continued)
2.90%, 12/08/21	USD	1,735	$1,729,006
2.75%, 04/25/22		995	981,535
(LIBOR USD 3 Month + 4.23%), 5.90%(h)(i)		6,839	7,215,145
(LIBOR USD 3 Month + 3.42%), 6.30%(h)(i)		8,600	9,105,250
(LIBOR USD 3 Month + 3.91%), 5.95%(h)(i)		23,541	24,894,608
Citizens Bank NA, 2.55%, 05/13/21		345	341,462
Citizens Financial Group, Inc., (LIBOR USD 3 Month + 3.96%), 5.50%(h)(i)		5,500	5,649,600
Commonwealth Bank of Australia, 2.25%, 03/10/20(b)		2,165	2,149,415
Cooperatieve Rabobank UA:
(EUR Swap Annual 5 Year + 5.25%), 5.50%(h)(i)	EUR	4,760	6,475,025
4.50%, 01/11/21	USD	430	451,719
2.50%, 01/19/21		2,072	2,060,977
(EUR Swap Annual 5 Year + 6.70%), 6.62%(h)(i)	EUR	4,200	6,068,647
2.75%, 01/10/22	USD	5,000	4,979,327
3.88%, 02/08/22		820	848,440
4.38%, 08/04/25		2,700	2,805,264
5.25%, 05/24/41		540	664,598
5.25%, 08/04/45		750	887,916
Credit Agricole SA(h)(i):
(LIBOR USD 3 Month + 6.98%), 8.37%(b)		850	920,125
(EUR Swap Annual 5 Year + 5.12%), 6.50%	EUR	6,920	9,849,583
(USD Swap Semi 5 Year + 4.90%), 7.88%(b)	USD	9,075	10,306,042
(USD Swap Semi 5 Year + 6.19%), 8.12%(b)		29,118	34,860,535
Dah Sing Bank Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.55%), 4.25%, 11/30/26(i)		880	889,237
Danske Bank A/S(h)(i):
(EUR Swap Annual 6 Year + 4.64%), 5.75%	EUR	400	538,833
(EUR Swap Annual 5 Year + 5.47%), 5.88%		6,240	8,870,859
(USD Swap Semi 7 Year + 3.90%), 6.13%	USD	19,590	20,807,910
Discover Bank, 3.35%, 02/06/23		905	905,000
DNB Bank ASA(h)(i):
(USD Swap Semi 5 Year + 4.08%), 5.75%		1,000	1,028,750
(USD Swap Semi 5 Year + 5.08%), 6.50%		5,000	5,337,500
DNB Boligkreditt A/S, 2.00%, 05/28/20(b)		4,500	4,437,225
Erste Group Bank AG(h)(i):
(EUR Swap Annual 5 Year + 9.02%), 8.88%	EUR	3,200	4,901,639
(EUR Swap Annual 5 Year + 6.20%), 6.50%		1,600	2,361,428
Fifth Third Bancorp:
(LIBOR USD 3 Month + 3.13%), 4.90%(h)(i)	USD	14,175	14,245,875
2.60%, 06/15/22		1,250	1,226,046
Fifth Third Bank, 2.25%, 06/14/21		500	491,551
Hongkong & Shanghai Banking Corp. Ltd. (The), (LIBOR USD 3 Month + 0.00%), 2.00%(h)(i)		600	554,748
HSBC Bank USA NA:
4.88%, 08/24/20		670	704,758
7.00%, 01/15/39		500	722,402
HSBC Holdings plc:
3.40%, 03/08/21		1,525	1,546,430
5.10%, 04/05/21		1,000	1,066,676
2.95%, 05/25/21		4,000	4,003,223
(USD Swap Rate 5 Year + 5.51%), 6.87%(h)(i)		28,124	30,198,145
(EUR Swap Annual 5 Year + 4.38%), 5.25%(h)(i)	EUR	5,200	7,302,682
(LIBOR USD 3 Month + 1.06%), 3.26%, 03/13/23(i)	USD	3,460	3,468,515
3.60%, 05/25/23		1,200	1,219,874
(LIBOR USD 3 Month + 0.92%), 3.03%, 11/22/23(i)		590	584,594

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Banks (continued)
(USD Swap Rate 5 Year + 3.71%), 6.38%(h)(i)	USD	2,000	$2,139,800
(USD Swap Rate 5 Year + 4.37%), 6.38%(h)(i)		10,330	11,066,012
4.30%, 03/08/26		1,850	1,938,550
3.90%, 05/25/26		700	713,984
4.38%, 11/23/26		240	247,151
(USD Swap Rate 5 Year + 3.75%), 6.00%(h)(i)		54,977	57,519,686
6.50%, 05/02/36		600	767,198
6.50%, 09/15/37		2,000	2,571,960
6.80%, 06/01/38		430	572,857
6.10%, 01/14/42		400	532,893
5.25%, 03/14/44		670	766,262
Huntington National Bank (The):
2.38%, 03/10/20		1,095	1,088,937
2.88%, 08/20/20		2,810	2,820,723
ICICI Bank Ltd., 4.00%, 03/18/26		1,019	1,015,272
IKB Deutsche Industriebank AG, (EUR Swap Annual 5 Year + 3.62%), 4.00%, 01/31/28(i)	EUR	300	377,091
Industrial & Commercial Bank of China Asia Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.14%), 4.25%(h)(i)	USD	2,250	2,225,936
Industrial & Commercial Bank of China Ltd.:
2.96%, 11/08/22		2,950	2,895,145
3.54%, 11/08/27		2,650	2,580,530
ING Groep NV:
3.15%, 03/29/22		1,420	1,418,097
(USD Swap Semi 5 Year + 4.45%), 6.50%(h)(i)		3,070	3,307,925
Intesa Sanpaolo SpA:
(EUR Swap Annual 5 Year + 6.88%), 7.00%(h)(i)	EUR	5,750	7,995,168
3.38%, 01/12/23(b)	USD	1,225	1,213,881
6.63%, 09/13/23	EUR	858	1,341,682
5.02%, 06/26/24(b)	USD	1,500	1,531,186
(USD Swap Semi 5 Year + 5.46%), 7.70%(b)(h)(i)		32,606	36,274,175
5.71%, 01/15/26(b)		1,000	1,051,253
(EUR Swap Annual 5 Year + 7.19%), 7.75%(h)(i)	EUR	200	315,354
JPMorgan Chase & Co.:
6.30%, 04/23/19	USD	800	837,920
(LIBOR USD 3 Month + 3.32%), 5.00%(h)(i)		3,000	3,045,000
2.20%, 10/22/19		345	343,385
2.25%, 01/23/20		1,000	994,501
4.95%, 03/25/20		1,000	1,050,354
2.75%, 06/23/20		2,940	2,950,407
2.55%, 10/29/20		300	299,023
2.55%, 03/01/21		3,900	3,878,221
2.40%, 06/07/21		1,200	1,185,337
4.35%, 08/15/21		1,380	1,450,052
2.97%, 01/15/23		1,700	1,696,988
(LIBOR USD 3 Month + 0.94%), 2.78%, 04/25/23(i)		3,440	3,394,167
(LIBOR USD 3 Month + 3.25%), 5.15%(h)(i)		13,796	14,054,675
2.70%, 05/18/23		1,200	1,176,713
(LIBOR USD 3 Month + 3.30%), 6.00%(h)(i)		10,000	10,625,000
3.88%, 02/01/24		855	884,031
(LIBOR USD 3 Month + 3.33%), 6.10%(h)(i)		3,000	3,200,625
3.13%, 01/23/25		750	742,647
3.30%, 04/01/26		1,500	1,481,723
2.95%, 10/01/26		1,300	1,248,516
(LIBOR USD 3 Month + 1.34%), 3.78%, 02/01/28(i)		2,200	2,240,041
6.40%, 05/15/38		270	364,755
5.40%, 01/06/42		550	683,097
4.85%, 02/01/44		300	345,974

Security	Par (000)		Value
Banks (continued)
(LIBOR USD 3 Month + 1.00%), 2.42%, 05/15/47(i)	USD	37,555	$33,799,500
(LIBOR USD 3 Month + 1.58%), 4.26%, 02/22/48(i)		1,500	1,584,649
(LIBOR USD 3 Month + 1.38%), 3.96%, 11/15/48(i)		600	606,219
KBC Group NV, (EUR Swap Annual 5 Year + 4.76%), 5.63%(h)(i)	EUR	5,411	7,003,543
KeyBank NA:
1.60%, 08/22/19	USD	520	513,053
2.40%, 06/09/22		1,200	1,171,081
Lloyds Banking Group plc:
3.00%, 01/11/22		750	745,135
4.50%, 11/04/24		1,915	1,977,274
(LIBOR USD 3 Month + 1.21%), 3.57%, 11/07/28(i)		2,210	2,153,096
(LIBOR USD 3 Month + 1.27%), 6.66%(b)(h)(i)		3,000	3,570,000
M&T Bank Corp., (LIBOR USD 3 Month + 3.52%), 5.13%(h)(i)		11,550	12,124,613
Macquarie Bank Ltd.(h)(i):
(USD Swap Semi 5 Year + 3.70%), 6.13%(b)		45,445	47,149,188
(USD Swap Semi 5 Year + 3.70%), 6.13%		6,284	6,519,650
Manufacturers & Traders Trust Co., 3.40%, 08/17/27		480	476,569
Mitsubishi UFJ Financial Group, Inc.:
2.95%, 03/01/21		2,595	2,593,668
3.00%, 02/22/22		455	452,264
2.67%, 07/25/22		2,045	1,998,930
3.68%, 02/22/27		2,500	2,502,943
Mizuho Financial Group, Inc.:
2.95%, 02/28/22		2,910	2,879,930
2.60%, 09/11/22		2,000	1,946,059
Nanyang Commercial Bank Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.21%), 5.00%(h)(i)		3,200	3,204,333
National Australia Bank Ltd.:
1.38%, 07/12/19		3,000	2,955,251
2.40%, 12/07/21(b)		7,500	7,404,029
2.88%, 04/12/23		1,600	1,582,944
2.50%, 07/12/26		1,000	931,441
National Bank of Canada, 2.15%, 06/12/20		2,000	1,979,179
National Bank of Greece SA, 2.75%, 10/19/20	EUR	810	1,030,738
National Westminster Bank plc, (LIBOR USD 3 Month + 0.25%), 1.75%(h)(i)	USD	2,100	1,921,500
Nordea Bank AB:
(USD Swap Rate 5 Year + 3.56%), 5.50%(b)(h)(i)		4,710	4,804,200
2.50%, 09/17/20(b)		1,500	1,492,806
(EUR Swap Annual 5 Year + 3.00%), 3.50%(h)(i)	EUR	775	977,837
Popular, Inc., 7.00%, 07/01/19	USD	13,171	13,612,229
Postal Savings Bank of China Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.63%), 4.50%(h)(i)		4,200	4,126,500
Rizal Commercial Banking Corp., 3.45%, 02/02/21		2,100	2,109,446
Royal Bank of Canada:
1.63%, 04/15/19		5,000	4,958,584
2.20%, 09/23/19		529	526,636
2.10%, 10/14/20		2,250	2,219,763
Royal Bank of Scotland Group plc:
(USD Swap Semi 5 Year + 5.80%), 7.50%(h)(i)		2,300	2,435,125
(USD Swap Semi 5 Year + 7.60%), 8.62%(h)(i)		55,313	61,743,136

40	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Banks (continued)
6.13%, 12/15/22	USD	1,750	$1,899,532
6.10%, 06/10/23		750	813,856
6.00%, 12/19/23		1,400	1,526,180
5.13%, 05/28/24		1,650	1,724,024
(USD Swap Semi 5 Year + 5.72%), 8.00%(h)(i)		19,796	22,654,147
(LIBOR USD 3 Month + 2.50%), 7.65%(h)(i)		500	657,500
Santander Holdings USA, Inc., 3.70%, 03/28/22(b)		825	833,298
Santander UK Group Holdings plc:
2.88%, 08/05/21		800	790,522
3.57%, 01/10/23		1,080	1,083,429
(LIBOR USD 3 Month + 1.08%), 3.37%, 01/05/24(i)		250	248,100
(GBP Swap 5 Year + 5.79%), 6.75%(h)(i)	GBP	2,805	4,539,577
Santander UK plc:
3.05%, 08/23/18	USD	1,000	1,005,201
2.13%, 11/03/20		1,205	1,187,139
2.50%, 01/05/21		590	585,455
5.00%, 11/07/23(b)		11,225	11,842,588
Skandinaviska Enskilda Banken AB:
2.30%, 03/11/20		2,300	2,284,247
(USD Swap Semi 5 Year + 3.85%), 5.75%(h)(i)		4,800	4,944,000
(USD Swap Semi 5 Year + 3.49%), 5.63%(h)(i)		1,000	1,032,406
Societe Generale SA(h)(i):
(LIBOR GBP 3 Month + 3.40%), 8.88%	GBP	300	436,701
(USD Swap Semi 5 Year + 6.39%), 8.25%	USD	2,120	2,206,750
(USD Swap Semi 5 Year + 6.24%), 7.38%(b)		17,475	18,851,156
(USD Swap Semi 5 Year + 4.98%), 7.88%(b)		2,250	2,542,500
(USD Swap Rate 5 Year + 5.87%), 8.00%(b)		47,050	54,989,688
Standard Chartered plc, (USD Swap Semi 5 Year + 6.30%), 7.50%(b)(h)(i)		35,220	37,949,550
Sumitomo Mitsui Banking Corp.:
2.50%, 07/19/18		1,750	1,753,439
1.76%, 10/19/18		405	403,847
2.25%, 07/11/19		5,000	4,981,790
Sumitomo Mitsui Financial Group, Inc.:
2.93%, 03/09/21		1,900	1,902,439
2.44%, 10/19/21		1,095	1,072,774
2.85%, 01/11/22		5,270	5,213,902
2.78%, 10/18/22		2,400	2,357,995
3.45%, 01/11/27		1,500	1,479,070
3.54%, 01/17/28		1,500	1,479,512
SunTrust Bank, 2.45%, 08/01/22		2,330	2,275,843
SunTrust Banks, Inc.(h)(i):
(LIBOR USD 3 Month + 3.10%), 5.05%		30,245	30,320,612
(LIBOR USD 3 Month + 2.79%), 5.13%		16,825	16,266,831
Svenska Handelsbanken AB:
1.50%, 09/06/19		2,700	2,661,416
2.40%, 10/01/20		2,000	1,990,903
(USD Swap Semi 5 Year + 3.34%), 5.25%(h)(i)		2,500	2,546,625
Swedbank AB(h)(i):
(USD Swap Semi 5 Year + 3.77%), 5.50%		4,200	4,305,336
(USD Swap Semi 5 Year + 4.11%), 6.00%		800	842,000
Toronto-Dominion Bank (The):
2.13%, 04/07/21		3,160	3,100,763
2.50%, 01/18/22(b)		1,000	985,864
UBS Group Funding Switzerland AG:
2.65%, 02/01/22(b)		500	489,282
(USD Swap Semi 5 Year + 2.43%), 5.00%(h)(i)		4,225	4,222,423
3.49%, 05/23/23(b)		2,085	2,096,020
(LIBOR USD 3 Month + 0.95%), 2.86%, 08/15/23(b)(i)		1,300	1,271,869

Security	Par (000)		Value
Banks (continued)
UniCredit SpA:
(EUR Swap Annual 5 Year + 6.10%), 6.75%(h)(i)	EUR	3,300	$4,568,283
(EUR Swap Annual 5 Year + 9.30%), 9.25%(h)(i)		4,900	7,551,263
6.95%, 10/31/22		944	1,456,813
(EUR Swap Annual 5 Year + 4.10%), 5.75%, 10/28/25(i)		995	1,382,548
(EUR Swap Annual 5 Year + 4.32%), 4.38%, 01/03/27(i)		290	397,408
(USD Swap Rate 5 Year + 3.70%), 5.86%, 06/19/32(b)(i)	USD	700	746,011
Union Bank of the Philippines, 3.37%, 11/29/22		2,310	2,289,222
United Overseas Bank Ltd.(i):
(USD Swap Semi 5 Year + 1.79%), 3.88%(h)		2,290	2,274,803
(USD Swap Semi 5 Year + 1.65%), 2.88%, 03/08/27		1,300	1,261,290
US Bancorp:
2.63%, 01/24/22		2,500	2,479,128
2.38%, 07/22/26		3,000	2,772,813
Wells Fargo & Co.:
2.60%, 07/22/20		1,320	1,318,965
2.50%, 03/04/21		1,540	1,526,394
3.50%, 03/08/22		1,200	1,222,541
2.63%, 07/22/22		4,040	3,968,917
3.07%, 01/24/23		1,690	1,690,995
4.48%, 01/16/24		800	849,437
(LIBOR USD 3 Month + 3.11%), 5.90%(h)(i)		25,859	27,345,892
(LIBOR USD 3 Month + 3.99%), 5.88%(h)(i)		2,000	2,175,400
(LIBOR USD 3 Month + 1.31%), 3.58%, 05/22/28(i)		175	175,412
5.38%, 02/07/35		540	648,410
5.38%, 11/02/43		350	415,354
5.61%, 01/15/44		700	851,339
4.65%, 11/04/44		460	497,237
3.90%, 05/01/45		950	960,668
4.90%, 11/17/45		175	196,931
4.40%, 06/14/46		100	104,680
4.75%, 12/07/46		1,000	1,110,379
Wells Fargo Bank NA:
1.75%, 05/24/19		1,200	1,191,260
2.15%, 12/06/19		2,200	2,190,473
Westpac Banking Corp.:
1.65%, 05/13/19		930	921,329
1.60%, 08/19/19		2,520	2,488,348
2.15%, 03/06/20		5,000	4,957,197
2.60%, 11/23/20		3,000	2,992,889
2.85%, 05/13/26		3,000	2,865,200
(USD Swap Rate 5 Year + 2.89%), 5.00%(h)(i)		38,035	37,646,875
3.40%, 01/25/28		800	787,905
Wing Lung Bank Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.75%), 3.75%, 11/22/27(i)		2,535	2,487,753
Woori Bank:
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.31%), 4.50%(h)(i)		4,997	4,977,407
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.35%), 5.25%(h)(i)		4,875	4,954,428
4.75%, 04/30/24		5,800	6,036,629
Yes Bank Ifsc Banking Unit Branch, 3.75%, 02/06/23		2,700	2,691,239

			1,480,399,363

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Beverages — 0.2%
Anheuser-Busch InBev Finance, Inc.:
2.65%, 02/01/21	USD	7,050	$7,027,428
4.70%, 02/01/36		2,500	2,759,071
4.90%, 02/01/46		2,115	2,389,969
Anheuser-Busch InBev Worldwide, Inc.:
5.38%, 01/15/20		1,250	1,317,900
2.50%, 07/15/22		825	807,352
4.44%, 10/06/48		1,471	1,556,762
Central American Bottling Corp., 5.75%, 01/31/27(b)		6,794	7,123,509
Coca-Cola Co. (The):
2.88%, 10/27/25		1,500	1,476,480
2.90%, 05/25/27		400	391,454
Cott Holdings, Inc., 5.50%, 04/01/25(b)		500	509,375
Diageo Investment Corp.:
2.88%, 05/11/22		500	500,519
7.45%, 04/15/35		350	514,136
PepsiCo, Inc.:
2.25%, 05/02/22		2,800	2,740,385
3.60%, 08/13/42		575	559,716
4.45%, 04/14/46		1,170	1,304,489
3.45%, 10/06/46		2,300	2,177,480

			33,156,025
Biotechnology — 0.1%
AbbVie, Inc.:
2.30%, 05/14/21		355	348,879
2.90%, 11/06/22		780	773,087
AMAG Pharmaceuticals, Inc., 7.88%, 09/01/23(b)		385	365,750
Amgen, Inc.:
2.20%, 05/22/19		750	747,997
1.85%, 08/19/21		1,405	1,359,894
Gilead Sciences, Inc.:
1.95%, 03/01/22		5,000	4,823,335
2.50%, 09/01/23		1,200	1,168,875
2.95%, 03/01/27		3,000	2,909,502
4.15%, 03/01/47		1,000	1,030,158
Grifols SA, 3.20%, 05/01/25	EUR	300	378,752

			13,906,229
Building Products — 0.1%
Builders FirstSource, Inc., 5.63%, 09/01/24(b)	USD	490	512,662
CIMPOR Financial Operations BV, 5.75%, 07/17/24(b)		500	491,250
CPG Merger Sub LLC, 8.00%, 10/01/21(b)		965	1,000,898
Griffon Corp., 5.25%, 03/01/22		475	483,313
Masonite International Corp., 5.63%, 03/15/23(b)		3,447	3,584,880
Ply Gem Industries, Inc., 6.50%, 02/01/22		1,290	1,338,375
RSI Home Products, Inc., 6.50%, 03/15/23(b)		500	523,750
St. Marys Cement, Inc., 5.75%, 01/28/27(b)		300	316,035
Standard Industries, Inc.(b):
5.50%, 02/15/23		2,545	2,646,800
5.38%, 11/15/24		1,104	1,142,640
6.00%, 10/15/25		750	796,875
5.00%, 02/15/27		350	355,250
4.75%, 01/15/28		625	620,312
Summit Materials LLC, 6.13%, 07/15/23		400	413,000
Titan Global Finance plc:
3.50%, 06/17/21	EUR	175	230,789
2.38%, 11/16/24		576	714,239
USG Corp., 4.88%, 06/01/27(b)	USD	1,775	1,819,375

			16,990,443

Security	Par (000)		Value
Capital Markets — 3.0%
Bank of New York Mellon Corp. (The):
2.15%, 02/24/20	USD	750	$745,185
2.05%, 05/03/21		1,145	1,119,704
2.60%, 02/07/22		4,000	3,950,743
2.95%, 01/29/23		1,200	1,195,860
(LIBOR USD 3 Month + 0.63%), 2.66%, 05/16/23(i)		140	138,205
(LIBOR USD 3 Month + 3.13%), 4.62%(h)(i)		29,850	29,924,625
(LIBOR USD 3 Month + 1.07%), 3.44%, 02/07/28(i)		2,000	2,004,746
3.30%, 08/23/29		1,500	1,460,072
Blackstone CQP Holdco LP(b):
6.50%, 03/20/21		6,149	6,235,086
6.00%, 08/18/21		1,008	1,019,592
CCTI 2017 Ltd., 3.63%, 08/08/22		3,765	3,672,505
Charles Schwab Corp. (The):
4.45%, 07/22/20		550	575,286
3.20%, 03/02/27		1,500	1,479,893
CME Group, Inc., 5.30%, 09/15/43		1,400	1,752,056
Credit Suisse AG:
2.30%, 05/28/19		8,921	8,905,532
5.30%, 08/13/19		750	781,055
3.00%, 10/29/21		580	582,704
6.50%, 08/08/23(b)		6,850	7,654,875
Credit Suisse Group AG(b):
3.57%, 01/09/23		2,615	2,632,042
(USD Swap Semi 5 Year + 3.46%), 6.25%(h)(i)		70,409	75,953,709
Credit Suisse Group AG, (USD Swap Semi 5 Year + 3.46%), 6.25%(h)(i)		600	647,250
Credit Suisse USA, Inc., 7.13%, 07/15/32		350	470,946
Deutsche Bank AG:
3.15%, 01/22/21		1,795	1,792,116
4.50%, 04/01/25		1,000	1,007,169
(USD Swap Semi 5 Year + 5.00%), 7.50%(h)(i)		4,100	4,325,500
(USD Swap Semi 5 Year + 2.25%), 4.30%, 05/24/28(i)		44,266	43,452,963
(USD Swap Rate 5 Year + 2.55%), 4.88%, 12/01/32(i)		700	690,690
Dresdner Funding Trust I, 8.15%, 06/30/31(b)		650	872,625
E*TRADE Financial Corp., 2.95%, 08/24/22		520	510,955
Eagle Holding Co. II LLC, 7.63% ( 7.63% Cash or 8.38% PIK), 05/15/22(b)(g)		1,186	1,208,237
Eaton Vance Corp., 3.50%, 04/06/27		2,000	2,011,832
Goldman Sachs Group, Inc. (The):
7.50%, 02/15/19		1,000	1,052,014
2.55%, 10/23/19		1,630	1,627,412
2.30%, 12/13/19		1,785	1,774,337
2.60%, 04/23/20		6,500	6,482,934
(LIBOR USD 3 Month + 3.92%), 5.38%(h)(i)		12,395	12,797,837
2.60%, 12/27/20		1,145	1,139,216
2.88%, 02/25/21		640	639,449
5.25%, 07/27/21		1,450	1,557,655
2.35%, 11/15/21		745	726,815
3.00%, 04/26/22		4,070	4,041,904
(LIBOR USD 3 Month + 0.78%), 2.55%, 10/31/22(i)		325	326,535
(LIBOR USD 3 Month + 2.87%), 5.00%(h)(i)		47,460	46,540,225
3.85%, 07/08/24		680	694,380
3.50%, 01/23/25		750	748,925
3.75%, 05/22/25		2,395	2,425,249
3.75%, 02/25/26		1,605	1,620,049
(LIBOR USD 3 Month + 3.83%), 5.30%(h)(i)		4,315	4,492,994
3.85%, 01/26/27		1,555	1,570,647

42	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Capital Markets (continued)
(LIBOR USD 3 Month + 1.51%), 3.69%, 06/05/28(i)	USD	1,400	$1,392,640
6.13%, 02/15/33		970	1,203,197
4.75%, 10/21/45		1,207	1,355,279
Guojing Capital BVI Ltd., 3.95%, 12/11/22		1,100	1,072,825
Huarong Finance 2017 Co. Ltd., 4.25%, 11/07/27		4,470	4,312,719
Huarong Universe Investment Holding Ltd., 1.63%, 12/05/22	EUR	1,675	2,026,791
Intercontinental Exchange, Inc.:
2.35%, 09/15/22	USD	2,000	1,953,032
3.75%, 12/01/25		2,115	2,178,384
3.10%, 09/15/27		1,600	1,563,418
LPL Holdings, Inc., 5.75%, 09/15/25(b)		853	870,060
Macquarie Group Ltd., (LIBOR USD 3 Month + 1.02%), 3.19%, 11/28/23(i)		3,900	3,824,886
Moody’s Corp.:
2.75%, 07/15/19		2,195	2,201,341
2.75%, 12/15/21		185	183,719
Morgan Stanley:
2.13%, 04/25/18		1,020	1,020,500
2.45%, 02/01/19		1,020	1,021,571
2.65%, 01/27/20		4,000	3,999,237
(LIBOR USD 3 Month + 3.81%), 5.55%(h)(i)		7,437	7,687,999
5.75%, 01/25/21		1,370	1,481,115
2.50%, 04/21/21		810	799,843
2.63%, 11/17/21		6,190	6,101,315
2.75%, 05/19/22		1,230	1,211,536
(LIBOR USD 3 Month + 0.93%), 2.67%, 07/22/22(i)		2,855	2,891,629
3.88%, 04/29/24		1,860	1,909,256
4.00%, 07/23/25		1,365	1,408,833
3.88%, 01/27/26		2,000	2,043,543
3.13%, 07/27/26		585	565,426
3.63%, 01/20/27		3,400	3,407,171
6.38%, 07/24/42		340	461,639
4.30%, 01/27/45		1,515	1,609,209
MSCI, Inc.(b):
5.25%, 11/15/24		630	655,830
5.75%, 08/15/25		430	455,800
4.75%, 08/01/26		345	351,900
Northern Trust Corp., (LIBOR USD 3 Month + 3.20%), 4.60%(h)(i)		17,700	18,054,000
Pershing Square Holdings Ltd., 5.50%, 07/15/22(b)		4,100	4,258,670
State Street Corp., (LIBOR USD 3 Month + 1.00%), 2.59%, 06/15/47(i)		54,606	49,035,642
SUAM Finance BV, 4.88%, 04/17/24(b)		8,838	9,390,375
TD Ameritrade Holding Corp.:
3.63%, 04/01/25		1,500	1,528,914
3.30%, 04/01/27		500	495,845
UBS AG, 2.38%, 08/14/19		5,485	5,473,185
UBS Group AG(h)(i):
(USD Swap Semi 5 Year + 5.46%), 7.13%		2,900	3,054,414
(USD Swap Rate 5 Year + 5.50%), 6.87%		19,590	20,892,735
(EUR Swap Annual 5 Year + 5.29%), 5.75%	EUR	2,984	4,227,530
(USD Swap Semi 5 Year + 4.87%), 7.00%	USD	14,196	16,041,480
(USD Swap Semi 5 Year + 4.59%), 6.87%		5,176	5,759,780

			500,466,548
Chemicals — 0.5%
Alpha 3 BV/Alpha US Bidco, Inc., 6.25%, 02/01/25(b)		2,270	2,323,913
Ashland LLC, 4.75%, 08/15/22		825	858,000

Security	Par (000)		Value
Chemicals (continued)
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25	EUR	665	$871,499
Axalta Coating Systems LLC, 4.88%, 08/15/24(b)	USD	1,214	1,253,455
Blue Cube Spinco, Inc.:
9.75%, 10/15/23		1,384	1,633,120
10.00%, 10/15/25		4,407	5,277,383
CF Industries, Inc.:
7.13%, 05/01/20		946	1,028,775
3.45%, 06/01/23		650	635,180
5.15%, 03/15/34		1,005	1,013,794
4.95%, 06/01/43		500	466,250
5.38%, 03/15/44		500	488,750
Chemours Co. (The):
6.13%, 05/15/23	EUR	357	468,682
6.63%, 05/15/23	USD	1,894	1,995,803
7.00%, 05/15/25		1,357	1,482,522
5.38%, 05/15/27		1,780	1,842,300
Consolidated Energy Finance SA, 6.88%, 06/15/25(b)		350	370,125
CTC BondCo GmbH, 5.25%, 12/15/25	EUR	414	514,063
CVR Partners LP, 9.25%, 06/15/23(b)	USD	350	373,625
Eastman Chemical Co., 2.70%, 01/15/20		750	751,975
EI du Pont de Nemours & Co.:
2.20%, 05/01/20		375	372,767
6.50%, 01/15/28		400	497,511
4.15%, 02/15/43		400	403,502
FXI Holdings, Inc., 7.88%, 11/01/24(b)		395	394,012
Gates Global LLC:
5.75%, 07/15/22	EUR	704	891,532
6.00%, 07/15/22(b)	USD	5,305	5,417,731
GCP Applied Technologies, Inc., 9.50%, 02/01/23(b)		350	385,875
Hexion, Inc., 10.38%, 02/01/22(b)		948	916,597
Huntsman International LLC:
4.88%, 11/15/20		2,343	2,436,720
5.13%, 11/15/22		1,580	1,678,750
INEOS Finance plc, 4.00%, 05/01/23	EUR	1,361	1,731,517
INEOS Group Holdings SA:
5.38%, 08/01/24		800	1,052,831
5.63%, 08/01/24(b)	USD	400	410,500
INVISTA Finance LLC, 4.25%, 10/15/19(b)		200	202,750
Koppers, Inc., 6.00%, 02/15/25(b)		1,716	1,810,380
Kronos International, Inc., 3.75%, 09/15/25	EUR	397	508,668
LyondellBasell Industries NV, 5.00%, 04/15/19	USD	650	664,870
Momentive Performance Materials USA, Inc., Escrow, 8.88%, 10/15/20(c)(j)		450	–
Momentive Performance Materials, Inc., 3.88%, 10/24/21		6,685	6,982,282
Monsanto Co.:
3.38%, 07/15/24		1,000	1,001,824
4.20%, 07/15/34		695	716,562
4.40%, 07/15/44		335	352,072
4.70%, 07/15/64		150	153,461
Olin Corp.:
5.13%, 09/15/27		500	520,000
5.00%, 02/01/30		719	719,899
Pearl Holding III Ltd., 9.50%, 12/11/22		1,200	1,194,982
Platform Specialty Products Corp.(b):
6.50%, 02/01/22		9,151	9,448,407
5.88%, 12/01/25		3,010	3,058,913
PolyOne Corp., 5.25%, 03/15/23		400	418,000
PQ Corp., 6.75%, 11/15/22(b)		2,020	2,158,875
Praxair, Inc., 3.55%, 11/07/42		200	197,872
PSPC Escrow Corp., 6.00%, 02/01/23	EUR	1,360	1,762,802

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Chemicals (continued)
Rain CII Carbon LLC, 7.25%, 04/01/25(b)	USD	400	$433,000
Rayonier AM Products, Inc., 5.50%, 06/01/24(b)		400	401,500
Rock International Investment, Inc., 6.63%, 03/27/20		4,730	4,401,052
Solvay Finance SA(h)(i):
(EUR Swap Annual 5 Year + 4.89%), 5.12%	EUR	897	1,250,095
(EUR Swap Annual 5 Year + 3.70%), 5.42%		172	253,053
SPCM SA, 4.88%, 09/15/25(b)	USD	400	401,000
Trinseo Materials Operating SCA, 5.38%, 09/01/25(b)		400	409,880
Tronox Finance plc, 5.75%, 10/01/25(b)		390	398,775
W.R. Grace & Co. Conn., 5.13%, 10/01/21(b)		2,272	2,379,920
Yingde Gases Investment Ltd., 6.25%, 01/19/23		925	929,988

			83,369,941
Commercial Services & Supplies — 0.4%
AA Bond Co. Ltd., 2.75%, 07/31/23	GBP	200	278,013
ADT Corp. (The):
6.25%, 10/15/21	USD	1,575	1,711,828
3.50%, 07/15/22		1,221	1,190,841
4.13%, 06/15/23		3,597	3,561,030
ADT Corp. (The), 4.88%, 07/15/32(b)		3,541	3,355,098
APTIM Corp., 7.75%, 06/15/25(b)		450	416,070
APX Group, Inc.:
6.38%, 12/01/19		391	396,818
8.75%, 12/01/20		2,187	2,228,006
7.88%, 12/01/22		4,190	4,493,775
Aramark Services, Inc.:
5.13%, 01/15/24		1,041	1,077,435
5.00%, 04/01/25(b)		506	521,812
4.75%, 06/01/26		350	352,188
5.00%, 02/01/28(b)		850	867,000
Brink’s Co. (The), 4.63%, 10/15/27(b)		425	413,312
Clean Harbors, Inc., 5.13%, 06/01/21		450	454,540
Cleveland Clinic Foundation (The), 4.86%, 01/01/2114		125	136,416
GFL Environmental, Inc., 9.88%, 02/01/21(b)		350	369,250
GW Honos Security Corp., 8.75%, 05/15/25(b)		285	309,225
Harland Clarke Holdings Corp., 8.38%, 08/15/22(b)		565	589,013
ILFC E-Capital Trust I, 4.37%, 12/21/65(a)(b)		25,372	24,801,130
Intrum Justitia AB:
2.75%, 07/15/22	EUR	769	951,438
3.13%, 07/15/24		200	244,795
KAR Auction Services, Inc., 5.13%, 06/01/25(b)	USD	2,024	2,049,300
Mobile Mini, Inc., 5.88%, 07/01/24		750	783,750
Multi-Color Corp., 4.88%, 11/01/25(b)		420	421,575
Nielsen Co. Luxembourg SARL (The)(b):
5.50%, 10/01/21		100	102,500
5.00%, 02/01/25		492	496,920
Nielsen Finance LLC:
4.50%, 10/01/20		600	604,500
5.00%, 04/15/22(b)		1,850	1,880,062
Paprec Holding SA, 5.25%, 04/01/22	EUR	488	624,053
Prime Security Services Borrower LLC, 9.25%, 05/15/23(b)	USD	10,824	11,974,050
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(b)		485	498,338
SPIE SA, 3.13%, 03/22/24	EUR	300	390,157
Tervita Escrow Corp., 7.63%, 12/01/21(b)	USD	1,533	1,534,916
Verisure Holding AB, 6.00%, 11/01/22	EUR	376	495,959
Verisure Midholding AB, 5.75%, 12/01/23		450	561,882
Waste Pro USA, Inc., 5.50%, 02/15/26(b)	USD	957	973,748
West Corp., 8.50%, 10/15/25(b)		825	812,625

			72,923,368

Security	Par (000)		Value
Communications Equipment — 0.2%
Cisco Systems, Inc.:
1.85%, 09/20/21	USD	4,000	$3,876,322
2.50%, 09/20/26		1,000	950,119
5.90%, 02/15/39		970	1,302,028
CommScope Technologies LLC(b):
6.00%, 06/15/25		1,215	1,278,411
5.00%, 03/15/27		975	971,344
CommScope, Inc.(b):
5.00%, 06/15/21		450	458,438
5.50%, 06/15/24		2,193	2,272,496
Gogo Intermediate Holdings LLC, 12.50%, 07/01/22(b)		390	440,212
Juniper Networks, Inc., 3.13%, 02/26/19		1,500	1,512,111
Nokia OYJ:
5.38%, 05/15/19		214	219,885
3.38%, 06/12/22		395	386,271
4.38%, 06/12/27		380	368,866
6.63%, 05/15/39		2,049	2,243,655
Plantronics, Inc., 5.50%, 05/31/23(b)		375	388,125
Proven Glory Capital Ltd.:
3.25%, 02/21/22		5,000	4,935,905
4.00%, 02/21/27		2,775	2,742,030
Riverbed Technology, Inc., 8.88%, 03/01/23(b)		542	518,965
Telefonaktiebolaget LM Ericsson:
4.13%, 05/15/22		725	726,242
1.88%, 03/01/24	EUR	330	394,552
ViaSat, Inc., 5.63%, 09/15/25(b)	USD	500	496,250

			26,482,227
Construction & Engineering — 0.1%
AECOM:
5.75%, 10/15/22		625	652,793
5.88%, 10/15/24		475	506,469
5.13%, 03/15/27		800	801,000
Brand Industrial Services, Inc., 8.50%, 07/15/25(b)		2,224	2,312,960
Chalieco Hong Kong Corp. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 8.29%), 5.70%(h)(i)		1,459	1,491,604
China City Construction International Co. Ltd., 5.35%, 07/03/17(e)(j)	CNY	6,794	754,646
China Singyes Solar Technologies Holdings Ltd., 7.95%, 02/15/19	USD	1,815	1,783,483
Concord New Energy Group Ltd., 7.90%, 01/23/21		390	394,434
CRCC Yupeng Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 7.25%), 3.95%(h)(i)		1,000	1,005,984
Engility Corp., 8.88%, 09/01/24		657	708,312
Heathrow Finance plc, 3.88%, 03/01/27	GBP	356	503,482
Leader Goal International Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.92%), 4.25%(h)(i)	USD	2,200	2,199,294
Swissport Investments SA, 9.75%, 12/15/22	EUR	193	248,866
Tutor Perini Corp., 6.88%, 05/01/25(b)	USD	994	1,058,610
Weekley Homes LLC, 6.63%, 08/15/25(b)		301	301,752
WFS Global Holding SAS, 9.50%, 07/15/22	EUR	676	895,688

			15,619,377
Construction Materials — 0.0%
Buzzi Unicem SpA, 2.13%, 04/28/23		400	521,572

Consumer Finance — 1.1%
AerCap Ireland Capital DAC:
4.63%, 10/30/20	USD	4,670	4,872,213

44	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Consumer Finance (continued)
4.50%, 05/15/21	USD	683	$710,090
3.50%, 05/26/22		790	794,420
Ally Financial, Inc.:
3.50%, 01/27/19		150	150,600
3.75%, 11/18/19		750	756,562
8.00%, 03/15/20		400	436,200
4.13%, 03/30/20		1,920	1,942,080
4.25%, 04/15/21		400	408,000
5.13%, 09/30/24		3,935	4,146,506
4.63%, 03/30/25		2,000	2,057,520
5.75%, 11/20/25		975	1,041,008
8.00%, 11/01/31		9,759	12,442,725
American Express Co.:
2.50%, 08/01/22		3,440	3,362,788
4.05%, 12/03/42		500	514,572
American Express Credit Corp.:
2.13%, 07/27/18		910	910,321
2.20%, 03/03/20		2,000	1,985,082
2.38%, 05/26/20		2,280	2,267,664
2.60%, 09/14/20		3,000	3,003,542
2.25%, 05/05/21		2,000	1,966,642
American Honda Finance Corp., 2.90%, 02/16/24		2,000	1,979,737
Capital One Financial Corp.:
2.45%, 04/24/19		2,350	2,348,833
(LIBOR USD 3 Month + 3.80%), 5.55%(h)(i)		1,198	1,233,940
3.05%, 03/09/22		455	452,518
Caterpillar Financial Services Corp.:
1.70%, 08/09/21		3,000	2,904,112
2.55%, 11/29/22		2,000	1,966,624
Discover Financial Services, (LIBOR USD 3 Month + 3.08%), 5.50%(h)(i)		24,300	24,679,687
Ford Motor Credit Co. LLC:
5.00%, 05/15/18		1,755	1,769,363
2.88%, 10/01/18		230	231,169
2.26%, 03/28/19		330	328,726
2.02%, 05/03/19		1,885	1,871,188
1.90%, 08/12/19		3,010	2,973,074
2.68%, 01/09/20		715	713,026
3.20%, 01/15/21		1,000	1,002,626
General Motors Financial Co., Inc.:
2.40%, 05/09/19		2,245	2,241,000
2.35%, 10/04/19		1,300	1,292,333
3.20%, 07/13/20		2,121	2,137,137
3.15%, 06/30/22		435	429,504
(LIBOR USD 3 Month + 3.60%), 5.75%(h)(i)		39,825	41,119,313
HSBC USA, Inc.:
2.38%, 11/13/19		800	797,807
2.35%, 03/05/20		1,000	995,735
5.00%, 09/27/20		380	400,441
Hyundai Capital Services, Inc., 3.00%, 08/29/22		3,400	3,323,552
ILFC E-Capital Trust II, (LIBOR USD 3 Month + 1.80%), 4.62%, 12/21/65(b)(i)		11,944	11,749,910
John Deere Capital Corp.:
2.35%, 01/08/21		820	814,738
2.15%, 09/08/22		595	575,908
2.65%, 06/24/24		755	735,870
3.05%, 01/06/28		500	489,627
King Talent Management Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.52%), 5.60%(h)(i)		1,700	1,689,797
Lincoln Finance Ltd., 6.88%, 04/15/21	EUR	200	259,174

Security	Par (000)		Value
Consumer Finance (continued)
Navient Corp.:
5.50%, 01/15/19	USD	800	$815,840
4.88%, 06/17/19		800	810,416
8.00%, 03/25/20		875	945,831
5.00%, 10/26/20		1,070	1,087,334
5.88%, 03/25/21		800	824,000
6.63%, 07/26/21		555	589,688
7.25%, 01/25/22		475	514,330
6.50%, 06/15/22		1,602	1,692,113
5.50%, 01/25/23		2,571	2,580,641
7.25%, 09/25/23		1,250	1,346,875
6.13%, 03/25/24		813	829,260
5.88%, 10/25/24		1,034	1,038,167
6.75%, 06/25/25		778	814,955
5.63%, 08/01/33		895	816,687
New Lion Bridge Co. Ltd., 9.75%, 10/10/20		945	954,450
OneMain Financial Holdings LLC, 7.25%, 12/15/21(b)		2,277	2,356,695
Springleaf Finance Corp.:
5.25%, 12/15/19		600	618,000
8.25%, 12/15/20		645	711,113
7.75%, 10/01/21		250	275,937
6.13%, 05/15/22		800	826,240
5.63%, 03/15/23		1,244	1,248,665
Tarjeta Naranja SA, (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.50%, 15.00% Floor), 26.56%, 04/11/22(b)(i)		3,865	3,488,549
Toyota Motor Credit Corp.:
2.60%, 01/11/22		3,000	2,981,061
3.20%, 01/11/27		1,000	1,000,381
3.05%, 01/11/28		2,000	1,965,109

			188,407,341
Containers & Packaging — 0.3%
ARD Finance SA, 6.63% ( 6.63% Cash or 7.38% PIK), 09/15/23(g)	EUR	300	397,529
Ardagh Packaging Finance plc:
6.00%, 06/30/21(b)	USD	2,803	2,866,067
4.25%, 09/15/22(b)		940	945,424
4.13%, 05/15/23	EUR	394	517,205
4.63%, 05/15/23(b)	USD	1,578	1,593,780
2.75%, 03/15/24	EUR	902	1,151,179
6.75%, 05/15/24		558	759,766
7.25%, 05/15/24(b)	USD	3,707	3,983,913
6.00%, 02/15/25(b)		7,794	8,047,305
4.75%, 07/15/27	GBP	620	886,126
Ball Corp.:
4.38%, 12/15/20	USD	675	691,875
5.00%, 03/15/22		400	422,000
4.00%, 11/15/23		390	390,975
4.38%, 12/15/23	EUR	615	866,211
5.25%, 07/01/25	USD	1,050	1,113,000
Berry Global, Inc.:
5.50%, 05/15/22		150	154,889
5.13%, 07/15/23		600	622,500
4.50%, 02/15/26(b)		130	129,636
BWAY Holding Co.(b):
5.50%, 04/15/24		3,226	3,342,943
7.25%, 04/15/25		392	409,150
Crown Americas LLC, 4.50%, 01/15/23		750	766,875
Crown European Holdings SA, 3.38%, 05/15/25	EUR	289	376,300
Hercule Debtco SARL, 6.75% ( 6.75% Cash or 7.50% PIK), 06/30/24(g)		126	156,435

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Containers & Packaging (continued)
Horizon Holdings I SAS, 7.25%, 08/01/23	EUR	975	$1,281,786
Horizon Parent Holdings SARL, 8.25% ( 8.25% Cash or 9.00% PIK), 02/15/22(g)		625	823,652
JH-Holding Finance SA, 8.25% ( 8.25% Cash or 0.00% PIK), 12/01/22(g)		494	651,865
Kleopatra Holdings 1 SCA, 8.50% ( 8.50% Cash or 9.25% PIK), 06/30/23(g)		110	130,985
OI European Group BV, 3.13%, 11/15/24		291	377,043
Owens-Brockway Glass Container, Inc.(b):
5.00%, 01/15/22	USD	350	365,313
5.88%, 08/15/23		450	478,125
Plastipak Holdings, Inc., 6.25%, 10/15/25(b)		350	363,125
Reynolds Group Issuer, Inc.:
5.75%, 10/15/20		4,742	4,824,826
6.88%, 02/15/21		554	562,468
5.13%, 07/15/23(b)		1,186	1,217,903
7.00%, 07/15/24(b)		4,646	4,942,183
Sealed Air Corp.:
4.88%, 12/01/22(b)		850	888,250
5.25%, 04/01/23(b)		470	499,375
4.50%, 09/15/23	EUR	287	405,519
Silgan Holdings, Inc., 3.25%, 03/15/25		410	527,581
Verallia Packaging SASU, 5.13%, 08/01/22		775	1,000,689

			49,931,771
Distributors — 0.0%
American Tire Distributors, Inc., 10.25%, 03/01/22(b)	USD	1,580	1,635,300
Autodis SA:
(EURIBOR 3 Month + 4.38%), 4.38%, 05/01/22(i)	EUR	175	219,592
4.38%, 05/01/22		275	350,815
Hongkong Xiangyu Investment Co. Ltd., 4.50%, 01/30/23	USD	1,570	1,551,275
LKQ Corp., 4.75%, 05/15/23		400	409,500

			4,166,482
Diversified Consumer Services — 0.1%
Board of Trustees of The Leland Stanford Junior University (The), 3.65%, 05/01/48		1,243	1,268,187
Cognita Financing plc, 7.75%, 08/15/21	GBP	1,232	1,817,266
Laureate Education, Inc., 8.25%, 05/01/25(b)	USD	995	1,067,138
Massachusetts Institute of Technology, 4.68%, 07/01/2114		340	380,155
Northwestern University, 3.66%, 12/01/57		483	483,405
Princeton University, 5.70%, 03/01/39		150	198,745
Service Corp. International:
5.38%, 05/15/24		550	578,188
4.63%, 12/15/27		400	396,500
ServiceMaster Co. LLC (The), 5.13%, 11/15/24(b)		1,680	1,684,200
University of Southern California, 3.84%, 10/01/47		1,025	1,060,706

			8,934,490
Diversified Financial Services — 0.4%
AIG Global Funding, 1.95%, 10/18/19(b)		1,755	1,735,031
Arrow Global Finance plc:
5.13%, 09/15/24	GBP	175	253,443
(EURIBOR 3 Month + 2.88%), 2.88%, 04/01/25(i)	EUR	424	519,658
Banca IFIS SpA, (EUR Swap Annual 5 Year + 4.25%), 4.50%, 10/17/27(i)		3,300	4,199,543
Bear Stearns Cos. LLC (The), 7.25%, 02/01/18	USD	1,430	1,430,000

Security	Par (000)		Value
Diversified Financial Services (continued)
Berkshire Hathaway, Inc.:
2.75%, 03/15/23	USD	1,010	$1,004,508
3.13%, 03/15/26		2,180	2,153,790
4.50%, 02/11/43		2,180	2,430,926
Cabot Financial Luxembourg SA:
6.50%, 04/01/21	GBP	200	288,071
7.50%, 10/01/23		340	505,680
Charming Light Investments Ltd., 4.38%, 12/21/27	USD	3,650	3,577,310
CK Hutchison International 16 Ltd., 1.88%, 10/03/21(b)		905	868,231
CK Hutchison International 17 Ltd., 3.50%, 04/05/27		4,100	4,001,763
FBM Finance, Inc., 8.25%, 08/15/21(b)		855	908,437
Garfunkelux Holdco 3 SA, (EURIBOR 3 Month + 4.50%), 4.50%, 09/01/23(i)	EUR	430	512,854
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35	USD	3,025	3,111,081
Goodman HK Finance, 4.38%, 06/19/24		2,200	2,267,342
GPARK, (LIBOR USD 3 Month + 1.19%), 2.55%, 10/15/30(i)		2,250	2,264,673
HBOS Capital Funding LP, 6.85%(h)		5,130	5,256,916
Hutchison Whampoa International 14 Ltd., 3.63%, 10/31/24		7,000	7,065,212
Jefferies Finance LLC(b):
7.38%, 04/01/20		1,915	1,953,300
6.88%, 04/15/22		1,151	1,179,775
LHC3 plc, 4.12% ( 4.12% Cash or 4.88% PIK), 08/15/24(g)	EUR	1,056	1,347,459
Mercury Bondco plc(g):
7.13% ( 7.13% Cash or 7.88% PIK), 05/30/21		1,000	1,288,398
8.25% ( 8.25% Cash or 9.00% PIK), 05/30/21		989	1,288,349
National Rural Utilities Cooperative Finance Corp.:
10.38%, 11/01/18	USD	500	530,222
2.35%, 06/15/20		400	398,267
2.40%, 04/25/22		1,200	1,177,392
3.05%, 04/25/27		1,400	1,366,092
Nationstar Mortgage LLC, 6.50%, 07/01/21		375	379,371
ORIX Corp.:
2.90%, 07/18/22		415	409,300
3.25%, 12/04/24		1,460	1,431,153
ProGroup AG:
5.13%, 05/01/22	EUR	881	1,130,721
2.50%, 03/31/24(a)		263	328,977
Shell International Finance BV:
2.13%, 05/11/20	USD	500	496,160
1.88%, 05/10/21		6,600	6,446,022
4.13%, 05/11/35		1,250	1,342,464
6.38%, 12/15/38		560	765,853
4.00%, 05/10/46		2,700	2,800,546
Synchrony Bank, 3.00%, 06/15/22		340	336,110
Tempo Acquisition LLC, 6.75%, 06/01/25(b)		1,752	1,787,040
Vantiv LLC(b):
3.88%, 11/15/25	GBP	648	926,963
4.38%, 11/15/25	USD	1,221	1,211,843
VFH Parent LLC, 6.75%, 06/15/22(b)		355	373,638
Voya Financial, Inc., (LIBOR USD 3 Month + 3.58%), 5.65%, 05/15/53(i)		500	531,250

			75,581,134
Diversified Telecommunication Services — 1.0%
AT&T, Inc.:
5.50%, 02/01/18		2,000	2,000,000
2.38%, 11/27/18		2,000	2,003,880
3.20%, 03/01/22		490	491,226

46	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Diversified Telecommunication Services (continued)
Bakrie Telecom Pte. Ltd., 11.50%, 05/07/15(e)(j)	USD	1,000	$25,000
CCO Holdings LLC:
5.25%, 03/15/21		450	456,187
5.25%, 09/30/22		800	819,000
5.13%, 02/15/23		1,000	1,019,375
4.00%, 03/01/23(b)		2,146	2,107,780
5.13%, 05/01/23(b)		800	815,500
5.75%, 01/15/24		425	437,750
5.88%, 04/01/24(b)		1,000	1,045,000
5.38%, 05/01/25(b)		1,200	1,218,000
5.75%, 02/15/26(b)		1,500	1,552,500
5.50%, 05/01/26(b)		800	816,000
5.13%, 05/01/27(b)		18,066	17,659,515
5.88%, 05/01/27(b)		630	648,900
5.00%, 02/01/28(b)		2,278	2,196,846
Cellnex Telecom SA:
2.38%, 01/16/24	EUR	300	379,761
1.50%, 01/16/26(k)		100	125,557
CenturyLink, Inc.:
5.63%, 04/01/20	USD	590	598,112
6.45%, 06/15/21		3,995	4,059,679
5.80%, 03/15/22		1,544	1,505,400
6.75%, 12/01/23		1,953	1,899,878
7.50%, 04/01/24		690	695,175
5.63%, 04/01/25		750	692,813
7.60%, 09/15/39		1,135	997,381
7.65%, 03/15/42		1,697	1,485,724
Cincinnati Bell, Inc., 7.00%, 07/15/24(b)		2,512	2,424,080
Consolidated Communications, Inc., 6.50%, 10/01/22		350	314,125
Deutsche Telekom International Finance BV, 2.82%, 01/19/22(b)		1,410	1,395,660
eircom Finance DAC, 4.50%, 05/31/22	EUR	625	798,440
Embarq Corp., 8.00%, 06/01/36	USD	1,000	967,390
Frontier Communications Corp.:
7.13%, 03/15/19		55	55,481
8.50%, 04/15/20		375	366,094
6.25%, 09/15/21		900	736,875
8.75%, 04/15/22		200	156,250
10.50%, 09/15/22		1,435	1,185,669
7.13%, 01/15/23		1,403	950,532
7.63%, 04/15/24		3,578	2,361,480
6.88%, 01/15/25		9,524	5,976,310
11.00%, 09/15/25		2,929	2,288,281
9.00%, 08/15/31		450	293,625
Intelsat Jackson Holdings SA:
5.50%, 08/01/23		1,083	850,155
8.00%, 02/15/24(b)		1,040	1,092,000
9.75%, 07/15/25(b)		2,156	1,982,873
Koninklijke KPN NV:
6.12%(a)(h)	EUR	893	1,147,502
(GBP Swap 5 Year + 5.51%), 6.88%, 03/14/73(i)	GBP	410	638,257
(USD Swap Semi 10 Year + 5.33%), 7.00%, 03/28/73(b)(i)	USD	200	225,500
Level 3 Financing, Inc.:
6.13%, 01/15/21		25	25,375
5.38%, 08/15/22		2,691	2,731,365
5.63%, 02/01/23		2,755	2,789,437
5.13%, 05/01/23		3,829	3,838,573
5.38%, 01/15/24		2,267	2,255,665
5.38%, 05/01/25		2,174	2,165,304
5.25%, 03/15/26		2,282	2,239,213

Security	Par (000)		Value
Diversified Telecommunication Services (continued)
Level 3 Parent LLC, 5.75%, 12/01/22	USD	400	$404,000
Orange SA(h)(i):
(EUR Swap Annual 5 Year + 3.36%), 4.00%	EUR	417	572,103
(GBP Swap 5 Year + 3.35%), 5.75%	GBP	100	160,970
OTE plc, 3.50%, 07/09/20	EUR	1,296	1,711,690
Qwest Corp.:
6.75%, 12/01/21	USD	500	535,000
6.88%, 09/15/33		500	489,119
Sable International Finance Ltd., 6.88%, 08/01/22(b)		545	574,294
SFR Group SA:
5.38%, 05/15/22	EUR	1,448	1,837,275
6.00%, 05/15/22(b)	USD	5,526	5,393,100
6.00%, 05/15/22		200	195,190
6.25%, 05/15/24(b)		1,000	956,250
7.38%, 05/01/26(b)		11,027	10,861,595
Sprint Capital Corp.:
6.90%, 05/01/19		1,295	1,350,038
6.88%, 11/15/28		1,050	1,085,437
8.75%, 03/15/32		6,359	7,519,518
Telecom Italia Capital SA:
7.00%, 06/04/18		725	735,694
7.18%, 06/18/19		225	237,656
6.38%, 11/15/33		1,565	1,799,750
6.00%, 09/30/34		7,503	8,347,088
7.20%, 07/18/36		2,015	2,503,637
7.72%, 06/04/38		216	281,275
Telecom Italia Finance SA, 7.75%, 01/24/33	EUR	527	1,019,578
Telecom Italia SpA:
1.13%, 03/26/22(k)		900	1,113,205
5.88%, 05/19/23	GBP	700	1,148,624
3.63%, 01/19/24	EUR	1,000	1,382,299
5.30%, 05/30/24(b)	USD	2,740	2,894,125
2.38%, 10/12/27	EUR	240	298,330
Telesat Canada, 8.88%, 11/15/24(b)	USD	1,477	1,643,163
Verizon Communications, Inc., 2.95%, 03/15/22		1,670	1,662,777
Virgin Media Finance plc:
6.38%, 04/15/23(b)		400	412,000
6.00%, 10/15/24(b)		500	511,250
4.50%, 01/15/25	EUR	274	356,616
5.75%, 01/15/25(b)	USD	5,986	6,038,377
Virgin Media Secured Finance plc:
5.13%, 01/15/25	GBP	200	296,039
5.25%, 01/15/26(b)	USD	2,465	2,508,137
5.50%, 08/15/26(b)		500	512,655
4.88%, 01/15/27	GBP	945	1,365,373
6.25%, 03/28/29		1,043	1,590,935
Windstream Services LLC:
7.75%, 10/15/20	USD	500	427,350
6.38%, 08/01/23		450	262,130
8.75%, 12/15/24(b)		623	436,100
WTT Investment Ltd.:
5.50%, 11/21/22(b)		500	504,951
5.50%, 11/21/22		834	842,258

			164,780,401
Electric Utilities — 0.8%
1MDB Energy Ltd., 5.99%, 05/11/22		8,700	9,350,664
AEP Transmission Co. LLC, 3.75%, 12/01/47(b)		1,000	999,088
AES Panama SRL, 6.00%, 06/25/22(b)		11,544	12,121,200
Alabama Power Co.:
3.75%, 03/01/45		630	628,530
4.30%, 01/02/46		700	758,215

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Electric Utilities (continued)
Arizona Public Service Co.:
2.95%, 09/15/27	USD	1,200	$1,153,393
4.70%, 01/15/44		250	277,224
4.35%, 11/15/45		400	435,641
CenterPoint Energy Houston Electric LLC, 2.40%, 09/01/26		1,300	1,211,310
CGNPC International Ltd., 3.75%, 12/11/27		2,100	2,041,294
Commonwealth Edison Co.:
2.95%, 08/15/27		800	775,242
4.35%, 11/15/45		1,000	1,098,972
Connecticut Light & Power Co. (The), 4.30%, 04/15/44		125	136,574
ContourGlobal Power Holdings SA, 5.13%, 06/15/21	EUR	300	385,443
DPL, Inc., 7.25%, 10/15/21	USD	356	395,633
Drax Finco plc, 4.25%, 05/01/22	GBP	272	395,310
DTE Electric Co.:
4.30%, 07/01/44	USD	250	273,824
3.70%, 03/15/45		320	321,172
3.75%, 08/15/47		700	707,468
Duke Energy Carolinas LLC:
6.05%, 04/15/38		805	1,063,394
3.70%, 12/01/47		1,500	1,494,710
Duke Energy Corp.:
3.55%, 09/15/21		1,000	1,023,675
2.40%, 08/15/22		615	597,552
Duke Energy Florida LLC:
3.10%, 08/15/21		1,780	1,806,913
3.40%, 10/01/46		2,000	1,892,393
Duke Energy Progress LLC:
4.10%, 05/15/42		515	541,048
4.15%, 12/01/44		500	532,729
4.20%, 08/15/45		750	806,752
Emera US Finance LP, 2.15%, 06/15/19		585	581,406
Emera, Inc., (LIBOR USD 3 Month + 5.44%), 6.75%, 06/15/76(i)		6,725	7,599,250
Enel Americas SA, 4.00%, 10/25/26		7,217	7,265,643
Enel Finance International NV, 2.88%, 05/25/22(b)		515	507,948
Enel SpA(i):
(EUR Swap Annual 5 Year + 5.24%), 6.50%, 01/10/74	EUR	716	939,842
(EUR Swap Annual 5 Year + 3.65%), 5.00%, 01/15/75		600	806,610
(GBP Swap 5 Year + 5.66%), 7.75%, 09/10/75	GBP	195	319,094
Entergy Arkansas, Inc., 3.50%, 04/01/26	USD	2,000	2,026,175
Entergy Louisiana LLC, 3.12%, 09/01/27		1,600	1,567,292
Eversource Energy, 2.75%, 03/15/22		195	192,936
Exelon Corp., 2.45%, 04/15/21		1,105	1,088,630
FirstEnergy Corp., 2.85%, 07/15/22		664	652,179
Florida Power & Light Co., 3.80%, 12/15/42		1,475	1,503,543
Gas Natural Fenosa Finance BV, (EUR Swap Annual 8 Year + 3.35%), 4.13%(h)(i)	EUR	1,600	2,164,270
Georgia Power Co.:
2.00%, 09/08/20	USD	2,170	2,143,133
2.85%, 05/15/22		670	666,768
5.95%, 02/01/39		470	590,764
4.30%, 03/15/42		500	528,491
Gulf Power Co., 3.30%, 05/30/27		1,600	1,575,747
Huachen Energy Co. Ltd., 6.63%, 05/18/20		1,600	1,532,653
ITC Holdings Corp., 2.70%, 11/15/22(b)		390	384,829
Kallpa Generacion SA, 4.88%, 05/24/26		11,645	12,154,469
MidAmerican Energy Co., 6.75%, 12/30/31		575	763,468

Security	Par (000)		Value
Electric Utilities (continued)
Minejesa Capital BV:
4.63%, 08/10/30	USD	2,825	$2,853,790
5.63%, 08/10/37		300	315,088
NextEra Energy Capital Holdings, Inc.:
1.65%, 09/01/18		740	737,956
2.30%, 04/01/19		895	893,074
NextEra Energy Operating Partners LP(b):
4.25%, 09/15/24		1,153	1,158,765
4.50%, 09/15/27		400	394,500
Northern States Power Co., 4.13%, 05/15/44		530	563,897
NSTAR Electric Co.:
3.20%, 05/15/27		2,800	2,766,638
4.40%, 03/01/44		250	277,569
Oklahoma Gas & Electric Co.:
3.90%, 05/01/43		250	245,798
4.15%, 04/01/47		800	845,047
Oncor Electric Delivery Co. LLC:
6.80%, 09/01/18		483	495,884
2.95%, 04/01/25		750	734,816
5.30%, 06/01/42		500	612,735
Pacific Gas & Electric Co.:
6.05%, 03/01/34		1,585	1,949,834
5.80%, 03/01/37		250	305,921
4.75%, 02/15/44		295	318,995
4.00%, 12/01/46		1,000	975,507
3.95%, 12/01/47(b)		500	481,743
PacifiCorp:
2.95%, 06/01/23		300	300,078
6.35%, 07/15/38		310	419,590
Pampa Energia SA, 7.38%, 07/21/23(b)		5,795	6,267,003
PECO Energy Co., 5.95%, 10/01/36		865	1,122,018
Potomac Electric Power Co., 4.15%, 03/15/43		1,050	1,117,503
PPL Electric Utilities Corp.:
4.15%, 10/01/45		500	538,001
3.95%, 06/01/47		1,200	1,257,979
Public Service Co. of Colorado:
4.30%, 03/15/44		450	491,077
3.80%, 06/15/47		500	506,338
Public Service Electric & Gas Co., 3.00%, 05/15/27		4,100	3,982,524
Sierra Pacific Power Co., 2.60%, 05/01/26		2,100	1,992,495
South Carolina Electric & Gas Co., 4.50%, 06/01/64		915	924,560
Southern California Edison Co.:
6.05%, 03/15/39		1,665	2,190,258
4.65%, 10/01/43		300	340,564
4.00%, 04/01/47		300	312,193
Southern Co. (The), (LIBOR USD 3 Month + 3.63%), 5.50%, 03/15/57(i)		4,425	4,647,545
Southwestern Public Service Co., 3.70%, 08/15/47		700	693,132
Tampa Electric Co., 6.15%, 05/15/37		250	315,717
Union Electric Co., 2.95%, 06/15/27		1,500	1,458,183
Virginia Electric & Power Co.:
2.95%, 01/15/22		965	967,798
8.88%, 11/15/38		400	675,166
4.65%, 08/15/43		450	510,945
4.20%, 05/15/45		500	535,497
3.80%, 09/15/47		1,500	1,512,273
Viridian Group FinanceCo plc, 4.75%, 09/15/24	GBP	100	129,206
Westar Energy, Inc., 5.10%, 07/15/20	USD	500	528,934
Wisconsin Electric Power Co., 2.95%, 09/15/21		1,000	1,003,547
Yunnan Energy Investment Overseas Finance Co. Ltd., 4.25%, 11/14/22		1,075	1,049,682

			143,497,866

48	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Electrical Equipment — 0.1%
General Cable Corp., 5.75%, 10/01/22	USD	425	$438,281
GrafTech International Ltd., 6.38%, 11/15/20		413	419,608
Hubbell, Inc., 3.15%, 08/15/27		800	778,635
Sensata Technologies BV(b):
4.88%, 10/15/23		175	182,000
5.00%, 10/01/25		5,014	5,202,025
Senvion Holding GmbH, 3.88%, 10/25/22	EUR	516	600,600
Vertiv Group Corp., 9.25%, 10/15/24(b)	USD	4,002	4,319,679

			11,940,828
Electronic Equipment, Instruments & Components — 0.1%
Amphenol Corp.:
2.55%, 01/30/19		1,000	1,002,894
2.20%, 04/01/20		1,030	1,020,328
Belden, Inc.:
5.50%, 04/15/23	EUR	21	26,976
4.13%, 10/15/26		320	425,464
CDW LLC:
5.00%, 09/01/23	USD	1,841	1,891,627
5.50%, 12/01/24		3,230	3,486,382
5.00%, 09/01/25		375	381,094
Flex Ltd., 4.63%, 02/15/20		1,500	1,541,384
Ingram Micro, Inc., 5.45%, 12/15/24		375	371,449
TPK Holding Co. Ltd., 0.00%, 04/08/20(k)(l)		8,750	9,078,125
Tsinghua Unic Ltd.:
4.75%, 01/31/21		1,600	1,594,061
5.38%, 01/31/23		1,600	1,578,000
Tyco Electronics Group SA:
3.70%, 02/15/26		1,110	1,132,528
3.13%, 08/15/27		395	387,472

			23,917,784
Energy Equipment & Services — 0.3%
Anton Oilfield Services Group, 9.75%, 12/05/20		1,700	1,797,900
Baker Hughes a GE Co. LLC, 2.77%, 12/15/22(b)		1,090	1,073,139
Diamond Offshore Drilling, Inc.:
7.88%, 08/15/25		930	985,800
5.70%, 10/15/39		325	280,312
4.88%, 11/01/43		500	382,500
Ensco Jersey Finance Ltd., 3.00%, 01/31/24(k)		1,024	925,337
Ensco plc:
4.50%, 10/01/24		525	450,025
5.20%, 03/15/25		570	495,900
7.75%, 02/01/26		1,582	1,573,101
5.75%, 10/01/44		700	499,625
Halliburton Co., 2.00%, 08/01/18		500	499,522
Hilong Holding Ltd., 7.25%, 06/22/20		1,965	2,005,184
McDermott International, Inc., 8.00%, 05/01/21(b)		300	308,625
Nabors Industries, Inc.:
5.00%, 09/15/20		500	505,000
4.63%, 09/15/21		500	488,750
5.50%, 01/15/23		425	425,000
0.75%, 01/15/24(b)(k)		1,215	976,617
5.75%, 02/01/25(b)		1,220	1,198,650
Noble Holding International Ltd.:
4.63%, 03/01/21		46	45,540
7.75%, 01/15/24		1,574	1,459,885
7.70%, 04/01/25		949	851,727
7.88%, 02/01/26(b)		3,848	3,920,150
Oil and Gas Holding Co. BSCC (The), 7.50%, 10/25/27		950	977,560
Parker Drilling Co., 7.50%, 08/01/20		784	735,000

Security	Par (000)		Value
Energy Equipment & Services (continued)
PHI, Inc., 5.25%, 03/15/19	USD	300	$297,750
Precision Drilling Corp.:
6.50%, 12/15/21		419	427,380
5.25%, 11/15/24		300	292,500
7.13%, 01/15/26(b)		178	185,120
Rowan Cos., Inc.:
4.88%, 06/01/22		1,055	1,023,350
4.75%, 01/15/24		1,629	1,482,390
7.38%, 06/15/25		2,562	2,625,256
Schlumberger Holdings Corp., 3.00%, 12/21/20(b)		1,250	1,258,079
SESI LLC:
7.13%, 12/15/21		525	537,469
7.75%, 09/15/24(b)		365	392,375
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24(b)		495	539,550
Transocean Proteus Ltd., 6.25%, 12/01/24(b)		405	426,262
Transocean, Inc.:
5.80%, 10/15/22		3,350	3,383,500
9.00%, 07/15/23(b)		5,244	5,755,290
7.50%, 01/15/26(b)		1,531	1,596,067
7.50%, 04/15/31		500	476,250
6.80%, 03/15/38		992	850,640
Trinidad Drilling Ltd., 6.63%, 02/15/25(b)		1,400	1,372,000
Unit Corp., 6.63%, 05/15/21		500	504,375
Vallourec SA, 6.63%, 10/15/22	EUR	370	494,007
Weatherford International Ltd.:
7.75%, 06/15/21	USD	3,295	3,500,937
8.25%, 06/15/23		840	888,300
9.88%, 02/15/24		787	857,830
6.50%, 08/01/36		1,520	1,307,200
7.00%, 03/15/38		595	532,525
5.95%, 04/15/42		141	114,210

			54,088,821
Equity Real Estate Investment Trusts (REITs) — 0.3%
American Tower Corp., 2.80%, 06/01/20		1,009	1,009,801
AvalonBay Communities, Inc., 4.15%, 07/01/47		500	509,650
Crown Castle International Corp.:
3.40%, 02/15/21		802	812,776
3.20%, 09/01/24		1,370	1,336,461
CyrusOne LP:
5.00%, 03/15/24		3,089	3,150,780
5.38%, 03/15/27		236	245,440
Emirates Reit Sukuk Ltd., 5.13%, 12/12/22		1,200	1,212,000
Equinix, Inc.:
5.38%, 01/01/22		857	888,066
5.38%, 04/01/23		2,385	2,450,588
5.75%, 01/01/25		400	422,000
2.88%, 10/01/25	EUR	782	977,834
5.88%, 01/15/26	USD	2,240	2,380,000
2.88%, 02/01/26	EUR	280	345,896
5.38%, 05/15/27	USD	855	897,750
ERP Operating LP:
4.75%, 07/15/20		730	764,264
2.85%, 11/01/26		1,385	1,320,509
ESH Hospitality, Inc., 5.25%, 05/01/25(b)		2,445	2,463,338
Federal Realty Investment Trust, 3.25%, 07/15/27		1,700	1,650,852
FelCor Lodging LP, 5.63%, 03/01/23		250	256,250
GEO Group, Inc. (The):
5.13%, 04/01/23		135	136,012
5.88%, 10/15/24		1,310	1,346,025
6.00%, 04/15/26		195	198,900

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Equity Real Estate Investment Trusts (REITs) (continued)
Iron Mountain, Inc.:
4.38%, 06/01/21(b)	USD	300	$303,750
6.00%, 08/15/23		200	208,448
5.75%, 08/15/24		850	852,125
3.00%, 01/15/25	EUR	970	1,214,287
4.88%, 09/15/27(b)	USD	700	669,375
5.25%, 03/15/28(b)		575	559,188
iStar, Inc., 5.00%, 07/01/19		725	728,262
MGM Growth Properties Operating Partnership LP:
5.63%, 05/01/24		8,437	9,012,150
4.50%, 09/01/26		2,349	2,319,638
MPT Operating Partnership LP:
6.38%, 03/01/24		255	271,396
5.25%, 08/01/26		355	365,650
5.00%, 10/15/27		1,015	1,005,053
Public Storage:
2.37%, 09/15/22		2,500	2,431,957
3.09%, 09/15/27		1,500	1,459,070
Realty Income Corp., 3.25%, 10/15/22		2,070	2,077,483
SBA Communications Corp.:
4.88%, 07/15/22		350	358,312
4.00%, 10/01/22(b)		3,994	3,934,090
4.88%, 09/01/24		2,310	2,298,450
Simon Property Group LP, 4.25%, 11/30/46		500	517,930
Uniti Group LP:
6.00%, 04/15/23(b)		440	427,350
8.25%, 10/15/23		1,015	961,712
Ventas Realty LP, 2.00%, 02/15/18		1,250	1,250,038
Welltower, Inc., 2.25%, 03/15/18		810	810,252

			58,811,158
Food & Staples Retailing — 0.1%
Albertsons Cos. LLC:
6.63%, 06/15/24		1,406	1,335,700
5.75%, 03/15/25		1,138	1,015,665
Alimentation Couche-Tard, Inc., 2.70%, 07/26/22(b)		955	934,423
Casino Guichard Perrachon SA:
4.56%, 01/25/23	EUR	800	1,116,571
4.50%, 03/07/24		1,000	1,375,352
Costco Wholesale Corp., 2.75%, 05/18/24	USD	1,600	1,573,962
Ingles Markets, Inc., 5.75%, 06/15/23		500	506,875
New Albertson’s, Inc., 7.45%, 08/01/29		700	614,250
Picard Groupe SAS, (EURIBOR 3 Month + 3.00%), 3.00%, 11/30/23(i)	EUR	360	446,399
Rite Aid Corp.:
9.25%, 03/15/20	USD	600	603,750
6.75%, 06/15/21		550	559,102
6.13%, 04/01/23(b)		2,145	2,000,213
Safeway, Inc., 7.25%, 02/01/31		200	172,000
Tesco plc, 6.15%, 11/15/37(b)		700	758,997
US Foods, Inc., 5.88%, 06/15/24(b)		400	417,000
Walgreens Boots Alliance, Inc., 2.70%, 11/18/19		3,980	3,987,153
Walmart, Inc., 3.63%, 12/15/47		805	825,135

			18,242,547
Food Products — 0.3%
Arcor SAIC, 6.00%, 07/06/23(b)		8,494	8,971,787
B&G Foods, Inc.:
4.63%, 06/01/21		475	477,375
5.25%, 04/01/25		816	817,020
Bestfoods, 6.63%, 04/15/28		125	158,077
China Huiyuan Juice Group Ltd., 6.50%, 08/16/20		1,000	995,115

Security	Par (000)		Value
Food Products (continued)
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 04/15/25(b)	USD	1,490	$1,579,400
Darling Global Finance BV, 4.75%, 05/30/22	EUR	416	532,584
Dean Foods Co., 6.50%, 03/15/23(b)	USD	500	495,000
Grupo Bimbo SAB de CV, 4.50%, 01/25/22		6,813	7,104,447
JBS USA LUX SA(b):
8.25%, 02/01/20		100	100,418
7.25%, 06/01/21		1,200	1,224,000
5.88%, 07/15/24		1,645	1,649,113
5.75%, 06/15/25		3,043	3,013,209
Kraft Heinz Foods Co., 2.00%, 07/02/18		1,000	998,855
Lamb Weston Holdings, Inc.(b):
4.63%, 11/01/24		477	484,155
4.88%, 11/01/26		800	816,000
Mead Johnson Nutrition Co., 4.13%, 11/15/25		1,000	1,041,021
Pilgrim’s Pride Corp.(b):
5.75%, 03/15/25		1,502	1,517,020
5.88%, 09/30/27		1,095	1,097,738
Post Holdings, Inc.(b):
5.50%, 03/01/25		1,335	1,375,050
5.00%, 08/15/26		3,526	3,442,257
5.75%, 03/01/27		3,459	3,462,286
5.63%, 01/15/28		1,020	1,015,538
Simmons Foods, Inc., 5.75%, 11/01/24(b)		385	377,300
SSMS Plantation Holdings Pte. Ltd., 7.75%, 01/23/23		2,210	2,215,821
TreeHouse Foods, Inc., 6.00%, 02/15/24(b)		530	549,875
Tyson Foods, Inc., 2.25%, 08/23/21		790	771,340
Unilever Capital Corp., 2.60%, 05/05/24		2,000	1,942,743

			48,224,544
Gas Utilities — 0.0%
AmeriGas Partners LP:
5.63%, 05/20/24		550	576,812
5.50%, 05/20/25		500	511,250
5.88%, 08/20/26		500	517,500
5.75%, 05/20/27		350	358,313
Atmos Energy Corp.:
4.15%, 01/15/43		395	420,028
4.13%, 10/15/44		270	286,613
Dominion Energy Gas Holdings LLC, 4.60%, 12/15/44		450	486,546
ENN Energy Holdings Ltd., 3.25%, 07/24/22		2,155	2,113,350
Ferrellgas LP:
6.50%, 05/01/21		100	97,000
6.75%, 06/15/23		200	189,000
Piedmont Natural Gas Co., Inc., 3.64%, 11/01/46		300	288,838
Southern California Gas Co., 3.15%, 09/15/24		800	805,649
Suburban Propane Partners LP, 5.50%, 06/01/24		350	344,750

			6,995,649
Health Care Equipment & Supplies — 0.2%
3AB Optique Developpement SAS, 4.00%, 10/01/23	EUR	356	445,848
Abbott Laboratories:
2.35%, 11/22/19	USD	1,205	1,201,637
2.90%, 11/30/21		910	907,149
Avantor, Inc.:
4.75%, 10/01/24	EUR	535	662,542
6.00%, 10/01/24(b)	USD	10,031	10,118,771
Becton Dickinson and Co., 2.40%, 06/05/20		1,005	994,759
Danaher Corp., 3.35%, 09/15/25		2,000	2,031,656

50	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Health Care Equipment & Supplies (continued)
DJO Finco, Inc., 8.13%, 06/15/21(b)	USD	416	$401,440
Hologic, Inc.(b):
5.25%, 07/15/22		815	845,970
4.38%, 10/15/25		981	981,000
Kinetic Concepts, Inc., 7.88%, 02/15/21(b)		450	466,875
Mallinckrodt International Finance SA:
4.88%, 04/15/20(b)		1,179	1,146,578
5.75%, 08/01/22(b)		651	597,292
4.75%, 04/15/23		350	287,000
5.63%, 10/15/23(b)		2,650	2,265,750
5.50%, 04/15/25(b)		3,095	2,553,375
Medtronic, Inc.:
3.15%, 03/15/22		5,000	5,063,263
3.50%, 03/15/25		2,000	2,035,910
4.38%, 03/15/35		1,997	2,189,627
4.63%, 03/15/45		2,000	2,265,903
Sotera Health Holdings LLC, 6.50%, 05/15/23(b)		113	117,803
Stryker Corp., 2.00%, 03/08/19		965	961,112
Teleflex, Inc., 4.63%, 11/15/27		350	348,687

			38,889,947
Health Care Providers & Services — 0.8%
Acadia Healthcare Co., Inc.:
5.63%, 02/15/23		1,514	1,532,471
6.50%, 03/01/24		240	250,800
Aetna, Inc.:
2.20%, 03/15/19		760	758,055
2.75%, 11/15/22		1,450	1,421,038
2.80%, 06/15/23		4,220	4,114,256
6.75%, 12/15/37		550	738,029
3.88%, 08/15/47		370	351,823
AHS Hospital Corp., 5.02%, 07/01/45		127	147,854
Air Medical Group Holdings, Inc., 6.38%, 05/15/23(b)		320	302,800
Anthem, Inc.:
2.30%, 07/15/18		1,000	1,001,227
2.50%, 11/21/20		770	765,741
Ascension Health, 3.95%, 11/15/46		500	513,789
Centene Corp.:
5.63%, 02/15/21		2,922	3,004,196
4.75%, 05/15/22		775	806,000
6.13%, 02/15/24		1,415	1,503,437
4.75%, 01/15/25		3,884	3,947,115
Community Health Systems, Inc.:
8.00%, 11/15/19		800	750,000
5.13%, 08/01/21		675	629,437
6.25%, 03/31/23		3,712	3,433,600
DaVita, Inc.:
5.75%, 08/15/22		1,000	1,030,625
5.13%, 07/15/24		2,994	3,016,545
5.00%, 05/01/25		1,075	1,070,969
Encompass Health Corp., 5.75%, 11/01/24		2,078	2,119,560
Envision Healthcare Corp.:
5.13%, 07/01/22(b)		7,177	7,123,172
5.63%, 07/15/22		725	737,688
6.25%, 12/01/24(b)		480	508,200
HCA Healthcare, Inc., 6.25%, 02/15/21		125	133,125
HCA, Inc.:
3.75%, 03/15/19		1,100	1,112,408
4.25%, 10/15/19		300	305,625
6.50%, 02/15/20		3,357	3,579,401
7.50%, 02/15/22		2,657	2,982,483
5.88%, 03/15/22		257	275,793

Security	Par (000)		Value
Health Care Providers & Services (continued)
4.75%, 05/01/23	USD	900	$935,100
5.88%, 05/01/23		5,324	5,709,990
5.00%, 03/15/24		8,075	8,408,094
5.38%, 02/01/25		3,089	3,154,641
5.25%, 04/15/25		2,040	2,140,286
5.88%, 02/15/26		500	525,000
5.25%, 06/15/26		1,632	1,707,480
4.50%, 02/15/27		2,504	2,494,610
5.50%, 06/15/47		5,484	5,587,648
Howard Hughes Medical Institute, 3.50%, 09/01/23		805	828,692
Kaiser Foundation Hospitals, 3.15%, 05/01/27		1,986	1,951,272
Kindred Healthcare, Inc.:
8.00%, 01/15/20		500	533,438
6.38%, 04/15/22		600	608,250
8.75%, 01/15/23		350	371,875
Laboratory Corp. of America Holdings, 2.63%, 02/01/20		1,000	998,565
LifePoint Health, Inc.:
5.50%, 12/01/21		800	814,000
5.88%, 12/01/23		330	330,412
MEDNAX, Inc., 5.25%, 12/01/23(b)		505	515,731
Memorial Sloan-Kettering Cancer Center, 4.20%, 07/01/55		200	207,924
Molina Healthcare, Inc., 5.38%, 11/15/22		530	552,525
Mount Sinai Hospitals Group, Inc., 3.98%, 07/01/48		281	275,982
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(b)		1,871	2,008,986
Northwell Healthcare, Inc., 4.26%, 11/01/47		181	181,225
Polaris Intermediate Corp., 8.50% ( 8.50% Cash or 9.25% PIK), 12/01/22(b)(g)		2,768	2,882,180
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 05/01/23(b)		1,103	1,158,150
Select Medical Corp., 6.38%, 06/01/21		500	511,250
Stanford Health Care, 3.80%, 11/15/48		222	223,946
Surgery Center Holdings, Inc.(b):
8.88%, 04/15/21		590	615,813
6.75%, 07/01/25		370	356,587
Synlab Bondco plc, 6.25%, 07/01/22	EUR	1,339	1,743,479
Synlab Unsecured Bondco plc, 8.25%, 07/01/23		582	780,224
Team Health Holdings, Inc., 6.38%, 02/01/25(b)	USD	1,465	1,366,113
Tenet Healthcare Corp.:
4.75%, 06/01/20		356	363,120
6.00%, 10/01/20		2,738	2,878,322
4.50%, 04/01/21		600	603,000
4.38%, 10/01/21		700	700,000
7.50%, 01/01/22(b)		1,739	1,840,210
8.13%, 04/01/22		8,860	9,142,457
6.75%, 06/15/23		196	193,079
4.63%, 07/15/24(b)		2,484	2,440,530
5.13%, 05/01/25(b)		1,699	1,675,639
7.00%, 08/01/25(b)		54	52,920
Unilabs Subholding AB, 5.75%, 05/15/25	EUR	313	392,471
UnitedHealth Group, Inc.:
2.13%, 03/15/21	USD	1,095	1,078,805
3.35%, 07/15/22		6,200	6,314,086
4.63%, 07/15/35		400	453,920
5.95%, 02/15/41		765	1,002,031
4.25%, 03/15/43		410	438,026
4.75%, 07/15/45		1,925	2,226,614
4.20%, 01/15/47		2,000	2,118,725
3.75%, 10/15/47		350	347,830

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Health Care Providers & Services (continued)
Universal Hospital Services, Inc., 7.63%, 08/15/20	USD	500	$502,500
Vizient, Inc., 10.38%, 03/01/24(b)		1,042	1,174,855
WellCare Health Plans, Inc., 5.25%, 04/01/25		810	845,802

			137,231,672
Health Care Technology — 0.0%
Quintiles IMS, Inc.:
4.88%, 05/15/23(b)		550	569,250
3.25%, 03/15/25(b)	EUR	525	664,876
3.25%, 03/15/25		690	873,837
5.00%, 10/15/26(b)	USD	700	713,125

			2,821,088
Hotels, Restaurants & Leisure — 0.7%
1011778 BC ULC(b):
4.63%, 01/15/22		450	459,563
4.25%, 05/15/24		2,820	2,770,650
5.00%, 10/15/25		10,525	10,538,156
Boyd Gaming Corp.:
6.88%, 05/15/23		500	528,750
6.38%, 04/01/26		530	568,425
Burger King France SAS:
(EURIBOR 3 Month + 5.25%), 5.25%, 05/01/23(i)	EUR	761	964,321
6.00%, 05/01/24		562	750,082
Caesars Resort Collection LLC, 5.25%, 10/15/25(b)	USD	3,555	3,528,729
Cedar Fair LP, 5.38%, 04/15/27(b)		380	396,150
Churchill Downs, Inc., 4.75%, 01/15/28(b)		350	345,187
Cirsa Funding Luxembourg SA:
5.75%, 05/15/21	EUR	200	257,876
5.88%, 05/15/23		580	747,631
Codere Finance 2 Luxembourg SA,
6.75%, 11/01/21		649	845,426
7.63%, 11/01/21(b)	USD	220	224,184
CPUK Finance Ltd.:
4.25%, 08/28/22	GBP	474	686,465
4.88%, 08/28/25		425	615,011
Diamond Resorts International, Inc., 7.75%, 09/01/23(b)	USD	300	328,500
Eldorado Resorts, Inc., 6.00%, 04/01/25		610	636,687
GLP Capital LP:
4.88%, 11/01/20		1,025	1,059,317
5.38%, 11/01/23		250	268,750
5.38%, 04/15/26		959	1,026,130
Gohl Capital Ltd., 4.25%, 01/24/27		3,149	3,172,662
Golden Nugget, Inc., 6.75%, 10/15/24(b)		2,569	2,655,704
Hilton Domestic Operating Co., Inc., 4.25%, 09/01/24		720	716,674
Hilton Worldwide Finance LLC:
4.63%, 04/01/25		650	654,472
4.88%, 04/01/27		425	434,562
International Game Technology plc:
5.63%, 02/15/20(b)		200	207,500
6.25%, 02/15/22(b)		500	535,475
4.75%, 02/15/23	EUR	791	1,102,320
6.50%, 02/15/25(b)	USD	1,150	1,279,375
IRB Holding Corp., 6.75%, 02/15/26(b)		878	888,975
Jack Ohio Finance LLC, 6.75%, 11/15/21(b)		600	631,500
KFC Holding Co.(b):
5.00%, 06/01/24		1,000	1,012,500
5.25%, 06/01/26		1,114	1,136,280
4.75%, 06/01/27		1,242	1,232,685

Security	Par (000)		Value
Hotels, Restaurants & Leisure (continued)
Ladbrokes Group Finance plc, 5.13%, 09/08/23	GBP	230	$361,328
Marriott International, Inc., 3.13%, 10/15/21	USD	1,250	1,253,452
MGM Resorts International:
8.63%, 02/01/19		700	736,750
5.25%, 03/31/20		1,776	1,838,160
6.75%, 10/01/20		6,191	6,655,325
6.63%, 12/15/21		7,760	8,468,100
7.75%, 03/15/22		3,817	4,339,814
6.00%, 03/15/23		950	1,026,000
4.63%, 09/01/26		340	343,400
NCL Corp. Ltd., 4.75%, 12/15/21(b)		500	516,875
Newco GB SAS, 8.00% ( 8.00% Cash or 8.75% PIK), 12/15/22(g)	EUR	233	296,745
NH Hotel Group SA, 3.75%, 10/01/23		515	673,766
Pinnacle Bidco plc, 6.38%, 02/15/25	GBP	331	479,957
Pinnacle Entertainment, Inc., 5.63%, 05/01/24	USD	550	588,500
Pizzaexpress Financing 2 plc, 6.63%, 08/01/21	GBP	310	415,945
Punch Taverns Finance B Ltd., 7.37%, 09/30/21		53	85,544
Sabre GLBL, Inc.(b):
5.38%, 04/15/23	USD	430	436,579
5.25%, 11/15/23		305	307,681
Scientific Games International, Inc.:
7.00%, 01/01/22(b)		10,596	11,178,780
10.00%, 12/01/22		4,948	5,424,245
5.00%, 10/15/25(b)		1,662	1,664,077
Silversea Cruise Finance Ltd., 7.25%, 02/01/25(b)		380	409,640
Sisal Group SpA, 7.00%, 07/31/23	EUR	430	555,117
Six Flags Entertainment Corp.(b):
4.88%, 07/31/24	USD	4,225	4,283,094
5.50%, 04/15/27		1,738	1,779,277
Snaitech SpA, 6.38%, 11/07/21	EUR	340	452,039
Starbucks Corp.:
4.30%, 06/15/45	USD	1,000	1,075,867
3.75%, 12/01/47		715	707,768
Station Casinos LLC, 5.00%, 10/01/25(b)		3,809	3,842,329
Stonegate Pub Co. Financing plc:
4.88%, 03/15/22	GBP	345	491,590
(LIBOR GBP 3 Month + 4.38%), 4.89%, 03/15/22(i)		275	391,435
Studio City Co. Ltd.:
7.25%, 11/30/21(b)	USD	550	580,250
7.25%, 11/30/21		1,700	1,793,500
Unique Pub Finance Co. plc (The):
5.66%, 06/30/27	GBP	884	1,423,785
6.46%, 03/30/32		500	698,792
Viking Cruises Ltd., 5.88%, 09/15/27(b)	USD	2,886	2,889,608
Wyndham Worldwide Corp., 4.15%, 04/01/24		452	452,978
Wynn Las Vegas LLC(b):
4.25%, 05/30/23		300	299,250
5.50%, 03/01/25		1,300	1,312,187
5.25%, 05/15/27		625	616,797

			114,353,000
Household Durables — 0.2%
Beazer Homes USA, Inc., 8.75%, 03/15/22		505	551,712
Brookfield Residential Properties, Inc.(b):
6.50%, 12/15/20		700	714,000
6.13%, 07/01/22		150	155,955
CalAtlantic Group, Inc.:
6.63%, 05/01/20		2,600	2,782,000
8.38%, 01/15/21		1,516	1,728,240
5.38%, 10/01/22		1,514	1,604,840
5.25%, 06/01/26		361	378,148

52	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Household Durables (continued)
K. Hovnanian Enterprises, Inc., 10.00%, 07/15/22(b)	USD	904	$987,620
Lennar Corp.:
4.50%, 06/15/19		450	458,460
4.50%, 11/15/19		205	209,623
4.75%, 04/01/21		680	702,950
4.13%, 01/15/22		425	429,951
4.75%, 11/15/22		450	466,470
4.88%, 12/15/23		2,040	2,116,500
4.50%, 04/30/24		475	480,368
4.75%, 05/30/25		375	384,375
4.75%, 11/29/27(b)		2,350	2,373,688
Mattamy Group Corp., 6.50%, 10/01/25(b)		1,591	1,676,516
MDC Holdings, Inc., 6.00%, 01/15/43		350	344,750
Meritage Homes Corp., 5.13%, 06/06/27		320	324,000
PulteGroup, Inc.:
4.25%, 03/01/21		550	563,063
5.50%, 03/01/26		1,648	1,769,540
5.00%, 01/15/27		400	415,480
6.38%, 05/15/33		1,895	2,120,031
Springs Industries, Inc., 6.25%, 06/01/21		1,140	1,164,225
Taylor Morrison Communities, Inc., 5.25%, 04/15/21(b)		100	101,720
Tempur Sealy International, Inc., 5.50%, 06/15/26		1,196	1,201,980
TRI Pointe Group, Inc.:
5.88%, 06/15/24		350	370,755
5.25%, 06/01/27		960	969,600

			27,546,560
Household Products — 0.1%
Diamond BC BV, 5.63%, 08/15/25	EUR	758	925,943
Energizer Holdings, Inc., 5.50%, 06/15/25(b)	USD	480	492,000
HRG Group, Inc., 7.75%, 01/15/22		700	729,400
Kimberly-Clark Corp., 3.90%, 05/04/47		400	412,272
Procter & Gamble Co. (The):
2.45%, 11/03/26		4,700	4,437,653
5.55%, 03/05/37		45	57,884
Spectrum Brands, Inc.:
6.63%, 11/15/22		5,300	5,492,125
5.75%, 07/15/25		790	831,475

			13,378,752
Independent Power and Renewable Electricity Producers — 0.3%
AES Corp.:
8.00%, 06/01/20		68	75,480
7.38%, 07/01/21		900	1,005,750
4.88%, 05/15/23		1,428	1,462,272
5.50%, 03/15/24		500	515,150
5.50%, 04/15/25		1,053	1,095,120
6.00%, 05/15/26		1,638	1,756,755
5.13%, 09/01/27		2,085	2,183,391
Calpine Corp.:
6.00%, 01/15/22(b)		525	541,590
5.38%, 01/15/23		900	888,750
5.88%, 01/15/24(b)		1,438	1,470,355
5.50%, 02/01/24		100	95,000
5.75%, 01/15/25		1,450	1,373,875
5.25%, 06/01/26(b)		4,441	4,357,731
Dynegy, Inc.:
7.38%, 11/01/22		3,394	3,585,421
5.88%, 06/01/23		300	307,125
7.63%, 11/01/24		1,193	1,288,917
8.00%, 01/15/25(b)		1,273	1,381,205
8.13%, 01/30/26(b)		1,512	1,667,434

Security	Par (000)		Value
Independent Power and Renewable Electricity Producers (continued)
Emirates Semb Corp. Water & Power Co. PJSC, 4.45%, 08/01/35	USD	2,225	$2,288,969
GCL New Energy Holdings Ltd., 7.10%, 01/30/21		1,855	1,854,124
InterGen NV, 7.00%, 06/30/23(b)		500	497,500
NRG Energy, Inc.:
6.25%, 07/15/22		675	699,469
6.25%, 05/01/24		1,144	1,195,914
7.25%, 05/15/26		425	462,868
6.63%, 01/15/27		5,039	5,331,262
5.75%, 01/15/28(b)		2,636	2,636,527
NRG Yield Operating LLC, 5.38%, 08/15/24		505	512,575
SMC Global Power Holdings Corp., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 8.24%), 7.50%(h)(i)		240	251,806
Southern Power Co., 1.95%, 12/15/19		1,120	1,106,048
Talen Energy Supply LLC:
4.60%, 12/15/21		600	567,300
6.50%, 06/01/25		961	800,033
10.50%, 01/15/26(b)		440	443,300

			43,699,016
Industrial Conglomerates — 0.2%
3M Co.:
3.88%, 06/15/44		750	772,454
3.13%, 09/19/46		500	452,403
3.63%, 10/15/47		250	249,126
CITIC Ltd., 4.00%, 01/11/28		2,440	2,384,773
General Electric Co.:
5.00%(a)(h)		15,296	15,487,200
3.10%, 01/09/23		5,000	4,971,612
6.75%, 03/15/32		187	241,951
6.15%, 08/07/37		215	269,302
5.88%, 01/14/38		1,001	1,222,248
6.88%, 01/10/39		152	207,168
Honeywell International, Inc., 2.50%, 11/01/26		4,286	4,064,173
Roper Technologies, Inc., 2.80%, 12/15/21		375	372,047

			30,694,457
Insurance — 1.0%
Achmea BV, (EURIBOR 3 Month + 4.55%), 4.25%(h)(i)	EUR	300	406,463
Aflac, Inc.:
3.63%, 06/15/23	USD	900	925,291
4.00%, 10/15/46		1,090	1,092,497
AIA Group Ltd., 2.25%, 03/11/19(b)		780	773,689
Alliant Holdings Intermediate LLC, 8.25%, 08/01/23(b)		2,111	2,227,105
Allstate Corp. (The):
4.50%, 06/15/43		960	1,066,038
4.20%, 12/15/46		240	254,567
American Equity Investment Life Holding Co., 5.00%, 06/15/27		350	360,614
American International Group, Inc.:
2.30%, 07/16/19		1,000	996,666
3.30%, 03/01/21		1,408	1,423,096
Ardonagh Midco 3 plc:
8.38%, 07/15/23	GBP	900	1,307,496
8.63%, 07/15/23(b)	USD	350	362,250
Assicurazioni Generali SpA(i):
(LIBOR GBP 3 Month + 2.20%), 6.42%(h)	GBP	200	316,520
(EURIBOR 3 Month + 7.11%), 7.75%, 12/12/42	EUR	400	640,019
(EURIBOR 3 Month + 5.35%), 5.50%, 10/27/47		2,820	4,232,040

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Insurance (continued)
AXIS Specialty Finance plc, 2.65%, 04/01/19	USD	1,361	$1,356,815
Berkshire Hathaway Finance Corp., 5.75%, 01/15/40		250	320,796
BNP Paribas Cardif SA, (EURIBOR 3 Month + 3.93%), 4.03%(h)(i)	EUR	100	140,734
China Reinsurance Finance Corp. Ltd., 3.38%, 03/09/22	USD	2,378	2,318,519
Chubb Corp. (The), 6.50%, 05/15/38		505	696,043
Chubb INA Holdings, Inc.:
2.70%, 03/13/23		940	925,507
3.35%, 05/15/24		590	595,481
CNO Financial Group, Inc., 5.25%, 05/30/25		370	380,175
Credit Agricole Assurances SA, (EUR Swap Annual 5 Year + 4.35%), 4.50%(h)(i)	EUR	500	711,954
FWD Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.08%), 5.50%(h)(i)	USD	760	760,000
Genworth Holdings, Inc., 7.63%, 09/24/21		550	537,460
Groupama SA:
(EURIBOR 3 Month + 5.77%), 6.37%(h)(i)	EUR	300	451,007
6.00%, 01/23/27		300	471,634
Hartford Financial Services Group, Inc. (The), 5.50%, 03/30/20	USD	1,150	1,218,382
Heungkuk Life Insurance Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.47%), 4.48%, 11/09/47(i)		1,091	1,073,073
HUB International Ltd., 7.88%, 10/01/21(b)		2,309	2,401,360
Liberty Mutual Group, Inc.(b):
(LIBOR USD 3 Month + 2.91%), 4.49%, 03/15/37(i)		2,150	2,112,375
7.80%, 03/15/37		2,957	3,740,605
Manulife Financial Corp., 5.38%, 03/04/46		1,000	1,207,361
Marsh & McLennan Cos., Inc.:
2.35%, 03/06/20		850	846,347
3.30%, 03/14/23		1,880	1,893,649
4.35%, 01/30/47		1,675	1,814,864
MetLife, Inc.:
3.05%, 12/15/22		3,000	2,993,890
6.38%, 06/15/34		720	943,741
4.88%, 11/13/43		220	246,638
4.05%, 03/01/45		1,500	1,492,903
4.60%, 05/13/46		200	216,782
Nationwide Financial Services, Inc., 6.75%, 05/15/37		900	1,008,000
NFP Corp., 6.88%, 07/15/25(b)		392	402,780
Nippon Life Insurance Co., (USD Swap Rate 5 Year + 2.88%), 4.00%, 09/19/47(b)(i)		35,725	34,964,058
NN Group NV, (EURIBOR 3 Month + 3.90%), 4.38%(h)(i)	EUR	350	487,427
Pricoa Global Funding I, 2.45%, 09/21/22(b)	USD	790	771,614
Principal Life Global Funding II, 2.20%, 04/08/20(b)		1,500	1,487,044
Progressive Corp. (The):
6.25%, 12/01/32		520	657,181
4.13%, 04/15/47		1,200	1,261,695
Prudential Financial, Inc.:
2.35%, 08/15/19		750	749,218
5.38%, 06/21/20		750	797,217
4.60%, 05/15/44		1,500	1,647,093
QBE Insurance Group Ltd., (USD Swap Semi 10 Year + 4.40%), 5.87%, 06/17/46(i)		677	728,995
Sumitomo Life Insurance Co., (LIBOR USD 3 Month + 2.99%), 4.00%, 09/14/77(b)(i)		35,875	34,886,384

Security	Par (000)		Value
Insurance (continued)
Travelers Cos., Inc. (The):
4.30%, 08/25/45	USD	500	$545,798
3.75%, 05/15/46		600	597,262
4.00%, 05/30/47		412	427,897
Union Life Insurance Co. Ltd., 3.00%, 09/19/21		708	674,336
USIS Merger Sub, Inc., 6.88%, 05/01/25(b)		354	364,620
Willis North America, Inc., 3.60%, 05/15/24		720	721,488
XLIT Ltd.:
(LIBOR USD 3 Month + 2.46%), 4.18%(h)(i)		34,810	32,677,888
2.30%, 12/15/18		250	250,070

			164,360,511
Internet & Direct Marketing Retail — 0.1%
Netflix, Inc.:
5.38%, 02/01/21		410	430,500
5.50%, 02/15/22		2,047	2,164,703
5.88%, 02/15/25		650	695,682
4.38%, 11/15/26		2,083	2,035,487
3.63%, 05/15/27	EUR	516	645,534
4.88%, 04/15/28(b)	USD	3,048	3,025,140
Shop Direct Funding plc, 7.75%, 11/15/22	GBP	860	1,141,657

			10,138,703
Internet Software & Services — 0.2%
Alibaba Group Holding Ltd.:
2.50%, 10/28/19	USD	1,185	1,182,531
3.13%, 11/28/21		500	504,305
2.80%, 06/06/23		245	240,267
3.60%, 11/28/24		500	506,017
3.40%, 12/06/27		1,185	1,150,016
4.50%, 11/28/34		600	643,443
4.00%, 12/06/37		2,000	2,000,868
4.20%, 12/06/47		250	249,819
Alphabet, Inc., 2.00%, 08/15/26		1,800	1,656,321
Baidu, Inc.:
2.75%, 06/09/19		550	549,493
3.00%, 06/30/20		1,000	999,307
2.88%, 07/06/22		1,015	995,330
GTT Communications, Inc., 7.88%, 12/31/24(b)		1,050	1,123,500
Rackspace Hosting, Inc., 8.63%, 11/15/24(b)		2,442	2,597,677
United Group BV:
4.38%, 07/01/22	EUR	427	545,120
4.88%, 07/01/24		475	608,384
VeriSign, Inc.:
4.63%, 05/01/23	USD	500	512,500
5.25%, 04/01/25		350	371,000
4.75%, 07/15/27		390	392,925
Zayo Group LLC:
6.00%, 04/01/23		5,911	6,162,218
6.38%, 05/15/25		1,388	1,455,665
5.75%, 01/15/27(b)		5,354	5,441,270
ZPG plc, 3.75%, 07/15/23	GBP	507	720,198

			30,608,174
IT Services — 0.3%
Automatic Data Processing, Inc., 3.38%, 09/15/25	USD	2,080	2,116,432
Conduent Finance, Inc., 10.50%, 12/15/24(b)		400	467,000
Exela Intermediate LLC, 10.00%, 07/15/23(b)		700	691,250
Fidelity National Information Services, Inc., 2.25%, 08/15/21		1,655	1,614,916
First Data Corp.(b):
5.38%, 08/15/23		945	974,532
7.00%, 12/01/23		7,232	7,616,236
5.00%, 01/15/24		1,245	1,277,681
5.75%, 01/15/24		9,283	9,596,301

54	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
IT Services (continued)
Gartner, Inc., 5.13%, 04/01/25(b)	USD	1,359	$1,413,360
HT Global IT Solutions Holdings Ltd., 7.00%, 07/14/21		485	508,039
International Business Machines Corp.:
3.63%, 02/12/24		560	576,114
3.45%, 02/19/26		1,000	1,014,497
5.88%, 11/29/32		435	553,462
4.70%, 02/19/46		1,500	1,733,462
Mastercard, Inc.:
3.38%, 04/01/24		2,250	2,288,052
2.95%, 11/21/26		1,840	1,801,938
3.80%, 11/21/46		1,250	1,282,483
Visa, Inc.:
4.15%, 12/14/35		1,275	1,380,323
4.30%, 12/14/45		2,590	2,870,113
WEX, Inc., 4.75%, 02/01/23(b)		2,216	2,249,240

			42,025,431
Leisure Products — 0.1%(b)
Mattel, Inc., 6.75%, 12/31/25		2,066	2,096,990
Universal Entertainment Corp., 8.50% ( 8.50% Cash or 8.50% PIK), 08/24/20(g)		8,252	8,499,824

			10,596,814
Life Sciences Tools & Services — 0.0%
Thermo Fisher Scientific, Inc., 2.40%, 02/01/19		3,000	3,001,078

Machinery — 0.2%
Amsted Industries, Inc., 5.00%, 03/15/22(b)		500	510,000
BCD Acquisition, Inc., 9.63%, 09/15/23(b)		450	491,625
BlueLine Rental Finance Corp., 9.25%, 03/15/24(b)		5,665	6,160,687
Caterpillar, Inc., 3.80%, 08/15/42		1,250	1,303,833
Colfax Corp., 3.25%, 05/15/25	EUR	622	796,160
Deere & Co.:
5.38%, 10/16/29	USD	695	819,808
3.90%, 06/09/42		900	950,742
Fortive Corp., 1.80%, 06/15/19		520	514,967
Grinding Media, Inc., 7.38%, 12/15/23(b)		4,414	4,700,910
Illinois Tool Works, Inc.:
3.50%, 03/01/24		2,526	2,611,155
3.90%, 09/01/42		500	516,150
Novelis Corp.(b):
6.25%, 08/15/24		6,463	6,769,992
5.88%, 09/30/26		7,096	7,313,067
Parker-Hannifin Corp., 4.10%, 03/01/47		1,000	1,058,335
Platin 1426 GmbH, 5.38%, 06/15/23	EUR	654	813,435
RBS Global, Inc., 4.88%, 12/15/25(b)	USD	1,353	1,369,913
Snap-on, Inc., 3.25%, 03/01/27		1,250	1,237,227
SPX FLOW, Inc.(b):
5.63%, 08/15/24		1,510	1,566,625
5.88%, 08/15/26		920	963,700
Terex Corp., 5.63%, 02/01/25(b)		1,510	1,549,638

			42,017,969
Marine — 0.0%
CMA CGM SA:
7.75%, 01/15/21	EUR	184	236,740
5.25%, 01/15/25		217	259,987
Silk Bidco A/S, 7.50%, 02/01/22		600	771,122
Stena AB, 7.00%, 02/01/24(b)	USD	500	471,250

			1,739,099
Media — 1.3%
Acosta, Inc., 7.75%, 10/01/22(b)		1,072	739,680

Security	Par (000)		Value
Media (continued)
Altice Financing SA(b):
6.63%, 02/15/23	USD	2,500	$2,532,250
7.50%, 05/15/26		6,044	6,278,205
Altice Finco SA, 8.13%, 01/15/24(b)		604	622,120
Altice Luxembourg SA:
7.25%, 05/15/22	EUR	1,784	2,169,829
7.75%, 05/15/22(b)	USD	7,080	6,796,800
6.25%, 02/15/25	EUR	610	739,101
7.63%, 02/15/25(b)	USD	1,000	917,500
Altice US Finance I Corp.(b):
5.38%, 07/15/23		8,926	9,137,992
5.50%, 05/15/26		950	971,375
AMC Entertainment Holdings, Inc.:
5.75%, 06/15/25		500	487,500
5.88%, 11/15/26		320	311,200
AMC Networks, Inc.:
4.75%, 12/15/22		500	510,000
5.00%, 04/01/24		1,815	1,842,225
4.75%, 08/01/25		2,981	2,977,274
Banijay Group SAS, 4.00%, 07/01/22	EUR	231	298,849
Block Communications, Inc., 6.88%, 02/15/25(b)	USD	350	364,000
Cablevision SA, 6.50%, 06/15/21(b)		8,527	8,995,729
Cablevision Systems Corp.:
8.00%, 04/15/20		3,480	3,736,650
5.88%, 09/15/22		450	454,500
Cequel Communications Holdings I LLC(b):
5.13%, 12/15/21		3,997	4,006,631
7.75%, 07/15/25		2,120	2,305,500
Charter Communications Operating LLC:
4.46%, 07/23/22		2,210	2,285,983
4.91%, 07/23/25		1,215	1,270,332
Cinemark USA, Inc., 4.88%, 06/01/23		500	506,250
Clear Channel International BV, 8.75%, 12/15/20(b)		1,578	1,654,928
Clear Channel Worldwide Holdings, Inc.:
7.63%, 03/15/20		3,360	3,334,800
6.50%, 11/15/22		17,953	18,466,305
Comcast Corp.:
1.63%, 01/15/22		3,000	2,878,187
4.20%, 08/15/34		1,050	1,097,964
4.40%, 08/15/35		250	268,158
3.20%, 07/15/36		3,000	2,782,110
4.60%, 08/15/45		850	930,154
3.40%, 07/15/46		2,000	1,821,876
3.97%, 11/01/47		1,397	1,394,179
CSC Holdings LLC:
8.63%, 02/15/19		100	105,500
6.75%, 11/15/21		1,000	1,072,500
10.13%, 01/15/23(b)		2,735	3,085,422
5.25%, 06/01/24		1,097	1,069,575
6.63%, 10/15/25(b)		3,729	3,990,030
10.88%, 10/15/25(b)		6,447	7,678,055
5.50%, 04/15/27(b)		970	982,125
5.38%, 02/01/28(b)		315	314,212
DISH DBS Corp.:
7.88%, 09/01/19		1,150	1,224,031
5.13%, 05/01/20		225	228,656
6.75%, 06/01/21		700	733,250
5.88%, 07/15/22		2,879	2,864,605
5.00%, 03/15/23		754	707,139
5.88%, 11/15/24		4,359	4,132,877
7.75%, 07/01/26		7,282	7,482,255

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Media (continued)
Gray Television, Inc.(b):
5.13%, 10/15/24	USD	325	$326,625
5.88%, 07/15/26		521	536,630
iHeartCommunications, Inc., 10.63%, 03/15/23		971	710,044
Lamar Media Corp.:
5.88%, 02/01/22		100	102,250
5.00%, 05/01/23		335	342,537
5.38%, 01/15/24		400	412,000
Liberty Interactive LLC, 8.25%, 02/01/30		350	384,125
Lions Gate Entertainment Corp., 5.88%, 11/01/24(b)		2,421	2,575,339
Live Nation Entertainment, Inc., 4.88%, 11/01/24(b)		538	548,760
MDC Partners, Inc., 6.50%, 05/01/24(b)		1,713	1,725,848
Meredith Corp., 6.88%, 02/01/26(b)		2,224	2,276,820
Midcontinent Communications, 6.88%, 08/15/23(b)		1,172	1,242,320
NBCUniversal Media LLC:
4.38%, 04/01/21		890	937,272
4.45%, 01/15/43		350	372,946
Nexstar Broadcasting, Inc., 5.63%, 08/01/24(b)		670	692,612
Omnicom Group, Inc., 4.45%, 08/15/20		2,300	2,396,933
Outfront Media Capital LLC:
5.25%, 02/15/22		500	509,900
5.63%, 02/15/24		300	307,125
Quebecor Media, Inc., 5.75%, 01/15/23		650	687,375
Radiate Holdco LLC, 6.63%, 02/15/25(b)		854	834,785
Regal Entertainment Group, 5.75%, 03/15/22		525	540,750
Sinclair Television Group, Inc.:
5.38%, 04/01/21		600	608,250
6.13%, 10/01/22		100	102,875
5.63%, 08/01/24(b)		325	334,750
Sirius XM Radio, Inc.(b):
3.88%, 08/01/22		625	622,656
4.63%, 05/15/23		350	354,375
6.00%, 07/15/24		1,200	1,257,000
5.38%, 04/15/25		795	818,850
5.38%, 07/15/26		580	593,775
5.00%, 08/01/27		1,245	1,237,655
Sky plc(b):
6.10%, 02/15/18		346	346,517
2.63%, 09/16/19		1,250	1,253,175
TEGNA, Inc.:
5.13%, 10/15/19		154	155,956
5.13%, 07/15/20		150	152,812
6.38%, 10/15/23		700	732,375
5.50%, 09/15/24(b)		425	442,000
Telenet Finance Luxembourg Notes SARL, 5.50%, 03/01/28(b)		2,000	1,990,000
Telenet Finance V Luxembourg SCA, 6.75%, 08/15/24	EUR	830	1,093,985
4.88%, 07/15/27		121	162,623
Time Warner, Inc., 4.70%, 01/15/21	USD	540	567,929
Townsquare Media, Inc., 6.50%, 04/01/23(b)		1,340	1,286,400
Tribune Media Co., 5.88%, 07/15/22		2,538	2,610,967
Unitymedia GmbH:
6.13%, 01/15/25(b)		600	631,320
3.75%, 01/15/27	EUR	300	379,255
Unitymedia Hessen GmbH & Co. KG:
5.00%, 01/15/25(b)	USD	980	1,004,500
4.63%, 02/15/26	EUR	158	213,320
3.50%, 01/15/27		244	314,857
6.25%, 01/15/29		1,927	2,686,979

Security	Par (000)		Value
Media (continued)
Univision Communications, Inc.(b):
5.13%, 05/15/23	USD	680	$676,940
5.13%, 02/15/25		2,310	2,240,700
UPC Holding BV, 5.50%, 01/15/28(b)		400	383,752
UPCB Finance IV Ltd.:
5.38%, 01/15/25(b)		1,522	1,548,635
4.00%, 01/15/27	EUR	958	1,249,065
UPCB Finance VII Ltd., 3.63%, 06/15/29		500	611,401
Viacom, Inc.(i):
(LIBOR USD 3 Month + 3.90%), 5.88%, 02/28/57	USD	9,075	9,188,438
(LIBOR USD 3 Month + 3.90%), 6.25%, 02/28/57		17,700	18,253,125
Videotron Ltd.(b):
5.38%, 06/15/24		400	425,000
5.13%, 04/15/27		2,013	2,088,487
Videotron Ltd., 5.00%, 07/15/22		450	469,125
Virgin Media Receivables Financing Notes I DAC, 5.50%, 09/15/24	GBP	1,441	2,094,236
Vue International Bidco plc, 7.88%, 07/15/20		800	1,158,086
Walt Disney Co. (The), 1.85%, 07/30/26	USD	2,000	1,804,416
WMG Acquisition Corp.:
6.75%, 04/15/22(b)		400	415,000
4.13%, 11/01/24	EUR	425	557,762
Ziggo Bond Co. BV, 7.13%, 05/15/24		1,249	1,700,118
Ziggo Bond Finance BV:
4.63%, 01/15/25		452	579,385
5.88%, 01/15/25(b)	USD	2,881	2,858,500
6.00%, 01/15/27(b)		400	394,000
Ziggo Secured Finance BV, 5.50%, 01/15/27(b)		1,901	1,886,743

			222,557,434
Metals & Mining — 0.8%
ABJA Investment Co. Pte. Ltd., 5.95%, 07/31/24		1,523	1,599,698
Alcoa Nederland Holding BV(b):
6.75%, 09/30/24		500	545,625
7.00%, 09/30/26		885	981,022
Aleris International, Inc., 9.50%, 04/01/21(b)		510	539,860
Allegheny Technologies, Inc.:
5.95%, 01/15/21		497	513,152
7.88%, 08/15/23		350	384,815
Anglo American Capital plc, 4.13%, 04/15/21(b)		204	208,947
ArcelorMittal:
5.75%, 08/05/20		300	316,500
6.00%, 03/01/21		700	749,000
3.00%, 04/09/21	EUR	200	267,410
3.13%, 01/14/22		100	135,328
6.75%, 02/25/22	USD	800	886,000
6.13%, 06/01/25		500	568,750
7.50%, 10/15/39		1,000	1,290,000
7.25%, 03/01/41		450	571,500
Big River Steel LLC, 7.25%, 09/01/25(b)		1,338	1,435,005
BlueScope Steel Finance Ltd., 6.50%, 05/15/21(b)		325	338,000
Bukit Makmur Mandiri Utama PT, 7.75%, 02/13/22		3,500	3,703,721
Cleveland-Cliffs, Inc., 5.75%, 03/01/25(b)		820	802,575
Constellium NV:
4.63%, 05/15/21	EUR	420	531,691
5.75%, 05/15/24(b)	USD	666	680,985
4.25%, 02/15/26	EUR	379	478,698
5.88%, 02/15/26(b)	USD	2,609	2,661,180
Eldorado Gold Corp., 6.13%, 12/15/20(b)		375	368,437
Energy Resources LLC, 8.00%, 09/30/22(a)		634	658,303

56	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Metals & Mining (continued)
First Quantum Minerals Ltd.(b):
7.00%, 02/15/21	USD	3,055	$3,161,925
7.50%, 04/01/25		409	438,162
FMG Resources August 2006 Pty. Ltd.(b):
9.75%, 03/01/22		1,994	2,198,983
4.75%, 05/15/22		555	563,325
5.13%, 05/15/24		545	551,813
Freeport-McMoRan, Inc.:
2.38%, 03/15/18		7,449	7,446,765
3.10%, 03/15/20		3,808	3,808,000
4.00%, 11/14/21		1,650	1,667,325
3.55%, 03/01/22		6,992	6,939,560
6.88%, 02/15/23		500	548,750
3.88%, 03/15/23		8,017	7,966,894
4.55%, 11/14/24		600	609,750
5.40%, 11/14/34		1,341	1,398,663
5.45%, 03/15/43		10,057	10,308,425
Hudbay Minerals, Inc., 7.63%, 01/15/25(b)		410	451,000
Joseph T Ryerson & Son, Inc., 11.00%, 05/15/22(b)		714	810,012
JSW Steel Ltd., 5.25%, 04/13/22		2,600	2,649,078
Kinross Gold Corp.:
5.13%, 09/01/21		300	315,000
4.50%, 07/15/27(b)		884	892,840
6.88%, 09/01/41		405	469,800
New Gold, Inc., 6.25%, 11/15/22(b)		350	358,750
Newcastle Coal Infrastructure Group Pty. Ltd., 4.40%, 09/29/27		1,750	1,720,742
Newmont Mining Corp., 3.50%, 03/15/22		722	729,850
Northwest Acquisitions ULC, 7.13%, 11/01/22(b)		395	406,850
Nyrstar Netherlands Holdings BV, 6.88%, 03/15/24	EUR	961	1,270,273
Ovako AB, 5.00%, 10/05/22		600	763,960
Press Metal Labuan Ltd., 4.80%, 10/30/22	USD	1,950	1,951,498
Rio Tinto Finance USA Ltd., 5.20%, 11/02/40		1,000	1,203,984
Rio Tinto Finance USA plc, 4.13%, 08/21/42		94	100,325
Schmolz+Bickenbach Luxembourg Finance SA, 5.63%, 07/15/22	EUR	190	247,097
Shandong Iron And Steel Xinheng International Co. Ltd., 6.50%, 06/14/21	USD	640	644,800
Signode Industrial Group Lux SA, 6.38%, 05/01/22(b)		841	874,640
Southern Copper Corp., 5.38%, 04/16/20		13,515	14,274,620
Steel Dynamics, Inc.:
5.13%, 10/01/21		3,055	3,131,375
5.50%, 10/01/24		275	286,000
4.13%, 09/15/25		943	933,287
5.00%, 12/15/26		320	332,800
SunCoke Energy Partners LP, 7.50%, 06/15/25(b)		500	523,750
Teck Resources Ltd., 8.50%, 06/01/24(b)		3,675	4,148,156
Teck Resources Ltd.:
4.75%, 01/15/22		450	465,750
3.75%, 02/01/23		5,603	5,617,008
6.13%, 10/01/35		450	506,812
6.00%, 08/15/40		943	1,047,909
6.25%, 07/15/41		650	753,187
5.20%, 03/01/42		2,521	2,539,908
5.40%, 02/01/43		2,247	2,308,793
thyssenkrupp AG:
2.75%, 03/08/21	EUR	200	263,829
1.38%, 03/03/22		1,125	1,421,751
2.50%, 02/25/25		200	267,583

Security	Par (000)		Value
Metals & Mining (continued)
United States Steel Corp.:
8.38%, 07/01/21(b)	USD	1,523	$1,644,840
6.88%, 08/15/25		1,349	1,416,450
Vale Overseas Ltd., 4.38%, 01/11/22		1,190	1,234,625
Vedanta Resources plc:
8.25%, 06/07/21		2,808	3,092,450
7.13%, 05/31/23		4,150	4,430,125

			135,326,049
Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Starwood Property Trust, Inc.:
5.00%, 12/15/21		1,907	1,986,846
4.75%, 03/15/25(b)		810	799,875

			2,786,721
Multiline Retail — 0.1%
B&M European Value Retail SA, 4.13%, 02/01/22	GBP	350	513,347
Dollar Tree, Inc.:
5.25%, 03/01/20	USD	587	595,732
5.75%, 03/01/23		4,335	4,530,075
JC Penney Corp., Inc.:
8.13%, 10/01/19		126	131,670
5.88%, 07/01/23(b)		315	302,794
6.38%, 10/15/36		1,163	790,840
7.63%, 03/01/97		300	202,500
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21(b)		2,080	1,326,000
Target Corp., 4.00%, 07/01/42		800	817,654

			9,210,612
Multi-Utilities — 0.2%
Ameren Illinois Co., 3.70%, 12/01/47		500	499,652
Berkshire Hathaway Energy Co.:
2.38%, 01/15/21(b)		380	377,376
3.25%, 04/15/28(b)		445	437,970
6.13%, 04/01/36		731	959,339
4.50%, 02/01/45		1,750	1,919,363
3.80%, 07/15/48(b)		1,000	991,984
CenterPoint Energy, Inc., 2.50%, 09/01/22		1,125	1,096,798
Consolidated Edison Co. of New York, Inc.:
6.75%, 04/01/38		400	561,888
4.50%, 12/01/45		1,650	1,849,870
3.88%, 06/15/47		700	712,992
4.63%, 12/01/54		250	280,671
Dominion Energy, Inc., 2.58%, 07/01/20		400	397,018
Integrys Holding, Inc., (LIBOR USD 3 Month + 2.12%), 3.60%, 12/01/66(i)		17,845	17,488,100
Puget Sound Energy, Inc.:
5.80%, 03/15/40		250	324,407
5.64%, 04/15/41		250	317,606
RWE AG, (EUR Swap Annual 5 Year + 2.64%), 2.75%, 04/21/75(i)	EUR	200	258,242
San Diego Gas & Electric Co., 3.75%, 06/01/47	USD	700	711,629
Sempra Energy:
(LIBOR USD 3 Month + 0.50%), 2.21%, 01/15/21(i)		1,110	1,112,030
3.40%, 02/01/28		1,190	1,166,068

			31,463,003
Oil, Gas & Consumable Fuels — 2.9%
ABM Investama Tbk. PT, 7.13%, 08/01/22		535	552,453
Abu Dhabi Crude Oil Pipeline LLC, 3.65%, 11/02/29		3,525	3,441,281
AE-Rotor Holding BV, 4.97%, 03/28/18		293	292,787

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Alta Mesa Holdings LP, 7.88%, 12/15/24	USD	830	$913,000
Andeavor Logistics LP:
6.25%, 10/15/22		292	307,114
3.50%, 12/01/22		780	779,719
(LIBOR USD 3 Month + 4.65%), 6.87%(h)(i)		47,097	48,695,472
Antero Midstream Partners LP, 5.38%, 09/15/24		450	463,500
Antero Resources Corp.:
5.38%, 11/01/21		675	691,031
5.13%, 12/01/22		1,292	1,319,791
5.63%, 06/01/23		640	662,400
5.00%, 03/01/25		400	408,000
Apache Corp., 3.25%, 04/15/22		1,345	1,349,399
Ascent Resources Utica Holdings LLC, 10.00%, 04/01/22(b)		1,055	1,161,819
Blue Racer Midstream LLC, 6.13%, 11/15/22(b)		500	518,750
BP Capital Markets plc:
2.24%, 05/10/19		825	823,962
2.52%, 01/15/20		275	275,709
4.50%, 10/01/20		825	865,672
4.74%, 03/11/21		715	759,329
3.06%, 03/17/22		3,000	3,033,119
2.52%, 09/19/22		1,165	1,148,093
3.02%, 01/16/27		2,000	1,947,094
3.72%, 11/28/28		200	205,021
Buckeye Partners LP, (LIBOR USD 3 Month + 4.02%), 6.38%, 01/22/78(i)		8,825	8,992,212
California Resources Corp., 8.00%, 12/15/22(b)		1,005	844,200
Calumet Specialty Products Partners LP, 6.50%, 04/15/21		328	328,000
Capital Stage Finance BV, (EUR Swap Annual 5 Year + 1.10%), 5.25%(h)(i)(k)	EUR	200	274,383
Carrizo Oil & Gas, Inc., 6.25%, 04/15/23	USD	1,041	1,074,833
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24		2,919	3,320,363
5.88%, 03/31/25		6,247	6,731,142
5.13%, 06/30/27		4,150	4,284,875
Cheniere Energy Partners LP, 5.25%, 10/01/25(b)		2,818	2,870,838
Chesapeake Energy Corp., 8.00%, 12/15/22(b)		2,250	2,413,125
Chevron Corp., 2.90%, 03/03/24		1,935	1,917,647
CNX Resources Corp.:
5.88%, 04/15/22		21,243	21,829,094
8.00%, 04/01/23		90	95,711
ConocoPhillips, 6.50%, 02/01/39		745	1,028,825
ConocoPhillips Co.:
4.95%, 03/15/26		1,500	1,671,150
4.30%, 11/15/44		1,000	1,078,609
5.95%, 03/15/46		600	801,644
CONSOL Energy, Inc., 11.00%, 11/15/25(b)		746	794,490
Continental Resources, Inc., 4.38%, 01/15/28(b)		1,538	1,532,463
Continental Resources, Inc.:
5.00%, 09/15/22		1,500	1,518,750
4.50%, 04/15/23		1,150	1,164,375
3.80%, 06/01/24		650	637,000
4.90%, 06/01/44		500	498,750
Corral Petroleum Holdings AB, 11.75% ( 11.75% Cash or 13.25% PIK), 05/15/21(a)(g)	EUR	650	888,999
Covey Park Energy LLC, 7.50%, 05/15/25(b)	USD	1,995	2,104,725
Crestwood Midstream Partners LP:
6.25%, 04/01/23		690	719,325
5.75%, 04/01/25		350	361,375
CrownRock LP, 5.63%, 10/15/25(b)		5,599	5,654,990
CVR Refining LLC, 6.50%, 11/01/22		350	360,500

Security	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
DCP Midstream Operating LP:
5.35%, 03/15/20(b)	USD	350	$364,000
4.75%, 09/30/21(b)		600	624,180
3.88%, 03/15/23		300	299,250
6.45%, 11/03/36(b)		601	662,602
6.75%, 09/15/37(b)		1,535	1,738,388
(LIBOR USD 3 Month + 3.85%), 5.85%, 05/21/43(b)(i)		375	361,406
DEA Finance SA, 7.50%, 10/15/22	EUR	500	682,880
Denbury Resources, Inc., 9.25%, 03/31/22(b)	USD	2,516	2,578,900
Diamondback Energy, Inc., 5.38%, 05/31/25		345	358,369
Eclipse Resources Corp., 8.88%, 07/15/23		320	333,600
Enbridge Energy Partners LP, 4.38%, 10/15/20		1,710	1,774,117
Enbridge, Inc.:
2.90%, 07/15/22		1,210	1,190,517
(LIBOR USD 3 Month + 3.89%), 6.00%, 01/15/77(i)		36,600	38,521,500
(LIBOR USD 3 Month + 3.42%), 5.50%, 07/15/77(i)		5,175	5,175,362
Endeavor Energy Resources LP(b):
5.50%, 01/30/26		929	940,613
5.75%, 01/30/28		360	366,300
Energy Transfer Equity LP:
7.50%, 10/15/20		991	1,089,178
4.25%, 03/15/23		1,552	1,559,760
5.88%, 01/15/24		2,893	3,131,672
5.50%, 06/01/27		989	1,042,179
Energy Transfer LP:
6.70%, 07/01/18		96	97,791
3.60%, 02/01/23		640	636,892
EnLink Midstream Partners LP, (LIBOR USD 3 Month + 4.11%), 6.00%(h)(i)		9,900	9,801,000
Enterprise Products Operating LLC, 2.55%, 10/15/19		1,000	1,000,603
EP Energy LLC:
9.38%, 05/01/20		55	52,388
9.38%, 05/01/24(b)		1,766	1,496,685
8.00%, 11/29/24(b)		4,064	4,277,360
Extraction Oil & Gas, Inc.(b):
7.38%, 05/15/24		280	303,100
5.63%, 02/01/26		2,252	2,254,252
Exxon Mobil Corp.:
3.18%, 03/15/24		465	471,992
4.11%, 03/01/46		1,645	1,778,712
Genesis Energy LP:
6.75%, 08/01/22		500	518,750
6.50%, 10/01/25		1,117	1,136,547
GNL Quintero SA, 4.63%, 07/31/29		10,344	10,809,480
Gulfport Energy Corp.:
6.63%, 05/01/23		1,012	1,044,890
6.00%, 10/15/24		686	691,145
6.38%, 05/15/25		1,141	1,163,820
Halcon Resources Corp., 6.75%, 02/15/25(b)		1,916	2,016,590
Harvest Operations Corp., 3.00%, 09/21/22		3,175	3,109,578
Hess Infrastructure Partners LP, 5.63%, 02/15/26(b)		1,625	1,649,375
Hilcorp Energy I LP(b):
5.00%, 12/01/24		100	100,500
5.75%, 10/01/25		550	566,500
Holly Energy Partners LP, 6.00%, 08/01/24(b)		350	365,750
Jonah Energy LLC, 7.25%, 10/15/25(b)		425	428,719

58	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Kinder Morgan Energy Partners LP, 5.00%, 10/01/21	USD	2,100	$2,226,133
Kinder Morgan, Inc.:
3.05%, 12/01/19		785	789,131
3.15%, 01/15/23		780	771,000
Matador Resources Co., 6.88%, 04/15/23		234	246,285
Medco Platinum Road Pte. Ltd., 6.75%, 01/30/25		975	965,315
Medco Straits Services Pte. Ltd., 8.50%, 08/17/22		3,250	3,474,322
MEG Energy Corp.(b):
6.38%, 01/30/23		1,497	1,287,420
7.00%, 03/31/24		4,595	3,980,419
6.50%, 01/15/25		2,580	2,521,950
Moss Creek Resources Holdings, Inc., 7.50%, 01/15/26(b)		475	494,594
Murphy Oil Corp.:
4.00%, 06/01/22		400	399,500
4.45%, 12/01/22		1,029	1,034,145
6.88%, 08/15/24		400	427,264
5.75%, 08/15/25		465	476,625
5.88%, 12/01/42		407	392,755
Navios Maritime Acquisition Corp., 8.13%, 11/15/21(b)		400	341,000
Newfield Exploration Co.:
5.75%, 01/30/22		600	639,000
5.63%, 07/01/24		750	802,500
5.38%, 01/01/26		485	512,281
NGL Energy Partners LP:
5.13%, 07/15/19		1,285	1,304,275
6.88%, 10/15/21		770	788,287
7.50%, 11/01/23		550	573,375
NGPL PipeCo LLC(b):
4.38%, 08/15/22		1,363	1,377,039
4.88%, 08/15/27		550	565,125
7.77%, 12/15/37		3,942	4,917,645
NuStar Logistics LP, 5.63%, 04/28/27		400	418,380
Oasis Petroleum, Inc.:
6.50%, 11/01/21		607	619,899
6.88%, 03/15/22		773	796,190
6.88%, 01/15/23		160	164,800
Occidental Petroleum Corp.:
4.10%, 02/01/21		1,005	1,044,459
2.60%, 04/15/22		975	963,757
4.63%, 06/15/45		125	137,653
4.40%, 04/15/46		745	808,577
Origin Energy Finance Ltd., (EUR Swap Annual 5 Year + 3.67%), 4.00%, 09/16/74(i)	EUR	950	1,236,087
Parsley Energy LLC(b):
5.38%, 01/15/25	USD	948	957,480
5.63%, 10/15/27		1,684	1,730,310
PBF Holding Co. LLC, 7.25%, 06/15/25		500	526,675
PDC Energy, Inc., 5.75%, 05/15/26(b)		430	437,525
Peabody Energy Corp.(b):
6.00%, 03/31/22		335	347,968
6.38%, 03/31/25		335	351,750
Pioneer Natural Resources Co.:
7.50%, 01/15/20		120	130,945
3.45%, 01/15/21		1,480	1,505,826
Plains All American Pipeline LP, (LIBOR USD 3 Month + 4.11%), 6.13%(h)(i)		33,500	33,709,375

Security	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
PTTEP Treasury Center Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.72%), 4.60%(h)(i)	USD	1,600	$1,617,122
Puma International Financing SA(b):
6.75%, 02/01/21		302	306,687
5.13%, 10/06/24		350	356,622
QEP Resources, Inc.:
5.38%, 10/01/22		904	932,250
5.25%, 05/01/23		400	408,000
5.63%, 03/01/26		350	357,000
Raffinerie Heide GmbH, 6.38%, 12/01/22	EUR	275	348,255
Range Resources Corp.:
5.88%, 07/01/22	USD	2,672	2,778,880
5.00%, 08/15/22		400	403,000
5.00%, 03/15/23		1,000	1,002,500
4.88%, 05/15/25		1,320	1,282,050
Repsol International Finance BV(i):
(EUR Swap Annual 6 Year + 3.56%), 3.88%(h)	EUR	500	673,039
(EUR Swap Annual 10 Year + 4.20%), 4.50%, 03/25/75		1,225	1,718,616
Resolute Energy Corp., 8.50%, 05/01/20	USD	993	1,000,448
Rockies Express Pipeline LLC(b):
6.85%, 07/15/18		471	479,949
6.00%, 01/15/19		524	536,628
5.63%, 04/15/20		790	829,500
6.88%, 04/15/40		3,766	4,410,928
RSP Permian, Inc.:
6.63%, 10/01/22		1,402	1,472,100
5.25%, 01/15/25		1,730	1,794,875
Sabine Pass Liquefaction LLC, 5.63%, 02/01/21		1,325	1,411,229
Sable Permian Resources Land LLC, 13.00%, 11/30/20(b)		375	431,250
Sanchez Energy Corp.:
7.75%, 06/15/21		4,883	4,809,657
6.13%, 01/15/23		1,992	1,738,020
Santos Finance Ltd., 4.13%, 09/14/27		4,400	4,306,491
Seven Generations Energy Ltd.(b):
6.88%, 06/30/23		2,073	2,207,745
5.38%, 09/30/25		1,652	1,668,520
SM Energy Co.:
6.13%, 11/15/22		350	363,563
6.50%, 01/01/23		578	589,560
5.00%, 01/15/24		225	221,062
5.63%, 06/01/25		2,984	2,954,160
6.75%, 09/15/26		528	550,440
Southern Star Central Corp., 5.13%, 07/15/22(b)		184	189,520
Southwestern Energy Co.:
4.10%, 03/15/22		800	788,000
6.70%, 01/23/25		1,332	1,355,310
7.50%, 04/01/26		1,484	1,552,635
7.75%, 10/01/27		849	887,205
SRC Energy, Inc., 6.25%, 12/01/25(b)		400	412,000
Summit Midstream Holdings LLC, 5.75%, 04/15/25		314	316,355
Sunoco LP(b):
4.88%, 01/15/23		2,045	2,082,873
5.50%, 02/15/26		80	81,676
5.88%, 03/15/28		571	583,134
Tallgrass Energy Partners LP(b):
5.50%, 09/15/24		1,031	1,054,198
5.50%, 01/15/28		2,518	2,511,705

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Targa Resources Partners LP, 5.00%, 01/15/28(b)	USD	550	$544,500
Targa Resources Partners LP:
4.13%, 11/15/19		750	751,875
5.25%, 05/01/23		500	510,625
4.25%, 11/15/23		1,590	1,566,150
6.75%, 03/15/24		400	427,000
5.13%, 02/01/25		620	624,650
5.38%, 02/01/27		275	279,812
TerraForm Power Operating LLC(b):
4.25%, 01/31/23		1,200	1,188,000
5.00%, 01/31/28		1,354	1,335,383
Texas Eastern Transmission LP, 2.80%, 10/15/22(b)		1,070	1,049,089
Total Capital Canada Ltd., 2.75%, 07/15/23		1,500	1,487,693
TransCanada PipeLines Ltd.:
3.13%, 01/15/19		1,095	1,103,882
3.80%, 10/01/20		615	633,325
2.50%, 08/01/22		225	220,905
4.88%, 01/15/26		3,000	3,301,700
4.63%, 03/01/34		835	913,660
6.10%, 06/01/40		200	258,853
Transcanada Trust(i):
(LIBOR USD 3 Month + 4.64%), 5.87%, 08/15/76		31,129	33,899,481
(LIBOR USD 3 Month + 3.21%), 5.30%, 03/15/77		29,450	30,443,937
Tullow Oil plc:
6.00%, 11/01/20		400	404,000
6.00%, 11/01/20(b)		340	343,400
Ultra Resources, Inc.(b):
6.88%, 04/15/22		465	469,650
7.13%, 04/15/25		350	349,125
Whiting Petroleum Corp.:
1.25%, 04/01/20(k)		2,580	2,399,400
5.75%, 03/15/21		600	621,000
6.63%, 01/15/26(b)		2,684	2,747,745
Williams Cos., Inc. (The):
3.70%, 01/15/23		550	545,875
4.55%, 06/24/24		1,722	1,767,202
5.75%, 06/24/44		5,675	6,228,313
WPX Energy, Inc.:
7.50%, 08/01/20		164	177,120
6.00%, 01/15/22		1,784	1,877,660
8.25%, 08/01/23		799	916,852
5.25%, 09/15/24		2,580	2,612,250
Yancoal International Resources Development Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 8.30%), 5.75%(h)(i)		1,495	1,517,229
Yankuang Group Cayman Ltd., 4.75%, 11/30/20		1,535	1,522,534

			492,983,773
Paper & Forest Products — 0.0%
Mercer International, Inc., 6.50%, 02/01/24		494	524,875
Norbord, Inc., 6.25%, 04/15/23(b)		284	308,140
Resolute Forest Products, Inc., 5.88%, 05/15/23		450	466,312
Sappi Papier Holding GmbH, 4.00%, 04/01/23	EUR	300	390,068
Stora Enso OYJ, 2.50%, 06/07/27		350	445,363

			2,134,758
Personal Products — 0.0%
Avon International Operations, Inc., 7.88%, 08/15/22(b)	USD	345	352,331
Edgewell Personal Care Co., 4.70%, 05/19/21		750	766,875

Security	Par (000)		Value
Personal Products (continued)
Estee Lauder Cos., Inc. (The), 4.15%, 03/15/47	USD	500	$536,121
First Quality Finance Co., Inc., 4.63%, 05/15/21(b)		400	402,500

			2,057,827
Pharmaceuticals — 0.5%
Allergan Funding SCS:
2.35%, 03/12/18		1,000	1,000,515
2.45%, 06/15/19		1,000	997,832
3.00%, 03/12/20		3,000	3,011,793
3.45%, 03/15/22		3,120	3,137,990
AstraZeneca plc:
1.95%, 09/18/19		1,000	992,035
3.38%, 11/16/25		2,000	1,991,835
4.38%, 11/16/45		500	526,839
Bristol-Myers Squibb Co., 4.50%, 03/01/44		750	850,691
Catalent Pharma Solutions, Inc., 4.75%, 12/15/24	EUR	200	264,918
Eli Lilly & Co.:
3.10%, 05/15/27	USD	1,240	1,231,990
3.70%, 03/01/45		960	963,673
3.95%, 05/15/47		305	318,114
Endo Dac, 6.00%, 07/15/23(b)		546	427,928
Endo Finance LLC, 7.25%, 01/15/22(b)		990	861,300
GlaxoSmithKline Capital, Inc.:
2.80%, 03/18/23		5,000	4,980,272
6.38%, 05/15/38		585	807,923
inVentiv Group Holdings, Inc., 7.50%, 10/01/24(b)		1,040	1,128,400
Johnson & Johnson:
2.63%, 01/15/25		820	801,742
4.38%, 12/05/33		705	788,227
3.55%, 03/01/36		270	274,404
3.63%, 03/03/37		875	897,693
3.70%, 03/01/46		3,040	3,110,103
Merck & Co., Inc.:
2.75%, 02/10/25		1,600	1,565,420
4.15%, 05/18/43		1,395	1,508,309
3.70%, 02/10/45		500	504,895
Mylan NV, 2.50%, 06/07/19		1,870	1,862,796
Nidda BondCo GmbH, 5.00%, 09/30/25	EUR	219	270,694
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24		450	563,027
Novartis Capital Corp.:
3.40%, 05/06/24	USD	2,100	2,148,678
3.10%, 05/17/27		5,400	5,374,736
4.40%, 05/06/44		765	860,745
Pfizer, Inc.:
3.00%, 12/15/26		2,000	1,969,769
4.00%, 12/15/36		1,000	1,069,031
7.20%, 03/15/39		1,305	1,956,698
4.13%, 12/15/46		1,100	1,175,290
Shire Acquisitions Investments Ireland DAC:
1.90%, 09/23/19		1,030	1,016,636
2.40%, 09/23/21		4,340	4,237,895
Teva Pharmaceutical Finance Netherlands II BV, 1.25%, 03/31/23	EUR	790	899,507
Teva Pharmaceutical Finance Netherlands III BV, 1.70%, 07/19/19	USD	1,023	999,336
Valeant Pharmaceuticals International, Inc.(b):
7.50%, 07/15/21		1,614	1,620,053
6.75%, 08/15/21		854	845,460
5.63%, 12/01/21		2,008	1,935,310
6.50%, 03/15/22		2,161	2,264,296

60	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Pharmaceuticals (continued)
5.50%, 03/01/23	USD	2,349	$2,101,627
5.88%, 05/15/23		7,069	6,386,488
7.00%, 03/15/24		3,682	3,915,586
6.13%, 04/15/25		3,934	3,521,717
5.50%, 11/01/25		3,832	3,860,740
Valeant Pharmaceuticals International, Inc., 4.50%, 05/15/23	EUR	275	305,680

			84,106,636
Professional Services — 0.0%
Booz Allen Hamilton, Inc., 5.13%, 05/01/25(b)	USD	1,440	1,443,600
IHS Markit Ltd.(b):
5.00%, 11/01/22		500	530,625
4.75%, 02/15/25		1,390	1,445,600
4.00%, 03/01/26		757	735,236
Jaguar Holding Co. II, 6.38%, 08/01/23(b)		2,880	2,980,800
La Financiere Atalian SAS, 4.00%, 05/15/24	EUR	747	966,854

			8,102,715
Real Estate Management & Development — 0.5%
ADLER Real Estate AG:
4.75%, 04/08/20		283	368,645
2.13%, 02/06/24		590	737,967
APL Realty Holdings Pte. Ltd., 5.95%, 06/02/24	USD	3,300	3,251,358
AT Securities BV, (USD Swap Semi 5 Year + 3.55%), 5.25%(h)(i)		750	753,542
ATF Netherlands BV, (EUR Swap Annual 5 Year + 4.38%), 3.75%(h)(i)	EUR	300	398,533
CFLD Cayman Investment Ltd., 6.50%, 12/21/20	USD	2,600	2,626,000
China Aoyuan Property Group Ltd., 10.88%, 05/26/18		900	916,020
China Evergrande Group:
7.50%, 06/28/23		3,509	3,542,732
8.75%, 06/28/25		2,791	2,881,308
Fantasia Holdings Group Co. Ltd.:
9.50%, 05/04/19	CNY	4,000	660,011
10.75%, 01/22/20	USD	3,600	3,703,680
7.95%, 07/05/22		3,300	3,308,883
Fastighets AB Balder, (EUR Swap Annual 5 Year + 2.90%), 3.00%, 03/07/78(i)	EUR	200	250,763
Five Point Operating Co. LP, 7.88%, 11/15/25(b)	USD	360	367,200
Future Land Development Holdings Ltd., 5.00%, 02/16/20		1,025	1,025,005
Golden Wheel Tiandi Holdings Co. Ltd., 7.00%, 01/18/21		1,800	1,786,628
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(b)		1,708	1,754,970
Guorui Properties Ltd., 7.00%, 03/21/20		1,850	1,781,056
Howard Hughes Corp. (The), 5.38%, 03/15/25(b)		1,066	1,076,660
Hunt Cos., Inc., 6.25%, 02/15/26(b)		340	340,000
Jababeka International BV:
6.50%, 10/05/23		2,555	2,600,106
6.50%, 10/05/23(b)		867	882,306
Jiayuan International Group Ltd., 8.25%, 11/14/18		615	616,550
Kaisa Group Holdings Ltd.:
7.25%, 06/30/20		260	256,363
8.50%, 06/30/22		2,696	2,625,791
Kennedy-Wilson, Inc., 5.88%, 04/01/24		585	599,625
Lodha Developers International Ltd., 12.00%, 03/13/20		380	398,050
Longfor Properties Co. Ltd., 4.50%, 01/16/28		1,525	1,504,751
Mirvac Group Finance Ltd., 3.63%, 03/18/27		2,195	2,124,663

Security	Par (000)		Value
Real Estate Management & Development (continued)
Modernland Overseas Pte. Ltd., 6.95%, 04/13/24	USD	1,300	$1,319,393
New Metro Global Ltd., 5.00%, 08/08/22		615	603,162
Oceanwide Holdings International 2017 Co. Ltd., 7.75%, 07/27/20		1,600	1,548,792
Overseas Chinese Town Asia Holdings Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 7.71%), 4.30%(h)(i)		6,035	5,978,211
Radiant Access Ltd., 4.60%(h)		3,070	2,893,337
Realogy Group LLC(b):
4.50%, 04/15/19		852	860,520
5.25%, 12/01/21		320	329,200
4.88%, 06/01/23		860	850,583
Redco Properties Group Ltd., 7.00%, 11/14/18		530	535,300
RESIDOMO Sro, 3.38%, 10/15/24	EUR	605	763,344
Rialto Holdings LLC, 7.00%, 12/01/18(b)	USD	230	229,425
Ronshine China Holdings Ltd., 6.95%, 12/08/19		555	545,410
Shui On Development Holding Ltd., (USD Swap Semi 5 Year + 8.81%), 7.50%(h)(i)(k)		1,000	1,167,500
Summit Germany Ltd., 2.00%, 01/31/25	EUR	273	336,410
Sun Hung Kai Properties Capital Market Ltd.:
4.45%(h)	USD	2,190	2,109,829
4.50%, 02/14/22		680	712,348
Sunac China Holdings Ltd., 6.88%, 08/08/20		1,340	1,345,115
Times Property Holdings Ltd.:
6.25%, 01/23/20		2,207	2,231,056
6.25%, 01/17/21		1,520	1,521,900
6.60%, 03/02/23		2,300	2,271,568
Vanke Real Estate Hong Kong Co. Ltd., 3.98%, 11/09/27		2,435	2,376,648
VLL International, Inc.:
7.38%, 06/18/22		1,500	1,651,380
5.75%, 11/28/24		790	795,396
Xinyuan Real Estate Co. Ltd., 8.13%, 08/30/19		500	498,767
Yuzhou Properties Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 8.53%), 5.38%(h)(i)		1,600	1,516,043

			78,129,803
Road & Rail — 0.2%
Ashtead Capital, Inc.(b):
5.63%, 10/01/24		200	211,440
4.13%, 08/15/25		555	549,450
4.38%, 08/15/27		310	307,675
Avis Budget Car Rental LLC, 5.50%, 04/01/23		500	503,750
Avis Budget Finance plc, 4.13%, 11/15/24	EUR	381	484,197
Azure Orbit IV International Finance Ltd., 3.75%, 01/25/23	USD	4,000	3,967,340
Burlington Northern Santa Fe LLC:
3.05%, 09/01/22		750	757,639
3.65%, 09/01/25		750	775,018
6.15%, 05/01/37		750	980,982
4.45%, 03/15/43		500	554,019
4.15%, 04/01/45		500	530,716
3.90%, 08/01/46		1,165	1,210,735
4.13%, 06/15/47		600	645,691
Canadian National Railway Co., 6.20%, 06/01/36		400	532,286
EC Finance plc, 2.38%, 11/15/22	EUR	369	470,172
ERAC USA Finance LLC, 2.60%, 12/01/21(b)	USD	860	843,340
Europcar Groupe SA:
5.75%, 06/15/22	EUR	200	258,863
4.13%, 11/15/24		709	891,526

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Road & Rail (continued)
Herc Rentals, Inc.(b):
7.50%, 06/01/22	USD	251	$269,511
7.75%, 06/01/24		712	780,530
Hertz Corp. (The):
5.88%, 10/15/20		500	500,000
7.63%, 06/01/22(b)		2,845	2,973,025
6.25%, 10/15/22		350	336,000
5.50%, 10/15/24(b)		625	559,781
Loxam SAS:
3.50%, 04/15/22	EUR	109	141,064
3.50%, 05/03/23		720	925,203
4.25%, 04/15/24		225	298,711
6.00%, 04/15/25		188	254,282
Park Aerospace Holdings Ltd.(b):
3.63%, 03/15/21	USD	170	163,200
5.25%, 08/15/22		1,296	1,279,800
4.50%, 03/15/23		705	673,275
5.50%, 02/15/24		885	876,150
Penske Truck Leasing Co. LP(b):
2.50%, 06/15/19		1,300	1,299,332
3.30%, 04/01/21		910	919,672
Ryder System, Inc.:
2.45%, 11/15/18		420	420,513
2.50%, 05/11/20		355	353,447
Union Pacific Corp.:
2.75%, 03/01/26		3,000	2,906,842
3.60%, 09/15/37		370	372,905
4.15%, 01/15/45		450	483,108
3.80%, 10/01/51		860	872,046

			32,133,236
Semiconductors & Semiconductor Equipment — 0.2%
Amkor Technology, Inc., 6.38%, 10/01/22		375	385,781
Analog Devices, Inc., 2.50%, 12/05/21		500	492,170
Applied Materials, Inc.:
3.90%, 10/01/25		3,470	3,618,311
4.35%, 04/01/47		750	813,274
Broadcom Corp.(b):
2.38%, 01/15/20		1,600	1,583,419
2.20%, 01/15/21		1,000	970,975
3.00%, 01/15/22		3,232	3,173,825
Entegris, Inc., 4.63%, 02/10/26(b)		900	903,375
Intel Corp.:
2.88%, 05/11/24		2,800	2,775,688
2.60%, 05/19/26		1,000	952,661
4.10%, 05/19/46		1,000	1,062,615
4.10%, 05/11/47		1,200	1,270,702
3.73%, 12/08/47(b)		636	637,141
Lam Research Corp., 2.80%, 06/15/21		3,415	3,409,885
Maxim Integrated Products, Inc., 2.50%, 11/15/18		1,620	1,623,871
Micron Technology, Inc.:
5.25%, 01/15/24(b)		350	364,000
5.50%, 02/01/25		902	945,973
Microsemi Corp., 9.13%, 04/15/23(b)		78	87,165
NVIDIA Corp., 3.20%, 09/16/26		175	171,483
NXP BV(b):
4.13%, 06/15/20		1,670	1,705,488
4.13%, 06/01/21		2,428	2,482,630
4.63%, 06/15/22		300	312,375
3.88%, 09/01/22		1,127	1,136,861
4.63%, 06/01/23		1,160	1,209,648
Qorvo, Inc., 7.00%, 12/01/25		400	432,000

Security	Par (000)		Value
Semiconductors & Semiconductor Equipment (continued)
QUALCOMM, Inc.:
3.00%, 05/20/22	USD	2,265	$2,249,916
2.60%, 01/30/23		1,200	1,159,509
2.90%, 05/20/24		625	599,677
3.25%, 05/20/27		1,600	1,529,657
4.65%, 05/20/35		400	423,196
4.80%, 05/20/45		450	477,920
Sensata Technologies UK Financing Co. plc, 6.25%, 02/15/26(b)		500	537,500
Texas Instruments, Inc.:
2.63%, 05/15/24		410	400,720
2.90%, 11/03/27		1,225	1,189,076
Xilinx, Inc.:
2.13%, 03/15/19		300	298,668
2.95%, 06/01/24		440	430,574

			41,817,729
Software — 0.5%
Adobe Systems, Inc., 3.25%, 02/01/25		2,000	2,015,470
BMC Software Finance, Inc., 8.13%, 07/15/21(b)		2,523	2,526,154
CA, Inc., 3.60%, 08/15/22		575	581,443
CDK Global, Inc.:
5.00%, 10/15/24		350	360,500
4.88%, 06/01/27(b)		1,345	1,347,838
Change Healthcare Holdings LLC, 5.75%, 03/01/25(b)		1,449	1,474,357
Genesys Telecommunications Laboratories, Inc., 10.00%, 11/30/24(b)		1,429	1,579,045
Infor US, Inc.:
5.75%, 08/15/20(b)		325	333,596
6.50%, 05/15/22		10,750	11,085,938
Informatica LLC, 7.13%, 07/15/23(b)		2,872	2,957,586
j2 Cloud Services LLC, 6.00%, 07/15/25(b)		465	491,737
Microsoft Corp.:
2.88%, 02/06/24		4,390	4,361,604
3.50%, 02/12/35		500	505,928
4.10%, 02/06/37		2,615	2,842,025
3.50%, 11/15/42		605	599,314
3.75%, 02/12/45		350	357,188
4.45%, 11/03/45		1,285	1,455,757
3.70%, 08/08/46		575	583,015
4.25%, 02/06/47		1,100	1,217,738
3.95%, 08/08/56		500	517,201
Nuance Communications, Inc.:
5.38%, 08/15/20(b)		213	214,597
6.00%, 07/01/24		3,045	3,224,655
5.63%, 12/15/26		500	516,700
Open Text Corp.(b):
5.63%, 01/15/23		565	588,645
5.88%, 06/01/26		635	668,338
Oracle Corp.:
1.90%, 09/15/21		1,500	1,459,186
2.50%, 10/15/22		1,145	1,125,192
2.63%, 02/15/23		1,540	1,519,847
2.40%, 09/15/23		5,000	4,843,364
4.30%, 07/08/34		500	541,759
3.80%, 11/15/37		600	615,213
5.38%, 07/15/40		495	613,770
4.13%, 05/15/45		750	790,070
4.00%, 07/15/46		2,500	2,583,011
PTC, Inc., 6.00%, 05/15/24		1,045	1,107,700
RP Crown Parent LLC, 7.38%, 10/15/24(b)		171	179,764
Solera LLC, 10.50%, 03/01/24(b)		10,406	11,667,727

62	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Software (continued)
SS&C Technologies Holdings, Inc., 5.88%, 07/15/23	USD	400	$419,500
Symantec Corp.:
4.20%, 09/15/20		500	510,018
5.00%, 04/15/25(b)		1,457	1,485,838
TIBCO Software, Inc., 11.38%, 12/01/21(b)		4,019	4,375,887
Veritas US, Inc.:
7.50%, 02/01/23	EUR	600	774,727
7.50%, 02/01/23(b)	USD	565	586,188
10.50%, 02/01/24(b)		2,786	2,834,755

			80,439,885
Specialty Retail — 0.2%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		2,554	2,656,160
Baoxin Auto Finance I Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 8.91%), 5.63%(h)(i)		2,935	2,875,152
Beacon Escrow Corp., 4.88%, 11/01/25(b)		4,286	4,264,570
Gap, Inc. (The), 5.95%, 04/12/21		800	855,554
Group 1 Automotive, Inc.:
5.00%, 06/01/22		275	282,783
5.25%, 12/15/23(b)		286	294,580
Home Depot, Inc. (The):
2.13%, 09/15/26		1,000	916,031
2.80%, 09/14/27		1,600	1,538,321
5.88%, 12/16/36		935	1,240,650
5.95%, 04/01/41		750	1,000,012
4.25%, 04/01/46		2,000	2,176,892
IT Ltd., 6.25%, 05/15/18	CNY	24,100	3,829,385
L Brands, Inc.:
8.50%, 06/15/19	USD	100	108,000
6.63%, 04/01/21		850	915,875
5.63%, 02/15/22		750	790,200
5.63%, 10/15/23		325	346,125
5.25%, 02/01/28		85	84,044
6.88%, 11/01/35		1,645	1,682,012
6.75%, 07/01/36		934	941,005
Lowe’s Cos., Inc.:
3.10%, 05/03/27		3,500	3,428,924
3.70%, 04/15/46		1,000	977,355
Masaria Investments SAU, 5.00%, 09/15/24	EUR	420	523,474
Penske Automotive Group, Inc.:
5.75%, 10/01/22	USD	350	360,395
5.50%, 05/15/26		320	325,504
PetSmart, Inc., 5.88%, 06/01/25(b)		1,170	900,900
Sally Holdings LLC, 5.63%, 12/01/25		620	616,900
Staples, Inc., 8.50%, 09/15/25(b)		1,772	1,712,195
TJX Cos., Inc. (The), 2.25%, 09/15/26		2,000	1,840,737

			37,483,735
Technology Hardware, Storage & Peripherals — 0.3%
Apple, Inc.:
2.50%, 02/09/22		5,000	4,951,990
2.70%, 05/13/22		500	497,721
2.40%, 05/03/23		705	685,873
3.00%, 02/09/24		5,435	5,416,449
2.85%, 05/11/24		1,525	1,506,372
3.20%, 05/13/25		950	950,583
4.50%, 02/23/36		500	560,360
3.45%, 02/09/45		650	619,874
4.65%, 02/23/46		640	727,840
3.85%, 08/04/46		700	707,366
4.25%, 02/09/47		2,370	2,547,198
Dell International LLC(b):
4.42%, 06/15/21		448	464,575
5.88%, 06/15/21		1,415	1,468,062

Security	Par (000)		Value
Technology Hardware, Storage & Peripherals (continued)
7.13%, 06/15/24	USD	3,208	$3,506,745
6.02%, 06/15/26		1,125	1,230,300
8.35%, 07/15/46		335	439,628
Dell, Inc., 5.88%, 06/15/19		375	387,750
EMC Corp.:
2.65%, 06/01/20		1,550	1,528,981
3.38%, 06/01/23		650	617,043
Hewlett Packard Enterprise Co.,
2.85%, 10/05/18		2,904	2,917,260
2.10%, 10/04/19(b)		1,515	1,498,039
NCR Corp.:
4.63%, 02/15/21		100	100,690
5.00%, 07/15/22		650	663,195
6.38%, 12/15/23		400	420,000
NetApp, Inc., 2.00%, 09/27/19		1,480	1,465,028
Western Digital Corp.:
7.38%, 04/01/23(b)		1,635	1,780,106
10.50%, 04/01/24		6,414	7,497,966
4.75%, 02/15/26		5,291	5,357,138
Xerox Corp., 3.63%, 03/15/23		1,061	1,047,350

			51,561,482
Textiles, Apparel & Luxury Goods — 0.1%
361 Degrees International Ltd., 7.25%, 06/03/21		3,235	3,362,656
Hanesbrands, Inc.(b):
4.63%, 05/15/24		575	582,188
4.88%, 05/15/26		675	681,750
Levi Strauss & Co., 3.38%, 03/15/27	EUR	375	485,573
NIKE, Inc.:
2.38%, 11/01/26	USD	2,000	1,882,717
3.63%, 05/01/43		250	244,616
Prime Bloom Holdings Ltd., 6.95%, 07/05/22		3,583	3,350,105
PVH Corp., 3.13%, 12/15/27	EUR	1,050	1,313,079
SMCP Group SAS, 5.88%, 05/01/23		150	200,360
Under Armour, Inc., 3.25%, 06/15/26	USD	400	350,032

			12,453,076
Thrifts & Mortgage Finance — 0.1%
BPCE SA:
2.50%, 12/10/18		1,840	1,845,143
3.00%, 05/22/22(b)		295	291,984
2.75%, 01/11/23(b)		1,745	1,714,851
3.38%, 12/02/26		1,000	989,164
Deutsche Pfandbriefbank AG, 4.60%, 02/22/27	EUR	1,700	2,387,485
Jerrold Finco plc:
6.25%, 09/15/21	GBP	390	570,354
6.13%, 01/15/24		2,124	3,068,422
Ladder Capital Finance Holdings LLLP(b):
5.25%, 03/15/22	USD	814	830,280
5.25%, 10/01/25		630	630,000
Quicken Loans, Inc.(b):
5.75%, 05/01/25		825	840,469
5.25%, 01/15/28		725	708,832

			13,876,984
Tobacco — 0.1%
Altria Group, Inc.:
2.63%, 01/14/20		1,750	1,752,846
4.00%, 01/31/24		700	732,674
5.38%, 01/31/44		1,250	1,495,546
3.88%, 09/16/46		880	855,334
BAT Capital Corp., 2.30%, 08/14/20(b)		3,000	2,964,266
BAT International Finance plc, 2.75%, 06/15/20(b)		2,000	1,997,215

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Tobacco (continued)
Philip Morris International, Inc.:
1.88%, 02/25/21	USD	395	$385,193
2.38%, 08/17/22		1,600	1,558,810
2.63%, 03/06/23		1,480	1,448,120
2.13%, 05/10/23		400	380,965
6.38%, 05/16/38		925	1,227,259
4.25%, 11/10/44		1,725	1,782,806
Reynolds American, Inc.:
2.30%, 06/12/18		2,500	2,502,155
3.25%, 06/12/20		2,121	2,145,070
Vector Group Ltd., 6.13%, 02/01/25(b)		575	596,562

			21,824,821
Trading Companies & Distributors — 0.2%
Ahern Rentals, Inc., 7.38%, 05/15/23(b)		435	419,775
Air Lease Corp.:
3.38%, 01/15/19		190	191,711
2.50%, 03/01/21		490	484,292
2.63%, 07/01/22		2,590	2,528,097
Aircastle Ltd.:
6.25%, 12/01/19		100	104,875
5.13%, 03/15/21		675	708,116
5.50%, 02/15/22		2,090	2,218,869
5.00%, 04/01/23		350	366,625
4.13%, 05/01/24		980	988,575
American Builders & Contractors Supply Co., Inc., 5.63%, 04/15/21(b)		19	19,332
Aviation Capital Group LLC, 2.88%, 01/20/22(b)		1,210	1,193,896
GATX Corp.:
2.38%, 07/30/18		1,960	1,961,592
2.50%, 03/15/19		1,240	1,238,098
H&E Equipment Services, Inc., 5.63%, 09/01/25(b)		630	653,625
HD Supply, Inc., 5.75%, 04/15/24(b)		9,313	9,964,910
Rexel SA:
3.50%, 06/15/23	EUR	877	1,143,009
2.63%, 06/15/24		565	722,363
United Rentals North America, Inc.:
4.63%, 07/15/23	USD	2,232	2,310,120
5.75%, 11/15/24		1,242	1,307,205
5.50%, 07/15/25		619	653,045
4.63%, 10/15/25		2,326	2,360,890
5.88%, 09/15/26		2,691	2,882,734
5.50%, 05/15/27		715	750,750
4.88%, 01/15/28		3,086	3,082,142
WESCO Distribution, Inc., 5.38%, 12/15/21		200	205,500

			38,460,146
Transportation Infrastructure — 0.1%
Adani Ports & Special Economic Zone Ltd., 3.95%, 01/19/22(b)		2,000	2,022,622
HPHT Finance 17 Ltd., 2.75%, 09/11/22		2,035	1,964,074
ICTSI Treasury BV, 4.63%, 01/16/23		1,900	1,940,375
Royal Capital BV(h):
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.42%), 5.50%(i)		1,000	1,035,793
5.88%		1,800	1,805,996
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.93%), 4.88%(i)		508	507,611
Shenzhen Expressway Co. Ltd., 2.88%, 07/18/21		650	635,908
Swissport Financing SARL:
6.75%, 12/15/21	EUR	630	811,904
9.75%, 12/15/22		200	257,008

			10,981,291

Security	Par (000)		Value
Water Utilities — 0.0%
American Water Capital Corp.:
2.95%, 09/01/27	USD	1,775	$1,720,378
4.00%, 12/01/46		225	231,203
3.75%, 09/01/47		900	903,808
Core & Main LP, 6.13%, 08/15/25(b)		1,420	1,434,200

			4,289,589
Wireless Telecommunication Services — 0.6%
C&W Senior Financing DAC, 6.88%, 09/15/27(b)		525	553,219
Digicel Group Ltd.(b):
8.25%, 09/30/20		1,995	1,977,544
7.13%, 04/01/22		1,947	1,835,047
Digicel Ltd., 6.00%, 04/15/21(b)		5,846	5,787,540
Hughes Satellite Systems Corp.:
6.50%, 06/15/19		732	765,855
7.63%, 06/15/21		1,020	1,114,350
5.25%, 08/01/26		4,667	4,713,670
6.63%, 08/01/26		535	565,923
Inmarsat Finance plc, 4.88%, 05/15/22(b)		625	620,312
Matterhorn Telecom SA:
3.88%, 05/01/22	EUR	842	1,062,540
4.00%, 11/15/27		665	797,411
Rogers Communications, Inc., 6.80%, 08/15/18	USD	786	805,285
SmarTone Finance Ltd., 3.88%, 04/08/23		8,350	8,328,524
SoftBank Group Corp.:
4.50%, 04/15/20(b)		1,600	1,626,080
4.75%, 09/19/24		1,300	1,293,941
4.75%, 07/30/25	EUR	657	886,256
(USD Swap Rate 5 Year + 4.85%), 6.87%(h)(i)	USD	4,200	4,289,460
Sprint Communications, Inc.:
7.00%, 03/01/20(b)		4,555	4,862,463
7.00%, 08/15/20		700	738,795
6.00%, 11/15/22		1,541	1,535,221
Sprint Corp.:
7.25%, 09/15/21		1,050	1,115,846
7.88%, 09/15/23		7,982	8,454,295
7.13%, 06/15/24		12,760	12,940,809
7.63%, 02/15/25		7,642	7,928,575
Sprint Spectrum Co. LLC, 3.36%, 09/20/21(b)		1,406	1,411,523
Telefonica Europe BV(h)(i):
(EUR Swap Annual 5 Year + 5.04%), 6.50%	EUR	500	644,539
(EUR Swap Annual 5 Year + 3.81%), 4.20%		2,700	3,556,668
(GBP Swap 5 Year + 4.46%), 6.75%	GBP	400	632,543
(EUR Swap Annual 8 Year + 5.59%), 7.63%	EUR	500	750,387
(EUR Swap Annual 5 Year + 3.86%), 3.75%		300	398,400
(EUR Swap Annual 5 Year + 2.33%), 2.63%		600	750,815
(EUR Swap Annual 10 Year + 4.30%), 5.88%		100	147,032
T-Mobile USA, Inc.:
4.00%, 04/15/22	USD	700	713,562
6.00%, 03/01/23		3,097	3,241,475
6.63%, 04/01/23		1,000	1,039,300
6.84%, 04/28/23		625	652,312
6.50%, 01/15/24		2,063	2,192,041
6.00%, 04/15/24		2,794	2,970,274
6.38%, 03/01/25		1,575	1,675,406
5.13%, 04/15/25		150	154,875
6.50%, 01/15/26		1,455	1,576,856
4.50%, 02/01/26		2,512	2,524,560
5.38%, 04/15/27		650	682,500
4.75%, 02/01/28		4,014	4,029,053
United States Cellular Corp., 6.70%, 12/15/33		199	211,189
Wind Tre SpA:
3.13%, 01/20/25	EUR	380	433,961
5.00%, 01/20/26(b)	USD	1,450	1,316,049

			106,304,281

Total Corporate Bonds — 32.3% (Cost: $5,310,658,915)			5,466,167,668

64	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Equity-Linked Notes — 14.1%

Aerospace & Defense — 0.2%
Credit Suisse AG (General Dynamics Corp.), 8.00%, 03/07/18	USD	106	$23,347,139
Deutsche Bank AG (Airbus SE), 18.10%, 02/14/18	EUR	130	14,042,450

			37,389,589
Air Freight & Logistics — 0.2%
Canadian Imperial Bank of Commerce (FedEx Corp.), 9.88%, 03/19/18	USD	128	33,630,203

Airlines — 0.1%
BNP Paribas SA (Deutsche Lufthansa AG), 14.48%, 03/12/18(b)		424	14,525,548

Auto Components — 0.2%
Goldman Sachs International (Dana, Inc.):
17.01%, 02/07/18		105	3,480,230
17.09%, 02/08/18		105	3,481,794
Royal Bank of Canada (Lear Corp.)(b):
19.37%, 03/15/18		69	13,491,029
19.21%, 03/16/18		69	13,487,640

			33,940,693
Automobiles — 0.4%
BNP Paribas SA (Peugeot SA):
12.53%, 02/20/18(b)	EUR	276	6,250,629
12.98%, 02/21/18		276	6,251,195
Credit Suisse AG (Daimler AG):
8.85%, 02/08/18		253	22,696,779
10.20%, 02/13/18	USD	362	33,192,907

			68,391,510
Banks — 1.2%
BNP Paribas SA (Citigroup, Inc.):
18.99%, 02/08/18		271	21,217,411
18.05%, 02/09/18(b)		245	19,233,357
BNP Paribas SA (JPMorgan Chase & Co.):
8.55%, 02/08/18		98	11,239,404
8.26%, 02/09/18		258	29,814,472
Citigroup, Inc. (Bank of America Corp.):
16.01%, 02/08/18		652	20,886,988
13.25%, 02/09/18		627	20,032,126
10.99%, 03/05/18(b)		1,079	34,469,213
Citigroup, Inc. (SunTrust Banks, Inc.), 13.32%, 03/14/18(b)		183	12,976,512
Goldman Sachs International (BB&T Corp.), 13.30%, 03/14/18(b)		236	13,020,487
Goldman Sachs International (Citizens Financial Group, Inc.), 15.14%, 03/14/18(b)		277	12,843,768
Toronto-Dominion Bank (The) (First Republic Bank):
16.21%, 02/08/18		17	1,531,566
15.46%, 02/09/18		132	11,748,968

			209,014,272
Beverages — 0.1%
Royal Bank of Canada (Molson Coors Brewing Co.)(b):
9.16%, 02/12/18		81	6,657,715
9.14%, 02/13/18		81	6,654,723

			13,312,438
Biotechnology — 0.4%(b)
JP Morgan Structured Products BV (Celgene Corp.), 15.49%, 03/16/18		364	37,128,509

Security	Par (000)		Value
Biotechnology (continued)
Royal Bank of Canada (Biogen, Inc.), 11.33%, 03/16/18	USD	65	$22,855,660

			59,984,169
Building Products — 0.1%
HSBC Bank plc (Cie de Saint-Gobain), 10.40%, 02/20/18	EUR	226	13,177,841

Capital Markets — 0.7%
JP Morgan Structured Products BV (Goldman Sachs Group, Inc. (The)), 10.73%, 03/05/18(b)	USD	135	35,204,329
JP Morgan Structured Products BV (Morgan Stanley), 11.16%, 03/05/18(b)		599	34,140,659
Societe Generale SA (Intercontinental Exchange, Inc.), 9.91%, 02/05/18		184	13,342,411
Societe Generale SA (State Street Corp.):
7.97%, 03/09/18		153	16,891,164
7.45%, 03/12/18		153	16,886,125

			116,464,688
Chemicals — 0.5%
BNP Paribas SA (FMC Corp.)(b):
11.90%, 02/01/18		71	6,461,826
11.84%, 02/02/18		71	6,431,971
Canadian Imperial Bank of Commerce (Mosaic Co. (The)):
14.99%, 02/21/18		408	10,842,944
15.49%, 02/21/18		408	10,849,476
Deutsche Bank AG (Air Liquide SA), 8.53%, 02/14/18	EUR	73	9,716,092
Deutsche Bank AG (BASF SE), 9.94%, 02/27/18		119	13,735,009
Deutsche Bank AG (Praxair, Inc.), 14.07%, 03/16/18	USD	142	22,862,108
Merrill Lynch International & Co. (Covestro AG), 10.05%, 02/16/18	EUR	25	2,730,043

			83,629,469
Communications Equipment — 0.1%
Credit Suisse AG (Palo Alto Networks, Inc.), 13.50%, 02/27/18	USD	85	13,226,964

Construction & Engineering — 0.2%
Goldman Sachs International (Vinci SA):
7.85%, 03/13/18		349	34,976,030
Royal Bank of Canada (Orascom Construction Ltd.), 10.91%, 02/16/18(b)		77	7,157,174

			42,133,204
Consumer Finance — 0.1%
Citigroup, Inc. (Synchrony Financial), 13.53%, 03/05/18(b)		447	17,571,942

Diversified Consumer Services — 0.0%
JP Morgan Structured Products BV (Weight Watchers International, Inc.), 22.73%, 02/23/18		134	6,477,697

Diversified Financial Services — 0.1%
Credit Suisse AG (Voya Financial, Inc.):
11.30%, 02/05/18 - 02/06/18		313	13,711,077

Diversified Telecommunication Services — 0.2%
Societe Generale SA (Verizon Communications, Inc.), 9.88%, 03/12/18		640	34,295,690

Electronic Equipment, Instruments & Components — 0.0%
Royal Bank of Canada (Flex Ltd.), 10.41%, 03/14/18(b)		235	4,267,038

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Energy Equipment & Services — 0.2%
Morgan Stanley & Co. LLC (Halliburton Co.), 14.02%, 03/05/18(b)	USD	607	$32,632,443

Equity Real Estate Investment Trusts (REITs) — 0.3%
Credit Suisse AG (American Tower Corp.), 12.90%, 02/26/18		154	21,688,259
Royal Bank of Canada (Crown Castle International Corp.), 10.02%, 03/16/18(b)		120	13,249,335
Societe Generale SA (Equinix, Inc.), 7.45%, 02/12/18		28	12,905,128

			47,842,722
Food & Staples Retailing — 0.5%
BNP Paribas SA (Wal-Mart Stores, Inc.), 11.10%, 02/21/18(b)		323	33,077,980
Canadian Imperial Bank of Commerce (US Foods Holding Corp.), 10.96%, 02/09/18		220	6,220,501
HSBC Bank plc (Costco Wholesale Corp.), 12.05%, 03/06/18		208	40,186,169

			79,484,650
Food Products — 0.5%
BNP Paribas SA (Danone SA), 9.82%, 02/14/18(b)	EUR	111	9,482,773
Canadian Imperial Bank of Commerce (Mondelez International, Inc.), 12.41%, 02/02/18	USD	486	21,583,722
Deutsche Bank AG (Hain Celestial Group, Inc. (The)), 22.60%, 02/09/18		152	5,771,777
Societe Generale SA (Kraft Heinz Co. (The)):
7.94%, 02/12/18		265	20,653,225
7.53%, 02/13/18		268	20,921,322
Toronto-Dominion Bank (The) (Bunge Ltd.):
16.12%, 02/12/18		93	6,791,548
16.07%, 02/13/18		93	6,790,847

			91,995,214
Health Care Equipment & Supplies — 0.3%
Citigroup, Inc. (Intuitive Surgical, Inc.), 13.52%, 03/14/18(b)		53	22,827,821
Societe Generale SA (Abbott Laboratories), 8.40%, 03/07/18		373	23,105,978

			45,933,799
Health Care Providers & Services — 0.5%
BNP Paribas SA (UnitedHealth Group, Inc.):
6.73%, 02/08/18		97	22,847,770
5.95%, 02/09/18(b)		75	17,773,153
Citigroup, Inc. (Anthem, Inc.), 15.54%, 03/16/18(b)		162	40,116,313

			80,737,236
Hotels, Restaurants & Leisure — 0.8%
BNP Paribas SA (McDonald’s Corp.), 13.26%, 03/15/18(b)		233	39,912,558
Goldman Sachs International (Carnival Corp.), 13.57%, 02/09/18		190	13,435,294
JP Morgan Structured Products BV (Las Vegas Sands Corp.), 10.59%, 03/16/18(b)		172	13,076,411
Morgan Stanley & Co. LLC (Wynn Resorts Ltd.), 13.80%, 03/05/18(b)		129	21,807,313
Royal Bank of Canada (Restaurant Group plc (The)), 8.20%, 03/16/18(b)		64	13,256,773
Royal Bank of Canada (Royal Caribbean Cruises Ltd.):
15.39%, 02/02/18(b)		100	13,448,314
14.01%, 03/07/18		98	13,109,814

			128,046,477

Security	Par (000)		Value
Household Durables — 0.4%
Citigroup, Inc. (DR Horton, Inc.), 14.52%, 03/16/18(b)	USD	554	$27,173,546
HSBC Bank plc (KB Home), 21.52%, 03/15/18		202	6,546,497
Royal Bank of Canada (Lennar Corp.)(b):
9.41%, 04/05/18		249	15,793,136
9.39%, 04/06/18		249	15,797,661

			65,310,840
Household Products — 0.3%(b)
BNP Paribas SA (Colgate-Palmolive Co.), 11.39%, 03/15/18		540	40,100,209
Deutsche Bank AG (Energizer Holdings, Inc.), 17.00%, 03/16/18		126	7,322,643

			47,422,852
Industrial Conglomerates — 0.2%
Royal Bank of Canada (Honeywell International, Inc.), 8.95%, 03/14/18(b)		233	37,266,789

Internet & Direct Marketing Retail — 0.2%
Credit Suisse AG (Priceline Group, Inc. (The)), 14.20%, 02/23/18		21	39,313,257

IT Services — 0.4%
BNP Paribas SA (Amadeus IT Group SA):
10.70%, 02/20/18(b)	EUR	93	7,155,857
10.63%, 02/21/18		93	7,127,055
Credit Suisse AG (First Data Corp.), 13.30%, 02/07/18	USD	754	13,204,332
Societe Generale SA (International Business Machines Corp.), 14.49%, 03/12/18		207	33,837,993

			61,325,237
Life Sciences Tools & Services — 0.3%
Goldman Sachs International (IQVIA Holdings, Inc.), 7.00%, 02/13/18		127	12,978,386
Societe Generale SA (Thermo Fisher Scientific, Inc.), 9.21%, 03/16/18(b)		181	40,397,835

			53,376,221
Machinery — 0.4%
Credit Suisse AG (Illinois Tool Works, Inc.), 9.60%, 03/07/18		75	13,013,599
Credit Suisse AG (Stanley Black & Decker, Inc.), 9.00%, 03/07/18		42	7,048,470
Deutsche Bank AG (Caterpillar, Inc.), 9.76%, 03/16/18		227	37,088,412
Goldman Sachs International (Navistar International Corp.):
20.44%, 03/05/18		83	3,710,442
20.35%, 03/06/18		83	3,709,091

			64,570,014
Media — 0.2%
Credit Suisse AG (Comcast Corp.), 13.80%, 03/07/18		899	38,311,550

Metals & Mining — 0.0%
HSBC Bank plc (BHP Billiton plc), 12.75%, 02/15/18	GBP	393	7,982,538

Multiline Retail — 0.4%
Citigroup, Inc. (Dollar Tree, Inc.):
13.69%, 02/28/18	USD	114	13,022,334
15.30%, 02/28/18		114	13,053,411
Royal Bank of Canada (Target Corp.), 19.90%, 03/06/18(b)		456	33,032,850

			59,108,595

66	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Pharmaceuticals — 0.4%
BNP Paribas SA (Pfizer, Inc.), 15.11%, 03/15/18(b)	USD	1,069	$39,753,370
Citigroup, Inc. (Zoetis, Inc.)(b):
8.67%, 02/14/18		181	13,332,087
8.99%, 02/15/18		98	7,310,040
Morgan Stanley & Co. LLC (Perrigo Co. plc):
25.44%, 02/12/18		73	6,545,424
25.65%, 07/12/18	GBP	73	6,544,761

			73,485,682
Road & Rail — 0.1%
Citigroup, Inc. (Kansas City Southern), 16.36%, 03/05/18(b)	USD	192	21,451,675

Semiconductors & Semiconductor Equipment — 0.6%
Citigroup, Inc. (Micron Technology, Inc.), 20.46%, 02/12/18(b)		692	30,422,544
Deutsche Bank AG (Applied Materials, Inc.), 16.51%, 02/09/18		651	34,977,133
Morgan Stanley & Co. LLC (Broadcom Ltd.), 16.82%, 02/26/18		118	29,262,190

			94,661,867
Software — 0.7%
Citigroup, Inc. (Adobe Systems, Inc.), 10.78%, 03/09/18(b)		173	32,978,918
Citigroup, Inc. (PTC, Inc.), 14.46%, 03/05/18(b)		70	5,084,919
Credit Suisse AG (Autodesk, Inc.), 16.10%, 02/28/18		188	21,414,048
HSBC Bank plc (Oracle Corp.), 8.64%, 03/08/18		800	40,686,068
Societe Generale SA (Vmware, Inc.), 12.42%, 02/27/18		161	19,939,850

			120,103,803
Specialty Retail — 0.7%
Canadian Imperial Bank of Commerce (Home Depot, Inc. (The)), 8.34%, 02/16/18		221	38,178,707
Citigroup, Inc. (Advance Auto Parts, Inc.), 16.48%, 02/14/18		126	13,892,862
Goldman Sachs International (Autodesk, Inc.), 11.66%, 02/20/18		28	21,114,625
HSBC Bank plc (Ulta Beauty, Inc.), 16.45%, 03/08/18		88	19,808,497
Royal Bank of Canada (Lowe’s Cos, Inc.), 10.88%, 02/26/18		396	33,451,011

			126,445,702
Technology Hardware, Storage & Peripherals — 0.4%(b)
BNP Paribas SA (Seagate Technology plc), 26.81%, 03/26/18		734	40,475,283
Goldman Sachs International (Western Digital Corp.), 16.05%, 03/14/18		260	23,124,280

			63,599,563
Textiles, Apparel & Luxury Goods — 0.3%
BNP Paribas SA (Tapestry, Inc.), 15.27%, 02/02/18(b)		314	13,693,362
HSBC Bank plc (Kering SA), 14.55%, 02/05/18	EUR	16	7,815,225
JP Morgan Structured Products BV (Ralph Lauren Corp.), 15.24%, 02/06/18	USD	147	13,471,485
Merrill Lynch International & Co. (Cie Financiere Richemont SA), 8.10%, 02/09/18	CHF	81	7,815,683

			42,795,755
Trading Companies & Distributors — 0.1%
HSBC Bank plc (HD Supply Holdings, Inc.), 15.71%, 03/08/18	USD	191	7,329,914

Security	Par (000)		Value
Trading Companies & Distributors (continued)
Royal Bank of Canada (United Rentals, Inc.), 17.54%, 03/16/18(b)	USD	72	$13,006,659

			20,336,573
Wireless Telecommunication Services — 0.1%
Royal Bank of Canada (T-Mobile US, Inc.), 12.87%, 02/09/18(b)		335	21,471,020

Total Equity-Linked Notes — 14.1% (Cost: $2,374,935,883)			2,380,156,106

Floating Rate Loan Interests — 5.2%(m)

Aerospace & Defense — 0.1%
Accudyne Industries LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 5.32%, 08/18/24		4,135	4,171,353
StandardAero Aviation Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 3.75%), 5.32%, 07/07/22		633	639,416
TransDigm, Inc., Term Loan F, (LIBOR USD 3 Month + 2.75%), 4.32% - 4.44%, 06/09/23		6,062	6,113,855

			10,924,624
Airlines — 0.0%(c)
Northwest Airlines, Inc., Term Loan, (LIBOR USD 6 Month + 1.23%), 2.68%, 09/10/18		31	30,639
Northwest Airlines, Inc., Term Loan 2, (LIBOR USD 6 Month + 1.23%), 2.68%, 09/10/18		31	30,308
Northwest Airlines, Inc., Term Loan 5, (LIBOR USD 6 Month + 1.23%), 2.68%, 09/10/18		30	30,018

			90,965
Auto Components — 0.0%
Dealer Tire LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.00%, 12/07/21(c)		125	126,870

Automobiles — 0.0%
CH Hold Corp., 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.57%, 02/01/24		1,441	1,452,760

Building Products — 0.1%
CPG International, Inc., Term Loan, (LIBOR USD 3 Month + 3.75%), 5.59%, 05/05/24		2,916	2,945,392
Ply Gem Industries, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 3.00%), 4.69%, 02/01/21		1,993	2,007,338
Tower 46 Office, Term Loan, (LIBOR USD 3 Month + 2.13%), 3.70%, 11/01/23		17,680	17,680,222

			22,632,952
Capital Markets — 0.3%
AlixPartners LLP, 1st Lien Term Loan, (LIBOR USD 3 Month + 2.75%), 4.44%, 04/04/24		3,161	3,183,051
Canyon Valor Cos, Inc., Term Loan, (LIBOR USD 3 Month + 2.25%), 5.94%, 06/16/23		1,004	1,013,272
Capital Automotive LP, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.07%, 03/25/24		954	959,496
Fortress Investment Group LLC, 1st Lien Term Loan B, 4.32%, 12/27/22		1,618	1,640,072
LSTAR Securities Investment Ltd., Term Loan(c):
(LIBOR USD 3 Month + 2.50%), 3.86%, 04/07/20		30,456	30,188,280
(LIBOR USD 3 Month + 2.00%), 3.36%, 06/01/20		14,490	14,327,485
RPI Finance Trust, Term Loan B, (LIBOR USD 3 Month + 3.25%), 3.69%, 03/27/23		3,006	3,026,375
TKC Holdings, Inc., Term Loan, (LIBOR USD 3 Month + 4.25%), 5.91% - 6.03%, 02/01/23		2,715	2,745,631

			57,083,662

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Chemicals — 0.1%
Alpha 3 BV, Term Loan, (LIBOR USD 3 Month + 3.00%), 4.69%, 01/31/24	USD	1,149	$1,158,419
Axalta Coating Systems Dutch Holding B BV, Term Loan, (EURIBOR 3 Month + 2.25%), 3.00%, 02/01/23	EUR	100	124,528
Axalta Coating Systems US Holdings, Inc., Term Loan B-2, (LIBOR USD 3 Month + 2.25%), 3.69%, 06/01/24	USD	2,651	2,668,740
Encapsys LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 4.82%, 07/05/24		1,365	1,376,944
Gates Global LLC, Term Loan B, (LIBOR USD 3 Month + 3.00%), 4.69%, 04/01/24		2,585	2,603,234
HB Fuller Co., 1 st Lien Term Loan, (LIBOR USD 1 Month + 2.25%), 3.81%, 10/20/24		2,030	2,044,853
MacDermid, Inc., Term Loan B-6, (LIBOR USD 1 Month + 2.50%), 4.57%, 06/07/23	EUR	521	524,462
MacDermid, Inc., Term Loan B-7, (LIBOR USD 1 Month + 2.50%), 4.07%, 06/07/20	USD	1,821	1,833,351
Oxea Corp., Term Loan B-2, (LIBOR USD 3 Month + 3.50%), 5.25%, 09/30/24		4,607	4,630,490
PQ Corp., Term Loan B:
(LIBOR USD 3 Month + 3.25%), 5.02%, 11/04/22		1,020	1,025,624
(LIBOR USD 6 Month + 3.00%), 12/31/2100(n)		1,026	1,034,702
Solenis International LP, 2nd Lien Term Loan, (LIBOR USD 3 Month + 3.25%), 07/31/22(n)		920	886,751

			19,912,098
Commercial Services & Supplies — 0.2%
Advanced Disposal Services, Inc., Term Loan, (LIBOR USD 3 Month + 2.25%), 3.72%, 11/10/23		3,637	3,659,139
Allied Universal Holdco LLC, Term Loan:
(LIBOR USD 3 Month + 3.75%), 5.44%, 07/28/22		1,461	1,445,063
(LIBOR USD 3 Month + 3.75%), 10.27%, 07/28/23		565	558,406
Camelot Finance LP, Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.82%, 10/03/23		2,790	2,816,862
Creative Artists Agency LLC, Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.06%, 02/15/24(c)		2,465	2,474,344
Garda World Security Corp., Term Loan B, (LIBOR USD 3 Month + 3.50%), 4.97%, 05/24/24		1,033	1,041,401
KAR Auction Services, Inc., Term Loan B-5, (LIBOR USD 3 Month + 2.50%), 4.25%, 03/09/23		1,053	1,063,266
Prime Security Services Borrower LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 4.32%, 05/02/22		3,316	3,343,934
Sarbacane Bidco, Inc., 1 st Lien Term Loan, (LIBOR USD 3 Month + 3.25%), 01/17/25(n)		495	500,569
Sedgwick Claims Management Services, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 03/01/21(n)		4,263	4,272,877
Sedgwick Claims Management Services, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 5.75%), 02/28/22(n)		3,280	3,316,900
TMK Hawk Parent Corp., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.07%, 08/28/24		681	686,634
TruGreen LP, Term Loan B, (LIBOR USD 3 Month + 4.00%), 5.54%, 04/13/23		269	272,188
US Security Associates Holdings, Inc., Term Loan, (LIBOR USD 3 Month + 4.00%), 5.69%, 07/14/23		3,275	3,308,779

Security	Par (000)			Value
Commercial Services & Supplies (continued)
Wrangler Buyer Corp., Term Loan, (LIBOR USD 1 Month + 3.00%), 4.57%, 09/20/24	USD	3,047		$3,069,174

				31,829,536
Communications Equipment — 0.0%
Avaya, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.25%), 6.31%, 12/15/24		3,050		3,063,969
CommScope, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.25%), 3.57%, 12/29/22		362		364,078
Intelsat Jackson Holdings SA, Term Loan B-4, (LIBOR USD 6 Month + 4.50%), 6.19%, 01/15/24		2,326		2,354,725

				5,782,772
Construction & Engineering — 0.1%
Brand Energy & Infrastructure Services, Term Loan, (LIBOR USD 3 Month + 4.25%), 5.88% - 6.01%, 06/21/24		6,913		6,996,055
Engility Corp., Term Loan B-1, (LIBOR USD 1 Month + 2.75%), 4.32%, 08/12/20		477		480,304
Engility Corp., Term Loan B-2, (LIBOR USD 1 Month + 3.25%), 4.82%, 08/14/23		862		870,471
USIC Holdings, Inc., Term Loan B, (LIBOR USD 3 Month + 3.50%), 5.00%, 12/08/23		1,347		1,357,743

				9,704,573
Consumer Discretionary — 0.0%
Lakeland Tours LLC, Term Loan B, (LIBOR USD 1 Month + 4.00%), 5.59%, 12/06/24		1,294		1,313,118

Containers & Packaging — 0.1%
Anchor Glass Container Corp., 1st LienTerm Loan, (LIBOR USD 1 Month + 2.75%), 4.30% - 4.32%, 12/07/23		—	(o)	—
Berry Global, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.25%), 3.80% - 3.82%, 10/01/22		5,050		5,086,950
BWAY Holding Co., Term Loan, (LIBOR USD 3 Month + 2.25%), 4.87% - 4.96%, 04/03/24		4,915		4,952,165
Charter NEX US, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.25%), 4.82%, 05/16/24		1,692		1,699,433
Flex Acquisition Co, Inc., Term Loan, (LIBOR USD 3 Month + 3.00%), 4.69%, 12/29/23		1,816		1,828,480
FPC Holdings, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 4.00%), 5.69%, 11/19/19		747		744,579
Plastipak Holdings, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 2.75%), 4.45%, 10/14/24		1,177		1,188,820
Reynolds Group Holdings, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 4.32%, 02/05/23		4,029		4,058,356
Reynolds Group Issuer, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 3.50%), 4.32%, 02/05/23(b)		1,984		2,018,720

				21,577,503
Diversified Consumer Services — 0.1%
Belron Finance Ltd., Term Loan B, (LIBOR USD 3 Month + 2.50%), 3.89%, 10/25/24		1,605		1,622,382
Bright Horizons Family Solutions, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.25%), 3.57%, 11/07/23		5,763		5,813,791
ServiceMaster Co. LLC (The), 1st Lien Term Loan C, (LIBOR USD 1 Month + 3.25%), 4.07%, 11/08/23		3,023		3,040,584

68	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Diversified Consumer Services (continued)
Weight Watchers International, Inc., Term Loan B, (LIBOR USD 3 Month + 4.75%), 11/29/24(n)	USD	1,435	$1,451,809

			11,928,566
Diversified Financial Services — 0.1%
Altice Financing SA, Term Loan, (LIBOR USD 3 Month + 3.25%), 01/15/26(n)		4,355	4,289,338
Altice Financing SA, Term Loan B, (LIBOR USD 3 Month + 3.25%), 4.47%, 07/15/25		650	641,557
Clipper Acquisitions Corp., Term Loan, (LIBOR USD 3 Month + 2.00%), 3.62%, 12/13/24(c)		845	851,338
IG Investments Holdings LLC, Term Loan, (LIBOR USD 3 Month + 3.50%), 5.19%, 10/31/21		3,243	3,275,410
Telenet Financing USD LLC, Term Loan, (LIBOR USD 1 Month + 2.50%), 4.06%, 03/27/26		5,910	5,942,209
Trans Union LLC, 1 st Lien Term Loan B-3, (LIBOR USD 1 Month + 2.00%), 3.57%, 04/10/23		6,046	6,081,307

			21,081,159
Diversified Telecommunication Services — 0.3%
Centurylink, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 1.75%), 4.32%, 01/31/25		18,120	17,836,966
CenturyLink, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.25%), 06/20/22(n)		4,050	4,026,713
Colorado Buyer,Inc., Term Loan, (LIBOR USD 3 Month + 3.00%), 4.38%, 05/01/24		1,935	1,947,370
Digicel International Finance Ltd., Term Loan, (LIBOR USD 3 Month + 3.75%), 5.52%, 05/27/24		2,569	2,594,248
Frontier Communications Corp., Delayed Draw Term Loan A, (LIBOR USD 1 Month + 2.75%), 03/31/21(n)		1,268	1,255,685
Frontier Communications Corp., Term Loan B, (LIBOR USD 1 Month + 3.75%), 5.33%, 06/15/24		321	314,605
Level 3 Parent LLC, Term Loan B, (LIBOR USD 3 Month + 2.25%), 3.70%, 02/22/24		10,190	10,232,492
Lumos Networks Operators, Term Loan, (LIBOR USD 1 Month + 3.25%), 4.82%, 11/15/24		1,260	1,274,015
West Corp., Term Loan, (LIBOR USD 1 Month + 4.00%), 5.57%, 10/03/24		3,042	3,074,427

			42,556,521
Electric Utilities — 0.1%
Energy Future Intermediate Holding Co LLC, Delayed Draw Term Loan, (LIBOR USD 1 Month + 3.00%), 4.56% - 4.57%, 06/30/18		10,100	10,134,239
Nautilus Power LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 4.25%), 5.82%, 05/16/24		2,973	3,017,101

			13,151,340
Electrical Equipment — 0.1%
Compass Power Generation LLC, Term Loan, (LIBOR USD 6 Month + 2.25%), 5.39%, 12/13/24		1,550	1,568,414
Concentra, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 2.75%), 06/01/22(n)		2,428	2,449,245
Generac Power Systems, Inc., Term Loan B, (LIBOR USD 3 Month + 2.00%), 3.69%, 05/31/23		1,005	1,010,827
Vertiv Group Corp., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.57%, 11/30/23		5,829	5,886,833
WESCO Distribution, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 4.57%, 12/12/19(c)		65	65,429

			10,980,748

Security	Par (000)		Value
Electronic Equipment, Instruments & Components — 0.0%
Excelitas Technologies Corp., Term Loan B, (LIBOR USD 6 Month + 3.50%), 5.16%, 11/15/24	USD	1,090	$1,102,263

Energy Equipment & Services — 0.0%
ExGen Renewables I LLC, Term Loan, (LIBOR USD 6 Month + 3.00%), 4.47%, 11/28/24		920	931,500
Weatherford International Ltd., Term Loan, (LIBOR USD 1 Month + 2.30%), 3.88%, 07/13/20		1,108	1,083,854

			2,015,354
Equity Real Estate Investment Trusts (REITs) — 0.1%
ESH Hospitality, Inc., Term Loan B-1, (LIBOR USD 1 Month + 2.25%), 3.82%, 08/30/23		4,098	4,131,953
GEO Group, Inc. (The), Term Loan B, (LIBOR USD 3 Month + 2.25%), 3.95%, 03/22/24		2,268	2,277,070
MGM Growth Properties Operating Partnership LP, Term Loan B, (LIBOR USD 1 Month + 2.25%), 3.82%, 04/25/23		5,655	5,694,547

			12,103,570
Financials — 0.0%
Deerfield Holdings Corp., Term Loan B, (LIBOR USD 6 Month + 3.25%), 12/01/24(n)		650	656,097
Seattle Escrow Borrower, Term Loan, (LIBOR USD 1 Month + 3.25%), 4.32%, 06/21/24		2,357	2,367,780

			3,023,877
Food & Staples Retailing — 0.1%
Albertson’s LLC, Term Loan B-4, (LIBOR USD 1 Month + 2.75%), 4.32%, 08/25/21		2,664	2,647,382
US Foods, Inc., Term Loan B, (LIBOR USD 1 Month + 2.50%), 4.07%, 06/27/23		6,565	6,627,918

			9,275,300
Food Products — 0.1%
Chobani LLC, Term Loan, (LIBOR USD 1 Month + 3.50%), 5.07%, 10/10/23		2,378	2,395,565
Dole Food Co., Inc., Term Loan B, (LIBOR USD 3 Month + 1.75%), 4.31% - 6.25%, 04/06/24		1,279	1,282,010
Hostess Brands LLC, Term Loan, (LIBOR USD 1 Month + 2.25%), 3.82%, 08/03/22		7,287	7,332,833
JBS USA LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 2.50%), 4.10%, 10/30/22		3,156	3,131,690
Nomad Foods Europe Midco Ltd., Term Loan B-4, (LIBOR USD 1 Month + 2.25%), 3.81%, 05/15/24		520	522,600
NVA Holdings, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.50%), 5.19%, 08/14/21		713	715,887
Pinnacle Foods Finance LLC, Term Loan B, (LIBOR USD 1 Month + 2.00%), 3.56%, 02/02/24		4,113	4,147,098

			19,527,683
Gas Utilities — 0.0%
Veresen Midstream LP, Term Loan B, (LIBOR USD 1 Month + 3.00%), 4.69%, 03/31/22		2,037	2,058,189

Health Care Equipment & Supplies — 0.1%
Auris Luxembourg III SARL, Term Loan B-7, (LIBOR USD 3 Month + 2.25%), 4.69%, 01/17/22		3,285	3,310,539
Avantor, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 5.56%, 11/21/24		3,649	3,699,174
DJO Finance LLC, 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 06/08/20(n)		7,768	7,670,767

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Health Care Equipment & Supplies (continued)
Immucor, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 6.65%, 06/15/21	USD	2,522	$2,569,705
Ortho-Clinical Diagnostics, Inc., Term Loan B, (LIBOR USD 3 Month + 3.75%), 5.44%, 06/30/21		6,026	6,076,490

			23,326,675
Health Care Providers & Services — 0.2%
Air Medical Group Holdings, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 8.50%), 09/30/25(n)		1,834	1,855,550
Air Medical Group Holdings, Inc., Term Loan B, (LIBOR USD 3 Month + 3.25%), 4.94%, 04/28/22		456	460,140
CHG Healthcare Services, Inc., Term Loan B, (LIBOR USD 3 Month + 2.25%), 4.43% - 4.77%, 06/07/23		3,625	3,663,793
Community Health Systems, Inc., 1st Lien Term Loan G, (LIBOR USD 3 Month + 2.25%), 4.23%, 12/31/19		549	541,180
DaVita, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.32%, 06/24/21		3,010	3,047,292
Diplomat Pharmacy, Inc., Term Loan B, (LIBOR USD 6 Month + 4.50%), 6.07%, 12/20/24		1,185	1,192,406
Envision Healthcare Corp., Term Loan B, (LIBOR USD 1 Month + 3.00%), 4.58%, 12/01/23		7,087	7,110,441
HC Group Holdings III, Inc., Term Loan, (LIBOR USD 1 Month + 5.00%), 6.57%, 04/07/22		1,271	1,285,046
HCA, Inc., Term Loan B-8, (LIBOR USD 1 Month + 2.25%), 3.82%, 02/15/24		1,187	1,197,684
Jaguar Holding Co. II, 1st Lien Term Loan, (LIBOR USD 3 Month + 2.75%), 4.32% - 4.44%, 08/18/22		7,073	7,121,237
MPH Acquisition Holdings LLC, Term Loan, (LIBOR USD 3 Month + 3.00%), 4.69%, 06/07/23		2,941	2,960,694
Press Ganey Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 4.57%, 10/23/23		1,490	1,504,850
Vizient, Inc., Term Loan B, (LIBOR USD 1 Month + 4.00%), 4.32%, 02/13/23		1,769	1,788,126
Wink Holdco, Inc., Term Loan, (LIBOR USD 3 Month + 3.00%), 4.49%, 12/02/24		940	950,575

			34,679,014
Health Care Technology — 0.1%
Change Healthcare Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.32%, 03/01/24		3,678	3,699,602
Quintiles IMS, Inc., Term Loan B, (LIBOR USD 3 Month + 2.00%), 3.69%, 03/07/24		4,653	4,680,398
Team HLTH, Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.32%, 02/06/24		2,407	2,358,921

			10,738,921
Hotels, Restaurants & Leisure — 0.5%
Amaya Gaming, 2nd Lien Term Loan, 8.69%, 08/01/22		399	400,397
Aristocrat International Pty. Ltd., Term Loan B, (LIBOR USD 3 Month + 2.00%), 3.63% - 3.74%, 10/19/24		1,800	1,812,744
B.C. Unlimited Liability Co. Tern Loan B-3, (LIBOR USD 3 Month + 2.25%), 3.82% - 3.94%, 02/16/24		8,091	8,135,703
Boyd Gaming Corp., Term Loan B, (LIBOR USD 3 Month + 2.25%), 3.97%, 09/15/23		2,325	2,341,404

Security	Par (000)		Value
Hotels, Restaurants & Leisure (continued)
Caesars Resort Collection LLC, Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.32%, 09/30/24	USD	4,322	$4,372,672
Casa Del Mar, Term Loan, (LIBOR USD 3 Month + 2.25%), 3.80%, 06/09/24(c)		20,000	20,000,000
CCM Merger, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.32%, 08/06/21		1,208	1,218,046
CEC Entertainment, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 02/12/21(n)		650	631,673
CityCenter Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.07%, 04/18/24		3,007	3,028,576
Four Seasons Hotels Ltd., Term Loan F, (LIBOR USD 1 Month + 2.50%), 4.07%, 11/30/23		342	344,610
Hilton Fort Lauderdale Marina, Term Loan, (LIBOR USD 1 Month + 6.00%), 7.48%, 07/09/19(c)		3,500	3,447,500
Hilton Worldwide Finance LLC, 1st Lien Term Loan B-2, (LIBOR USD 1 Month + 2.00%), 3.56%, 10/25/23		3,040	3,060,913
IRB Holding Corp., Term Loan B, (LIBOR USD 6 Month + 3.75%), 01/17/25(n)		2,048	2,074,568
KFC Holding Co., Term Loan, (LIBOR USD 1 Month + 2.00%), 3.56%, 06/16/23		3,023	3,045,850
La Quinta Intermediate Holdings LLC, Term Loan B, (LIBOR USD 3 Month + 2.75%), 4.47%, 04/14/21		1,573	1,578,079
Playa Resorts Holding BV, 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 4.89% - 5.00%, 04/29/24		2,027	2,040,754
Sabre GLBL, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 3.82%, 02/22/24		2,465	2,480,816
Scientific Games International, Inc., Term Loan B-4, (LIBOR USD 1 Month + 3.25%), 4.82%, 08/14/24		4,277	4,299,432
Stars Group Holdings BV, 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.50%), 5.19%, 08/01/21		2,804	2,824,209
Starwood Hotels & Resorts Worldwide, Inc., Term Loan, (LIBOR USD 3 Month + 2.25%), 3.25%, 11/01/24		18,000	18,000,000

			85,137,946
Household Durables — 0.0%
Wilsonart LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.25%), 4.95%, 12/19/23		1,983	1,999,351

Household Products — 0.0%
Diamond BC BV, Term Loan, (LIBOR USD 3 Month + 3.00%), 09/06/24(n)		125	124,807
Prestige Brands, Inc., 1st Lien Term Loan B-4, (LIBOR USD 1 Month + 2.75%), 4.32%, 01/26/24		2,902	2,927,752
Spectrum Brands, Inc., Term Loan B, (LIBOR USD 3 Month + 3.25%), 3.40% - 3.65%, 06/23/22		4,131	4,146,980

			7,199,539
Independent Power and Renewable Electricity Producers — 0.0%
Calpine Construction Finance Co. LP, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.07%, 01/15/25		1,282	1,287,084
Dynegy, Inc., Term Loan C, (LIBOR USD 1 Month + 2.75%), 4.31%, 02/07/24		4,562	4,605,209

			5,892,293
Industrial Conglomerates — 0.0%
Ascend Performance Materials Operations LLC, 1st Lien Term Loan B, (LIBOR USD 3 Month + 5.25%), 6.94%, 08/12/22(c)		2,191	2,207,670

70	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Insurance — 0.1%
Alliant Holdings Intermediate LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 4.82%, 08/12/22	USD	2,878	$2,897,701
AmWINS Group, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.30% - 4.32%, 01/25/24		2,054	2,067,089
AssuredPartners, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 5.07%, 09/30/24		1,869	1,885,974
Asurion LLC, 2nd Lien Term Loan B-2, (LIBOR USD 1 Month + 6.00%), 7.57%, 08/04/25		1,222	1,260,187
Asurion LLC, Term Loan B-5, (LIBOR USD 1 Month + 2.25%), 4.57%, 11/03/23		3,621	3,647,702
HUB International Ltd., Initial Term Loan, (US0002M + 3.25%), 4.41%, 10/02/20		2,243	2,257,455
USI, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.00%), 4.69%, 05/16/24		2,035	2,043,548
VF Holdings Corp., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 4.82%, 06/30/23		4,193	4,235,607

			20,295,263
Internet & Direct Marketing Retail — 0.0%
CNT Holdings III Corp., 1st Lien Term Loan, (LIBOR USD 3 Month + 2.25%), 01/22/23(n)		849	825,301

Internet Software & Services — 0.1%
Cotiviti Corp., Term Loan B, (LIBOR USD 3 Month + 2.50%), 4.20%, 09/28/23		2,825	2,844,752
Go Daddy Operating Co. LLC, Term Loan B, (LIBOR USD 1 Month + 2.25%), 3.82%, 02/15/24		4,236	4,265,672
Hyland Software, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 4.82%, 07/01/22		1,641	1,650,768
Rackspace Hosting, Inc., Term Loan, (LIBOR USD 3 Month + 3.00%), 4.38%, 11/03/23		4,257	4,293,878
TierPoint LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.75%), 5.32%, 05/06/24		1,861	1,869,953

			14,925,023
IT Services — 0.2%
CCC Information Services, Inc., Term Loan B, (LIBOR USD 1 Month + 3.00%), 4.58%, 04/29/24		2,055	2,066,243
Convergint Technologies LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 3.50%), 01/29/25(c),(n)		730	733,389
DTI Holdco, Inc., Term Loan, (LIBOR USD 3 Month + 5.25%), 6.90% - 7.02%, 10/02/23		1,779	1,792,243
First Data Corp., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.25%), 3.81%, 04/26/24		21,495	21,647,011
Information Resources, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 4.25%), 5.81%, 01/18/24		1,365	1,372,534
NeuStar, Inc., Term Loan B-1, (LIBOR USD 3 Month + 3.25%), 4.65%, 01/08/20		373	375,560
NeuStar, Inc., Term Loan B-2, (LIBOR USD 3 Month + 3.75%), 5.15%, 08/08/24		1,376	1,389,578
Peak 10 Holding Corp., 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.25%), 8.63%, 08/01/25		1,954	1,963,770
Peak 10 Holding Corp., Term Loan B, (LIBOR USD 3 Month + 3.50%), 5.19%, 08/01/24		1,681	1,688,486
Tempo Acquisition LLC, Term Loan B, (LIBOR USD 1 Month + 3.00%), 4.57%, 05/01/24		3,274	3,287,888
WEX, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 06/30/23(n)		4,580	4,630,361

			40,947,063

Security	Par (000)			Value
Leisure Products — 0.0%
Hayward Industries, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.07%, 08/05/24	USD	1,134		$1,142,132

Life Sciences Tools & Services — 0.0%
Albany Molecular Research, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 4.82%, 08/30/24		1,616		1,622,010
Research Now, Inc., Term Loan B, (LIBOR USD 6 Month + 5.50%), 7.13%, 12/07/24		1,595		1,567,087

				3,189,097
Machinery — 0.1%
Clark Equipment Co., Term Loan B, (LIBOR USD 3 Month + 2.25%), 4.19%, 05/18/24		1,290		1,302,902
Deck Chassis Acquisition, Inc., Term Loan B, (LIBOR USD 1 Month + 6.00%), 7.57%, 06/15/23(c)		865		884,462
Filtration Group, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.00%), 4.57%, 11/23/20		5,701		5,767,926
Gardner Denver, Inc., Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.44%, 07/30/24		1,281		1,286,704
Rexnord LLC, Term Loan, (LIBOR USD 1 Month + 2.25%), 3.81%, 08/21/24		1,681		1,693,053
WireCo WorldGroup, Inc., Term Loan, (LIBOR USD 3 Month + 5.50%), 6.98%, 07/30/23		938		942,825

				11,877,872
Media — 0.4%
Advantage Sales & Marketing, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 3.25%), 07/23/21(n)		—	(o)	—
Altice US Finance I Corp., Term Loan B, (LIBOR USD 1 Month + 3.25%), 3.82%, 07/28/25		3,052		3,055,698
CBS Radio, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 2.25%), 4.17%, 10/17/23		1,817		1,827,630
Charter Communications Operating LLC, Term Loan A-2, (LIBOR USD 3 Month + 2.25%), 03/31/23(n)		3,546		3,544,224
Charter Communications Operating LLC, Term Loan B, (LIBOR USD 1 Month + 2.00%), 3.58%, 04/30/25		14,152		14,229,713
CSC Holdings LLC, Term Loan:
(LIBOR USD 1 Month + 2.25%), 3.81%, 07/17/25		5,292		5,297,771
(LIBOR USD 6 Month + 2.50%), 01/12/26(n)		2,185		2,200,033
DHX Media Ltd., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.75%), 5.32%, 12/29/23(c)		1,080		1,087,672
Houghton Mifflin Harcourt Co., 1st Lien Term Loan B, 4.57%, 05/28/21		1,081		1,015,440
iHeartCommunications, Inc., 8.44%, 01/30/19		414		316,710
Learfield Communications, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 12/01/23(c)(n)		250		252,576
Mission Broadcasting, Inc., Term Loan, (LIBOR USD 1 Month + 2.50%), 01/17/24(n)		206		206,707
Nexstar Broadcasting, Inc., Term Loan B, (LIBOR USD 1 Month + 2.50%), 01/17/24(n)		1,632		1,641,513
Radiate Holdco LLC, Term Loan 1, (LIBOR USD 1 Month + 3.00%), 4.57% - 4.64%, 02/01/24		1,469		1,472,837
SFR Group SA, Term Loan B-12, (LIBOR USD 6 Month + 3.25%), 4.72%, 01/31/26		3,259		3,133,921
Sinclair Television Group, Inc., Term Loan B, (LIBOR USD 6 Month + 2.50%), 12/12/24(n)		1,439		1,450,987

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Media (continued)
Trader Corp., Term Loan, (LIBOR USD 3 Month + 3.00%), 4.69%, 09/28/23	USD	1,828	$1,829,223
Tribune Media Co., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.00%), 4.57%, 01/26/24		4,773	4,778,764
Unitymedia Finance LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.25%), 3.81%, 09/30/25		3,465	3,472,207
Univision Communications, Inc., Term Loan C-5, (LIBOR USD 1 Month + 2.75%), 4.32%, 03/15/24		1,025	1,025,816
Varsity Brands, Inc., Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.07%, 12/16/24		655	661,825
Virgin Media Bristol LLC, Term Loan K, (LIBOR USD 1 Month + 2.50%), 4.06%, 01/30/26		7,314	7,354,666
Ziggo Secured Finance Partnership, Term Loan E, (LIBOR USD 1 Month + 2.50%), 4.06%, 04/15/25		1,440	1,438,690

			61,294,623
Metals & Mining — 0.0%
Securus Technologies, 1st Lien Term Loan, (LIBOR USD 6 Month + 3.25%), 6.12%, 11/01/24		2,459	2,490,795
Signode Industrial Group US, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 2.75%), 4.32% - 4.44%, 05/01/21		1,023	1,023,239

			3,514,034
Multiline Retail — 0.1%
BJ’s Wholesale Club, Inc., Term Loan B, (LIBOR USD 3 Month + 2.25%), 4.95%, 02/03/24		3,109	3,107,054
Hudson’s Bay Co., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 4.72%, 09/30/22		3,464	3,341,895
Neiman Marcus Group Ltd LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 4.81%, 10/25/20		1,254	1,074,662

			7,523,611
Oil, Gas & Consumable Fuels — 0.2%
BCP Raptor LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 2.25%), 5.73%, 06/24/24		2,239	2,255,541
BCP Renaissance Parent LLC, Term Loan B, (LIBOR USD 3 Month + 4.00%), 5.77%, 10/31/24		2,747	2,779,634
California Resources Corp., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.25%), 11.94%, 12/31/21		2,765	3,131,363
California Resources Corp., Term Loan B, (LIBOR USD 1 Month + 4.75%), 12/31/22(n)		2,602	2,647,587
Chesapeake Energy Corp., Term Loan, (LIBOR USD 6 Month + 7.50%), 8.95%, 08/23/21		5,161	5,518,764
CITGO Holding, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 8.50%), 10.19%, 05/12/18		2,190	2,201,668
CONSOL Energy, Inc., Term Loan, (LIBOR USD 3 Month + 6.00%), 7.47%, 10/30/22		1,065	1,085,407
Medallian Midland Acquisition LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 4.82%, 10/30/24(c)		1,680	1,688,400
MEG Energy Corp., Term Loan B, (LIBOR USD 3 Month + 3.50%), 5.20%, 12/31/23		3,031	3,040,410
Ultra Resources, Inc., Term Loan, (LIBOR USD 3 Month + 3.00%), 4.41%, 04/12/24		1,537	1,542,764
Vine Oil & Gas LP, 1st Lien Term Loan B, (LIBOR USD 1 Month + 6.88%), 8.45%, 12/02/21(c)		1,570	1,566,075

			27,457,613

Security	Par (000)		Value
Pharmaceuticals — 0.2%
Akorn, Inc., Term Loan, (LIBOR USD 1 Month + 4.25%), 5.88%, 04/16/21(c)	USD	1,809	$1,811,608
Alphabet Holding Co, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.07%, 09/26/24		4,898	4,840,177
Alphabet Holding Co, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 9.32%, 09/15/25		4,457	4,245,292
Catalent Pharma Solutions, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.25%), 3.82%, 05/20/21		5,477	5,510,032
Grifols Worldwide Operations USA, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 2.25%), 3.72%, 01/31/25		7,471	7,515,334
Valeant Pharmaceuticals International, Inc., 1st Lien Term Loan B-F-1, (LIBOR USD 1 Month + 3.50%), 5.06%, 04/01/22		3,911	3,968,890

			27,891,333
Professional Services — 0.1%
CPA Global Ltd., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.02%, 10/15/24		1,670	1,671,386
Element Materials Technology Group Ltd., Term Loan, (LIBOR USD 3 Month + 3.50%), 5.19%, 06/28/24		815	817,714
PAREXEL International Corp., Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.32%, 09/27/24		2,275	2,291,793
Sterling Midco Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.07%, 06/19/24		2,676	2,688,882

			7,469,775
Real Estate Management & Development — 0.3%
Deerwood Developers LLC, Term Loan, (LIBOR USD 1 Month + 1.40%), 6.90%, 10/04/21(c)		12,000	11,940,000
DTZ US Borrower LLC, Term Loan, (LIBOR USD 3 Month + 3.25%), 11/04/21(n)		1,034	1,033,595
Realogy Group LLC, Term Loan B, (LIBOR USD 1 Month + 2.25%), 3.82%, 07/20/22		5,347	5,384,300
Riata Corporate Park, Term Loan A, (LIBOR USD 1 Month + 5.30%), 6.78%, 06/09/22(c)		20,000	20,000,000
VICI Properties, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 3.81%, 12/13/24		7,353	7,407,117

			45,765,012
Road & Rail — 0.0%
Avolon TLB Borrower 1 US LLC, 1st Lien Term Loan B-2, (LIBOR USD 1 Month + 2.25%), 03/21/22(n)		1,033	1,031,164
CEVA Group plc, Term Loan:
(LIBOR USD 3 Month + 2.25%), 1.59%, 03/19/21(c)		985	938,686
(LIBOR USD 3 Month + 5.50%), 7.27%, 03/19/21		177	171,475
CEVA Group plc, Term Loan B, (LIBOR USD 3 Month + 5.50%), 7.27%, 03/19/21		1,375	1,333,701
Ceva Intercompany BV, Term Loan, (LIBOR USD 3 Month + 5.50%), 7.27%, 03/19/21		999	968,605
Gruden Acquisition, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 5.50%), 7.19%, 08/18/22		1,043	1,050,840
PODS LLC, Term Loan B, (LIBOR USD 1 Month + 3.00%), 4.56%, 11/21/24		1,840	1,858,791

			7,353,262

72	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Semiconductors & Semiconductor Equipment — 0.0%
Cavium, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 3.82%, 08/16/22(c)	USD	992	$998,308
Microsemi Corp., 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.00%), 3.56%, 01/15/23		1,149	1,156,528
ON Semiconductor Corp., Term Loan B, (LIBOR USD 1 Month + 2.00%), 3.57%, 03/31/23		990	996,498
Versum Materials, Inc., Term Loan B, (LIBOR USD 3 Month + 2.00%), 3.69%, 09/29/23		1,057	1,063,895

			4,215,229
Software — 0.3%
Almonde, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 4.98%, 06/13/24		2,494	2,506,468
Almonde, Inc., 2nd Lien Term Loan, (LIBOR USD 3 Month + 3.25%), 8.73%, 06/13/25		620	623,565
Applied Systems, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 4.94%, 09/19/24		2,627	2,652,904
Ascend Learning LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 4.57%, 07/12/24		1,027	1,031,278
Barracuda NE, 1st Lien Term Loan, (LIBOR USD 3 Month + 2.25%), 01/10/25(n)		1,310	1,322,117
BMC Software Finance, Inc., Term Loan B-2, (LIBOR USD 1 Month + 3.25%), 4.82%, 09/10/22		4,133	4,154,024
Flexera Software LLC, Term Loan B, (LIBOR USD 6 Month + 3.25%), 01/24/25(n)		775	780,812
Infor US, Inc., Term Loan B-6, (LIBOR USD 3 Month + 2.75%), 4.44%, 02/01/22		2,821	2,835,247
Informatica LLC, Term Loan B, (LIBOR USD 3 Month + 3.25%), 4.94%, 08/05/22		2,930	2,943,974
Ivanti Software, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 4.25%), 01/20/24(n)		47	46,071
Kronos, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.50%), 4.90%, 11/01/23		4,485	4,527,076
MA FinanceCo. LLC, Term Loan B-3, (LIBOR USD 1 Month + 2.75%), 4.32%, 06/21/24		349	350,614
McAfee Holdings LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 4.50%), 6.07%, 09/27/24		1,317	1,328,932
Mitchell International, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 3.25%), 4.94%, 11/29/24		5,081	5,102,626
Mitchell International, Inc., 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.25%), 8.94%, 12/01/25		1,590	1,603,420
nThrive, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 4.50%), 6.07%, 10/20/22		2,464	2,478,098
Optiv Security, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 3.25%), 4.63%, 02/01/24		4,361	4,140,813
Project Alpha Intermediate Holding, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.50%), 04/26/24(n)		1,058	1,033,723
SolarWinds Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.07%, 02/03/23		4,068	4,087,092
Solera LLC, Term Loan B-1, (LIBOR USD 1 Month + 3.25%), 4.82%, 03/03/23		2,558	2,575,817
Sophia LP, 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 4.94%, 09/30/22		2,510	2,523,557
SS&C European Holdings SARL, Term Loan B-2, (LIBOR USD 1 Month + 2.25%), 3.82%, 07/08/22		50	50,010
SS&C Technologies, Inc., Term Loan B-1, (LIBOR USD 1 Month + 2.25%), 3.82%, 07/08/22		3,203	3,219,628
TIBCO Software, Inc., Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.07%, 12/04/20		3,146	3,164,004

Security	Par (000)		Value
Software (continued)
Veritas US, Inc., Term Loan B-1, (LIBOR USD 3 Month + 4.50%), 6.19%, 01/27/23	USD	1,151	$1,157,273

			56,239,143
Specialty Retail — 0.1%
Academy Ltd., Term Loan B, (LIBOR USD 3 Month + 4.00%), 07/01/22(n)		2,577	2,067,893
Evergreen Acqco 1 LP, Term Loan C, (LIBOR USD 3 Month + 3.75%), 5.38% - 5.49%, 07/09/19		268	256,734
Harbor Freight Tools USA, Inc., Term Loan, (LIBOR USD 1 Month + 2.50%), 4.07%, 08/18/23		2,012	2,019,569
Leslie’s Poolmart, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.75%), 5.37%, 08/16/23		1,440	1,442,702
Michaels Stores, Inc., Term Loan B-1, (LIBOR USD 1 Month + 2.75%), 4.30% - 4.32%, 01/30/23		1,978	1,990,421
National Vision, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 11/12/24(n)		992	996,579
Party City Holdings, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.00%), 4.58% - 4.78%, 08/19/22		1,669	1,677,918
Serta Simmons Bedding LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 3.25%), 11/08/23(n)		4,034	3,945,845
Serta Simmons Bedding LLC, 2nd Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 11/08/24(n)		2,767	2,594,063
Staples, Inc., Term Loan, (LIBOR USD 3 Month + 4.00%), 5.49%, 09/12/24		2,095	2,083,226

			19,074,950
Technology Hardware, Storage & Peripherals — 0.0%
Dell International LLC, Term Loan, (LIBOR USD 1 Month + 2.00%), 3.58%, 09/07/23		2,456	2,465,286
Riverbed Technology, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 04/24/22(n)		337	332,384

			2,797,670
Trading Companies & Distributors — 0.1%
American Builders & Contractors Supply Co, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.50%), 4.07%, 10/31/23		3,863	3,889,102
Beacon Roofing Supply, Inc., Term Loan B, (LIBOR USD 6 Month + 2.25%), 3.94%, 01/02/25		3,640	3,666,645
HD Supply, Inc., Term Loan B-3, (LIBOR USD 3 Month + 2.25%), 3.94%, 08/13/21		3,015	3,041,541
Nexeo Solutions LLC, Term Loan B, (LIBOR USD 3 Month + 3.25%), 4.58% - 5.02%, 06/09/23		335	338,266
Spin Holdco, Inc., 1st Lien Term Loan B-1, (LIBOR USD 1 Month + 3.25%), 5.31%, 11/14/22		2,280	2,297,098
TriMark USA LLC, Delayed Draw Term Loan, (LIBOR USD 6 Month + 0.00%), 08/28/24(n)		30	30,744

			13,263,396
Water Utilities — 0.0%
HD Supply Waterworks Ltd., 1st Lien Term Loan B, (LIBOR USD 6 Month + 3.00%), 4.69%, 08/01/24		1,416	1,424,425

Wireless Telecommunication Services — 0.0%
Sprint Communications, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 4.13%, 02/02/24		2,685	2,690,240
Telesat Canada, Term Loan B-4, (LIBOR USD 3 Month + 3.00%), 4.70%, 11/17/23		2,039	2,049,435

			4,739,675

Total Floating Rate Loan Interests — 5.2% (Cost: $880,779,906)			885,642,914

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Foreign Agency Obligations — 1.4%

Argentina — 0.1%
YPF SA:
8.88%, 12/19/18(b)	USD	11,052	$11,549,340
8.75%, 04/04/24		340	385,475
8.75%, 04/04/24(b)		4,770	5,407,987

			17,342,802
Belgium — 0.0%
Belfius Bank SA, (EURIBOR 6 Month + 2.94%), 1.00%(h)(i)	EUR	1,400	1,735,580

Brazil — 0.2%
Petrobras Global Finance BV:
5.38%, 01/27/21	USD	3,042	3,166,722
8.38%, 05/23/21		3,042	3,466,739
6.13%, 01/17/22		6,838	7,289,308
4.38%, 05/20/23		16,355	16,265,048

			30,187,817
Canada — 0.0%
NOVA Chemicals Corp., 4.88%, 06/01/24(b)		1,208	1,215,550

Chile — 0.1%
Empresa de Transporte de Pasajeros Metro SA, 5.00%, 01/25/47(b)		6,730	7,251,575

China — 0.5%
CDBL Funding 1:
3.00%, 04/24/23		2,830	2,728,205
4.25%, 12/02/24		3,800	3,873,982
3.50%, 10/24/27		2,370	2,231,481
Chang Development International Ltd., 3.63%, 01/20/20		1,900	1,877,128
China Minmetals Corp., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.72%), 3.75%(h)(i)		520	505,692
Chinalco Capital Holdings Ltd., 4.25%, 04/21/22		2,890	2,890,405
CITIC Ltd., 6.80%, 01/17/23		3,000	3,414,546
CNAC HK Synbridge Co. Ltd., 5.00%, 05/05/20		10,997	11,120,276
CNOOC Finance Ltd., 5.00%, 05/02/42		5,000	5,553,155
Export-Import Bank of China (The), 4.00%, 11/28/47		2,542	2,514,671
Guangxi Financial Investment Group Co. Ltd., 5.75%, 01/23/21		1,100	1,091,828
HeSteel Hong Kong Co. Ltd., 4.25%, 04/07/20		3,810	3,810,926
Huarong Finance Co. Ltd.:
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 7.77%), 4.50%(h)(i)		2,942	2,949,281
4.75%, 04/27/27		3,300	3,309,646
Huarong Finance II Co. Ltd.:
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.71%), 2.88%(h)(i)		2,350	2,238,467
4.63%, 06/03/26		1,132	1,129,979
4.88%, 11/22/26		628	636,496
Huzhou City Investment Development Group Co. Ltd., 4.88%, 12/20/20		397	401,917
ICBCIL Finance Co. Ltd., 3.38%, 04/05/22		4,925	4,870,342
Inner Mongolia High-Grade High Way Construction and Development Co. Ltd., 4.38%, 12/04/20		432	424,469
Jinan West City Investment & Development Group Co. Ltd., 3.13%, 10/11/21		950	913,405
Minmetals Bounteous Finance BVI Ltd.:
4.75%, 07/30/25		2,900	3,015,899
4.20%, 07/27/26		1,700	1,703,029

Security	Par (000)		Value
China (continued)
Nanjing Yangzi State-owned Assets Investment Group Co. Ltd., 4.50%, 12/05/27	USD	715	$694,083
Sinochem Offshore Capital Co. Ltd., 3.25%, 04/29/19		19,847	19,913,032
Sino-Ocean Land Treasure Finance I Ltd., 6.00%, 07/30/24		626	679,720
Sino-Ocean Land Treasure Finance II Ltd., 5.95%, 02/04/27		209	228,265
SPIC 2016 US dollar Bond Co. Ltd., 3.88%, 12/06/26		1,125	1,125,180
Wuhan State-Owned Assets Management Ltd. Co., 3.80%, 12/18/20		729	725,809

			86,571,314
France — 0.0%
Caisse d’Amortissement de la Dette Sociale, 1.75%, 09/24/19(b)		5,400	5,350,806
NEW Areva Holding SA, 4.88%, 09/23/24	EUR	1,000	1,403,858

			6,754,664
Hong Kong — 0.1%
China Cinda Finance 2015 I Ltd., 4.25%, 04/23/25	USD	5,980	5,959,447
China Cinda Finance 2017 I Ltd., 4.40%, 03/09/27		3,400	3,356,334

			9,315,781
India — 0.1%
BPRL International Singapore Pte. Ltd., 4.38%, 01/18/27		3,875	3,939,100
Export-Import Bank of India, 3.38%, 08/05/26		272	262,425
Greenko Dutch BV, 5.25%, 07/24/24		4,525	4,505,769
Greenko Investment Co., 4.88%, 08/16/23		3,036	2,952,759
Hindustan Petroleum Corp. Ltd., 4.00%, 07/12/27		1,377	1,360,885
Indian Railway Finance Corp. Ltd., 3.84%, 12/13/27		2,275	2,248,269
NTPC Ltd., 5.63%, 07/14/21		2,590	2,790,212
Power Finance Corp. Ltd., 3.75%, 12/06/27		2,700	2,608,880
Rural Electrification Corp. Ltd., 3.88%, 07/07/27		714	697,814

			21,366,113
Indonesia — 0.1%
Jasa Marga Persero Tbk. PT, 7.50%, 12/11/20	IDR	16,920,000	1,281,464
Pertamina Persero PT:
5.63%, 05/20/43	USD	8,124	8,754,820
6.45%, 05/30/44		4,476	5,319,686
Perusahaan Penerbit SBSN Indonesia III:
4.35%, 09/10/24		2,300	2,391,517
4.33%, 05/28/25		1,500	1,546,875
Wijaya Karya Persero Tbk. PT, 7.70%, 01/31/21	IDR	13,240,000	995,831

			20,290,193
Mexico — 0.1%
Mexico City Airport Trust, 4.25%, 10/31/26(b)	USD	7,105	7,160,064
Petroleos Mexicanos:
5.50%, 01/21/21		11,316	11,998,355
5.38%, 03/13/22(b)		110	116,490

			19,274,909
South Korea — 0.1%
Export-Import Bank of Korea:
(LIBOR USD 3 Month + 0.93%), 2.30%, 11/01/22(i)		4,300	4,323,942
3.00%, 11/01/22		3,700	3,661,095
Korea Housing Finance Corp., 3.00%, 10/31/22		4,600	4,512,796

			12,497,833

74	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Sri Lanka — 0.0%
SriLankan Airlines Ltd., 5.30%, 06/27/19	USD	3,500	$3,528,490

United Arab Emirates — 0.0%
Abu Dhabi National Energy Co. PJSC, 3.63%, 01/12/23		1,700	1,709,160

Total Foreign Agency Obligations — 1.4% (Cost: $237,310,741)			239,041,781

Foreign Government Obligations — 2.9%

Argentina — 0.4%
Republic of Argentina:
9.00%, 11/29/18		21,746	22,784,372
6.25%, 04/22/19		2,622	2,716,392
8.00%, 10/08/20		141	153,206
6.88%, 04/22/21		29,568	31,534,272
8.75%, 05/07/24		319	359,478
5.88%, 01/11/28		2,411	2,345,903

			59,893,623
Bahrain — 0.0%
Kingdom of Bahrain:
6.75%, 09/20/29(b)		950	937,175
6.75%, 09/20/29		4,500	4,439,250
6.00%, 09/19/44(b)		470	404,200
7.50%, 09/20/47		350	339,945

			6,120,570
Brazil — 0.2%
Federative Republic of Brazil:
0.00%, 07/01/18(l)	BRL	50,500	15,444,251
0.00%, 01/01/19(l)		5,000	1,478,796
4.88%, 01/22/21	USD	21,706	22,899,830

			39,822,877
Croatia — 0.1%
Republic of Croatia, 6.63%, 07/14/20		19,384	20,959,260

Egypt — 0.2%
Arab Republic of Egypt:
0.00%, 09/04/18(l)	EGP	99,000	5,087,484
0.00%, 11/13/18(l)		29,775	1,489,998
5.75%, 04/29/20	USD	7,158	7,493,796
6.13%, 01/31/22(b)		4,664	4,938,327
6.13%, 01/31/22		12,427	13,157,932

			32,167,537
Greece — 0.0%
Hellenic Republic of Greece:
3.50%, 01/30/23	EUR	243	307,604
3.75%, 01/30/28		328	408,366
3.90%, 01/30/33		343	411,043
4.00%, 01/30/37		274	326,842
4.20%, 01/30/42		268	320,750

			1,774,605
Hungary — 0.2%
Republic of Hungary, 6.25%, 01/29/20	USD	32,997	35,207,007

India — 0.1%
Republic of India:
6.35%, 01/02/20	INR	771,680	12,025,778
8.27%, 06/09/20		307,720	4,977,416

			17,003,194
Indonesia — 0.5%
Republic of Indonesia:
7.88%, 04/15/19	IDR	327,401,000	25,234,612

Security	Par (000)		Value
Indonesia (continued)
5.88%, 03/13/20	USD	40,377	$42,944,250
3.75%, 04/25/22		4,394	4,493,181
4.75%, 01/08/26		3,550	3,805,792
4.35%, 01/08/27		3,300	3,452,140
3.50%, 01/11/28		4,900	4,830,244
4.75%, 07/18/47		2,125	2,206,791
4.35%, 01/11/48		2,175	2,150,851

			89,117,861
Maldives — 0.0%
Republic of Maldives, 7.00%, 06/07/22		2,800	2,801,795

Mongolia — 0.0%
Government of Mongolia:
7.50%, 06/30/18	CNY	10,000	1,578,261
5.63%, 05/01/23	USD	1,675	1,708,512

			3,286,773
Oman — 0.0%
Sultanate of Oman, 5.63%, 01/17/28		3,400	3,423,562

Pakistan — 0.0%
Islamic Republic of Pakistan, 6.88%, 12/05/27		900	908,687

Panama — 0.1%
Republic of Panama, 5.20%, 01/30/20		11,332	11,898,600

Russia — 0.2%
Russian Federation:
6.40%, 05/27/20	RUB	3,500	61,803
4.25%, 06/23/27	USD	34,600	35,492,127

			35,553,930
Saudi Arabia — 0.2%
Kingdom of Saudi Arabia:
2.88%, 03/04/23		4,250	4,154,375
3.63%, 03/04/28		20,036	19,585,190

			23,739,565
South Africa — 0.1%
Republic of South Africa:
5.50%, 03/09/20		6,535	6,841,361
5.88%, 05/30/22		7,535	8,219,931
5.65%, 09/27/47		1,690	1,735,681

			16,796,973
Sri Lanka — 0.3%
Republic of Sri Lanka:
6.00%, 01/14/19		13,112	13,431,998
5.13%, 04/11/19		19,841	20,188,317
6.25%, 10/04/20		3,585	3,765,415
6.25%, 07/27/21		473	500,627
5.75%, 01/18/22		1,750	1,811,294
6.85%, 11/03/25		2,500	2,734,417

			42,432,068
Turkey — 0.2%
Republic of Turkey:
7.00%, 06/05/20		6,270	6,724,199
5.63%, 03/30/21		25,733	26,965,611
11.00%, 03/02/22	TRY	7,795	2,012,764

			35,702,574
United Arab Emirates — 0.0%
Government of United Arab Emirates, 4.13%, 10/11/47	USD	5,800	5,661,380

Uruguay — 0.1%
Republic of Uruguay, 8.00%, 11/18/22		9,382	11,136,029

SCHEDULES OF INVESTMENTS	75

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Vietnam — 0.0%
Republic of Vietnam, 4.80%, 11/19/24	USD	930	$989,766

Total Foreign Government Obligations — 2.9% (Cost: $494,491,435)			496,398,236

	Shares
Investment Companies — 3.7%(f)
iShares iBoxx $ High Yield Corporate Bond ETF(r)		5,960,222	520,327,381
SPDR Bloomberg Barclays High Yield Bond ETF		3,020,000	110,834,000

Total Investment Companies — 3.7% (Cost: $627,539,824)			631,161,381

	Par (000)
Non-Agency Mortgage-Backed Securities — 10.1%

Collateralized Mortgage Obligations — 4.1%
Adjustable Rate Mortgage Trust(a):
Series 2005-8, Class 2A1, 3.76%, 11/25/35	USD	4,343	3,990,969
Series 2005-8, Class 7A2, 2.12%, 11/25/35		2,798	2,715,568
Series 2005-9, Class 5A1, 2.10%, 11/25/35		2,331	2,314,704
Ajax Mortgage Loan Trust, Series 2016-A, Class A, 4.25%, 08/25/64(b)(d)		2,413	2,432,794
Alternative Loan Trust:
Series 2005-16, Class A1, 2.78%, 06/25/35(a)		855	795,241
Series 2005-36, Class 2A1A, 1.87%, 08/25/35(a)		2,842	2,412,738
Series 2005-56, Class 1A1, 2.29%, 11/25/35(a)		4,743	4,672,441
Series 2005-56, Class 4A1, 1.87%, 11/25/35(a)		6,854	6,390,021
Series 2005-61, Class 1A1, 2.08%, 12/25/35(a)		404	389,529
Series 2005-61, Class 2A1, 1.84%, 12/25/35(a)		4,446	4,228,626
Series 2005-63, Class 3A3, 3.41%, 11/25/35(a)		4,624	4,162,011
Series 2005-63, Class 5A1, 3.44%, 12/25/35(a)		584	534,352
Series 2005-64CB, Class 1A1, 5.50%, 12/25/35		133	133,526
Series 2005-72, Class A1, 1.83%, 01/25/36(a)		4,527	4,294,911
Series 2005-72, Class A3, 1.86%, 01/25/36(a)		4,403	3,592,978
Series 2005-76, Class 2A1, 2.13%, 02/25/36(a)		8,133	7,361,159
Series 2006-11CB, Class 1A5, 6.00%, 05/25/36		1,224	1,017,134
Series 2006-15CB, Class A1, 6.50%, 06/25/36		1,603	1,294,654
Series 2006-20CB, Class A9, 6.00%, 07/25/36		788	607,422
Series 2006-2CB, Class A6, 5.50%, 03/25/36		1,332	988,360
Series 2006-45T1, Class 1A10, 6.00%, 02/25/37		4,024	2,912,410
Series 2006-45T1, Class 2A2, 6.00%, 02/25/37		3,306	2,853,388
Series 2006-7CB, Class 1A6, 6.00%, 05/25/36		1,380	1,101,788
Series 2006-9T1, Class A7, 6.00%, 05/25/36		647	527,238
Series 2006-J7, Class 2A1, 2.25%, 11/20/46(a)		7,385	5,054,800

Security	Par (000)		Value
Collateralized Mortgage Obligations (continued)
Series 2006-J8, Class A5, 6.00%, 02/25/37	USD	1,955	$1,404,232
Series 2006-OA14, Class 1A1, 2.86%, 11/25/46(a)		10,981	9,484,566
Series 2006-OA14, Class 2A1, 1.75%, 11/25/46(a)		10,630	9,336,720
Series 2006-OA14, Class 3A1, 1.98%, 11/25/46(a)		14,955	13,067,389
Series 2006-OA16, Class A2, 1.75%, 10/25/46(a)		658	625,706
Series 2006-OA2, Class A1, 1.77%, 05/20/46(a)		2,565	2,152,706
Series 2006-OA22, Class A1, 1.72%, 02/25/47(a)		13,452	12,905,454
Series 2006-OA3, Class 2A1, 1.77%, 05/25/36(a)		16,667	14,277,230
Series 2006-OA6, Class 1A2, 1.77%, 07/25/46(a)		12,336	11,843,243
Series 2006-OA8, Class 1A1, 1.75%, 07/25/46(a)		22,134	20,616,055
Series 2007-12T1, Class A22, 5.75%, 06/25/37		2,959	2,443,753
Series 2007-12T1, Class A5, 6.00%, 06/25/37		657	555,461
Series 2007-15CB, Class A7, 6.00%, 07/25/37		457	415,705
Series 2007-18CB, Class 2A25, 6.00%, 08/25/37		449	410,306
Series 2007-19, Class 1A4, 6.00%, 08/25/37		1,916	1,569,299
Series 2007-19, Class 1A8, 6.00%, 08/25/37		932	763,527
Series 2007-25, Class 1A3, 6.50%, 11/25/37		4,851	3,736,026
Series 2007-9T1, Class 1A1, 6.00%, 05/25/37		836	628,925
Series 2007-9T1, Class 2A1, 6.00%, 05/25/37		4,630	3,432,567
Series 2007-9T1, Class 2A2, 6.00%, 05/25/37		795	603,481
Series 2007-AL1, Class A1, 1.81%, 06/25/37(a)		10,291	7,797,604
Series 2007-J1, Class 2A5, 6.00%, 03/25/37		2,121	1,406,184
Series 2007-OA11, Class A1A, 2.51%, 11/25/47(a)		4,439	3,725,300
Series 2007-OA3, Class 1A1, 1.70%, 04/25/47(a)		18,145	15,854,336
Series 2007-OA4, Class A1, 1.73%, 05/25/47(a)		7,233	6,513,647
Series 2007-OA7, Class A1B, 1.70%, 05/25/47(a)		1,224	1,184,628
Series 2007-OA8, Class 2A1, 1.74%, 06/25/47(a)		17,679	14,088,893
Series 2007-OH3, Class A1A, 1.85%, 09/25/47(a)		6,165	5,497,385
Alternative Loan Trust Resecuritization, Series 2006-22R, Class 1A6, 6.00%, 05/25/36		1,912	1,600,530
American Home Mortgage Assets Trust:
Series 2006-3, Class 1A1, 2.10%, 10/25/46(a)		20,987	19,889,352
Series 2006-3, Class 2A11, 2.07%, 10/25/46(a)		8,000	6,971,215
Series 2007-3, Class 22A1, 6.25%, 06/25/37(d)		1,546	1,364,214
Banc of America Funding Trust(a):
Series 2006-7, Class T2A3, 5.69%, 10/25/36		966	891,464
Series 2006-D, Class 6A1, 3.67%, 05/20/36		642	590,446
Series 2007-D, Class 1A1, 1.77%, 06/20/47		2,814	2,494,848

76	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Collateralized Mortgage Obligations (continued)
Banc of America Mortgage Trust, Series 2004-L, Class 4A1, 3.70%, 01/25/35(a)	USD	20	$19,519
Bear Stearns ALT-A Trust, Series 2006-2, Class 11A1, 2.00%, 04/25/36(a)		11,303	11,846,605
Bear Stearns Asset-Backed Securities I Trust(d):
Series 2005-AC9, Class A5, 6.25%, 12/25/35		1,376	1,356,169
Series 2006-AC1, Class 1A2, 6.25%, 02/25/36		1,392	1,247,049
Bear Stearns Mortgage Funding Trust(a):
Series 2007-AR2, Class A1, 1.73%, 03/25/37		2,780	2,481,537
Series 2007-AR3, Class 1A1, 1.70%, 03/25/37		3,591	3,388,355
Series 2007-AR4, Class 1A1, 1.76%, 09/25/47		4,732	4,406,028
CHL Mortgage Pass-Through Trust:
Series 2005-11, Class 4A1, 1.83%, 04/25/35(a)		2,971	2,948,776
Series 2005-9, Class 1A1, 2.16%, 05/25/35(a)		5,475	5,082,062
Series 2006-OA4, Class A1, 2.09%, 04/25/46(a)		3,373	1,781,210
Series 2007-21, Class 1A1, 6.25%, 02/25/38		284	241,034
Series 2007-J2, Class 2A6, 6.00%, 07/25/37		1,028	768,930
Series 2007-J2, Class 2A8, 6.00%, 07/25/37		1,569	1,174,164
CIM Trust, Series 2017-6, Class A1, 3.02%, 06/25/57(a)(b)		14,690	14,468,412
CitiMortgage Alternative Loan Trust, Series 2007-A1, Class 1A5, 6.00%, 01/25/37		150	139,795
CSMC Mortgage-Backed Trust, Series 2006-8, Class 1A1, 4.50%, 10/25/21		105	98,212
CSMC Trust, Series 2008-2R, Class 1A1, 6.00%, 07/25/37(b)		1,234	1,150,484
Deutsche Alt-A Securities Mortgage Loan Trust(a):
Series 2007-OA4, Class 1A1A, 1.75%, 08/25/47		2,794	2,649,708
Series 2007-OA4, Class 3A1, 1.75%, 08/25/47		19,629	17,481,023
Federal Home Loan Mortgage Corp.:
Series KIR2, Class A1, 2.75%, 03/25/27		3,747	3,719,479
Series KJ05, Class A2, 2.16%, 10/25/21		1,316	1,290,846
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes(a):
Series 2016-DNA2, Class M3, 6.21%, 10/25/28		3,295	3,790,395
Series 2016-DNA3, Class M3, 6.56%, 12/25/28		7,730	9,104,882
Series 2016-DNA4, Class M3, 5.36%, 03/25/29		13,973	15,683,413
Series 2017-DNA1, Class M2, 4.81%, 07/25/29		4,695	5,087,167
Series 2017-DNA2, Class M2, 5.01%, 10/25/29		2,886	3,151,187
Series 2017-DNA3, Class B1, 6.01%, 03/25/30		3,115	3,419,055
Series 2017-DNA3, Class M2, 4.06%, 03/25/30		24,630	25,512,889
Series 2017-HQA1, Class M2, 5.11%, 08/25/29		1,700	1,854,631
Series 2017-HQA2, Class M2, 4.21%, 12/25/29		4,562	4,736,974
Series 2018-DNA1, Class B1, 4.71%, 07/25/30		10,365	10,321,132
Series 2018-DNA1, Class M2, 3.36%, 07/25/30		14,135	14,108,798

Security	Par (000)		Value
Collateralized Mortgage Obligations (continued)
Federal National Mortgage Association(a):
Series 2016-C04, Class 1M2, 5.81%, 01/25/29	USD	5,479	$6,180,763
Series 2016-C06, Class 1M2, 5.81%, 04/25/29		8,706	9,886,686
Series 2017-C01, Class 1B1, 7.31%, 07/25/29		8,182	9,807,925
Series 2017-C01, Class 1M2, 5.11%, 07/25/29		1,952	2,127,756
Series 2017-C02, Class 2M1, 2.71%, 09/25/29		1,946	1,961,993
Series 2017-C03, Class 1B1, 6.41%, 10/25/29		1,565	1,769,817
Series 2017-C03, Class 1M2, 4.56%, 10/25/29		9,362	9,951,317
Series 2017-C04, Class 2M2, 4.41%, 11/25/29		4,738	4,963,982
Series 2017-C05, Class 1B1, 5.16%, 01/25/30		8,763	9,053,544
Series 2017-C05, Class 1M2, 3.76%, 01/25/30		9,444	9,579,631
Series 2017-C07, Class 1B1, 5.56%, 05/25/30		3,850	4,103,195
First Horizon Alternative Mortgage Securities Trust, Series 2006-AA8, Class 1A1, 2.90%, 02/25/37(a)		2,659	2,025,995
GMACM Mortgage Loan Trust, Series 2005-AR2, Class 4A, 3.74%, 05/25/35(a)		84	79,610
GreenPoint Mortgage Funding Trust, Series 2006-AR1, Class GA1B, 1.73%, 02/25/36(a)		7,569	7,084,497
GSR Mortgage Loan Trust, Series 2006-4F, Class 1A1, 5.00%, 05/25/36		28	46,680
Impac CMB Trust, Series 2005-6, Class 1A1, 2.06%, 10/25/35(a)		3,278	2,941,316
IndyMac IMSC Mortgage Loan Trust:
Series 2007-F2, Class 1A4, 6.00%, 07/25/37		1,172	1,083,459
Series 2007-F2, Class 2A1, 6.50%, 07/25/37		2,299	1,531,243
IndyMac INDX Mortgage Loan Trust(a):
Series 2005-AR14, Class 2A1A, 1.86%, 07/25/35		4,635	4,505,518
Series 2007-AR15, Class 1A1, 3.52%, 08/25/37		193	170,363
Series 2007-AR15, Class 2A1, 3.52%, 08/25/37		867	752,439
JPMorgan Mortgage Trust(a)(b):
Series 2016-2, Class A1, 2.70%, 06/25/46		2,234	2,221,091
Series 2017-1, Class A4, 3.50%, 01/25/47		4,655	4,699,955
JPMorgan Trust, Series 2015-3, Class A5, 3.50%, 05/25/45(a)(b)		1,837	1,853,656
Lehman XS Trust, Series 2007-20N, Class A1, 2.71%, 12/25/37(a)		18,006	17,814,611
LSTAR Securities Investment Ltd.(a)(b):
Series 2017-3, Class A1, 3.57%, 04/01/22(c)		3,496	3,498,333
Series 2017-9, Class A, 0.03%, 12/01/22		8,633	8,633,494
LSTAR Securities Investment Ltd. LLC, Series 2017-8, Class A, 0.03%, 11/01/22(a)(b)		12,359	12,293,137
Merrill Lynch Mortgage Investors Trust(a):
Series 2005-A9, Class 2A1E, 3.54%, 12/25/35		1,540	1,528,498
Series 2006-1, Class 2A1, 3.23%, 02/25/36		805	800,671
Morgan Stanley Resecuritization Trust, Series 2015-R4, Class 4B1, 3.42%, 08/26/47(a)(b)(c)		10,145	10,196,105
New Residential Mortgage Loan Trust, Series 2016-3A, Class A1, 3.25%, 09/25/56(a)(b)		660	659,885

SCHEDULES OF INVESTMENTS	77

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Collateralized Mortgage Obligations (continued)
Prime Mortgage Trust(b):
Series 2006-DR1, Class 1A2, 6.00%, 05/25/35	USD	73	$69,293
Series 2006-DR1, Class 2A1, 5.50%, 05/25/35		687	499,896
RALI Trust, Series 2007-QS4, Class 3A2, 6.00%, 03/25/37		336	305,297
Residential Accredit Loans, Inc., Series 2007-QH1, Class A1, 1.72%, 02/25/37(a)		4,772	4,353,078
Residential Asset Securitization Trust, Series 2006-A15, Class A12, 6.25%, 01/25/37		412	292,947
RFMSI Series Trust, Series 2007-S7, Class A20, 6.00%, 07/25/37		88	83,702
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 3A1, 3.56%, 04/25/47(a)		469	352,498
Structured Asset Mortgage Investments II Trust(a):
Series 2005-AR3, Class 1A1, 1.83%, 08/25/35		2,781	2,668,629
Series 2006-AR2, Class A1, 1.79%, 02/25/36		1,914	1,811,788
Series 2006-AR4, Class 3A1, 1.75%, 06/25/36		14,906	13,962,475
Series 2006-AR6, Class 2A1, 1.75%, 07/25/46		20,637	17,674,754
Series 2007-AR4, Class GA4B, 1.74%, 09/25/47		4,766	4,512,626
WaMu Mortgage Pass-Through Certificates Trust(a):
Series 2006-AR19, Class 2A, 2.00%, 01/25/47		13,148	13,017,720
Series 2007-OA4, Class 1A, 1.90%, 05/25/47		3,260	3,111,684
Series 2007-OA5, Class 1A, 1.88%, 06/25/47		11,010	10,844,177
Series 2007-OA6, Class 1A, 1.87%, 07/25/47		5,781	5,281,700
Washington Mutual Mortgage Pass-Through Certificates Trust:
Series 2006-8, Class A5, 4.52%, 10/25/36(d)		1,512	965,232
Series 2006-AR5, Class 1A, 2.11%, 06/25/46(a)		9,026	6,607,194
Series 2007-OA1, Class 2A, 1.85%, 12/25/46(a)		8,360	6,624,557
Series 2007-OA5, Class A1A, 1.97%, 05/25/47(a)		5,314	4,648,481

			692,925,972
Commercial Mortgage-Backed Securities — 5.6%
245 Park Avenue Trust, Series 2017-245P, Class E, 3.66%, 06/05/37(a)(b)		19,050	17,567,645
280 Park Avenue Mortgage Trust, Series 2017-280P, Class E, 3.68%, 09/15/34(a)(b)		29,015	29,051,118
AOA Mortgage Trust, Series 2015-1177, Class A, 2.96%, 12/13/29(b)		2,750	2,738,332
Asset Securitization Corp., Series 1997-D5, Class B2, 6.93%, 02/14/43		722	736,485
Atrium Hotel Portfolio Trust(a)(b):
Series 2017-ATRM, Class D, 3.43%, 11/15/19		11,310	11,217,875
Series 2017-ATRM, Class E, 4.53%, 11/15/19		3,910	3,873,248
Aventura Mall Trust(a)(b):
Series 2013-AVM, Class A, 3.74%, 12/05/32		4,250	4,350,384
Series 2013-AVM, Class E, 3.74%, 12/05/32		4,703	4,710,389
BAMLL Commercial Mortgage Securities Trust(a)(b):
Series 2013-DSMZ, Class M, 7.25%, 09/15/18		10,000	9,999,900

Security	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
Series 2013-DSNY, Class E, 4.16%, 09/15/26	USD	560	$560,290
Series 2013-DSNY, Class F, 5.06%, 09/15/26		5,744	5,738,416
Series 2015-200P, Class F, 3.60%, 04/14/33		5,991	5,656,434
Series 2015-ASHF, Class B, 3.27%, 01/15/28		4,500	4,513,475
Series 2015-ASHF, Class C, 3.56%, 01/15/28		1,688	1,690,700
Series 2015-ASHF, Class D, 4.56%, 01/15/28		2,400	2,409,641
Series 2016-ISQ, Class E, 3.61%, 08/14/34(c)		23,440	21,857,800
Series 2017-SCH, Class CL, 3.06%, 11/15/32		3,225	3,225,000
Series 2017-SCH, Class DL, 3.56%, 11/15/32		3,965	3,965,000
Banc of America Commercial Mortgage Trust, Series 2007-1, Class AMFX, 5.48%, 01/15/49(a)		1,225	1,240,955
Bayview Commercial Asset Trust(a)(b):
Series 2005-2A, Class A1, 1.87%, 08/25/35		5,785	5,487,355
Series 2005-3A, Class A1, 1.88%, 11/25/35		1,408	1,348,733
Series 2006-3A, Class A1, 1.81%, 10/25/36		3,574	3,402,946
Series 2007-1, Class A1, 1.78%, 03/25/37		8,570	8,178,598
Series 2007-3, Class A2, 1.85%, 07/25/37		7,524	7,025,804
Bayview Commercial Mortgage Pass-Through Trust, Series 2006-SP1, Class M3, 2.13%, 04/25/36(a)(b)		5,625	5,576,182
BBCMS Trust, Series 2015-STP, Class E, 4.28%, 09/10/28(a)(b)		375	361,206
BB-UBS Trust, Series 2012-SHOW, Class E, 4.03%, 11/05/36(a)(b)		2,672	2,545,183
Bear Stearns Commercial Mortgage Securities Trust(a):
Series 2004-T16, Class G, 5.17%, 02/13/46(b)		3,134	3,161,846
Series 2005-PW10, Class B, 5.61%, 12/11/40		4,000	4,153,569
BHMS Mortgage Trust, Series 2014-ATLS, Class BFX, 4.24%, 07/05/33(b)		7,415	7,410,631
BWAY Mortgage Trust(b):
Series 2013-1515, Class D, 3.63%, 03/10/33		3,600	3,540,705
Series 2013-1515, Class E, 3.72%, 03/10/33		2,000	1,947,349
Series 2013-1515, Class F, 3.93%, 03/10/33(a)		11,155	10,707,525
Series 2015-1740, Class E, 4.45%, 01/10/35(a)		2,000	1,903,242
BXP Trust(a)(b)(c):
Series 2017-CC, Class D, 3.55%, 08/13/37		6,800	6,486,996
Series 2017-CC, Class E, 3.55%, 08/13/37		14,220	12,586,406
Caesars Palace Las Vegas Trust, Series 2017-VICI, Class D, 4.35%, 10/15/34(a)(b)		2,550	2,591,644
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 5.49%, 04/10/29(a)(b)		3,040	3,026,190
CFCRE Commercial Mortgage Trust(a):
Series 2011-C1, Class C, 6.07%, 04/15/44(b)		3,027	3,217,086
Series 2016-C4, Class C, 4.88%, 05/10/58		3,330	3,411,016
CGBAM Commercial Mortgage Trust(b):
Series 2015-SMRT, Class B, 3.21%, 04/10/28		415	413,673
Series 2015-SMRT, Class E, 3.79%, 04/10/28(a)		2,000	1,998,269
Series 2015-SMRT, Class F, 3.79%, 04/10/28(a)		800	791,088
CGDB Commercial Mortgage Trust, Series 2017-BIO, Class D, 3.26%, 05/15/30(a)(b)		375	375,471
CGDBB Commercial Mortgage Trust(a)(b):
Series 2017-BIOC, Class A, 2.35%, 07/15/32		1,740	1,742,450
Series 2017-BIOC, Class D, 3.16%, 07/15/32		7,220	7,224,518
Series 2017-BIOC, Class E, 3.71%, 07/15/32		10,420	10,420,016

78	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
Chicago Skyscraper Trust(a)(b):
Series 2017-SKY, Class D, 3.81%, 02/15/30	USD	4,980	$4,989,312
Series 2017-SKY, Class E, 4.86%, 02/15/30		10,370	10,389,401
Series 2017-SKY, Class F, 5.66%, 02/15/30		1,130	1,133,532
Citigroup Commercial Mortgage Trust:
Series 2013-375P, Class E, 3.52%, 05/10/35(a)(b)		6,872	6,530,828
Series 2013-GC11, Class AAB, 2.69%, 04/10/46		3,727	3,719,669
Series 2014-GC19, Class C, 4.90%, 03/10/47(a)		2,278	2,387,340
Series 2015-GC27, Class C, 4.43%, 02/10/48(a)		3,000	2,947,952
Series 2016-C1, Class C, 4.95%, 05/10/49(a)		2,870	3,016,006
Series 2016-GC37, Class AS, 3.57%, 04/10/49		2,640	2,771,793
Series 2016-GC37, Class D, 2.79%, 04/10/49(b)		4,176	3,215,719
Series 2016-P3, Class C, 4.84%, 04/15/49(a)		1,271	1,328,425
Series 2016-P6, Class C, 4.29%, 12/10/49(a)		2,400	2,387,552
Series 2016-SMPL, Class D, 3.52%, 09/10/31(b)		1,730	1,716,393
Series 2016-SMPL, Class E, 4.51%, 09/10/31(b)		3,080	3,078,999
CLNS Trust(a)(b):
Series 2017-IKPR, Class A, 2.35%, 06/11/32		1,080	1,081,682
Series 2017-IKPR, Class E, 5.05%, 06/11/32		3,980	4,007,346
Commercial Mortgage Trust:
Series 2005-C6, Class F, 5.65%, 06/10/44(a)(b)		3,466	3,541,514
Series 2012-LC4, Class A4, 3.29%, 12/10/44		1,435	1,449,514
Series 2013-300P, Class D, 4.39%, 08/10/30(a)(b)		3,000	3,070,411
Series 2013-CR12, Class A2, 2.90%, 10/10/46		4,000	4,014,824
Series 2013-CR7, Class ASB, 2.74%, 03/10/46		1,000	1,001,456
Series 2013-SFS, Class A1, 1.87%, 04/12/35(b)		556	538,780
Series 2014-CR15, Class ASB, 3.60%, 02/10/47		4,208	4,305,532
Series 2014-CR15, Class C, 4.77%, 02/10/47(a)		2,050	2,142,562
Series 2014-CR18, Class ASB, 3.45%, 07/15/47		3,000	3,056,756
Series 2014-CR21, Class A2, 3.10%, 12/10/47		3,280	3,309,680
Series 2014-FL5, Class A, 2.92%, 10/15/31(a)(b)		747	749,067
Series 2014-FL5, Class HFL1, 4.80%, 07/15/31(a)(b)(c)		3,261	3,152,720
Series 2014-FL5, Class HFL2, 5.70%, 07/15/31(a)(b)(c)		1,590	1,592,981
Series 2014-LC15, Class ASB, 3.53%, 04/10/47		3,500	3,574,731
Series 2014-PAT, Class E, 4.70%, 08/13/27(a)(b)		1,000	1,013,497
Series 2014-PAT, Class F, 3.99%, 08/13/27(a)(b)		2,000	1,997,895
Series 2014-PAT, Class G, 3.15%, 08/13/27(a)(b)		2,000	1,926,000
Series 2014-TWC, Class C, 3.40%, 02/13/32(a)(b)		8,000	8,009,328

Security	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
Series 2014-TWC, Class E, 4.80%, 02/13/32(a)(b)	USD	6,220	$6,295,736
Series 2015-CR22, Class A2, 2.86%, 03/10/48		7,625	7,674,072
Series 2015-CR22, Class C, 4.12%, 03/10/48(a)		1,635	1,603,460
Series 2015-CR23, Class A2, 2.85%, 05/10/48		6,115	6,146,777
Series 2015-CR23, Class B, 4.18%, 05/10/48(a)		9,520	9,639,561
Series 2015-CR23, Class CMC, 3.69%, 05/10/48(a)(b)		7,688	7,669,704
Series 2015-CR23, Class CMD, 3.69%, 05/10/48(a)(b)		18,170	17,966,111
Series 2015-CR23, Class CME, 3.69%, 05/10/48(a)(b)		2,180	2,133,396
Series 2015-CR23, Class D, 4.25%, 05/10/48(a)		4,650	3,972,398
Series 2015-CR23, Class E, 3.23%, 05/10/48(b)		1,470	946,392
Series 2015-CR25, Class C, 4.55%, 08/10/48(a)		1,024	1,037,639
Series 2015-CR25, Class D, 3.80%, 08/10/48(a)		1,929	1,612,895
Series 2015-LC19, Class C, 4.26%, 02/10/48(a)		8,623	8,689,135
Series 2015-LC19, Class D, 2.87%, 02/10/48(b)		2,532	2,132,193
Series 2015-LC21, Class C, 4.31%, 07/10/48(a)		6,010	5,951,400
Series 2015-PC1, Class ASB, 3.61%, 07/10/50		1,600	1,632,870
Series 2016-667M, Class D, 3.18%, 10/10/36(a)(b)		3,200	2,941,924
Series 2017-COR2, Class D, 3.00%, 09/10/50(b)		3,425	2,811,791
Series 2017-DLTA, Class E, 3.52%, 08/15/35(a)(b)		5,222	5,156,777
Series 2017-DLTA, Class F, 4.14%, 08/15/35(a)(b)		4,204	4,143,504
Core Industrial Trust(b):
Series 2015-CALW, Class G, 3.85%, 02/10/34(a)		6,060	5,797,893
Series 2015-TEXW, Class A, 3.08%, 02/10/34		2,564	2,574,340
Series 2015-TEXW, Class D, 3.85%, 02/10/34(a)		1,500	1,514,222
Series 2015-TEXW, Class E, 3.85%, 02/10/34(a)		3,570	3,546,169
Series 2015-TEXW, Class F, 3.85%, 02/10/34(a)		10,400	10,102,865
Series 2015-WEST, Class E, 4.23%, 02/10/37(a)		6,400	6,346,467
Countrywide Commercial Mortgage Trust, Series 2007-MF1, Class A, 6.44%, 11/12/43(a)(b)		213	213,122
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class C, 4.95%, 07/15/37(a)		1,060	1,085,406
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class C, 4.75%, 01/15/49(a)		3,950	4,049,266
CSMC Trust, Series 2017-CHOP, Class E, 4.86%, 07/15/32(a)(b)		7,237	7,259,828
DBJPM Mortgage Trust, Series 2016-C3, Class D, 3.49%, 09/10/49(a)(b)		8,736	7,292,590

SCHEDULES OF INVESTMENTS	79

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
DBUBS Mortgage Trust(a)(b)(c):
Series 2017-BRBK, Class E, 3.53%, 10/10/34	USD	20,429	$19,349,159
Series 2017-BRBK, Class F, 3.53%, 10/10/34		3,710	3,370,255
Four Times Square Trust Commercial Mortgage Pass-Through Certificates, Series 2006-4TS, Class A, 5.40%, 12/13/28(b)		2,728	2,903,174
GAHR Commercial Mortgage Trust(b):
Series 2015-NRF, Class AFX, 3.23%, 12/15/34		2,195	2,211,890
Series 2015-NRF, Class EFX, 3.38%, 12/15/34(a)		7,373	7,298,590
Series 2015-NRF, Class FFX, 3.38%, 12/15/34(a)		4,732	4,662,560
GE Commercial Mortgage Corp. Trust, Series 2007-C1, Class A1A, 5.48%, 12/10/49(a)		192	192,985
GRACE Mortgage Trust(b):
Series 2014-GRCE, Class A, 3.37%, 06/10/28		5,200	5,278,747
Series 2014-GRCE, Class F, 3.59%, 06/10/28(a)		21,685	21,480,632
GS Mortgage Securities Corp. II:
Series 2005-ROCK, Class J, 5.86%, 05/03/32(b)		1,500	1,661,711
Series 2013-GC10, Class AAB, 2.56%, 02/10/46		2,000	1,991,105
Series 2013-KING, Class C, 3.44%, 12/10/27(a)(b)		5,600	5,607,604
Series 2013-KING, Class D, 3.44%, 12/10/27(a)(b)		3,750	3,734,486
Series 2013-KING, Class E, 3.44%, 12/10/27(a)(b)		11,600	11,433,960
Series 2015-GC30, Class A2, 2.73%, 05/10/50		2,000	2,004,222
GS Mortgage Securities Corp. Trust(a)(b):
Series 2016-RENT, Class C, 4.07%, 02/10/29		2,550	2,576,665
Series 2017-500K, Class D, 2.86%, 07/15/32		1,130	1,132,123
Series 2017-500K, Class E, 3.06%, 07/15/32		1,550	1,551,312
Series 2017-500K, Class F, 3.36%, 07/15/32		1,060	1,061,502
Series 2017-500K, Class G, 4.06%, 07/15/32		580	580,162
GS Mortgage Securities Trust:
Series 2012-GCJ7, Class A4, 3.38%, 05/10/45		4,976	5,046,039
Series 2013-GC12, Class AAB, 2.68%, 06/10/46		3,340	3,331,923
Series 2013-GC16, Class AAB, 3.81%, 11/10/46		2,700	2,779,931
Series 2014-GC20, Class AAB, 3.66%, 04/10/47		3,395	3,475,064
Series 2014-GC22, Class D, 4.65%, 06/10/47(a)(b)		2,145	1,820,327
Series 2015-GC32, Class C, 4.41%, 07/10/48(a)		2,085	2,099,202
Series 2015-GC32, Class D, 3.35%, 07/10/48		10,120	8,384,341
Series 2017-GS7, Class D, 3.00%, 08/10/50(b)		2,749	2,344,068
Series 2017-GS7, Class E, 3.00%, 08/10/50(b)		1,260	1,032,129
Hospitality Mortgage Trust, Series 2017-HIT, Class A, 2.41%, 05/08/30(a)(b)		790	791,972
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C14, Class ASB, 3.76%, 08/15/46(a)		3,950	4,056,765

Security	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
Series 2015-C27, Class A2, 2.73%, 02/15/48	USD	1,500	$1,504,324
Series 2015-C33, Class D1, 4.12%, 12/15/48(a)(b)		1,898	1,770,549
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP5, Class D, 4.65%, 03/15/50(a)(b)		7,320	7,175,552
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class D, 4.58%, 03/15/50(a)(b)		1,220	1,180,785
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2003-PM1A, Class G, 6.34%, 08/12/40(a)(b)(c)		4,039	4,132,642
Series 2009-IWST, Class A2, 5.63%, 12/05/27(b)		4,318	4,538,424
Series 2012-C6, Class A3, 3.51%, 05/15/45		2,533	2,583,663
Series 2012-CBX, Class A4, 3.48%, 06/15/45		6,150	6,262,921
Series 2012-HSBC, Class A, 3.09%, 07/05/32(b)		2,695	2,708,330
Series 2013-LC11, Class ASB, 2.55%, 04/15/46		3,765	3,746,886
Series 2014-CBM, Class E, 5.41%, 10/15/29(a)(b)		4,700	4,699,998
Series 2015-JP1, Class D, 4.24%, 01/15/49(a)		5,750	5,407,027
Series 2015-JP1, Class E, 4.24%, 01/15/49(a)(b)		860	687,584
Series 2015-UES, Class D, 3.62%, 09/05/32(a)(b)		2,630	2,640,697
Series 2015-UES, Class E, 3.62%, 09/05/32(a)(b)		3,750	3,717,854
Series 2017-MAUI, Class D, 3.50%, 07/15/34(a)(b)		1,480	1,485,997
Series 2017-MAUI, Class E, 4.50%, 07/15/34(a)(b)		7,780	7,818,815
Series 2017-MAUI, Class F, 5.30%, 07/15/34(a)(b)		2,100	2,111,792
JPMorgan Mortgage Trust, Series 2017-6, Class A6, 3.00%, 12/25/48(a)(b)		2,639	2,617,825
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM, 6.11%, 07/15/40(a)		835	833,880
LCCM Mortgage Trust, Series 2014-909, Class E, 3.90%, 05/15/31(a)(b)		2,500	2,408,304
Lone Star Portfolio Trust(a)(b):
Series 2015-LSP, Class D, 5.56%, 09/15/28		2,450	2,475,173
Series 2015-LSP, Class E, 7.16%, 09/15/28		12,170	12,322,951
LSTAR Commercial Mortgage Trust, Series 2017-5, Class C, 4.87%, 03/10/50(a)(b)		3,375	3,007,187
MAD Mortgage Trust(a)(b):
Series 2017-330M, Class D, 4.11%, 08/15/34		3,305	3,258,400
Series 2017-330M, Class E, 4.17%, 08/15/34		7,050	6,773,922
Madison Avenue Trust(a)(b):
Series 2013-650M, Class D, 4.03%, 10/12/32		6,670	6,711,038
Series 2013-650M, Class E, 4.03%, 10/12/32		7,000	6,847,944
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C9, Class AAB, 2.66%, 05/15/46		4,500	4,490,640
Series 2014-C18, Class A2, 3.19%, 10/15/47		5,150	5,205,468
Series 2014-C19, Class A2, 3.10%, 12/15/47		5,000	5,051,558
Series 2015-C23, Class A2, 2.98%, 07/15/50		4,500	4,527,701
Series 2015-C23, Class D, 4.13%, 07/15/50(a)(b)		2,800	2,455,519
Series 2015-C25, Class D, 3.07%, 10/15/48		10,847	8,751,235
Series 2015-C26, Class D, 3.06%, 10/15/48(b)		3,612	2,896,486
Series 2017-C33, Class C, 4.56%, 05/15/50(a)		3,161	3,192,773

80	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
Morgan Stanley Capital I Trust:
Series 2006-IQ11, Class C, 6.25%, 10/15/42(a)	USD	2,670	$2,809,429
Series 2014-CPT, Class E, 3.45%, 07/13/29(a)(b)		950	939,456
Series 2014-CPT, Class F, 3.45%, 07/13/29(a)(b)		11,250	11,078,976
Series 2014-CPT, Class G, 3.45%, 07/13/29(a)(b)		3,392	3,296,995
Series 2014-MP, Class A, 3.47%, 08/11/33(b)		1,500	1,519,552
Series 2015-MS1, Class D, 4.03%, 05/15/48(a)(b)		7,725	6,589,617
Series 2015-XLF2, Class AFSB, 4.30%, 08/15/26(a)(b)		3,000	3,000,000
Series 2017-CLS, Class F, 4.16%, 11/15/34(a)(b)		7,904	7,923,820
Series 2017-H1, Class D, 2.55%, 06/15/50(b)		7,130	5,781,574
Series 2017-HR2, Class D, 2.73%, 12/15/50		1,040	845,002
Series 2017-PRME, Class D, 4.96%, 02/15/34(a)(b)		2,520	2,519,967
Morgan Stanley Capital I, Inc.(a)(b):
Series 2017-JWDR, Class D, 3.51%, 11/15/34		2,290	2,294,304
Series 2017-JWDR, Class E, 4.61%, 11/15/34		3,350	3,358,398
Natixis Commercial Mortgage Securities Trust, Series 2018-TECH, Class F, 4.56%, 11/15/34(a)(b)		1,000	999,811
Olympic Tower Mortgage Trust, Series 2017-OT, Class E, 3.95%, 05/10/39(a)(b)		10,640	9,968,988
RAIT Trust(a)(b):
Series 2017-FL7, Class A, 2.51%, 06/15/37		960	960,900
Series 2017-FL7, Class C, 4.06%, 06/15/37		990	989,997
Resource Capital Corp. Ltd.(a)(b):
Series 2015-CRE4, Class B, 4.56%, 08/15/32		3,750	3,712,500
Series 2017-CRE5, Class B, 3.56%, 07/15/34		2,086	2,086,296
RSO REPO SPE TR 2017, 5.20%, 09/15/20(a)(c)		9,483	9,458,527
Velocity Commercial Capital Loan Trust, Series 2014-1, Class M6, 8.15%, 09/25/44(a)(b)(c)		3,309	3,408,270
VNDO Mortgage Trust(b):
Series 2012-6AVE, Class E, 3.34%, 11/15/30(a)		3,000	2,890,776
Series 2013-PENN, Class A, 3.81%, 12/13/29		4,575	4,674,181
Series 2013-PENN, Class D, 3.95%, 12/13/29(a)		5,060	5,077,707
VNDO Trust, Series 2016-350P, Class E, 3.90%, 01/10/35(a)(b)		8,230	7,660,551
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM, 6.01%, 02/15/51(a)		1,313	1,346,023
Waldorf Astoria Boca Raton Trust, Series 2016-BOCA, Class A, 2.91%, 06/15/29(a)(b)		410	411,151
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class D, 3.77%, 02/15/48(b)		3,750	2,877,605
Series 2015-C30, Class D, 4.50%, 09/15/58(a)(b)		1,700	1,497,509
Series 2015-NXS3, Class B, 4.49%, 09/15/57(a)		1,600	1,660,520
Series 2015-NXS4, Class D, 3.60%, 12/15/48(a)		2,090	1,884,828

Security	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
Series 2015-P2, Class D, 3.24%, 12/15/48(b)	USD	1,093	$845,363
Series 2016-C34, Class C, 5.03%, 06/15/49(a)		3,390	3,464,581
Series 2016-C37, Class C, 4.49%, 12/15/49(a)		4,000	4,029,277
Series 2016-LC25, Class C, 4.44%, 12/15/59(a)		8,320	8,025,266
Series 2016-NXS5, Class D, 4.88%, 01/15/59(a)		2,750	2,666,113
Series 2016-NXS6, Class C, 4.31%, 11/15/49(a)		4,783	4,769,596
Series 2017-C39, Class C, 4.12%, 09/15/50		1,690	1,650,379
Series 2017-C39, Class D, 4.36%, 09/15/50(a)(b)		1,690	1,595,576
Series 2018-BXI, Class E, 3.72%, 12/15/36(a)(b)		1,510	1,509,001
WFRBS Commercial Mortgage Trust:
Series 2012-C6, Class A4, 3.44%, 04/15/45		4,390	4,471,014
Series 2013-C12, Class ASB, 2.84%, 03/15/48		5,000	5,012,082
Series 2013-C15, Class ASB, 3.72%, 08/15/46		3,535	3,620,038
Series 2014-C20, Class ASB, 3.64%, 05/15/47		1,550	1,589,985
Series 2014-C22, Class C, 3.76%, 09/15/57(a)		1,300	1,253,397
Worldwide Plaza Trust, Series 2017-WWP, Class E, 3.60%, 11/10/36(a)(b)		8,330	7,656,176

			958,155,407
Interest Only Commercial Mortgage-Backed Securities — 0.4%(a)
BBCMS Trust(b):
Series 2015-SRCH, Class XA, 0.96%, 08/10/35		78,000	5,176,080
Series 2015-SRCH, Class XB, 0.19%, 08/10/35		35,000	600,950
CFCRE Commercial Mortgage Trust:
Series 2016-C4, Class XA, 1.75%, 05/10/58		18,468	1,921,969
Series 2016-C6, Class XA, 1.21%, 11/10/49		65,550	5,059,897
Chicago Skyscraper Trust, Series 2017-SKY, Class XCP, 2.71%, 02/15/30		112,725	110,470
Citigroup Commercial Mortgage Trust:
Series 2014-GC19, Class XA, 1.20%, 03/10/47		18,438	941,105
Series 2016-P3, Class XA, 1.71%, 04/15/49		20,494	2,045,160
Commercial Mortgage Pass-Through Certificates, Series 2014-CR14, Class XA, 0.80%, 02/10/47		34,307	890,363
Commercial Mortgage Trust:
Series 2014-CR15, Class XA, 1.21%, 02/10/47		47,965	1,806,279
Series 2014-UBS5, Class XB2, 0.74%, 09/10/47(b)		12,675	557,320
Series 2015-CR25, Class XA, 0.95%, 08/10/48		65,689	3,548,177
CSAIL Commercial Mortgage Trust, Series 2016-C5, Class XA, 1.05%, 11/15/48		17,400	944,619
GS Mortgage Securities Corp. II, Series 2013-KING, Class XA, 0.73%, 12/10/27(b)		36,945	424,402
GS Mortgage Securities Trust, Series 2014-GC20, Class XA, 1.00%, 04/10/47		996	48,060
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class XA, 0.92%, 09/15/47		14,144	639,811
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class XC, 0.75%, 12/15/49(b)		40,477	2,108,852

SCHEDULES OF INVESTMENTS	81

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Interest Only Commercial Mortgage-Backed Securities (continued)
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2016-JP4, Class XA, 0.81%, 12/15/49	USD	24,434	$1,059,502
Series 2016-WPT, Class XCP, 1.20%, 10/15/18(b)		97,333	813,704
LSTAR Commercial Mortgage Trust, Series 2017-5, Class X, 1.23%, 03/10/50(b)		52,596	2,569,378
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C15, Class XB, 0.33%, 04/15/47(b)		80,982	1,648,267
Series 2015-C22, Class XA, 1.14%, 04/15/48		28,466	1,599,957
Series 2015-C26, Class XA, 1.11%, 10/15/48		43,690	2,696,527
Series 2015-C26, Class XD, 1.35%, 10/15/48(b)		12,675	1,113,119
Series 2016-C28, Class XA, 1.28%, 01/15/49		19,779	1,449,468
Series 2016-C31, Class XA, 1.46%, 11/15/49		51,365	4,581,387
Series 2016-C32, Class XA, 0.77%, 12/15/49		32,726	1,651,687
Morgan Stanley Capital I Trust:
Series 2016-BNK2, Class XA, 1.11%, 11/15/49		52,361	3,520,577
Series 2016-UBS9, Class XD, 1.54%, 03/15/49(b)		13,600	1,338,920
Natixis Commercial Mortgage Securities Trust(b):
Series 2017-75B, Class XA, 0.20%, 04/09/37		40,610	777,576
Series 2017-75B, Class XB, 0.03%, 04/09/37		27,000	132,448
VNDO Mortgage Trust, Series 2013-PENN, Class XA, 0.14%, 12/13/29(b)		121,745	603,855
Wells Fargo Commercial Mortgage Trust:
Series 2016-BNK1, Class XD, 1.27%, 08/15/49(b)		11,784	976,422
Series 2016-C33, Class XA, 1.80%, 03/15/59		36,504	3,603,643
Series 2016-LC25, Class XA, 1.09%, 12/15/59		69,713	4,325,281
WFRBS Commercial Mortgage Trust:
Series 2013-C14, Class XA, 0.80%, 06/15/46		39,856	1,232,472
Series 2014-C20, Class XB, 0.57%, 05/15/47		57,079	1,928,701
Series 2014-LC14, Class XA, 1.31%, 03/15/47		61,627	3,031,319

			67,477,724

Total Non-Agency Mortgage-Backed Securities — 10.1% (Cost: $1,664,786,823)			1,718,559,103

	Shares
Participation Notes — 0.1%

Auto Components — 0.0%
UBS AG (Hangzhou Hikvision Digital Technology Co. Ltd., Class ), due 04/11/18(e)		995,196	6,299,024

Beverages — 0.1%
Deutsche Bank AG (Kweichow Mountai Co. Ltd., Class ), due 06/08/26(e)		1,559,093	15,427,406

			15,427,406

Total Participation Notes — 0.1% (Cost: $14,171,449)			21,726,430

Security	Par (000)		Value
Preferred Securities — 0.8%

Capital Trusts — 0.0%

Banks — 0.0%
ING Groep NV, 6.00%(h)	USD	1,500	$1,545,900

Media — 0.0%
NBCUniversal Enterprise, Inc., 5.25%(b)(h)		146	154,468

Total Capital Trusts — 0.0% (Cost: $1,591,490)			1,700,368

Shares
Preferred Stocks — 0.8%

Automobiles — 0.0%
Bayerische Motoren Werke AG (Preference), 4.75%		24,664	2,410,697

Banks — 0.1%
GMAC Capital Trust I, Series 2, 7.20%(a)		182,724	4,754,478
KeyCorp, Series E, 6.13%(a)(h)		375,000	10,595,625

			15,350,103
Capital Markets — 0.4%(h)
Morgan Stanley:(h)
Series H, 5.45%		6,550,000	6,713,750
Series K, 5.85%		1,995,000	52,169,250

			58,883,000
Consumer Finance — 0.1%
SLM Corp., Series B, 3.29%(a)(h)		122,000	8,336,260

Electric Utilities — 0.0%
Entergy Arkansas, Inc.:
4.90%		102,000	2,437,800
4.88%		93,168	2,217,398
Entergy Louisiana LLC, 4.88%		32,274	771,349
Entergy Mississippi, Inc., 4.90%		94,932	2,265,078
Entergy Texas, Inc., 5.63%		146,739	3,719,834

			11,411,459
Equity Real Estate Investment Trusts (REITs) — 0.1%(b)(h)
Firstar Realty LLC, 8.88%		5,000	5,950,000
Suntrust Real Estate Investment Corp., 9.00%(c)		15	1,750,353

			7,700,353
Technology Hardware, Storage & Peripherals — 0.1%
Samsung Electronics Co. Ltd. (Preference), 1.36%		11,398	22,526,527

Total Preferred Stocks — 0.8% (Cost: $117,968,378)			126,618,399

Total Preferred Securities — 0.8% (Cost: $119,559,868)			128,318,767

Par (000)
U.S. Government Sponsored Agency Securities — 0.7%

Collateralized Mortgage Obligations — 0.1%
Federal Home Loan Mortgage Corp.:
Series 4482, Class DH, 3.00%, 06/15/42	USD	1,079	1,082,942
Series 4459, Class BN, 3.00%, 08/15/43		1,899	1,885,176
Series 4493, Class PA, 3.00%, 02/15/44		1,441	1,448,858
Series 4274, Class PN, 3.50%, 10/15/35		1,029	1,042,454
Series 4390, Class CA, 3.50%, 06/15/50		1,143	1,164,296
Series 4494, Class KA, 3.75%, 10/15/42		1,769	1,815,960

82	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Collateralized Mortgage Obligations (continued)
Federal Home Loan Mortgage Corp. Variable Rate Notes(a)(b)
Series 2017-K725, Class B, 3.88%, 02/25/24	USD	3,000	$2,996,879
Series 2013-KF02, Class B, 4.56%, 12/25/45		337	337,043
Federal National Mortgage Association:
Series 2013-133, 3.00%, 05/25/36		590	594,349
Series 2016-76, Class ME, 3.00%, 01/25/46		5,259	5,228,099
Series 2016-49, Class DA, 3.50%, 10/25/42		916	929,874
Government National Mortgage Association, Series 2013-131, Class PA, 3.50%, 06/16/42		3,012	3,074,304

			21,600,234
Interest Only Commercial Mortgage-Backed Securities — 0.1%(a)
Federal Home Loan Mortgage Corp. Variable Rate Notes:
Series K714, Class X1, 0.68%, 10/25/20		56,274	854,991
Series KW01, Class X1, 0.98%, 01/25/26		5,440	324,030
Series K055, Class X1, 1.37%, 03/25/26		75,647	6,828,979
Federal National Mortgage Association Variable Rate Notes, Series 2013-M5, Class X2, 2.18%, 01/25/22		2,746	130,955

			8,138,955
Mortgage-Backed Securities — 0.5%
Federal Home Loan Mortgage Corp.:
2.50%, 11/01/27 - 08/01/32		9,467	9,363,487
3.50%, 07/01/32 - 06/01/35		5,527	5,674,883
4.00%, 07/01/26 - 03/01/29		3,505	3,685,921
Federal Home Loan Mortgage Corp. Variable Rate Notes, 2.93%, 11/01/45(a)		3,732	3,741,150
Federal National Mortgage Association:
2.50%, 12/01/27 - 10/01/32		21,849	21,582,678
3.00%, 09/01/28 - 09/01/32		31,689	31,895,181
3.50%, 06/01/32		5,980	6,173,275
4.00%, 05/01/27		1,448	1,495,615
4.50%, 04/01/24 - 11/01/26		972	1,009,179

			84,621,369

Total U.S. Government Sponsored Agency Securities — 0.7% (Cost: $116,552,600)			114,360,558

U.S. Treasury Obligations — 0.0%
U.S. Treasury Notes, 1.50%, 12/31/18		1,000	996,211

Total U.S. Treasury Obligations — 0.0% (Cost: $997,814)			996,211

Total Long-Term Investments — 100.2% (Cost: $16,226,002,092)			16,966,769,238

Security	Shares	Value
Short-Term Securities — 5.8%(p)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.21%(r)	348,153,903	$348,153,903
JPMorgan US Treasury Plus Money Market Fund, Agency Class, 1.19%	2,557,420	2,557,420
SL Liquidity Series, LLC, Money Market Series, 1.55%(q)(r)	626,507,328	626,507,328

Total Short-Term Securities — 5.8% (Cost: $977,178,694)		977,218,651

Total Options Purchased — 0.0% (Cost: $3,279,092)		5,891,325

Total Investments — 106.0% (Cost: $17,206,459,878)		17,949,879,214
Liabilities in Excess of Other Assets — (6.0)%		(1,019,301,726)

Net Assets — 100.0%		$16,930,577,488

(a)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(e)	Non-income producing security.
(f)	Security, or a portion of the security, is on loan.
(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(h)	Perpetual security with no stated maturity date.
(i)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(j)	Issuer filed for bankruptcy and/or is in default.
(k)	Convertible security.
(l)	Zero-coupon bond.
(m)	Variable rate security. Rate shown is the rate in effect as of period end.
(n)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(o)	Amount is less than $500.
(p)	Annualized 7-day yield as of period end.
(q)	Security was purchased with the cash collateral from loaned securities.

SCHEDULES OF INVESTMENTS	83

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio

(r)	During the six months ended January 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/17	Shares Purchased		Shares Sold		Shares Held at 01/31/18	Value at 01/31/18	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	554,118,392	—		(205,964,489	)(b)	348,153,903	$348,153,903	$2,156,110		$1,681	$—
SL Liquidity Series, LLC, Money Market Series	273,826,979	352,680,350	(c)	—		626,507,329	626,507,328	457,514	(d)	(45,663)	15,677
iShares iBoxx $ High Yield Corporate Bond ETF	6,244,352	965,870		(1,250,000)		5,960,222	520,327,381	11,918,250		(1,043,670)	(8,195,529)

							$1,494,988,612	$14,531,874		$(1,087,652)	$(8,179,852)

(a)	Includes net capital gain distributions.
(b)	Represents net shares sold.
(c)	Represents net shares purchased.
(d)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
EURO STOXX 50 Index	7,211	03/16/18	$322,301	$1,625,943
MSCI Emerging Markets E-Mini Index	245	03/16/18	15,408	755,426
U.S. Treasury 10 Year Note	89	03/20/18	10,820	(203,252)
U.S. Treasury 10 Year Ultra Note	2,728	03/20/18	355,194	(9,201,659)
U.S. Treasury 2 Year Note	221	03/29/18	47,125	(65,870)
90-Day Eurodollar	549	12/17/18	133,977	(357,542)

				(7,446,954)

Short Contracts:
Euro-Bobl	12	03/08/18	1,944	25,966
Euro-Bund	54	03/08/18	10,648	277,786
S&P 500 E-Mini Index	6,232	03/16/18	880,519	(16,051,700)
EUR Currency	5,488	03/19/18	853,899	(37,798,200)
JPY Currency	576	03/19/18	66,161	(2,288,752)
U.S. Treasury Long Bond	684	03/20/18	101,104	3,486,387
U.S. Treasury Ultra Bond	544	03/20/18	88,094	2,541,716
Long Gilt	8	03/27/18	1,387	23,902
U.S. Treasury 5 Year Note	352	03/29/18	40,378	419,380
90-Day Eurodollar	549	12/16/19	133,551	527,721

				(48,835,794)

				$(56,282,748)

84	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	2,640,000	USD	3,267,124	Bank of America NA	02/23/18	$14,655
EUR	2,270,000	USD	2,807,865	JP Morgan Chase Bank NA	02/23/18	13,969
USD	192,295	EUR	154,000	Barclays Bank plc	03/05/18	744
ZAR	26,412,804	USD	2,114,302	Barclays Bank plc	03/05/18	105,583
USD	1,487,347	EUR	1,194,071	Nomura International plc	03/19/18	550
USD	2,787,397	IDR	37,289,792,400	Barclays Bank plc	03/26/18	3,304

						138,805

USD	371,194	EUR	308,000	HSBC Bank plc	02/05/18	(11,276)
USD	6,612,147	CNY	42,982,921	HSBC Bank plc	02/13/18	(209,106)
USD	2,016,465	EUR	1,675,000	Barclays Bank plc	02/13/18	(64,530)
ARS	63,143,500	USD	3,500,000	JP Morgan Chase Bank NA	02/21/18	(312,771)
EUR	260,000	USD	323,423	HSBC Bank plc	02/23/18	(218)
USD	316,911,061	EUR	259,080,000	Bank of America NA	02/23/18	(5,150,831)
USD	392,362	EUR	320,000	Bank of New York Mellon	02/23/18	(5,430)
USD	1,290,138	EUR	1,050,000	Barclays Bank plc	02/23/18	(15,116)
USD	123,623	EUR	100,000	BNP Paribas SA	02/23/18	(687)
USD	538,649	EUR	440,000	Goldman Sachs International	02/23/18	(8,314)
USD	454,109	EUR	370,000	JP Morgan Chase Bank NA	02/23/18	(5,837)
USD	2,120,473	GBP	1,500,000	Bank of America NA	02/23/18	(10,854)
USD	31,897,375	GBP	23,030,000	Barclays Bank plc	02/23/18	(825,615)
USD	416,856	GBP	300,000	BNP Paribas SA	02/23/18	(9,410)
USD	265,274	GBP	190,000	Goldman Sachs International	02/23/18	(4,694)
USD	56,758	GBP	40,000	UBS AG	02/23/18	(77)
USD	191,216	EUR	154,000	HSBC Bank plc	03/05/18	(335)
USD	969,444	ZAR	12,048,619	Citibank NA	03/05/18	(43,191)
USD	1,157,249	ZAR	14,371,298	Deutsche Bank AG	03/05/18	(50,598)

						(6,728,890)

	Net Unrealized Depreciation					$(6,590,085)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
S&P 500 Index	1,550	03/16/18	USD	2,880.00	USD	437,691	$2,921,750
S&P 500 Index	1,673	04/20/18	USD	2,925.00	USD	472,423	2,969,575

							$5,891,325

SCHEDULES OF INVESTMENTS	85

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Australia & New Zealand Banking Group Ltd.	1.00%	Quarterly	Barclays Bank plc	12/20/20	USD	10,000	$(234,720)	$(15,090)	$(219,630)
Standard Chartered Bank	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/20	EUR	840	(24,714)	12,879	(37,593)
CenturyLink, Inc.	1.00%	Quarterly	Goldman Sachs International	12/20/22	USD	3,121	402,802	414,018	(11,216)
Kingdom of Bahrain	1.00%	Quarterly	JP Morgan Chase Bank NA	12/20/22	USD	325	20,090	27,645	(7,555)
People’s Republic of China	1.00%	Quarterly	Barclays Bank plc	12/20/22	USD	4,791	(107,601)	(106,576)	(1,025)
People’s Republic of China	1.00%	Quarterly	Barclays Bank plc	12/20/22	USD	2,912	(65,410)	(63,775)	(1,635)
People’s Republic of China	1.00%	Quarterly	Barclays Bank plc	12/20/22	USD	2,912	(65,410)	(65,509)	99
People’s Republic of China	1.00%	Quarterly	Barclays Bank plc	12/20/22	USD	1,747	(39,247)	(39,102)	(145)
Republic of Indonesia	1.00%	Quarterly	Barclays Bank plc	12/20/22	USD	1,456	(13,586)	(12,973)	(613)
Republic of Indonesia	1.00%	Quarterly	Citibank NA	12/20/22	USD	1,414	(13,194)	(11,641)	(1,553)
Republic of Indonesia	1.00%	Quarterly	Citibank NA	12/20/22	USD	1,414	(13,194)	(12,604)	(590)
Republic of Indonesia	1.00%	Quarterly	Citibank NA	12/20/22	USD	1,414	(13,194)	(11,641)	(1,553)
Republic of Indonesia	1.00%	Quarterly	Citibank NA	12/20/22	USD	1,414	(13,194)	(13,087)	(107)
Republic of Indonesia	1.00%	Quarterly	Citibank NA	12/20/22	USD	3,794	(35,401)	(35,151)	(250)

							$(215,973)	$67,393	$(283,366)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Jaguar Land Rover Automotive plc	5.00%	Quarterly	Credit Suisse International	06/20/22	BB+	EUR	260	$52,568	$45,084	$7,484
Saipem Finance International BV	5.00%	Quarterly	Credit Suisse International	06/20/22	BB+	EUR	300	57,680	19,280	38,400
CMBX.NA.9.A	2.00%	Monthly	Credit Suisse International	09/17/58	NR	USD	3,750	(71,840)	(116,259)	44,419
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	3,750	(338,002)	(388,763)	50,761

								$(299,594)	$(440,658)	$141,064

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances reported in the Statement of Assets and Liabilities for OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Derivatives	$518,906	$(892,171)	$141,163	$(283,465)

86	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Future contracts
Net unrealized appreciation(a)	$—	$—	$2,381,369	$—	$7,302,858	$—	$9,684,227
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	138,805	—	—	138,805
Options purchased
Investments at value — unaffiliated(b)	—	—	5,891,325	—	—	—	5,891,325
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	660,069	—	—	—	—	660,069

	$—	$660,069	$8,272,694	$138,805	$7,302,858	$—	$16,374,426

Liabilities — Derivative Financial Instruments
Future contracts
Net unrealized depreciation(a)	$—	$—	$16,051,700	$40,086,952	$9,828,323	$—	$65,966,975
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	6,728,890	—	—	6,728,890
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	1,175,636	—	—	—	—	1,175,636

	$—	$1,175,636	$16,051,700	$46,815,842	$9,828,323	$—	$73,871,501

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended January 31, 2018, the effect of derivative financial instruments in the Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(10,354,667)	$(23,676,998)	$(5,527,112)	$—	$(39,558,777)
Forward foreign currency exchange contracts	—	—	—	(14,554,743)	—	—	(14,554,743)
Options purchased(a)	—	—	(3,318,169)	—	(140,578)	—	(3,458,747)
Options written	—	—	—	—	14,640	—	14,640
Swaps	—	(697,455)	—	—	—	—	(697,455)

	$—	$(697,455)	$(13,672,836)	$(38,231,741)	$(5,653,050)	$—	$(58,255,082)

Net Change In Unrealized Appreciation (Depreciation)
Futures contracts	$—	$—	$(7,175,551)	$(10,337,630)	$(1,216,100)	$—	$(18,729,281)
Forward foreign currency exchange contracts	—	—	—	1,861,767	—	—	1,861,767
Options purchased(b)	—	—	5,505,102	—	—	—	5,505,102
Swaps	—	140,862	—	—	—	—	140,862

	$—	$140,862	$(1,670,449)	$(8,475,863)	$(1,216,100)	$—	$(11,221,550)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

SCHEDULES OF INVESTMENTS	87

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$916,164,500
Average notional value of contracts — short	$2,447,492,000
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$359,674,199
Average amounts sold — in USD	$8,827,401
Options:
Average value of option contracts purchased	$2,959,175
Average value of option contracts written	$2,237
Credit default swaps:
Average notional value — buy protection	$25,929,952
Average notional value — sell protection	$8,349,121

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$822,588
Forward foreign currency exchange contracts	138,805	6,728,890
Options(a)	5,891,325
Swaps — OTC(b)	660,069	1,175,636

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$6,690,199	$8,727,114
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(5,891,325)	(822,588)

Total derivative assets and liabilities subject to an MNA	$798,874	$7,904,526

(a)	Includes options purchased at value which is included in Investments at value – unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund.

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (c)
Bank of America NA	$14,655	$(14,655)	$—	$—	$—
Barclays Bank plc	109,730	(109,730)	—	—	—
Credit Suisse International	154,667	(116,259)	—	—	38,408
Goldman Sachs International	414,018	(24,224)	(389,794)	—	—
JP Morgan Chase Bank NA	41,614	(41,614)	—	—	—
Morgan Stanley & Co. International plc	63,640	(63,640)	—	—	—
Nomura International plc	550	—	—	—	550

	$798,874	$(370,122)	$(389,794)	$—	$38,958

88	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities (d)(e)
Bank of America NA	$5,161,685	$(14,655)	$—	$—	$5,147,030
Bank of New York Mellon	5,430	—	—	—	5,430
Barclays Bank plc	1,431,334	(109,730)	—	(190,000)	1,131,604
BNP Paribas SA	10,097	—	—	—	10,097
Citibank NA	131,368	—	—	—	131,368
Credit Suisse International	116,259	(116,259)	—	—	—
Deutsche Bank AG	50,598	—	—	—	50,598
Goldman Sachs International	24,224	(24,224)	—	—	—
HSBC Bank plc	220,935	—	—	—	220,935
JP Morgan Chase Bank NA	326,163	(41,614)	—	—	284,549
Morgan Stanley & Co. International plc	426,356	(63,640)	—	(362,716)	—
UBS AG	77	—	—	—	77

	$7,904,526	$(370,122)	$—	$(552,716)	$6,981,688

(a)	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable to the counterparty in the event of default.
(e)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$1,677,957,310	$25,239,550	$1,703,196,860
Common Stocks:
Aerospace & Defense	24,753,518	—	—	24,753,518
Air Freight & Logistics	5,974,746	44,379,181	—	50,353,927
Airlines	—	6,421,561	—	6,421,561
Auto Components	59,973	3,477,235	—	3,537,208
Automobiles	254,113	40,386,010	—	40,640,123
Banks	54,840,066	133,764,591	—	188,604,657
Beverages	33,656,352	27,069,486	—	60,725,838
Biotechnology	22,075,659	—	—	22,075,659
Capital Markets	10,170,846	20,750,561	—	30,921,407
Chemicals	7,801,069	36,031,065	—	43,832,134
Commercial Services & Supplies	6,109,894	12,745,224	—	18,855,118
Communications Equipment	18,425,981	15,559,414	—	33,985,395
Construction & Engineering	—	42,146,652	—	42,146,652
Construction Materials	—	8,718,579	—	8,718,579
Containers & Packaging	11,610,053	23,787,346	—	35,397,399
Distributors	17,214,323	7,665,790	—	24,880,113
Diversified Consumer Services	4,590,040	—	—	4,590,040
Diversified Telecommunication Services	34,210,370	51,791,430	—	86,001,800
Electric Utilities	32,105,694	62,123,116	—	94,228,810
Electrical Equipment	1,345,871	—	—	1,345,871
Electronic Equipment, Instruments & Components	2,836,257	10,619,900	—	13,456,157
Equity Real Estate Investment Trusts (REITs)	219,890,618	64,437,446	—	284,328,064
Food & Staples Retailing	10,509,197	828,710	—	11,337,907
Food Products	715,477	19,984,097	—	20,699,574
Gas Utilities	—	4,807,910	—	4,807,910
Health Care Equipment & Supplies	5,750,999	6,066,680	—	11,817,679
Health Care Providers & Services	3,031,118	18,605,102	—	21,636,220
Hotels, Restaurants & Leisure	18,388,410	4,932,305	—	23,320,715
Household Durables	13,284,989	2,776,242	—	16,061,231

SCHEDULES OF INVESTMENTS	89

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio

	Level 1	Level 2	Level 3	Total
Household Products	$11,589,685	$—	$—	$11,589,685
Independent Power and Renewable Electricity Producers	10,985,558	—	—	10,985,558
Industrial Conglomerates	7,535,791	1,805,223	—	9,341,014
Insurance	25,341,877	209,912,871	—	235,254,748
Internet & Direct Marketing Retail	2,798,767	—	—	2,798,767
Internet Software & Services	13,338,821	5,069,703	—	18,408,524
IT Services	12,163,554	1,486,694	—	13,650,248
Leisure Products	1,556,244	—	—	1,556,244
Life Sciences Tools & Services	438,597	—	—	438,597
Machinery	15,508,203	38,140,167	—	53,648,370
Marine	—	3,903,173	—	3,903,173
Media	6,756,207	16,067,896	—	22,824,103
Metals & Mining	7,338,388	21,377,054	—	28,715,442
Multiline Retail	13,612,886	—	—	13,612,886
Multi-Utilities	2,221,507	12,817,073	—	15,038,580
Oil, Gas & Consumable Fuels	660,744,568	61,174,292	—	721,918,860
Paper & Forest Products	—	10,593,114	—	10,593,114
Personal Products	496,923	28,581,609	—	29,078,532
Pharmaceuticals	75,932,679	148,643,878	—	224,576,557
Professional Services	—	7,021,481	—	7,021,481
Real Estate Management & Development	35,912,819	32,779,470	—	68,692,289
Semiconductors & Semiconductor Equipment	35,093,531	44,505,635	—	79,599,166
Software	24,850,271	—	—	24,850,271
Specialty Retail	22,703,368	18,986,098	—	41,689,466
Technology Hardware, Storage & Peripherals	—	7,058,290	—	7,058,290
Textiles, Apparel & Luxury Goods	1,929,589	21,358,339	—	23,287,928
Thrifts & Mortgage Finance	—	19,258,204	—	19,258,204
Tobacco	45,790,872	92,684,057	—	138,474,929
Trading Companies & Distributors	—	1,271,728	—	1,271,728
Transportation Infrastructure	31,151,606	27,734,597	—	58,886,203
Wireless Telecommunication Services	40,356,414	13,182,586	—	53,539,000
Corporate Bonds(a)	—	5,466,167,668	—	5,466,167,668
Equity-Linked Notes(a)	—	2,380,156,106	—	2,380,156,106
Floating Rate Loan Interests(a)	—	769,961,858	115,681,056	885,642,914
Foreign Agency Obligations(a)	—	239,041,781	—	239,041,781
Foreign Government Obligations(a)	—	496,398,236	—	496,398,236
Investment Companies	631,161,381	—	—	631,161,381
Non-Agency Mortgage-Backed Securities	—	1,619,468,909	99,090,194	1,718,559,103
Participation Notes	—	21,726,430	—	21,726,430
Preferred Securities(a)	87,267,072	39,301,342	1,750,353	128,318,767
U.S. Government Sponsored Agency Securities	—	114,360,558	—	114,360,558
U.S. Treasury Obligations	—	996,211	—	996,211
Short-Term Securities	350,711,323	—	—	350,711,323
Options Purchased:
Equity contracts	5,891,325	—	—	5,891,325
Unfunded Floating Rate Loan Interests(b)	—	19,533	23,391	42,924

Subtotal	$2,740,785,459	$14,340,844,807	$241,784,544	$17,323,414,810

Investments valued at NAV(c)				626,507,328

Total Investments				$17,949,922,138

Derivative Financial Instruments(d)
Assets:
Credit contracts	$—	$141,163	$—	$141,163
Equity contracts	2,381,369	—	—	2,381,369
Foreign currency exchange contracts	—	138,805	—	138,805
Interest rate contracts	7,302,858	—	—	7,302,858
Liabilities:
Credit contracts	—	(283,465)	—	(283,465)
Equity contracts	(16,051,700)	—	—	(16,051,700)
Foreign currency exchange contracts	(40,086,952)	(6,728,890)	—	(46,815,842)
Interest rate contracts	(9,828,323)	—	—	(9,828,323)

	$(56,282,748)	$(6,732,387)	$—	$(63,015,135)

(a)	See above Schedule of Investments for values in each industry or country.
(b)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.

90	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Multi-Asset Income Portfolio

(c)	As of January 31, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(d)	Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended January 31, 2018, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Equity- Linked Notes	Floating Rate Loan Interests	Non-Agency Mortgage- Backed Securities	Preferred Stocks	Unfunded Floating Rate Loan Interests	U.S. Government Sponsored Agency Securities	Total
Investments:
Assets:
Opening Balance, as of July 31, 2017	$21,687,046	$60,971,593	$136,082,542	$55,647,570	$1,740,661	$—	$8,741,093	$284,870,505
Transfers into Level 3	—	—	4,600,718	—	—	—	—	4,600,718
Transfers out of Level 3	(13,884,946)	—	(9,423,372)	(12,015,521)	—	—	(8,741,093)	(44,064,932)
Accrued discounts/premiums	—	—	1,751	810	—	—	—	2,561
Net realized gain (loss)	20,725	878,249	393,632	(45,848)	—	—	—	1,246,758
Net change in unrealized appreciation (depreciation)(a)(b)	6,353	271,714	151,328	(329,990)	9,692	23,391	—	132,488
Purchases	21,431,097	—	26,029,955	59,236,059	—	—	—	106,697,111
Sales	(4,020,725)	(62,121,556)	(42,155,498)	(3,402,886)	—	—	—	(111,700,665)

Closing Balance, as of January 31, 2018	$25,239,550	$—	$115,681,056	$99,090,194	$1,750,353	$23,391	$—	$241,784,544

Net change in unrealized appreciation (depreciation) on investments still held at January 31, 2018(b)	$6,353	$—	$77,781	$(329,990)	$9,692	$23,391	$—	$(212,773)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(b)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at January 31, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	91

Statements of Assets and Liabilities  (unaudited)

January 31, 2018

	BlackRock Dynamic High Income Portfolio	BlackRock Multi-Asset Income Portfolio

ASSETS
Investments at value — unaffiliated(a)(b)	$398,591,191	$16,454,890,602
Investments at value — affiliated(c)	164,819,307	1,494,988,612
Cash pledged:
Collateral — OTC derivatives	—	610,000
Futures contracts	5,411,742	85,434,586
Foreign currency at value(d)	3,353,229	29,227,171
Receivables:
Investments sold	4,120,237	140,742,767
Securities lending income — affiliated	11,688	222,702
Capital shares sold	2,786,832	49,602,403
Dividends — affiliated	20,736	522,353
Dividends — unaffiliated	638,985	17,865,395
Interest — unaffiliated	1,799,993	89,011,444
From the Manager	8,282	578,288
Variation margin on futures contracts	162,233	—
Swap premiums paid	1,020	518,906
Unrealized appreciation on:
Forward foreign currency exchange contracts	50	138,805
OTC swaps	2	141,163
Unfunded floating rate loan interests	—	42,924
Prepaid expenses	61,603	362,155

Total assets	581,787,130	18,364,900,276

LIABILITIES
Bank overdraft	2,902,243	18,647,869
Cash collateral on securities loaned at value	25,548,230	626,520,896
Payables:
Investments purchased	39,409,379	691,351,272
Administration fees	16,820	472,216
Capital shares redeemed	2,133,656	62,671,623
Custodian fees	4,735	137,797
Deferred foreign capital gain tax	—	1,094,285
Income dividends	551,504	8,874,534
Investment advisory fees	164,507	6,221,045
Trustee’s and Officer’s fees	9,869	21,142
Other accrued expenses	221,389	2,147,676
Other affiliates	35	23,141
Professional fees	155,148	36,762
Service and distribution fees	35,856	3,368,102
Transfer agent fees	96,146	4,007,314
Variation margin on futures contracts	—	822,588
Swap premiums received	8,642	892,171
Unrealized depreciation on:
Forward foreign currency exchange contracts	4,816	6,728,890
OTC swaps	7,164	283,465

Total liabilities	71,270,139	1,434,322,788

NET ASSETS	$510,516,991	$16,930,577,488

NET ASSETS CONSIST OF
Paid-in capital	$491,816,496	$16,799,620,217
Distributions in excess of net investment income	(689,172)	(24,459,851)
Accumulated net realized gain (loss)	10,670,652	(524,630,244)
Net unrealized appreciation (depreciation)	8,719,015	680,047,366

NET ASSETS	$510,516,991	$16,930,577,488

(a) Investments at cost — unaffiliated	$391,815,047	$15,716,350,620
(b) Securities loaned at value	$25,061,211	$614,322,961
(c) Investments at cost — affiliated	$163,930,597	$1,490,109,258
(d) Foreign currency at cost	$3,309,031	$29,192,578

See notes to financial statements.

92	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited) (continued)

January 31, 2018

	BlackRock Dynamic High Income Portfolio	BlackRock Multi-Asset Income Portfolio

NET ASSET VALUE

Institutional
Net assets	$422,468,110	$9,537,335,697

Share outstanding(a)	41,343,129	853,549,338

Net asset value	$10.22	$11.17

Investor A
Net assets	$54,908,780	$4,260,813,238

Share outstanding(a)	5,371,485	381,775,889

Net asset value	$10.22	$11.16

Investor C
Net assets	$30,858,235	$2,935,314,374

Share outstanding(a)	3,022,130	263,319,032

Net asset value	$10.21	$11.15

Class K
Net assets	$2,281,866	$197,114,179

Share outstanding(a)	223,185	17,648,197

Net asset value	$10.22	$11.17

(a)	Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

FINANCIAL STATEMENTS	93

Statements of Operations  (unaudited)

Six Months Ended January 31, 2018

	BlackRock Dynamic High Income Portfolio	BlackRock Multi-Asset Income Portfolio

INVESTMENT INCOME
Dividend — affiliated	$1,826,218	$14,074,360
Dividend — unaffiliated	5,643,102	119,373,200
Interest — unaffiliated	6,170,427	285,782,800
Securities lending income — affiliated — net	53,610	457,514
Foreign taxes withheld	(32,988)	(1,866,307)

Total investment income	13,660,369	417,821,567

EXPENSES
Investment advisory	1,374,930	41,800,149
Service and distribution — class specific	194,234	20,142,025
Transfer agent — class specific	127,532	5,815,874
Administration	86,919	2,713,415
Professional	69,527	242,270
Registration	50,226	307,703
Printing	45,523	121,667
Administration — class specific	40,890	1,636,351
Accounting services	34,600	585,309
Custodian	18,515	133,843
Trustees and Officer	9,518	120,689
Offering	—	7,046
Miscellaneous	89,735	460,180

Total expenses	2,142,149	74,086,521

Less:
Fees waived and/or reimbursed by the Manager	(493,071)	(5,571,496)
Administration fees waived — class specific	(40,733)	(1,636,193)
Transfer agent fees waived and/or reimbursed — class specific	(25,024)	(1,749,969)

Total expenses after fees waived and/or reimbursed	1,583,321	65,128,863

Net investment income	12,077,048	352,692,704

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	33,292	(1,089,333)
Investments — unaffiliated	6,154,563	207,540,586 (a)
Capital gain distributions from underlying funds — affiliated	139,621	1,681
Forward foreign currency exchange contracts	(10,056)	(14,554,743)
Foreign currency transactions	(454,863)	2,592,127
Futures contracts	10,294,751	(39,558,777)
Options written	—	14,640
Payment by affiliate	—	1,046
Short sales — unaffiliated	—	6,931
Swaps	(656)	(697,455)

	16,156,652	154,256,703

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	365,737	(8,179,852)
Investments — unaffiliated	(88,777)	83,285,872 (b)
Forward foreign currency exchange contracts	(4,766)	1,861,767
Foreign currency transactions	(39,430)	(1,550,713)
Futures contracts	896,869	(18,729,281)
Swaps	191	140,862
Unfunded floating rate loan interests	—	42,848

	1,129,824	56,871,503

Net realized and unrealized gain	17,286,476	211,128,206

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$29,363,524	$563,820,910

(a) Net of foreign capital gain tax	$—	$22,454
(b) Net of foreign capital gain tax	$—	$(469,587)

See notes to financial statements.

94	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Dynamic High Income Portfolio		BlackRock Multi-Asset Income Portfolio
	Six Months Ended 01/31/2018 (Unaudited)	Year Ended 07/31/2017	Six Months Ended 01/31/2018 (Unaudited)	Year Ended 07/31/2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$12,077,048	$15,306,017	$352,692,704	$622,125,886
Net realized gain	16,156,652	11,762,646	154,256,703	120,772,942
Net change in unrealized appreciation (depreciation)	1,129,824	3,732,875	56,871,503	317,764,556

Net increase in net assets resulting from operations	29,363,524	30,801,538	563,820,910	1,060,663,384

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(10,127,826)	(12,424,927)	(226,302,171)	(337,207,197)
Investor A	(1,383,110)	(2,298,263)	(99,641,390)	(193,302,744)
Investor C	(681,481)	(1,186,773)	(59,443,451)	(121,384,766)
Class K	(9,770)	(16,218)	(3,165,881)	(419,359)
From net realized gain:
Institutional	(850,335)	—	—	—
Investor A	(126,664)	—	—	—
Investor C	(68,160)	—	—	—
Class K	(576)	—	—	—

Decrease in net assets resulting from distributions to shareholders	(13,247,922)	(15,926,181)	(388,552,893)	(652,314,066)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	136,176,141	113,086,892	1,109,911,393	1,854,361,440

NET ASSETS
Total increase in net assets	152,291,743	127,962,249	1,285,179,410	2,262,710,758
Beginning of period	358,225,248	230,262,999	15,645,398,078	13,382,687,320

End of period	$510,516,991	$358,225,248	$16,930,577,488	$15,645,398,078

Undistributed (distributions in excess of) net investment income, end of period	$(689,172)	$(564,033)	$(24,459,851)	$11,400,338

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	95

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Dynamic High Income Portfolio
	Institutional
	Six Months Ended 01/31/2018 (Unaudited)		Year Ended July 31,			Period from 11/03/2014 (a) to 07/31/2015
			2017		2016
Net asset value, beginning of period	$9.83		$9.31		$9.92	$10.00

Net investment income(b)	0.30		0.56		0.60	0.49
Net realized and unrealized gain (loss)	0.42		0.54		(0.58)	(0.13)

Net increase from investment operations	0.72		1.10		0.02	0.36

Distributions:(c)
From net investment income	(0.31)		(0.58)		(0.63)	(0.44)
From net realized gain	(0.02)		—		—	—

Total distributions	(0.33)		(0.58)		(0.63)	(0.44)

Net asset value, end of period	$10.22		$9.83		$9.31	$9.92

Total Return:(d)
Based on net asset value	7.45	%(e)	12.39%		0.51%	3.67	%(e)

Ratios to Average Net Assets:(f)
Total expenses	0.95	%(g)	1.24	%(h)	1.33%	1.88	%(g)(i)

Total expenses after fees waived and/or reimbursed	0.68	%(g)	0.79%		1.05%	1.04	%(g)

Net investment income	6.03	%(g)	5.84%		6.61%	6.52	%(g)

Supplemental Data:
Net assets, end of period (000)	$422,468		$294,539		$163,634	$127,434

Portfolio turnover rate(j)	39%		93%		112%	43%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/2018 (Unaudited)	Year Ended July 31,		Period from 11/03/2014 (a) to 07/31/2015
		2017	2016
Investments in underlying funds	0.10%	0.09%	0.14%	0.18%

(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(i)	Organization and offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional Shares would have been 1.98%.
(j)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 01/31/2018 (Unaudited)	Year Ended July 31,		Period from 11/03/2014 (a) to 07/31/2015
		2017	2016
Portfolio turnover rate (including equity-linked notes)	106%	227%	221%	153%

See notes to financial statements.

96	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Dynamic High Income Portfolio (continued)
	Investor A
	Six Months Ended 01/31/2018 (Unaudited)		Year Ended July 31,			Period from 11/03/2014 (a) to 07/31/2015
			2017		2016
Net asset value, beginning of period	$9.83		$9.31		$9.92	$10.00

Net investment income(b)	0.28		0.53		0.58	0.50
Net realized and unrealized gain (loss)	0.42		0.55		(0.59)	(0.16)

Net increase (decrease) from investment operations	0.70		1.08		(0.01)	0.34

Distributions:(c)
From net investment income	(0.29)		(0.56)		(0.60)	(0.42)
From net realized gain	(0.02)		—		—	—

Total distributions	(0.31)		(0.56)		(0.60)	(0.42)

Net asset value, end of period	$10.22		$9.83		$9.31	$9.92

Total Return:(d)
Based on net asset value	7.31	%(e)	11.99%		0.26%	3.48	%(e)

Ratios to Average Net Assets:(f)
Total expenses	1.19	%(g)	1.47	%(h)	1.57%	1.63	%(g)(i)

Total expenses after fees waived and/or reimbursed	0.93	%(g)	1.05%		1.30%	1.27	%(g)

Net investment income	5.62	%(g)	5.65%		6.35%	6.64	%(g)

Supplemental Data:
Net assets, end of period (000)	$54,909		$38,770		$41,642	$19,260

Portfolio turnover rate(j)	39%		93%		112%	43%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/2018 (Unaudited)	Year Ended July 31,		Period from 11/03/2014 (a) to 07/31/2015
		2017	2016
Investments in underlying funds	0.10%	0.09%	0.14%	0.18%

(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(i)	Organization and offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Investor A Shares would have been 1.63%.
(j)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 01/31/2018 (Unaudited)	Year Ended July 31,		Period from 11/03/2014 (a) to 07/31/2015
		2017	2016
Portfolio turnover rate (including equity-linked notes)	106%	227%	221%	153%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	97

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Dynamic High Income Portfolio (continued)
	Investor C
	Six Months Ended 01/31/2018 (Unaudited)		Year Ended July 31,			Period from 11/03/2014 (a) to 07/31/2015
			2017		2016
Net asset value, beginning of period	$9.82		$9.30		$9.91	$10.00

Net investment income(b)	0.24		0.46		0.51	0.44
Net realized and unrealized gain (loss)	0.42		0.55		(0.59)	(0.16)

Net increase (decrease) from investment operations	0.66		1.01		(0.08)	0.28

Distributions:(c)
From net investment income	(0.25)		(0.49)		(0.53)	(0.37)
From net realized gain	(0.02)		—		—	—

Total distributions	(0.27)		(0.49)		(0.53)	(0.37)

Net asset value, end of period	$10.21		$9.82		$9.30	$9.91

Total Return:(d)
Based on net asset value	6.92	%(e)	11.16%		(0.50)%	2.84	%(e)

Ratios to Average Net Assets:(f)
Total expenses	1.95	%(g)	2.25	%(h)	2.32%	2.35	%(g)(i)

Total expenses after fees waived and/or reimbursed	1.68	%(g)	1.80%		2.05%	1.98	%(g)

Net investment income	4.88	%(g)	4.88%		5.58%	5.76	%(g)

Supplemental Data:
Net assets, end of period (000)	$30,858		$24,638		$24,767	$15,826

Portfolio turnover rate(j)	39%		93%		112%	43%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/2018 (Unaudited)	Year Ended July 31,		Period from 11/03/2014 (a) to 07/31/2015
		2017	2016
Investments in underlying funds	0.10%	0.09%	0.14%	0.18%

(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(i)	Organization and offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Investor C Shares would have been 2.35%.
(j)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 01/31/2018 (Unaudited)	Year Ended July 31,		Period from 11/03/2014 (a) to 07/31/2015
		2017	2016
Portfolio turnover rate (including equity-linked notes)	106%	227%	221%	153%

See notes to financial statements.

98	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Dynamic High Income Portfolio (continued)
	Class K
	Six Months Ended 01/31/2018 (Unaudited)		Year Ended 07/31/2017		Period from 03/28/2016 (a) to 07/31/2016
Net asset value, beginning of period	$9.83		$9.31		$8.87

Net investment income(b)	0.26		0.56		0.22
Net realized and unrealized gain	0.46		0.55		0.44

Net increase from investment operations	0.72		1.11		0.66

Distributions:(c)
From net investment income	(0.31)		(0.59)		(0.22)
From net realized gain	(0.02)		—		—

Total distributions	(0.33)		(0.59)		(0.22)

Net asset value, end of period	$10.22		$9.83		$9.31

Total Return:(d)
Based on net asset value	7.48	%(e)	12.32%		7.47	%(e)

Ratios to Average Net Assets:(f)
Total expenses	0.91	%(g)	1.21	%(h)	1.38	%(g)

Total expenses after fees waived and/or reimbursed	0.62	%(g)	0.74%		1.00	%(g)

Net investment income	5.18	%(g)	5.93%		7.19	%(g)

Supplemental Data:
Net assets, end of period (000)	$2,282		$278		$221

Portfolio turnover rate(i)	39%		93%		112	%(j)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/2018 (Unaudited)	Year Ended 07/31/2017	Period from 03/28/2016 (a) to 07/31/2016
Investments in underlying funds	0.10%	0.09%	0.12%

(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(i)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 01/31/2018 (Unaudited)	Year Ended 07/31/2017	Period from 03/28/2016 (a) to 07/31/2016
Portfolio turnover rate (including equity-linked notes)	106%	227%	221	%(j)

(j)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	99

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Multi-Asset Income Portfolio
	Institutional
	Six Months Ended 01/31/2018 (Unaudited)		Year Ended July 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$11.06		$10.76	$11.05	$11.45	$11.03	$10.54

Net investment income(a)	0.25		0.50	0.52	0.58	0.61	0.54
Net realized and unrealized gain (loss)	0.14		0.33	(0.26)	(0.36)	0.42	0.48

Net increase from investment operations	0.39		0.83	0.26	0.22	1.03	1.02

Distributions:(b)
From net investment income	(0.28)		(0.53)	(0.55)	(0.58)	(0.59)	(0.52)
From net realized gain	—		—	—	(0.04)	(0.02)	(0.01)

Total distributions	(0.28)		(0.53)	(0.55)	(0.62)	(0.61)	(0.53)

Net asset value, end of period	$11.17		$11.06	$10.76	$11.05	$11.45	$11.03

Total Return:(c)
Based on net asset value	3.56	%(d)(e)	7.90%	2.49%	1.94%	9.52%	9.82%

Ratios to Average Net Assets:(f)
Total expenses	0.66	%(g)	0.68%	0.69%	0.68%	0.70%	0.77%

Total expenses after fees waived and/or reimbursed	0.55	%(g)	0.55%	0.55%	0.55%	0.55%	0.55%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.55	%(g)	0.55%	0.55%	0.55%	0.55%	0.55%

Net investment income	4.55	%(g)	4.66%	4.92%	5.10%	5.37%	4.86%

Supplemental Data:
Net assets, end of period (000)	$9,537,336		$8,491,880	$5,902,428	$5,405,267	$3,776,801	$1,624,573

Portfolio turnover rate(h)	27%		75%	82%	60%	74%	113%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/2018 (Unaudited)	Year Ended July 31,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.02%	0.02%	0.04%	0.04%	0.04%	0.04%

(g)	Annualized.
(h)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 01/31/2018 (Unaudited)	Year Ended July 31,
		2017	2016	2015	2014	2013
Portfolio turnover rate (including equity-linked notes)	61%	144%	142%	151%	146%	123%

See notes to financial statements.

100	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Multi-Asset Income Portfolio (continued)
	Investor A
	Six Months Ended 01/31/2018 (Unaudited)		Year Ended July 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$11.04		$10.75	$11.04	$11.44	$11.01	$10.53

Net investment income(a)	0.24		0.47	0.50	0.55	0.58	0.51
Net realized and unrealized gain (loss)	0.14		0.32	(0.27)	(0.36)	0.43	0.47

Net increase from investment operations	0.38		0.79	0.23	0.19	1.01	0.98

Distributions:(b)
From net investment income	(0.26)		(0.50)	(0.52)	(0.55)	(0.56)	(0.49)
From net realized gain	—		—	—	(0.04)	(0.02)	(0.01)

Total distributions	(0.26)		(0.50)	(0.52)	(0.59)	(0.58)	(0.50)

Net asset value, end of period	$11.16		$11.04	$10.75	$11.04	$11.44	$11.01

Total Return:(c)
Based on net asset value	3.53	%(d)(e)	7.54%	2.24%	1.68%	9.35%	9.45%

Ratios to Average Net Assets:(f)
Total expenses	0.90	%(g)	0.92%	0.93%	0.94%	0.95%	1.02%

Total expenses after fees waived and/or reimbursed	0.80	%(g)	0.80%	0.80%	0.80%	0.80%	0.80%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.80	%(g)	0.80%	0.80%	0.80%	0.80%	0.80%

Net investment income	4.31	%(g)	4.39%	4.67%	4.85%	5.10%	4.59%

Supplemental Data:
Net assets, end of period (000)	$4,260,813		$4,110,878	$4,231,260	$3,587,415	$2,515,567	$1,375,765

Portfolio turnover rate(h)	27%		75%	82%	60%	74%	113%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/2018 (Unaudited)	Year Ended July 31,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.02%	0.02%	0.04%	0.04%	0.04%	0.04%

(g)	Annualized.
(h)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 01/31/2018 (Unaudited)	Year Ended July 31,
		2017	2016	2015	2014	2013
Portfolio turnover rate (including equity-linked notes)	61%	144%	142%	151%	146%	123%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	101

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Multi-Asset Income Portfolio (continued)
	Investor C
	Six Months Ended 01/31/2018 (Unaudited)		Year Ended July 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$11.03		$10.73	$11.03	$11.43	$11.00	$10.52

Net investment income(a)	0.20		0.39	0.41	0.46	0.49	0.42
Net realized and unrealized gain (loss)	0.14		0.33	(0.27)	(0.36)	0.43	0.48

Net increase from investment operations	0.34		0.72	0.14	0.10	0.92	0.90

Distributions:(b)
From net investment income	(0.22)		(0.42)	(0.44)	(0.46)	(0.47)	(0.41)
From net realized gain	—		—	—	(0.04)	(0.02)	(0.01)

Total distributions	(0.22)		(0.42)	(0.44)	(0.50)	(0.49)	(0.42)

Net asset value, end of period	$11.15		$11.03	$10.73	$11.03	$11.43	$11.00

Total Return:(c)
Based on net asset value	3.14	%(d)(e)	6.85%	1.38%	0.92%	8.54%	8.62%

Ratios to Average Net Assets:(f)
Total expenses	1.66	%(g)	1.68%	1.69%	1.69%	1.71%	1.76%

Total expenses after fees waived and/or reimbursed	1.55	%(g)	1.55%	1.55%	1.55%	1.55%	1.55%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.55	%(g)	1.55%	1.55%	1.55%	1.55%	1.55%

Net investment income	3.57	%(g)	3.65%	3.92%	4.09%	4.34%	3.83%

Supplemental Data:
Net assets, end of period (000)	$2,935,314		$3,006,721	$3,248,999	$3,101,108	$2,277,937	$1,213,960

Portfolio turnover rate(h)	27%		75%	82%	60%	74%	113%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/2018 (Unaudited)	Year Ended July 31,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.02%	0.02%	0.04%	0.04%	0.04%	0.04%

(g)	Annualized.
(h)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 01/31/2018 (Unaudited)	Year Ended July 31,
		2017	2016	2015	2014	2013
Portfolio turnover rate (including equity-linked notes)	61%	144%	142%	151%	146%	123%

See notes to financial statements.

102	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Multi-Asset Income Portfolio (continued)
	Class K
	Six Months Ended 01/31/2018 (Unaudited)		Period from 02/03/2017 (a) to 07/31/2017
Net asset value, beginning of period	$11.05		$10.80

Net investment income(b)	0.25		0.25
Net realized and unrealized gain	0.15		0.25

Net increase from investment operations	0.40		0.50

Distributions from net investment income(c)	(0.28)		(0.25)

Net asset value, end of period	$11.17		$11.05

Total Return:(d)
Based on net asset value	3.68	%(e)(f)	4.66	%(e)

Ratios to Average Net Assets:(g)
Total expenses	0.59	%(h)	0.60	%(h)

Total expenses after fees waived and/or reimbursed	0.50	%(h)	0.50	%(h)

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.50	%(h)	0.50	%(h)

Net investment income	4.56	%(h)	4.65	%(h)

Supplemental Data:
Net assets, end of period (000)	$197,114		$35,919

Portfolio turnover rate(i)	27%		75	%(j)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/2018 (Unaudited)	Period from 02/03/2017 (a) to 07/31/2017
Investments in underlying funds	0.02%	0.02%

(h)	Annualized.
(i)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 01/31/2018 (Unaudited)	Period from 02/03/2017 (a) to 07/31/2017
Portfolio turnover rate (including equity-linked notes)	61%	144%

(j)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	103

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Dynamic High Income Portfolio	Dynamic High Income	Diversified	*
BlackRock Multi-Asset Income Portfolio	Multi-Asset Income	Diversified

*	The Fund’s classification changed from non-diversified to diversified during the reporting period.

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares . . . . . . . . . . . .	Yes	No	(a)	None
Investor C Shares	No	Yes		None

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. Multi-Asset Income has elected to treat realized gains (losses) from certain forward foreign currency exchange contracts as capital gain (loss) for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

104	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•	Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”)

NOTES TO FINANCIAL STATEMENTS	105

Notes to Financial Statements  (unaudited) (continued)

are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•	Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	Participation notes are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services.

•	Equity-Linked Notes are valued utilizing quotes received daily by the Funds’ pricing service or through brokers. The Funds’ pricing service utilizes models that incorporate a number of market data factors, such as historical and forecasted discrete dividend information and historical values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

106	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of January 31, 2018, certain investments of the Funds were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership

NOTES TO FINANCIAL STATEMENTS	107

Notes to Financial Statements  (unaudited) (continued)

interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Participation Notes: Participation notes (“P-Notes”) are promissory notes issued by banks or broker-dealers that are designed to offer a return measured by the change in the value of the underlying security or basket of securities (the “underlying security”) while not holding the actual shares of the underlying security. These investments are typically used to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. When the P-Note matures, the issuer will pay or receive the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by a fund as dividend income in the Statements of Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. The holder of a P-Note must rely on the creditworthiness of the issuer for its investment returns on the P-Notes and has no rights against the issuer of the underlying security. A P-Note may be more volatile and less liquid than other investments held by a fund since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Equity-Linked Notes: Equity-linked notes seek to generate income and provide exposure to the performance of an underlying security, group of securities or exchange-traded funds (the “underlying reference instrument”). In an equity-linked note, a fund purchases a note from a bank or broker-dealer and in return, the issuer provides for interest payments during the term of the note. At maturity or when the security is sold, a fund will either settle by taking physical delivery of the underlying reference instrument or by receipt of a cash settlement amount equal to the value of the note at termination or maturity. The use of equity-linked notes involves the risk that the value of the note changes unfavorably due to movements in the value of the underlying reference instrument. Equity-linked notes are considered general unsecured contractual obligations of the bank or broker-dealer. A fund must rely on the creditworthiness of the issuer for its investment returns.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

108	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, certain Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, Dynamic High Income had no unfunded floating rate loan interests. As of period end, Multi-Asset Income had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation
Convergint Technologies LLC	$78,276	$78,080	$78,667	$587
Lakeland Tours LLC	106,541	106,275	108,139	1,864
Learfield Communications, Inc.	1,824,293	1,819,732	1,842,536	22,804
Sprint Communication	1,233,865	1,227,696	1,241,577	13,881
Mitchell International, Inc.	409,529	407,481	411,269	3,788
Tower 46 Office	20,109,497	20,109,497	20,109,497	—

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Dynamic High Income

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
BNP Paribas S.A.	$25,061,211	$(25,061,211)	$—

NOTES TO FINANCIAL STATEMENTS	109

Notes to Financial Statements  (unaudited) (continued)

Multi-Asset Income

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Barclays Capital, Inc.	$41,292,900	$(41,292,900)	$—
BNP Paribas S.A.	128,298,699	(128,298,699)	—
Citigroup Global Markets, Inc.	3,405,760	(3,405,760)	—
Deutsche Bank Securities Inc.	87,912	(87,912)	—
Goldman Sachs & Co.	129,465,900	(129,465,900)	—
Jefferies LLC	24,793,200	(24,793,200)	—
JP Morgan Securities LLC	122,317,500	(122,317,500)	—
Merrill Lynch, Pierce, Fenner & Smith	12,492,630	(12,492,630)	—
Morgan Stanley	57,198,960	(57,198,960)	—
National Financial Services LLC	82,248,370	(82,248,370)	—
SG Americas Securities LLC	7,483,130	(7,483,130)	—
UBS Securities LLC	5,238,000	(5,238,000)	—

	$614,322,961	$(614,322,961)	$—

(a)	Cash collateral with a value of $25,548,230 and $626,520,896 has been received in connection with securities lending agreements for Dynamic High Income and Multi-Asset Income, respectively. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the tables above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

110	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•	Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. When the Funds enter into an ISDA Master Agreement and an MRA and/or MSLA with the same counterparty, the agreements may contain a set-off provision allowing the Funds to

NOTES TO FINANCIAL STATEMENTS	111

Notes to Financial Statements  (unaudited) (continued)

offset a net amount payable with amounts due to the Funds upon default of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, notwithstanding what contractual rights may be included in an ISDA Master Agreement, such laws may prohibit the Funds from setting off amounts owed to a defaulting counterparty under an ISDA Master Agreement against amounts owed to the Funds by affiliates of the defaulting counterparty. The insolvency regimes of many jurisdictions do, however, generally permit set-off of simultaneous payables and receivables under certain types of financial contracts between the same legal entity upon a default of the entity, regardless of the existence of a contractual set-off right in those contracts.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, Multi-Asset Income pays the Manager a monthly fee, based on the average daily net assets that are attributable to Multi-Asset Income’s direct investments in fixed income and equity securities and instruments, including exchange-traded funds (“ETFs”) advised by the Manager or other investment advisers, other investments, and cash and cash equivalents (including money market funds, whether advised by the Manager or other investment advisers) and excludes investments in other BlackRock equity and/or fixed income mutual funds, at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.600%
$1 Billion — $2 Billion	0.550
$2 Billion — $3 Billion	0.525
Greater than $3 Billion	0.500

For such services, Dynamic High Income pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of Dynamic High Income’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.60%
$1 Billion — $3 Billion	0.56
$3 Billion — $5 Billion	0.54
$5 Billion — $10 Billion	0.52
Greater than $10 Billion	0.51

Prior to September 29, 2017, the annual rates of a percentage of average daily net assets for Dynamic High Income were as follows:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.85%
$1 Billion — $3 Billion	0.80
$3 Billion — $5 Billion	0.77
$5 Billion — $10 Billion	0.74
Greater than $10 Billion	0.72

112	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), BlackRock Asset Management North Asia Limited (“BNA”), and BlackRock (Singapore) Limited (“BRS”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BIL, BNA and BRS, for services each provides, for that portion of each Fund for which it acts as sub-adviser, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Investor A	Investor C
Service Fee	0.25%	0.25%
Distribution Fee	—	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended January 31, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Investor A	Investor C	Total
Dynamic High Income	$59,793	$134,441	$194,234
Multi-Asset Income	$5,254,539	$14,887,486	$20,142,025

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended January 31, 2018, the Funds paid the following to the Manager in return for these services, which are included in administration — class specific in the Statement of Operations:

	Institutional	Investor A	Investor C	Class K	Total
Dynamic High Income	$33,382	$4,783	$2,689	$36	$40,890
Multi-Asset Income	$905,987	$420,337	$297,731	$12,296	$1,636,351

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended January 31, 2018, Multi-Asset Income paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Total
Multi-Asset Income	$10,852	$2	$20	$10,874

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended January 31, 2018, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Total
Dynamic High Income	$294	$114	$55	$463
Multi-Asset Income	$6,309	$15,842	$14,516	$36,667

For the six months ended January 31, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Investor A	Investor C	Class K	Total
Dynamic High Income	$104,901	$14,616	$7,948	$67	$127,532
Multi-Asset Income	$3,464,021	$1,229,850	$1,121,976	$27	$5,815,874

NOTES TO FINANCIAL STATEMENTS	113

Notes to Financial Statements  (unaudited) (continued)

Other Fees: For the six months ended January 31, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Dynamic High Income	$14,777
Multi-Asset Income	$151,185

For the six months ended January 31, 2018, affiliates received CDSCs as follows:

	Investor A	Investor C
Dynamic High Income	$67	$4,427
Multi-Asset Income	$272,971	$136,516

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2018, the amounts waived were as follows:

Dynamic High Income	$18,441
Multi-Asset Income	$147,382

With respect to Dynamic High Income, the Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated ETFs that have a contractual management fee through November 30, 2018. With respect to Multi-Asset Income, the Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income ETFs, that have a contractual management fee through November 30, 2018. The contractual agreements may be terminated upon 90 days’ notice by a majority of the independent trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of a Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended January 31, 2018, the waived were as follows:

Dynamic High Income	$133,192
Multi-Asset Income	$1,160,348

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C	Class K
Dynamic High Income	0.65%	0.90%	1.65%	0.60%
Multi-Asset Income	0.55	0.80	1.55	0.50

Prior to September 29, 2017, the expense limitations as a percentage of average daily net assets for Dynamic High Income were as follows:

	Institutional	Investor A	Investor C	Class K
Dynamic High Income	0.75%	1.00%	1.75%	0.70%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through November 30, 2018, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2018, the amounts waived were as follows:

Dynamic High Income	$341,438
Multi-Asset Income	$4,263,766

These amounts waived and/or reimbursed are shown as administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the six months ended January 31, 2018, class specific expense waivers and/or reimbursements were as follows:

Administration Fees Waived	Institutional	Investor A	Investor C	Class K	Total
Dynamic High Income	$33,375	$4,684	$2,638	$36	$40,733
Multi-Asset Income	$905,900	$420,298	$297,703	$12,292	$1,636,193

Transfer Agent Fees Waived and/or Reimbursed	Institutional	Investor A	Investor C	Class K	Total
Dynamic High Income	$21,286	$2,500	$1,171	$67	$25,024
Multi-Asset Income	$1,194,873	$175,099	$379,971	$26	$1,749,969

In addition, for Multi-Asset Income, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary

114	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows: 1.55% for Institutional, 1.80% for Investor A, 2.55% for Investor C, and 1.50% for Class K. This agreement will automatically renew on December 1 of each year for an additional year until November 30, 2027, unless terminated earlier by the Board, including a majority of the Independent Trustees.

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) Each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

(2) The Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

On January 31, 2018, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement were as follows:

	Expires July 31,
	2018	2019	2020
Dynamic High Income
Fund Level	$362,887	$958,923	$341,438
Institutional	$112,860	$92,195	$54,661
Investor A	$20,276	$7,292	$7,184
Investor C	$18,431	$11,490	$3,809
Class K	$11	$154	$103
Multi-Asset Income
Fund Level	$4,351,693	$5,948,278	$4,263,766
Institutional	$5,313,893	$4,860,340	$2,100,773
Investor A	$3,544,401	$2,778,159	$595,397
Investor C	$3,153,724	$2,409,901	$677,674
Class K	—	$1,833	$12,318

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending — affiliated — net in the Statements of Operations. For the six months ended January 31, 2018, each Fund paid BIM the following amounts for securities lending agent services:

Dynamic High Income	$3,252
Multi-Asset Income	$101,794

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Dynamic High Income is currently permitted to borrow and lend and Multi-Asset Income is currently permitted to borrow under the Interfund Lending Program.

NOTES TO FINANCIAL STATEMENTS	115

Notes to Financial Statements  (unaudited) (continued)

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended January 31, 2018, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: During the six months ended January 31, 2018, Multi-Asset Income received a reimbursement of $1,046 from an affiliate, which is included in payment by affiliate in the Statements of Operations, related to an operating error.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended January 31, 2018, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Realized Gain
Dynamic High Income	$44,601	—	—
Multi-Asset Income	$80,379,329	$31,686,390	$817,884

7.	PURCHASES AND SALES

For the six months ended January 31, 2018, purchases and sales of investments, excluding short-term securities and equity-linked notes, were as follows:

Purchases	Dynamic High Income	Multi-Asset Income
Non-U.S. Government Securities	$207,203,670	$4,267,578,883
U.S. Government Securities	—	73,897,097

Total Purchases	$207,203,670	$4,341,475,980

Sales	Dynamic High Income	Multi-Asset Income
Non-U.S. Government Securities	$117,424,152	$3,781,519,416
U.S. Government Securities	—	71,775,383

Total Sales	$117,424,152	$3,853,294,799

For the six months ended January 31, 2018, purchases and sales related to equity-linked notes were as follows:

	Dynamic High Income	Multi-Asset Income
Purchases	$366,454,501	$6,678,600,888
Sales	$309,761,161	$5,925,823,808

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on Multi-Asset Income’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2017. The statute of limitations on Dynamic High Income’s U.S. federal tax returns generally remains open for the two years ended July 31, 2017 and the period ended July 31, 2015. The statutes of limitations on Multi-Asset Income’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of January 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of July 31, 2017, Dynamic High Income and Multi-Asset Income had a capital loss carryforward available to offset future realized capital gains of $4,166,135 and $696,198,617, respectively. These capital loss carryforwards have no expiration date.

116	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

As of January 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Dynamic High Income	Multi-Asset Income
Tax cost	$556,309,282	$17,185,060,459

Gross unrealized appreciation	14,736,251	938,115,719
Gross unrealized depreciation	(6,634,049)	(236,312,099)

Net unrealized appreciation (depreciation)	$8,102,202	$701,803,620

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended January 31, 2018, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

NOTES TO FINANCIAL STATEMENTS	117

Notes to Financial Statements  (unaudited) (continued)

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent the Funds deposit collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 01/31/18		Year Ended 07/31/17
Dynamic High Income	Shares	Amount	Shares	Amount
Institutional
Shares sold	14,510,833	$146,076,017	20,714,177	$197,672,503
Shares issued in reinvestment of distributions	833,679	8,312,746	880,070	8,393,107
Shares redeemed	(3,967,506)	(39,477,401)	(9,211,481)	(86,904,359)

Net increase	11,377,006	$114,911,362	12,382,766	$119,161,251

Investor A
Shares sold	2,074,477	$20,587,158	1,576,449	$14,975,708
Shares issued in reinvestment of distributions	125,078	1,248,544	186,307	1,763,527
Shares redeemed	(770,944)	(7,716,119)	(2,292,642)	(21,550,661)

Net increase (decrease)	1,428,611	$14,119,583	(529,886)	$(4,811,426)

Investor C
Shares sold	781,595	$7,804,291	1,172,404	$11,146,938
Shares issued in reinvestment of distributions	66,868	666,213	102,026	966,256
Shares redeemed	(334,894)	(3,328,173)	(1,428,913)	(13,418,991)

Net increase (decrease)	513,569	$5,142,331	(154,483)	$(1,305,797)

Class K
Shares sold	199,387	$2,047,103	4,300	$39,903
Shares issued in reinvestment of distributions	446	4,541	311	2,961
Shares redeemed	(4,942)	(48,779)	—	—

Net increase	194,891	$2,002,865	4,611	$42,864

Total Net Increase	13,514,077	$136,176,141	11,703,008	$113,086,892

118	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 01/31/18		Year Ended 07/31/17
Multi-Asset Income	Shares	Amount	Shares	Amount
Institutional
Shares sold	165,908,660	$1,838,964,569	380,679,883	$4,120,036,391
Shares issued in reinvestment of distributions	18,399,391	203,838,903	27,565,138	298,601,456
Shares redeemed	(98,801,719)	(1,095,649,007)	(188,904,874)	(2,039,799,446)

Net increase	85,506,332	$947,154,465	219,340,147	$2,378,838,401

Investor A
Shares sold	60,526,940	$669,948,620	145,021,015	$1,565,521,376
Shares issued in reinvestment of distributions	8,574,750	94,889,184	16,998,624	183,556,805
Shares redeemed	(59,572,206)	(659,359,904)	(183,554,861)	(1,983,675,544)

Net increase (decrease)	9,529,484	$105,477,900	(21,535,222)	$(234,597,363)

Investor C
Shares sold	18,144,767	$200,539,912	48,836,422	$526,123,058
Shares issued in reinvestment of distributions	4,991,096	55,162,649	10,263,262	110,703,023
Shares redeemed	(32,399,275)	(358,076,560)	(89,258,186)	(962,139,016)

Net decrease	(9,263,412)	$(102,373,999)	(30,158,502)	$(325,312,935)

			Period from 02/03/17 (a) to 07/31/17
Class K (a)
Shares sold	15,617,589	$173,317,631	3,328,936	$36,295,404
Shares issued in reinvestment of distributions	282,578	3,131,369	37,735	414,762
Shares redeemed	(1,502,440)	(16,795,973)	(116,201)	(1,276,829)

Net increase	14,397,727	$159,653,027	3,250,470	$35,433,337

Total Net Increase	100,170,131	$1,109,911,393	170,896,893	$1,854,361,440

(a)	Commencement of operations

As of January 31, 2018, 22,548 Class K Shares of Dynamic High Income and 18,519 Class K Shares of Multi-Assets Income were owned by BlackRock HoldCo 2, Inc., an affiliate of the Funds.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	119

Trustees and Officers Information

Robert M. Hernandez, Chair of the Board and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Honorable Stuart E. Eizenstat, Trustee

Henry Gabbay, Trustee

Lena G. Goldberg, Trustee

Henry R. Keizer, Trustee

John F. O’Brien, Trustee

Donald C. Opatrny, Trustee

Robert Fairbairn, Trustee

John M. Perlowski,Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective December 31, 2017, Roberta Cooper Ramo retired and Donald W. Burton resigned as Trustees of the Trust.

Manager and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Sub-Advisers

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock Asset

Management North Asia Limited

Hong Kong

BlackRock (Singapore) Limited

079912 Singapore

Custodians

JPMorgan Chase Bank, N.A.

New York, NY 10179

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Wilkie Farr & Gallagher LLP

New York, NY 10019

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

120	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	121

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

122	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency Abbreviations

ARS	Argentine Peso
BRL	Brazilian Real
CHF	Swiss Franc
CNY	Chinese Yuan
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
RUB	New Russian Ruble
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

Portfolio Abbreviations

ADR	American Depositary Receipts
CLO	Collateralized Loan Obligation
DAC	Designated Activity Company
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
GDR	Global Depositary Receipts
LIBID	London Interbank Bid Rate
LIBOR	London Interbank Offered Rate
NVDR	Non-Voting Depository Receipts
OTC	Over-the-counter
PIK	Pay-In-Kind
PJSC	Public Joint Stock Company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
S&P	Standard & Poor’s

GLOSSARY OF TERMS USED IN THIS REPORT	123

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

DHIMAIP-1/18-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

2

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: April 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: April 4, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds II

Date: April 4, 2018

4